Exhibit 99.C.3

ISSN 0115-0421
SPECIAL EDITION
VOL.113 MANILA, PHILIPPINES, DECEMBER 29, 2017 NO. 1
Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987
REPUBLIC ACT NO. 10964
GENERAL APPROPRIATIONS ACT
VOLUME II
Fiscal Year
2018
A Budget that Reforms and Transforms

SPECIAL EDITION

Edited at the Office of the President of the Philippines

pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987

VOL. 113	MANILA, PHILIPPINES, DECEMBER 29, 2017	NO.1

REPUBLIC ACT NO. 10964

GENERAL APPROPRIATIONS ACT

VOLUME II

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2018

January 1 - December 31, 2018

VOLUME II

CONTENTS

I.	CONGRESS OF THE PHILIPPINES	1

A.	Senate	1
B.	Senate Electoral Tribunal	1
C.	Commission on Appointments	2
D.	House of Representatives	2
E.	House Electoral Tribunal	3

II.	OFFICE OF THE PRESIDENT	4

A.	The President’s Offices	4

III.	OFFICE OF THE VICE-PRESIDENT	6

IV.	DEPARTMENT OF AGRARIAN REFORM	7

A.	Office of the Secretary	7

V.	DEPARTMENT OF AGRICULTURE	9

A.	Office of the Secretary	9
B.	Agricultural Credit Policy Council	10
C.	Bureau of Fisheries and Aquatic Resources	11
D.	National Meat Inspection Service	12
E.	Philippine Carabao Center	13
F.	Philippine Center for Post-Harvest Development and Mechanization	14
G.	Philippine Fiber Industry Development Authority	15
H.	Philippine Council for Agriculture and Fisheries	16

VI.	DEPARTMENT OF BUDGET AND MANAGEMENT	17

A.	Office of the Secretary	17
B.	Government Procurement Policy Board - Technical Support Office	19

VII.	DEPARTMENT OF EDUCATION	20

A.	Office of the Secretary	20
B.	Early Childhood Care and Development Council	22
C.	National Book Development Board	22
D.	National Council for Children’s Television	23
E.	National Museum	24
F.	Philippine High School for the Arts	25

VIII.	STATE UNIVERSITIES AND COLLEGES	26

A.	National Capital Region	26

A.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	26
A.2	Marikina Polytechnic College	27
A.3	Philippine Normal University	28
A.4	Philippine State College of Aeronautics	30
A.5	Polytechnic University of the Philippines	30
A.6	Rizal Technological University	32
A.7	Technological University of the Philippines	34
A.8	University of the Philippines System	36

B.	Region I - ILOCOS	37

B.1	Don Mariano Marcos Memorial State University	37
B.2	Ilocos Sur Polytechnic State College	39
B.3	Mariano Marcos State University	41
B.4	North Luzon Philippines State College	43
B.5	Pangasinan State University	44
B.6	University of Northern Philippines	45

C.	CORDILLERA ADMINISTRATIVE REGION	47

C.1	Abra State Institute of Science and Technology	47
C.2	Apayao State College	49
C.3	Benguet State University	50
C.4	Ifugao State University	52
C.5	Kalinga State University	53
C.6	Mountain Province State University	55

D.	Region II - CAGAYAN VALLEY	56

D.1	Batanes State College	56
D.2	Cagayan State University	57
D.3	Isabela State University	58
D.4	Nueva Vizcaya State University	60
D.5	Quirino State University	62

E.	Region III - CENTRAL LUZON	63

E.1	Aurora State College of Technology	63
E.2 E.3	Bataan Peninsula State University Bulacan Agricultural State College	65 66
E.4	Bulacan State University	67
E.5	Central Luzon State University	69

E.6	Don Honorio Ventura Technological State University	71
E.7	Nueva Ecija University of Science and Technology	72
E.8	Pampanga State Agricultural University	74
E.9	Philippine Merchant Marine Academy	75
E.10	Ramon Magsaysay Technological University	77
E.11	Tarlac College of Agriculture	78
E.12	Tarlac State University	80

F.	Region IV-A (CALABARZON)	82

F.1	Batangas State University	82
F.2	Cavite State University	83
F.3	Laguna State Polytechnic University	85
F.4	Southern Luzon State University	86
F.5	University of Rizal System	88

G.	Region IV-B (NIMAROPA)	90

G.1	Marinduque State College	90
G.2	Mindoro State University	91
G.3	Occidental Mindoro State College	93
G.4	Palawan State University	94
G.5	Romblon State University	96
G.6	Western Philippines University	98

H.	Region V - BICOL	99

H.1	Bicol University	99
H.2	Bicol State College of Applied Sciences and Technology	101
H.3	Camarines Norte State College	103
H.4	Camarines Sur Polytechnic Colleges	104
H.5	Catanduanes State University	106
H.6	Central Bicol State University of Agriculture	108
H.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	109
H.8	Partido State University	111
H.9	Sorsogon State College	113

I.	Region VI - WESTERN VISAYAS	114

I.1	Aklan State University	114
I.2	Capiz State University	116
I.3	Carlos C. Hilado Memorial State College	118
I.4	Guimaras State College	119
I.5	Iloilo State College of Fisheries	121
I.6	Central Philippines State University	122
I.7	Northern Iloilo State Polytechnic University	123
I.8	Northern Negros State College of Science and Technology	125
I.9	University of Antique	126
I.10	Iloilo Science and Technology University	128
I.11	West Visayas State University	130

J.	Region VII - CENTRAL VISAYAS	132

J.1	Bohol Island State University	132
J.2	Cebu Normal University	133
J.3	Cebu Technological University	135
J.4	Negros Oriental State University	137
J.5	Siquijor State College	138

K.	Region VIII - EASTERN VISAYAS	139

K.1	Eastern Samar State University	139
K.2	Eastern Visayas State University	141
K.3	Leyte Normal University	142
K.4	Naval State University	144
K.5	Northwest Samar State University	146
K.6	Palompon Polytechnic State University	148
K.7	Samar State University	149
K.8	Southern Leyte State University	151
K.9	University of Eastern Philippines	152
K.10	Visayas State University	154

L.	Region IX - ZAMBOANGA PENINSULA	156

L.1	J.H. Cerilles State College	156
L.2	Jose Rizal Memorial State University	157
L.3	Western Mindanao State University	158
L.4	Zamboanga City State Polytechnic College	160
L.5	Zamboanga State College of Marine Sciences and Technology	161

M.	Region X - NORTHERN MINDANAO	162

M.1	Bukidnon State University	162
M.2	Camiguin Polytechnic State College	164
M.3	Central Mindanao University	165
M.4	University of Science and Technology of Southern Philippines - Cagayan de Oro Campus	166
M.5 M.6	MSU - Iligan Institute of Technology University of Science and Technology of Southern Philippines - Claveria Campus	168 169
M.7	Northwestern Mindanao State College of Science and Technology	171

N.	Region XI - DAVAO	172

N.1	Compostela Valley State College	172
N.2	Davao del Norte State College	174
N.3	Davao Oriental State College of Science and Technology	175
N.4	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	177
N.5	University of Southeastern Philippines	178

O.	Region XII - SOCCSKSARGEN	180

O.1	Cotabato State University	180
O.2	Cotabato Foundation College of Science and Technology	181
O.3	Sultan Kudarat State University	183
O.4	University of Southern Mindanao	184

P.	AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)	186

P.1	Adiong Memorial Polytechnic State College	186
P.2	Basilan State College	188
P.3	Mindanao State University	189
P.4	MSU-TAWI-TAWI College of Technology and Oceanography	191
P.5	Sulu State College	192
P.6	TAWI-TAWI Regional Agricultural College	194

Q.	REGION XIII - CARAGA ADMINISTRATIVE REGION	194

Q.1	Agusan del Sur State College of Agriculture and Technology	194
Q.2	Caraga State University	196
Q.3	Surigao del Sur State University	198
Q.4	Surigao State College of Technology	199

IX.	DEPARTMENT OF ENERGY	202

A.	Office of the Secretary	202

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	205

A.	Office of the Secretary	205
B.	Environmental Management Bureau	206
C.	Mines and Geo-Sciences Bureau	207
D.	National Mapping and Resource Information Authority	208
E.	National Water Resources Board	209
F.	Palawan Council for Sustainable Development Staff	210

XI.	DEPARTMENT OF FINANCE	212

A.	Office of the Secretary	212
B.	Bureau of Customs	213
C.	Bureau of Internal Revenue	214
D.	Bureau of Local Government Finance	214
E.	Bureau of the Treasury	215
F.	Central Board of Assessment Appeals	217
G.	Insurance Commission	217
H.	National Tax Research Center	218
I.	Privatization and Management Office	219
J.	Securities and Exchange Commission	220

XII.	DEPARTMENT OF FOREIGN AFFAIRS	221

A.	Office of the Secretary	221
B.	Foreign Service Institute	222
C.	Technical Cooperation Council of the Philippines	223
D.	UNESCO National Commission of the Philippines	224

XIII.	DEPARTMENT OF HEALTH	225

A.	Office of the Secretary	225
B.	Commission on Population	227
C.	National Nutrition Council	228

XIV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	230

A.	Office of the Secretary	230
B.	Cybercrime Investigation and Coordination Center	231
C.	National Privacy Commission	232
D.	National Telecommunications Commission	233

XV.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	234

A.	Office of the Secretary	234
B.	Bureau of Fire Protection	235
C.	Bureau of Jail Management and Penology	236
D.	Local Government Academy	236
E.	National Police Commission	237
F.	Philippine National Police	238
G.	Philippine Public Safety College	239

XVI.	DEPARTMENT OF JUSTICE	241

A.	Office of the Secretary	241
B.	Bureau of Corrections	242
C.	Bureau of Immigration	243
D.	Land Registration Authority	243
E.	National Bureau of Investigation	244
F.	Office of the Government Corporate Counsel	245
G.	Office of the Solicitor General	245
H.	Parole and Probation Administration	246
I.	Presidential Commission on Good Government	247
J.	Public Attorney’s Office	247

XVII.	DEPARTMENT OF LABOR AND EMPLOYMENT	249

A.	Office of the Secretary	249
B.	Institute for Labor Studies	250
C.	National Conciliation and Mediation Board	251
D.	National Labor Relations Commission	252
E.	National Maritime Polytechnic	252
F.	National Wages and Productivity Commission	253
G.	Philippine Overseas Employment Administration	254
H.	Professional Regulation Commission	255
I.	Overseas Workers Welfare Administration	256

XVIII.	DEPARTMENT OF NATIONAL DEFENSE	258

A.	Office of the Secretary - PROPER	258
B.	Government Arsenal	258
C.	National Deferse College of the Philippines	259
D.	Office of Civil Defense	260
E.	Philippine Veterans Affiars Office (PVAO) - Proper	260
F.	Veterans Memorial Medical Center	261
G.	Philippine Army (Land Forces)	262
H.	Philippine Air Force (Air Forces)	263
I.	Philippine Navy (Naval Forces)	263
J.	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUS)	264

XIX.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	266

A.	Office of the Secretary	266

XX.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	268

A.	Office of the Secretary	268
B.	Advanced Science and Technology Institute	269
C.	Food and Nutrition Research Institute	270
D.	Forest Products Research and Development Institute	271
E.	Industrial Technology Development Institute	272
F.	Metals Industry Research and Development Center	273
G.	National Academy of Science and Technology	274
H.	National Research Council of the Philippines	275
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	276
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	277
K.	Philippine Council for Health Research and Development	277
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	278
M.	Philippine Institute of Volcanology and Seismology	279
N.	Philippine Nuclear Research Institute	280
O.	Philippine Science High School	281
P.	Philippine Textile Research Institute	282
Q.	Science Education Institute	283
R.	Science and Technology Information Institute	284
S.	Technology Application and Promotion Institute	285

XXI.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	286

A.	Office of the Secretary	286
B.	Council for the Welfare of Children	289
C.	Inter-Country Adoption Board	290
D.	National Council on Disability Affairs	291
E.	Juvenile Justice and Welfare Council	292

XXII.	DEPARTMENT OF TOURISM	293

A.	Office of the Secretary	293
B.	Intramuros Administration	294
C.	National Parks Development Committee	296

XXIII.	DEPARTMENT OF TRADE AND INDUSTRY	297

A.	Office of the Secretary	297
B.	Board of Investments	299
C.	Philippine Trade Training Center	300
D.	Design Center of the Philippines	301
E.	Construction Industry Authority of the Philippines	302

XXIV.	DEPARTMENT OF TRANSPORTATION	303

A.	Office of the Secretary	303
B.	Civil Aeronautics Board	305
C.	Maritime Industry Authority	306
D.	Office of Transportation Cooperatives	307
E.	Office for Transportation Security	308
F.	Philippine Coast Guard	309
G.	Toll Regulatory Board	310

XXV.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	311

A.	Office of the Director-General	311
B.	Philippine National Volunteer Service Coordinating Agency	313
C.	Public-Private Partnership Center of the Philippines	314
D.	Philippine Statistical Research and Training Institute (Statistical Research and Training Center)	315
E.	Tariff Commission	316
F.	Philippine Statistics Authority	317

XXVI.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	319

A.	Presidential Communications Operations Office (Proper)	319
B.	Bureau of Broadcast Services	319
C.	Bureau of Communications Services	320
D.	National Printing Office	320
E.	News and Information Bureau	321
F.	Philippine Information Agency	322
G.	Presidential Broadcast Staff (RTVM)	323

XXVII.	OTHER EXECUTIVE OFFICES	324

A.	Anti-Money Laundering Council	324
B.	Climate Change Commission	324
C.	Commission on Filipinos Overseas	325
D.	Commission on Higher Education	326
E.	Commission on the Filipino Language	327
F.	Dangerous Drugs Board	328
G.	Energy Regulatory Commission	328
H.	Film Development Council of the Philippines	329
I.	Games and Amusements Board	330
J.	Governance Commission for Government-Owned or Controlled Corporations	331

K.	Housing and Land Use Regulatory Board	332
L.	Housing and Urban Development Coordinating Council	333
M.	Mindanao Development Authority	334
N.	Movie and Television Review and Classification Board	335
O.	National Anti-Poverty Commission	336
P.	National Commission for Culture and the Arts	337
P.1	National Commission for Culture and the Arts (Proper)	337
P.2	National Historical Commission of the Philippines	338
P.3	National Library of the Philippines	339
P.4	National Archives of the Philippines	339

Q.	National Commission on Indigenous Peoples	340
R.	National Commission on Muslim Filipinos (Office on Muslim Affairs)	341
S.	National Intelligence Coordinating Agency	343
T.	National Security Council	344
U.	Office of the Presidential Adviser on the Peace Process	345
V.	Optical Media Board	346
W.	Pasig River Rehabilitation Commission	347
X.	Philippine Commission on Women (National Commission on the Role of Filipino Women)	347
Y.	Philippine Drug Enforcement Agency	348
Z.	Philippine Racing Commission	348
AA.	Presidential Commission for the Urban Poor	349
AB.	Philippine Sports Commission	350
AC.	Presidential Legislative Liason Office	351
AD.	Presidential Management Staff	351
AE.	Fertilizer and Pesticide Authority	352
AF.	Philippine Competition Commission	353
AG.	National Youth Commission	354
AH.	Technical Education and Skills Development Authority	354
AI.	Cooperative Development Authority	355

XXVIII.	AUTONOMOUS REGION IN MUSLIM MINDANAO	357

A.	Autonomous Regional Government in Muslim Mindanao	357

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS	362

A.	Legislative-Executive Development Advisory Council	362

XXX.	THE JUDICIARY	363

A.	Supreme Court of the Philippines and the Lower Courts	363
B.	Presidential Electoral Tribunal	364
C.	Sandiganbayan	364
D.	Court of Appeals	365
E.	Court of Tax Appeals	365

XXXI.	CIVIL SERVICE COMMISSION	367

A.	Civil Service Commission	367
B.	Career Executive Service Board	368

XXXII.	COMMISSION ON AUDIT	370

XXXIII.	COMMISSION ON ELECTIONS	373

XXXIV.	OFFICE OF THE OMBUDSMAN	375

XXXV.	COMMISSION ON HUMAN RIGHTS	377

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	379

A.	DEPARTMENT OF AGRICULTURE	379

A.1	National Dairy Authority	379
A.2	National Tobacco Administration	379
A.3	Philippine Crop Insurance Corporation	380
A.4	Philippine Fisheries Development Authority	381
A.5	Philippine Rice Research Institute	381
A.6	Philippine Sugar Corporation	382
A.7	Sugar Regulatory Administration	383

B.	DEPARTMENT OF ENERGY	383

B.1	National Electrification Administration	383
B.2	National Power Corporation	384

C.	DEPARTMENT OF FINANCE	385

C.1	Development Bank of the Philippines	385

D.	DEPARTMENT OF HEALTH	385

D.1	Lung Center of the Philippines	385
D.2	National Kidney and Transplant Institute	386
D.3	Philippine Children’s Medical Center	386
D.4	Philippine Health Insurance Corporation	387
D.5	Philippine Heart Center	388
D.6	Philippine Institute of Traditional and Alternative Health Care	389

E.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	389

E.1	Local Water Utilities Administration	389

F.	DEPARTMENT OF TOURISM	390

F.1	Tourism Promotions Board	390

G.	DEPARTMENT OF TRADE AND INDUSTRY	391

G.1	Aurora Pacific Economic Zone and Freeport Authority	391
G.2	Center for International Trade Expositions and Missions	391
G.3	Philippine Economic Zone Authority	392
G.4	Small Business Corporation	393

H.	DEPARTMENT OF TRANSPORTATION	393

H.1	Light Rail Transit Authority	393
H.2	Philippine National Railways	394

I.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	395

I.1	Philippine Institute for Development Studies	395

J.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	395

J.1	People’s Television Network, Inc.	395

K.	OTHER EXECUTIVE OFFICES	396

K.1	Authority of the Freeport Area of Bataan	396
K.2	Bases Conversion and Development Authority	397
K.3	Credit Information Corporation	397
K.4	Cultural Center of the Philippines	398
K.5	Development Academy of the Philippines	398
K.6	Home Guaranty Corporation	399
K.7	National Food Authority	400
K.8	National Home Mortgage Finance Corporation	400
K.9	National Housing Authority	401
K.10	National Irrigation Administration	402
K.11	Philippine Center for Economic Development	403
K.12	Philippine Coconut Authority	403
K.13	Philippine Postal Corporation	404
K.14	Social Housing Finance Corporation	405
K.15	Southern Philippines Development Authority	406
K.16	Subic Bay Metropolitan Authority	406
K.17	Zamboanga City Special Economic Zone Authority	407

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	408

A.	Metropolitan Manila Development Authority	408

STAFFING SUMMARY		410

DECEMBER 29, 2017	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

I. CONGRESS OF THE PHILIPPINES

A. SENATE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Crafting of significant legislation and reform measures ensured

SENATE LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

B. SENATE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Senatorial electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fair and speedy resolution of Senatorial electoral contests achieved

SENATE ELECTORAL CONTENT ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage reduction in the processing time of electoral protests		5%
2. Percentage reduction in the cost of electoral protests		5%

2	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Output Indicators		25% of the proceedings per case
1. Percentage of electoral contests resolved within the term of office being contested
2. Percentage of work program for electoral protest filed completed		100%
3. Number of legal research completed	Indicator applicable if no protest filed or no on-going case	0

C. COMMISSION ON APPOINTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Review and confirmation of Presidential appointments / nominations submitted to the Commission

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Review and confirmation of Presidential appointments / nominations submitted to the Commission

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM
Outcome Indicators
Output Indicators
1. Depending on the appointments / nominations submitted by the Office of the President.
2. Depending on the submission of complete documentary requirements by the appointees / nominees.

D. HOUSE OF REPRESENTATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

DECEMBER 29, 2017	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Crafting of significant legislation and reform measures ensured

HOR LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

E. HOUSE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of House of Representatives electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fair and speedy resolution of Senatorial electoral contests achieved

HOR ELECTORAL CONTEST ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage reduction in processing time of electoral protests	7	10
Output Indicators

4	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive support services to the Presidency

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Responsive support services to the Presidency

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Percentage of agencies complying with Presidential directives	100%	100%
Output Indicators
1. Percentage of action documents and instruments submitted to the Executive Secretary for approval	100%	100%
2. Percentage of policy papers / instruments and issuances submitted to the President within the prescribed time frame	100%	100%
3. Percentage of feedback reports from government consultations on various policy directives / good governance initiatives / internal control systems submitted within the prescribed time frame	100%	100%

PRESIDENTIAL ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy recommendations approved by President or Executive Secretary	100%	100%
Output Indicators
1. Percentage of policy recommendations translated to Presidential directives within the prescribed time frame	100%	100%
2. Percentage of Presidential issuances published in less than ten (10) days from date of signing by the President	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	5
OFFICE OF THE PRESIDENT

PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM
Outcome Indicator
1. Percentage of stakeholders who rated the legal and legislative services as satisfactory or better	100%	100%
Output Indicators
1. Percentage of Orders / Decisions / Resolutions (ODRs) submitted to the Deputy Executive Secretary for Legal Affairs (DESLA) and / or Executive Secretary for action	100%	100%
2. Percentage of legal opinions and legal actions released within the prescribed time frame	100%	100%
3. Percentage of disciplinary actions involving Presidential appointees resolved within the prescribed time frame	100%	100%

PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM
Outcome Indicator
1. Percentage of presidential events successfully undertaken	100%	100%
Output Indicators
1 Percentage of Presidential events managed according to schedule	100%	100%
2. Percentage of documents acted upon within fifteen (15) days as per RA 6713	100%	100%
3. Percentage of Presidential events managed according to quality standards	100%	100%

6	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

III. OFFICE OF THE VICE-PRESIDENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced strategic partnership and advocacy on good governance

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Enhanced strategic partnership and advocacy on good governance

GOOD GOVERNANCE PROGRAM
Outcome Indicator
1. Number of strategic partnership established or strengthened		200
Output Indicators
1. Percentage of requests acted upon within standard processing time		81%
2. Percentage of projects with partners implemented as planned		50%
3. Percentage of completed engagements of the OVP rated by the requesting organization / entity as satisfactory or better		85%

DECEMBER 29, 2017	OFFICIAL GAZETTE	7
DEPARTMENT OF AGRARIAN REFORM

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

1. Tiller’s Security of Tenure Ensured

2. Tiller’s Rights and Welfare Promoted

3. Agrarian Reform Areas Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Tiller’s Security of Tenure Ensured

LAND TENURE SECURITY PROGRAM
Outcome Indicator
1. Percentage of farmers actually installed in awarded lands		85% of the farmers in distributed lands for the year
Output Indicators
1. Number of landholdings with claimfolder documentation completed		6,726
2. Number of hectares with Emancipation Patents / Certificate of Land Ownership Award (EP / CLOA) registered	28,636	53,841
3. Number of generated Certificate of Land Ownership Awards (CLOAs) registered (LRA-CARP)*	11,782	53,841
4. Number of hectares with approved survey (DENR-CARP)*	100,214	103, 016
5. Number of subdivided collective CLOAs registered (LRA-CARP)*	15,374	62, 969

Tiller’s Rights and Welfare Promoted

AGRARIAN JUSTICE DELIVERY PROGRAM
Outcome Indicator
1. Percent reduction of pending cases	56%	60%
Output Indicators
1. Resolution rate of agrarian-related cases (DARAB and ALI cases)	77%	79%
2. Percentage of cases handled with agrarian legal assistance in judicial and quasi-judicial courts	67%	70%

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Agrarian Reform Areas Improved
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM
Outcome Indicators
1. Percentage of Agrarian Reform Beneficiary Organizations (ARBOs) managing profitable business enterprises	29%	35%
2. Percentage increase in crop yield above the baseline (i.e. palay)	4.06 metric tons per hectare	5%
Output Indicators
1. Number of agrarian reform beneficiaries (ARBs) trained	517,746	519,150
2. Number of ARBs with access to credit and microfinance services	162,869	162,869
3. Number of ARBOs provided with technical, enterprise and farm productivity support and physical infrastructures		3,674
4. Number of farmer beneficiaries and small landowners trained (DTI-CARP)*	31,452	31,452
5. Number of Irrigator’s Associations (IAs) organized and trained (NIA-CARP)*	40	59
6. Number of sites and areas covered for upland development (DENR-CARP)*	140 / 5,173	145 / 4,350
7. Number of irrigation projects completed (NIA-CARP)*	40	59
8. Number of Technical and Marketing Assistance provided (DTI-CARP)*	6,637	6,637
9. Number of Micro, Small and Medium Enterprises (MSMEs) maintained (DTI-CARP)*	2,853	3,245
10. Number of hectares (new and restored areas) provided with irrigation (NIA-CARP)*	863	3,781
*Please refer to the respective mother departments / agency budget for the requirements of CARP.
NOTE: Exclusive of Targets funded from other sources. e.g. Special Account in the General Fund.

DECEMBER 29, 2017	OFFICIAL GAZETTE	9
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the Agricultural Sector increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Productivity in the agricultural sector increased

TECHNICAL AND SUPPORT SERVICES PROGRAM
Outcome Indicators
1. Percentage of beneficiaries rating the technical support services to be at least satisfactory	99.84%	80%
2. Percentage of deliveries of production support services validated by LGUs to have been delivered at the appropriate time	99.57%	100%
3. Percentage share of small farmers adopting new technologies to total number of small farmers trained with new technologies increased (to be reported every three (3) years starting 2019)
Output Indicators
1. Number of Provinces and Chartered Cities provided with production support services and support to construct market-related infrastructure		86
2. Number of group beneficiaries provided with market development services		1,695
3. Number of extension workers trained to support the capacity of LGUS and farmers, fisherfolk, and other beneficiaries provided with training support services		18,010
a. LGU extension workers trained
b. Farmers, fisherfolk and other participants		111,968

AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM
Outcome Indicator
1. Percentage of beneficiaries rating the provision of agricultural machinery, equipment, facilities, and installation of small scale irrigation projects to be at least satisfactory		80%

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Output Indicators
1. Number of Provinces and Chartered Cities provided with agricultural machineries, equipment, facilities, and small scale irrigation projects		88
2. Number of hectares of service area generated from the establishment and installation of small scale irrigation projects (SSIPs)	7,634	14,682
3. Number of kilometers of Farm-to-Market Roads (FMRs) validated for construction / rehabilitation	824	600
4. Percentage of DPWH-constructed FMRs monitored	69.28%	100%

AGRICULTURE AND FISHERY POLICY PROGRAM
Outcome Indicator
1. Number of policies issued and disseminated	1	1
Output Indicator
1. Number of policies supported and endorsed for approval		12

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM
Outcome Indicator
1. Number of provinces with control of incidence of major pests and diseases maintained at zero incidence		81
a. Foot and Mouth Disease
b. Avian Influenza		81
Output Indicators
1. Percentage of applications for quarantine and sanitary and phytosanitary (SPS) clearance processed within one (1) day		100%
2. Number of agri-fishery standards developed		43
3. Percentage of new agriculture facilities and products that have been inspected at least once a year		100%

LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM
Outcome Indicator
1. Number of agriculture and fishery based enterprises assisted		49
Output Indicator
1. Percentage of amount of approved FMR sub-projects to the total amount of FMR allocation		100%

B. AGRICULTURAL CREDIT POLICY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	11
DEPARTMENT OF AGRICULTURE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

AGRICULTURAL CREDIT PROGRAM
Outcome Indicators
1. Percentage increase of borrowers obtaining loans from formal sources:
a. small farmer (3 ha and below)	62%	2% every 2 years
b. small fisherfolk (3 tons and below)	53%	2% every 2 years
2. Repayment rate (loans collected / loans matured)	100%	85%-95%
Output Indicators
1. Amount of loans granted to credit retailers / lenders and to end-borrowers:
a. Credit retailers / lenders		1,050
b. End-borrowers	2,955.50	4,010
2. Number of credit program orientations and credit matching seminars and workshops conducted	47	15
3. Number of farmers and fisherfolk organizations provided with institutional capacity building assistance	164	274

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

00:	Productivity in Fisheries Sector within ecological limits improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Productivity in Fisheries Sector within ecological limits improved

FISHERIES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in volume of production for provision of support / supply	2%	2% annually
2. Percentage reduction of post harvest losses		10% in 5 years

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Output Indicators
1. Number of beneficiaries provided with aquaculture support / supply
a. Number of individuals	37,356	40,509
b. Number of fisherfolk groups		2,557
2. Number of beneficiaries provided with postharvest support / supply
a. Number of individuals	860	1,992
b. Number of fisherfolk groups		780
3. Number of beneficiaries provided with environment friendly fishing gears / paraphernalia
a. Number of individuals	71,190	117,526
b. Number of fisherfolk groups		1,464

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator
1. Percentage of administrative cases resolved within the prescribed period		50%
Output Indicators
1. Percentage of applications for permits, licenses or accreditation with complete documentary requirements acted upon within the prescribed period		100%
2. Number of fishery facilities and products monitored and / or inspected with reports issued	13,081	11,030
3. Percentage of violations acted upon within the prescribed period		80%

FISHERIES EXTENSION PROGRAM
Outcome Indicator
1. Percentage of technology trained fisherfolk adoptors		50%
Output Indicators
1. Percentage of individual fisherfolk who rated the extension support provided as satisfactory or better	86%	90%
2. Percentage of requests for extension support responded to within three (3) days	89%	90%

FISHERIES POLICY PROGRAM
Outcome Indicator
1. Percentage of approved policies that are translated into plans and programs within prescribed period	100%	70%
Output Indicators
1. Number of policies formulated and recommended	2	6
2. Number of policies reviewed / updated in accordance with the period prescribed thereon		4

D. NATIONAL MEAT INSPECTION SERVICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

1. Meat Safety and Quality Assured

2. Meat Industry Sector Developed

DECEMBER 29, 2017	OFFICIAL GAZETTE	13
DEPARTMENT OF AGRICULTURE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Meat Safety and Quality Assured

MEAT REGULATORY PROGRAM
Outcome Indicator
1. Percentage of existing meat establishments and transport vehicles conforming to national and international standards for handling safe and quality meat
a. Meat Establishments	39% (297 / 759)	75% in 5 years
b. Transport Vehicles	72% (2,526 / 3,500)	85% in 5 years
Output Indicators
1. Percentage increase in number of meat establishments and transport vehicles monitored and / or inspected with reports issued
a. Meat Establishments	297	10%
b. Transport Vehicles	2,526	10%
2. Number of Hazard Analysis and Critical Control Point (HACCP) certified meat establishments monitored and / or inspected with reports issued	130	133
3. Percentage of certificates and licenses issued within the prescribed period	100%	100%
4. Percentage of exporter and importer meat establishments registered and licensed within the prescribed period from the date of application	100%	100%

Meat Industry Sector Developed

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of beneficiary LGU meat facilities that are compliant to national standards and are properly operated and maintained	25% (12 / 48)	75% in 5 years
2. Percentage of highly urbanized LGUs capable of performing meat inspection services		100% in 5 years
Output Indicator
1. Number of LGU Meat Inspectors trained to perform meat inspection service		400

E. PHILIPPINE CARABAO CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Carabao-based enterprises enhanced

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Carabao-based enterprises enhanced

NATIONAL CARABAO DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of clients of genetically improved buffaloes (crossbred owners)	13,860	10% annually
2. Percentage increase in the family income from dairy carabao-based enterprises (among value-chain players)	20%	20%
3. Percentage of technology adopters / users		20% in 3 years
Output Indicators
1. Percentage increase in the number of clients directly provided with production support services	187,118	5%
2. Percentage of clients who rated the goods and services delivered as satisfactory or better	90%	95%
3. Percentage of requests for technical assistance responded to within 3 days	94%	95%
4. Number of technologies developed or improved	10	10

F. PHILIPPINE CENTER FOR POST-HARVEST DEVELOPMENT AND MECHANIZATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic, opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM
Outcome Indicators
1. Percentage increase in the number of new technology adopters / users	126	20% increase annually
2. Percentage increase in the number of intellectual property applications filed	4	25% increase annually

DECEMBER 29, 2017	OFFICIAL GAZETTE	15
DEPARTMENT OF AGRICULTURE

Output Indicators
1. Number of technologies developed or improved	10	10
2. Percentage of Research and Development results commercialized	50%	50%
3. Number of individuals trained on technology utilization / adoption	630	771

G. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the fiber industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (Pls)	BASELINE	2018 TARGETS
Productivity in the fiber industry increased

FIBER DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage increase in fiber production	2% historical annual increase	10% increase within 5 years
Output Indicators
1. Number of beneficiaries of specific goods and services (planting materials, technical assistance)	5,774	5,858
a. Individual
b. Group	50	50
2. Percentage of beneficiaries who rated the goods and services delivered as satisfactory or better	80%	80%
3. Percentage of goods and services delivered within the prescribed time frame	80%	80%

FIBER INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Percentage increase of Grading Bailing Establishment (GBEs) compliant with Quality Standards set by PhilFIDA		10% increase within 5 years
Output Indicators
1. Number of Permit to Transport Fibers (PTFs) issued	4,307	4,329
2. Number of Primary Certificate of Fiber Inspection (PCFI) issued	1,201	1,201
3. Number of licenses issued	1,159	1,159
4. Number of enforcement actions undertaken	6,000	6,000
5. Number of sites and facilities monitored	1,225	1,225

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GENERAL APPROPRIATIONS ACT, FY 2018

H. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Enhanced Agriculture and Fishery Stakeholders Partcipation in Policy Development

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM
Outcome Indicators
1. Percentage of policy recommendations / resolutions adopted	13%	30%
2. Percentage increase in membership of agricultural and fishery stakeholders in PCAF Consultative Bodies		5%
Output Indicators
1. Percentage of policy recommendations / resolutions endorsed within prescribed period	75%	75%
2. Number of partnership agreements wih CSO and farmers / fisherfolk cooperatives forged	10	10

DECEMBER 29, 2017	OFFICIAL GAZETTE	17
DEPARTMENT OF BUDGET AND MANAGEMENT

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2. Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Allocative efficiency and operational effectiveness enhanced

2. Budget improved through sustained fiscal discipline and fiscal openness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Allocative efficiency and operational effectiveness enhanced

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM
Outcome Indicator
1. Percentage of targeted agencies with rightsized organizational structure and staffing pattern for the efficient, effective, and economical delivery of services approved within the prescribed period		80%
Output Indicators
1. Percentage of approved actions on organization, staffing, compensation, position classification, management systems improvement and productivity enhancement released by the DBM within the target date		85%
2. Percentage of policy guidelines on organization, staffing, compensation, position classification, management systems improvement, and productivity enhancement issued by the DBM within the target date	FY 2016: 100%	90%

BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM
Outcome Indicator
1. Appropriations aligned with the government priorities (i.e. Public Infrastructure spending increased, in % GDP)		6.3% of GDP for Infrastructure
Output Indicators
1. Budget documents under the responsibility of DBM submitted on time	Year 2016: 4 out of 4 or 100%	100%
2. Percentage of requests for budget variation and authorization acted upon within the prescribed period	Year 2016: 93.82%	90%
3. Percentage of Agency Performance Reviews (APRs) conducted within the prescribed period		85%

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GENERAL APPROPRIATIONS ACT, FY 2018

4. Percentage of targeted number of policy directives / guidelines on budget preparation, execution, and accountability issued on the target date		100%
5. Percentage of budget reviews on LGU Budgets and GOCC Corporate Operating Budgets (COB) completed within the prescribed period
A. Percentage of budget reviews on GOCC Corporate Operating Budgets (COB) completed within the prescribed period	Year 2016: 96.5%	100%
B. Percentage of LGUs budgets submitted with complete documentation reviewed within 75 days	Year 2016: 98.16%	95%

LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM
Outcome Indicator
1. Percent increase in the rating for the two identified dimensions of PFM, i.e. credibility of the budget and policy-based budgeting, of LGUs assessing their PFM systems using the PFM Assessment Tool (PFMAT) for LGUs	Year 2015: 2.34	28%
Output Indicator
1. Percentage of targeted number of policy directives / guidelines issued on local expenditure management		100%

RESULTS-BASED PERFORMANCE MANAGEMENT PROGRAM
Outcome Indicator
1. Number of national government agencies with functional M&E units	Year 2016: 7 Departments (OSEC only)	10 Departments (OSEC only)
Output Indicator
1. Number of M&E directives / guidelines / tools issued	Year 2016: 1	3
2. Percentage of targeted agencies provided with technical assistance on time		100%
3. Percentage of targeted agency participants who rated the technical assistance provided as satisfactory or better		80%

Budget improved through sustainable fiscal discipline and fiscal openness

FISCAL DISCIPLINE AND OPENNESS PROGRAM
Outcome Indicators
1. Expenditure level kept within the target NG fiscal deficit-to-GDP ratio set by the DBCC	Year 2014: 13%	Disbursement kept within 3% of GDP deficit with deviation from program in single digit
2. Targeted PEFA or IMF-FTA budget indicators improved	Year 2015: D	Improved PI-1 and PI-2 PEFA indicators for the 4 Pilot Agencies
3. Philippines’ score in the Open Budget Survey (OBS) improved	Year 2015: 64	At least 65
Output Indicators
1. Percentage of targeted number of budget policy advisories submitted to and approved within one (1) revision by the DBCC	Year 2016: 85%	100%
2. Percentage of PEM reforms approved by Authorities and issued through policy guidelines / directives		90%
3. All seven (7) essential budget documents (in the OBI) under DBM responsibility published on time	Year 2016: 6	7

DECEMBER 29, 2017	OFFICIAL GAZETTE	19
DEPARTMENT OF BUDGET AND MANAGEMENT

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient Government Operations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Efficient Government Operations

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM
Outcome Indicator
1. Percentage of Agency Procurement Compliance and Performance Indicator (APCPI) results evaluated by the GPPB-TSO with an average rating / score of “2.00” or better	—	12%
Output Indicators
1. Percentage of procurement policy recommendations approved by the GPPB	100%	80%
2. Percentage of agencies evaluated under APCPI system	509%	15%
3. Percentage of target number of agencies covered by training or professionalization program	—	70%

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GENERAL APPROPRIATIONS ACT, FY 2018

VII. DEPARTMENT OF EDUCATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Lifelong learning opportunities for all ensured

2. Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved

EDUCATION POLICY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of completed education researches used for policy development		25%
2. Percentage of satisfactory feedback from clients on issued policies		50%
Output Indicators
1. Number of policies formulated, reviewed, and issued	75	30
2. Number of education researches completed	155	90
3. Number of proposed policies reviewed	68	30

BASIC EDUCATION INPUTS PROGRAM
Outcome Indicators
1. Percentage of schools meeting the standard ratio for teachers
a. Elementary	92.42%	97%
b. Junior High School	95.69%	97%
2. Classroom Pupil Ratio
a. Kindergarten		1:25
b. Grades 1-3		1:32
c. Grades 4-6		1:40
d. Junior High School	1:45	1:45
3. Percentage of schools with computer package
a. Elementary	20%	60%
b. Secondary	54%	70%

DECEMBER 29, 2017	OFFICIAL GAZETTE	21
DEPARTMENT OF EDUCATION

Output Indicators
1. Number of:
a. new classrooms constructed	33,418		47,000
b. textbooks and instructional / learning materials procured for printing and delivery	84.9 M		39 M
2. Number of equipment distributed:
a. Science and Math package	2,310		3,183
b. ICT package	34,647		22,883
c. TechVoc Equipment	3,129		4,600
3. Number of newly-created teaching positions filled up	41,360		81,100
INCLUSIVE EDUCATION PROGRAM
Outcome Indicators
1. Percentage of learners enrolled in:
a. Multigrade (public)	1.70	% (411,194)	1.77	% (425,293)
b. SPED (both public and private)	0.95	% (228,763)	0.99	% (236,607)
c. ALIVE (public)	1.46	% (351,939)	1.52	% (364,007)
d. IPED (public)	12.12	% (2,929,987)	12.63	% (3,030,453)
e. ALS	2.89	% (698,743)	3.41	% (818,049)
Output Indicators
1. Number of schools offering the following programs:
a. ALIVE	1,660		1,660
b. IPED	33,635		33,635
c. SPED	12,449		12,449
d. Multigrade Education Program	8,379		8,379
2. Number of Community Learning Centers offering ALS	34,752		34,770
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM
Outcome Indicators
1. Retention rate
a. Elementary	97%		99%
b. Junior High School	93%		94%
2. Completion rate
a. Elementary	84.02%		86.25%
b. Junior High School	74.03%		76.82%
3. Proportion of children and young people achieving towards mastery, closely approximating mastery and mastered
a. Elementary	63.93%		68.41%
b. Junior High School	14.37%		16.78%
Output Indicators
1. Number of learners benefiting from the “School Based Feeding Program”	1,800,884		1,823,443
2. Number of grantees:
a. Education Service Contracting (ESC) Program	932,090		1,077,230
b. Voucher Program in Private Senior High Schools (SHSs)	581,511		1,577,722
c. Voucher Program in Non-DepEd Public SHSs	34,418		78,250
d. TVL Joint Delivery Program			155,996
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in percentage of schools conducting schools learning action cell sessions			50%
Output Indicators
1. Number of teachers and teaching-related staff trained	124,422		90,415

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GENERAL APPROPRIATIONS ACT, FY 2018

B. NATIONAL BOOK DEVELOPMENT BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Local book publishing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Local book publishing industry developed

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of manuscripts / titles by NBDB-registered authors	341	5%
2. Percentage increase in the number of titles published by NBDB-registered authors / publishers	1,823	2%
3. Percentage increase in the gross revenue of NBDB-registered publishers	P5.53B	5%
Output Indicators
1. Number of capacity-building and trade promotion	25	22
2. Number of awards, grants, and incentives given initiatives undertaken	33	30
3. Number of policies developed, researches conducted, information systems developed and / or managed, and information campaigns conducted	0	11

C. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Quality Child-Friendly Television Programs Promoted

DECEMBER 29, 2017	OFFICIAL GAZETTE	23
DEPARTMENT OF EDUCATION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Quality Child-Friendly Television Programs Promoted

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of television airtime dedicated to child-friendly programs	15%	15%
2. Number of policies concerning children and media prepared which are adopted / approved by concerned agencies	1	1
Output Indicators
1. Number of policies concerning children and media prepared and presented to concerned agencies	1	1
2. Number of workshops, seminars, trainings, and conferences conducted	51	51
3. Percentage of participants of workshops, seminars, trainings, and conferences who rate the activities as good or better	98%	98%

D. NATIONAL MUSEUM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management and preservation of museums, collections, and cultural properties strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Management and preservation of museums, collections, and cultural properties strengthened

MUSEUMS PROGRAM
Outcome Indicators
1. Number of visitors to the museums managed and percentage increase over the previous year	1,085,214	1,193,735 (10% increase)
2. Percentage of visitors who rated the museums as good or better	91%	91%
3. Percentage of visitors who rated the quality of preservation and conservation as good or better	80%	80%
4. Average percentage of year for which protected and preserved properties are accessible to the public during normal business hours	75%	75%

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5. Percentage increase in cultural properties registered and declared as National Cultural Treasures (NCT) or Important Cultural Property (ICP)	11%	11%
Output Indicators
1. Number of days the museum is open for public viewing	307	307
2. Number of trainings / lectures or workshops conducted	33	40
3. Number of cultural properties under protection and preservation	255	334
4. Number and percentage increase in researches published	39	47 (10% increase)

E. PHILIPPINE HIGH SCHOOL FOR THE ARTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of artistically gifted students to complete quality secondary education achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS

Access of artistically gifted students to complete quality secondary education achieved

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM
Outcome Indicators
1. Enrollment of artistically gifted students	98%	95%
2. Percentage increase in National Achievement Test (NAT) scores of PHSA students annually		2%
3. Percentage increase in beneficiaries of outreach performances / workshops	8% (2016: 2,871; 2015: 2,652)	5% (3,015)
Output Indicators
1. Number of artistically gifted students trained	157	200
2. Average NAT scores for PHSA as a ratio to the Average NAT score		85%
3. Percentage of research-based artworks, published, staged / mounted at the end of the school year	100%	90%

DECEMBER 29, 2017	OFFICIAL GAZETTE	25
DEPARTMENT OF EDUCATION

F. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Readiness of Filipino Children for Kindergarten Achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Readiness of Filipino Children for Kindergarten Achieved

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of children from age zero (0) to four (4) years enrolled in child development centers	30%	90%
2. Percentage of ECCD Centers and Service Providers accredited	0	85%
3. Percentage of LGUs that support the implementation of their ECCD Program	90%	95%
Output Indicators
1. Number of ECCD community facilities established / expanded	763 (from FY 2013 to FY 2016)	150
2. Number of ECCD Service Providers trained	2,600	2,600
3. Number of ECCD Centers and Service Providers accredited	0	1,388

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VIII. STATE UNIVERSITIES AND COLLEGES

A. NATIONAL CAPITAL REGION (NCR)

A. 1. EULOGIO’ AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

Higher education research improved to promote economic productivity and innovation Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.41% (290 / 668)	44%
2. Percentage of graduates (2 years prior) that are employed	2.6% (62 / 2388)	3%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	62.18% (12782 / 20556)	63%
2. Percentage of undergraduate programs with accreditation	84% (21 / 25)	84% (21 / 25)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	2.78% (1 / 36)	2.78% (1 / 36)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	47.22% (17 / 36)	50.00% (18 / 36)

DECEMBER 29, 2017	OFFICIAL GAZETTE	27
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement	11.76% (2 / 17)	11.76% (2 / 17)
d. whose research work resulted in an extension program	17.67% (3 / 17)	17.67% (3 / 17)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	18.10% (225 / 1243)	20.80% (300 / 1442)
2. Percentage of accredited graduate programs	100% level 1 (9 / 9)	100% level 1 (9 / 9)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	46	46
2. Percentage of research outputs presented in national, regional, and international forums within the year	100% (145 / 145)	100% (145 / 145)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	12
Output Indicators
1. Number of trainees weighted by the length of training	2510	2510
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2510	2510
3. Percentage of beneficiaries who rate the training as satisfactory or higher in terms of quality and relevance	85%	85%

A. 2. MARIKINA POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	49.27%	50.26%
2. Percentage of graduates (2 years prior) that are employed	10%	15%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	28%	30%
2. Percentage of undergraduate programs with accreditation	100%	100%

A. 3. PHILIPPINE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	90% (1917 / 2133)	90%
2. Percentage of graduates (2 years prior) that are employed	85% (1818 / 2139)	85%

DECEMBER 29, 2017	OFFICIAL GAZETTE	29
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100% (5206 / 5206)	100% (3500 / 3500)
2. Percentage of undergraduate programs with accreditation	94% (32 / 34)	100% (34 / 34)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	81% (17 / 21)	90% (19 / 21)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98% (2109 / 2160)	98% (1800 / 1800)
2. Percentage of accredited graduate programs	40% (24 / 60)	40% (17 / 42)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	65	66
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	51 /	52 /

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	38

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GENERAL APPROPRIATIONS ACT, FY 2018

Output Indicators
1. Number of trainees weighted by the length of training	1000	1100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	37	38
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100% (10 / 10)	100 (10 / 10)

A. 4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	70%	70%
2. Percentage of graduates (2 years prior) that are employed	30%	31%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72%	73%
2. Percentage of undergraduate programs with accreditation	69%	71%

A. 5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

DECEMBER 29, 2017	OFFICIAL GAZETTE	31
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	64.49%	64.49%
2. Percentage of graduates (2 years prior) that are employed	53.84%	53.84%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	78.49%	78.49%
2. Percentage of undergraduate programs with accreditation	28.10%	28.10%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	34.07%	34.07%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	73.68%	73.68%

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RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	0
Output Indicators
1. Number of research outputs completed within the year	114	114
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	12.41%	12.41%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	100	100
Output Indicators
1. Number of trainees weighted by the length of training	3145	3145
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	11
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97.34%	97.34%

A. 6. RIZAL TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	33
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	55.98%	56%
2. Percentage of graduates (2 years prior) that are employed	50%	51%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	95%	96%
2. Percentage of undergraduate programs with accreditation	79%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	70%	71%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	79%	80%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	98%
2. Percentage of accredited graduate programs	90%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	6
Output Indicators
1. Number of research outputs completed within the year	45	46
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	80%	81%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	26
Output Indicators
1. Number of trainees weighted by the length of training	2000	2100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	35	38
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	91%

A. 7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	72%	72%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72%	74%
2. Percentage of undergraduate programs with accreditation	93%	93%

DECEMBER 29, 2017	OFFICIAL GAZETTE	35
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	17%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	16%	17%
2. Percentage of accredited graduate programs	41%	58%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	40	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	17.90%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	15
Output Indicators
1. Number of trainees weighted by the length of training	7494	7494
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	55
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	86%

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GENERAL APPROPRIATIONS ACT, FY 2018

A. 8. UNIVERSITY OF THE PHILIPPINES SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

4. Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	. 2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers who passed the licensure exams	80%	80%
2. Percentage of graduates (2 years prior) that are employed
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	70%	70%
2. Percentage of undergraduate programs with accreditation

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	40%	40%
c. producing technologies for commercialization or livelihood improvement

DECEMBER 29, 2017	OFFICIAL GAZETTE	37
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	40%
2. Percentage of accredited graduate programs

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	888	888
Output Indicators
1. Number of research outputs completed within the year	868	868
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	300	300
Output Indicators
1. Number of trainees weighted by the length of training	50000	50000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Hospital infection rate	0.92%	0.92%
Output Indicators
1. Doctor to hospital bed ratio	1.99	1.99
2. Bed occupancy rate
3. Average inpatient, waiting time for elective surgeries

B. REGION I – ILOCOS

B. 1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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GENERAL APPROPRIATIONS ACT, FY 2018

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	58.92%	58.95%
2. Percentage of graduates (2 years prior) that are employed	4.15%	4.20%
Output Indicators
1. Percentage of undergraduate students population enrolled in CHED-identified and RDC-identified priority programs	90%	91%
2. Percentage of undergraduate programs with accreditation	57.14%	78.57%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	9%	12%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	59.46%	64.86%

DECEMBER 29, 2017	OFFICIAL GAZETTE	39
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		12
Output Indicators
1. Number of research outputs completed within the year	48	49
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	45	46
Output Indicators
1. Number of trainees weighted by the length of training	7,103	9,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	45	46
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

B. 2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION
ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	70%	75%
2. Percentage of graduates (2 years prior) that are employed	78%	80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	67%	70%
2. Percentage of undergraduate programs with accreditation	70%	75%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	7
Output Indicators
1. Number of research outputs completed within the year	27	28
2. Percentage of research outputs presented in national, regional, and international forums within the year	26	30

RESEARCH PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	2	2
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	2	2
c. producing technologies for commercialization or livelihood improvement	2	2
d. whose research work resulted in an extension program	2	2
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	10%
2. Percentage of accredited graduate programs	60%	65%

DECEMBER 29, 2017	OFFICIAL GAZETTE	41
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities
Output Indicators
1. Number of trainees weighted by the length of training	4981	4990
2. Number of extension programs organized and supported consistent with the SUC’s mandate and priority programs	5	7
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	45 100%	46 100%

B. 3. MARIANO MARCOS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	73.99	75.70
2. Percentage of graduates (2 years prior) that are employed	90.84	90
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	68.56	67.59
2. Percentage of undergraduate programs with accreditation	91.67	91.67

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GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty population enrolled in research degree of the following:
a. pursuing advanced research degree programs (Ph. D)	20	25
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	25	60
c. producing technologies for commercialization or livelihood improvement	5	20
d. whose research work resulted in an extension program	10	70
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	15	70
2. Percentage of accredited graduate programs	88.89	88.89

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	15
Output Indicators
1. Number of research outputs completed within the year	5	5
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10	15

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	30	33
Output Indicators
1. Number of trainees weighted by the length of training	5256.75	5350
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100	100

DECEMBER 29, 2017	OFFICIAL GAZETTE	43
STATE UNIVERSITIES AND COLLEGES

B. 4. NORTH LUZON PHILIPPINES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	64.50%	65.74%
2. Percentage of graduates (2 years prior) that are employed	58.93%	65%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	64%	57.48%
2. Percentage of undergraduate programs with accreditation	55.56%	88.89%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the number of research outputs presented in national, regional, and international forums in the last three (3) years	67.14%	1.61%
2. Percentage increase in the percentage of research and development outputs completed	100%	7%
Output Indicators
1. Number of research outputs completed within the year	26	28
2. Percentage of research outputs presented in national, regional and international forums in the last three (3) years	67.14%	68.75%

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B. 5. PANGASINAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	59.29%	59.75%
2. Percentage of graduates (2 years prior) that are employed	43.64%	45.48%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	48.32%	49.09%
2. Percentage of undergraduate programs with accreditation	100%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	1.61%	1.67%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

DECEMBER 29, 2017	OFFICIAL GAZETTE	45
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	7.23%	7.04%
2. Percentage of accredited graduate programs	0%	0%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	7
Output Indicators
1. Number of research outputs completed within the year	33	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	2.52%	4.90%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	25
Output Indicators
1. Number of trainees weighted by the length of training	3660	3700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	88.24%	90.48%

B. 6. UNIVERSITY OF NORTHERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

46	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage increase in graduates of CHED-identified and RDC-identified priority programs	16%	16%
2. Percentage of first-time licensure exam-takers that pass the licensure exams	59.13%	60%
3. Percentage of graduates (2 years prior) that are employed	55%	55%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	63.47%	65%
2. Percentage of undergraduate programs with accreditation	97%	97%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators	New PI	0
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	5%	5%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	70%	70%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	83.33%	83.33%

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the number of research outputs in the last three years utilized by the industry or by the other beneficiaries	25%	25%
2. Percentage increase in the number of research outputs completed within the year	8.86%	9%
3. Percentage increase in the number of research outputs published in internationally-refereed or CHED recognized journals in the last three (3) years by other beneficiaries	4%	4%

DECEMBER 29, 2017	OFFICIAL GAZETTE	47
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	86	87
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13.54%	13.6%
3. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	5

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	40
Output Indicators
1. Number of trainees weighted by the length of training	5,336.5	5,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	134	150
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance		90%

C. CORDILLERA ADMINISTRATIVE REGION (CAR)

C. 1. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

48	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Average percentage passing in licensure exam by the SUC graduates over national average percentage passing in board programs covered by the SUC	55.64%	56.00%
2. Percentage change in number of students awarded financial aid who completed their degrees	80	5% (84)
3. Percentage change in number of graduates in priority program	405	1.48% (411)
Access of deserving but poor students to qualify tertiary education increased
1. Percentage change in number of students in priority programs awarded financial aid	487	10% (536)
2. Percentage change in number of students awarded financial aid who completed their degrees	88	4.5% (92)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of R&D outputs patented / commercialized / used by the industry or by the other beneficiaries
a. Adopted by the industry / small and medium enterprises / LGU / Community-based Organizations;	1	1
b. Applied in course instruction	1	2
2. Number of R&D outputs in the fields of agro-industrial technology published in CHED recognized referred journals	0	1
3. Percentage change in number of faculty engaged in research work applied in the following:
a. Pursuing advanced research degree programs or	3	33.33% (4)
b. Publishing (investigative, or basic and applied scientific research) or	none	none
c. Producing technologies for commercialization or livelihood improvement	none	none

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Percentage change in number in partnerships with LGUs, industry, small and medium enterprises, and local entrepreneurs and other national agency in developing, implementing or using new technologies relevant to agro-industrial development	13	7.69% (14)
2. Percentage change in number of poor beneficiaries of technology transfer / extension programs and activities leading to livelihood improvement	249	4.02% (259)

DECEMBER 29, 2017	OFFICIAL GAZETTE	49
STATE UNIVERSITIES AND COLLEGES

C. 2. APAYAO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure examination	34.65%	36.30%
2. Percentage of graduates (2 years prior) that are employed	69.00%	72.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100.00%	100.00%
2. Percentage of undergraduate programs with accreditation	82.35%	100.00%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the percentage of research and development outputs completed	0.00%	7.14%
2. Percentage increase in the percentage of research and development outputs disseminated	0.00%	15.00%
Output Indicators
1. No. of research and development outputs completed within the last three years	70	75
2. Percentage of research and development outputs disseminated: Percentage of research outputs presented in national, regional, and international forums within the year	100.00%	100.00%

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GENERAL APPROPRIATIONS ACT, FY 2018

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	7
Output Indicators
1. Number of trainees weighted by the length of training	3442	3550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	13
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%

C. 3. BENGUET STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of firs-time licensure exam-takers that pass the licensure exams	74.73%	76.13%
2. Percentage of graduates (2 years prior) that are employed	62. 05%	65.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	79.84%	81.51%
2. Percentage of undergraduate programs with accreditation	73.91%	73.91%

DECEMBER 29, 2017	OFFICIAL GAZETTE	51
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	68.75%	75.00%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	96.88%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	8	10
Output Indicators
1. Number of research outputs completed within the year	55	57
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	52%	53%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	11
Output Indicators
1. Number of trainees weighted by the length of training	11,544	11,650
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	7
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	93%	94%

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GENERAL APPROPRIATIONS ACT, FY 2018

C. 4. IFUGAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	69.56%	70%
2. Percentage of graduates (2 years prior) that are employed	35.67 (2014 Batch)	36% (Batch 2015)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	3111	3500
2. Percentage of undergraduate programs with accreditation	71% (22 / 31)	71% (22 / 31)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	7% (1 / 14)	14% (2 / 14)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	21% (3 / 14)	21% (3 / 14)
c. producing technologies for commercialization or livelihood improvement	0%	7% (1 / 14)
d. whose research work resulted in an extension program	0%	7% (1 / 14)

DECEMBER 29, 2017	OFFICIAL GAZETTE	53
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%		100%
2. Percentage of accredited graduate programs	89% (8 / 9)		100% (9 / 9)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	138% (50-21= 29 / 21 x 100%	)	138% (29 / 21)
Output Indicators
1. Number of research outputs completed within the year	34		34
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15% (5 / 34)		16%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	124		124
Output Indicators
1. Number of trainees weighted by the length of training	6002.8		6002. 8
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5		5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98%		98%

C. 5. KALINGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

54	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.47%	55%
2. Percentage of graduates (2 years prior) that are employed	40.31%	41%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	84.99%	85%
2. Percentage of undergraduate programs with accreditation	71.42%	72%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	10
Output Indicators
1. Number of research outputs completed within the year	74	74
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32.43%	32.43%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	10
Output Indicators
1. Number of trainees weighted by the length of training	55	55
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	38	38
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	85%

DECEMBER 29, 2017	OFFICIAL GAZETTE	55
STATE UNIVERSITIES AND COLLEGES

C. 6. MOUNTAIN PROVINCE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Output Indicators
1. Percentage of Undergraduate Student Population Enrolled in CHED-Identified and RDC-Identified Priority Programs	86.54%	86.76%
2. Percentage of Undergraduate Programs with Accreditation	85.71%	90.48%
Outcome Indicators
1. Percentage of First Time Licensure Exam-Takers that pass the licensure exams Average Licensure Passing Rate	55.99%	57.50%
2. Percentage of Graduates (2 years prior) that are employed	43%	44%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Output Indicators
1. Number of research outputs completed within the year	52	52
2. Percentage of research outputs presented in National Regional and international Forums in the last three (3) years	64%	67%
3. Number of research outputs in the last three (3) utilized by the Industry or by other beneficiaries	1	2
Outcome Indicators
1. Percentage increase in research outputs completed within the year	94.55%	96.36%
2. Percentage increase in the number of research outputs presented in National, Regional and Inter-national forums in the last three (3) years	64%	65.24%
3. Percentage increase in the number of research outputs in the last three (3) years utilized by the Industry or by other beneficiaries	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2018

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Output Indicators
1. Number of trainees weighted by the length of training	517	543
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	5	6
3. Percentage of partners who rate the training course / s and advisory service as satisfactory or higher in terms of quality and relevance	92%	92%
Outcome Indicator
1. Number of partnerships with LGUs, Industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	6	7

D. REGION II - CAGAYAN VALLEY

D. 1. BATANES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	25%	55%
2. Percentage of graduates (2 years prior) that are employed	19%	68%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	45%	67%
2. Percentage of undergraduate programs with accreditation	71%	72%

DECEMBER 29, 2017	OFFICIAL GAZETTE	57
STATE UNIVERSITIES AND COLLEGES

D. 2. CAGAYAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators 1. Percentage of first-time licensure exam-takers that pass the licensure exams	56.67%	61.67%
2. Percentage of graduates (2 years prior) that are employed	68%	70%
Output Indicators 1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	70.42%	72%
2. Percentage of undergraduate programs with accreditation	42 / 89=47.19%	62 / 89=69.66%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators 1. Percentage of graduate school faculty engaged in research work applied in any of the following:	43.59%	48%

a. pursuing advanced research degree programs (Ph. D)

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)

c. producing technologies for commercialization or livelihood improvement

d. whose research work resulted in an extension program

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GENERAL APPROPRIATIONS ACT, FY 2018

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	95%	100%
2. Percentage of accredited graduate programs	3.33%	39%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	11
Output Indicators
1. Number of research outputs / studies completed within the year	89	93
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	71 / 89 = 80%	76 / 93 = 82%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	22
Output Indicators
1. Number of trainees weighted by the length of training	2835	5469
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	47
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	96%

D. 3. ISABELA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	59
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.39%	54.44%
2. Percentage of graduates (2 years prior) that are employed	30%	32%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	12383 / 27235= 45.46%	3947 / 12094=32.63%
2. Percentage of undergraduate programs with accreditation	13 / 35=37.14%	11 / 30=36.67%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	30 / 65=46.15%	32 / 65=49.23%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	985 / 1216=81%	77 / 1016=86.31%
2. Percentage of accredited graduate programs	4 / 4=100%	2 / 2=100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2+l+3=6	3+2+3=8
Output Indicators
1. Number of research outputs completed within the year	25	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3+2+3 / 19+20+25=8 / 64= 12.5%	4+3+4 / 25+24+26=11 / 75=14.67%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	35	39
Output Indicators
1. Number of trainees weighted by the length of training	1099	1135
2. Number of extension programs organized and supported consistent with the SUC’ is mandated and priority programs	132	136
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	430 / 430=100%	438 / 456=96%

D. 4. NUEVA VIZCAYA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	66%	69%
2. Percentage of graduates (2 years prior) that are employed	69%	70%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	74%	75%
2. Percentage of undergraduate programs with accreditation	86.11%	86.11%

DECEMBER 29, 2017	OFFICIAL GAZETTE	61
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	81. 83%	84.83%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators	96%	99%
1. Percentage of graduate students enrolled in research degree programs
2. Percentage of accredited graduate programs	60%	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	25
Output Indicators
1. Number of research outputs completed within the year	38	48
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	76.67%	84%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, andC other stakeholders as a result of extension activities	14	15
Output Indicators
1. Number of trainees weighted by the length of training	2820	1450
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	12
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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D. 5. QUIRINO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.75%	56%
2. Percentage of graduates (2 years prior) that are employed	81.86%	82%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	64.78%	62.94%
2. Percentage of undergraduate programs with accreditation	50%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty population enrolled in research degree of the following:	56.25%	62.5%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	56.25%	62.5%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

DECEMBER 29, 2017	OFFICIAL GAZETTE	63
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	86.33%	87%
2. Percentage of accredited graduate programs

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	12
Output Indicators
1. Number of research outputs completed within the year	18	20
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32.43%	33.04%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	21
Output Indicators
1. Number of trainees weighted by the length of training	3705.55	3742
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	4
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

E. REGION III - CENTRAL LUZON

E. 1. AURORA STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	80.47% (44.38% / 55.15% )	120% (48% / 40% )
2. Percentage of graduates (2 years prior) that are employed	11.25% (36 / 320)	44% (120 / 271)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.57% (1804 / 1970)	91.32% (1442 / 1579)
2. Percentage of undergraduate programs with accreditation	36.36% (4 / 11)	45% (5 / 11)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	25	26
2. Percentage of research outputs presented in national, regional, and international forums within the year	95%	95%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	10
Output Indicators
1. Number of trainees weighted by the length of training	1, 737	1,754
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	65
STATE UNIVERSITIES AND COLLEGES

E. 2. BATAAN PENINSULA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	48.16%	49.39%
2. Percentage of graduates (2 years prior) that are employed	12%	30%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	69.29%	67.99%
2. Percentage of undergraduate programs with accreditation	93.62%	97.73%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	5
Output Indicators
1. Number of research outputs completed within the year	21	27
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	35% (22 / 62)	39% (25 / 64)

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	5	7
Output Indicators
1. Number of trainees weighted by the length of training	12,456	9,570
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	19	12
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

E. 3. BULACAN AGRICULTURAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	110%	110%
2. Percentage of graduates (2 years prior) that are employed	89%	89%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	81.82%	90.91%

DECEMBER 29, 2017	OFFICIAL GAZETTE	67
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	16	16
2. Percentage of research outputs presented in national, regional, and international forums within the year	75%	77.5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	22
Output Indicators
1. Number of trainees weighted by the length of training	2,324	2,350
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85%

E. 4. BULACAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	55.64%	57.80%
2. Percentage of graduates (2 years prior) that are employed	81.60%	82.82%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	59.64%	77.19%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	32.31% (21 / 65)	52.30% (34 / 65)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	49.23% (32 / 65)	52.30% (34 / 65)
c. producing technologies for commercialization or livelihood improvement	N / A	N / A
d. whose research work resulted in an extension program	4.62% (3 / 65)	6.15% (4 / 65)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	92.31% (2065 / 2237)	92. 32% (2478 / 2684)
2. Percentage of accredited graduate programs	100% (5 / 5)	100% (6 / 6)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	54	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	21.60%	22.60%

DECEMBER 29, 2017	OFFICIAL GAZETTE	69
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	20
Output Indicators
1. Number of trainees weighted by the length of training	14,492	8,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	243	255
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90% (18 / 20)	100% (20 / 20)

E. 5. CENTRAL LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	119%	119%
2. Percentage of graduates (2 years prior) that are employed	17% (300 / 1,733)	14.45% (300 / 2,076)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100% (10,170)	100% (10,170)
2. Percentage of undergraduate programs with accreditation	82%	82%

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	6% ( 7 / 110)	6% ( 7 / 110)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	62% (68 / 110)	62% (68 / 110)
c. producing technologies for commercialization or livelihood improvement	4% (4 / 110)	5% (5 / 110)
d. whoso research work resulted in an extension program	9% (10 / 110)	11% (12 / 110)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88.38% (662 / 749)	88.38% (662 / 749)
2. Percentage of accredited graduate programs	95%	95%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	4
Output Indicators
1. Number of research outputs completed within the year	50	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	42%	42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	3
Output Indicators
1. Number of trainees weighted by the length of training	15,525	15,525
2, Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	3
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	71
STATE UNIVERSITIES AND COLLEGES

E. 6. DON HONORIO VENTURA TECHNOLOGICAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	84%	42.71%
2. Percentage of graduates (2 years prior) that are employed	60.32%	61.42%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	81.61%	70.94%
2. Percentage of undergraduate programs with accreditation	48.14%	59.25%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	1
Output Indicators
1. Number of research outputs completed within the year	12	9
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year		4%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	22
Output Indicators
1. Number of trainees weighted by the length of training	620	1,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	18
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	80%

E. 7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50%	52%
2. Percentage of graduates (2 years prior) that are employed	5%	6%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	90%	91%
2. Percentage of undergraduate programs with accreditation	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	73
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	38%	40%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	60%	60%
c. producing technologies for commercialization or livelihood improvement	20%	20%
d. whose research work resulted in an extension program	20%	20%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	45%
2. Percentage of accredited graduate programs	80%	82%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	24	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	6
Output Indicators
1. Number of trainees weighted by the length of training	6,200	6,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	12
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	87%

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GENERAL APPROPRIATIONS ACT, FY 2018

E. 8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50%	51%
2. Percentage of graduates (2 years prior) that are employed	60%	61%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	60%	61%
2. Percentage of undergraduate programs with accreditation	75%	76%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	15%	16%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	19%	20%
c. producing technologies for commercialization or livelihood improvement	15%	16%
d. whose research work resulted in an extension program	15%	16%

DECEMBER 29, 2017	OFFICIAL GAZETTE	75
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	58%	59%
2. Percentage of accredited graduate programs	75%	76%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	11
Output Indicators
1. Number of research outputs completed within the year	15	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25%	26%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	9
Output Indicators
1. Number of trainees weighted by the length of training	3,154	3,160
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	79%	80%

E. 9. PHILIPPINE MERCHANT MARINE ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	65%	65%
2. Percentage of graduates (2 years prior) that are employed
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	0%	40%
2. Percentage of undergraduate programs with accreditation

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	0	0
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0	0
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	0	0
2. Percentage of accredited graduate programs	0	0

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	0
Output Indicators
1. Number of research outputs completed within the year	2	2
2. Percentage of research outputs presented in national, regional, and international forums within the year	0	0

DECEMBER 29, 2017	OFFICIAL GAZETTE	77
STATE UNIVERSITIES AND COLLEGES

E. 10. RAMON MAGSAYSAY TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	47.16% (316 / 670)	48.06% (322 / 670)
2. Percentage of graduates (2 years prior) that are employed	75.02% (757 / 1,009)	80.02% (925 / 1,156)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	45.78% (3,150 / 6,881)	47.00% (3,290 / 7,000)
2. Percentage of undergraduate programs with accreditation	57.89% (22 / 38)	71.05% (27 / 38)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	15.63% (5 / 32)	18.75% (6 / 32)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	50% (16 / 32)	62.50% (20 / 32)
c. producing technologies for commercialization or livelihood improvement	15.63% (5 / 32)	21.88% (7 / 32)
d. whose research work resulted in an extension program	21.88% (7 / 32)	31.25% (10 / 32)

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	85.05% (808 / 950)	86.84% (825 / 950)
2. Percentage of accredited graduate programs	66.67% (4 / 6)	83.33% (5 / 6)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	12
Output Indicators
1. Number of research outputs completed within the year	30	36
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13.33% (4 / 30)	16.67% (6 / 36)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	25
Output Indicators
1. Number of trainees weighted by the length of training	5,672	5,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	15
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100% (5,200 / 5,200)	100% (5,250 / 5,260)

E. 11. TARLAC COLLEGE OF AGRICULTURE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	79
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	41.17%	45.82%
2. Percentage of graduates (2 years prior) that are employed	54.97%	57.72%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0 (all students are enrolled)	0 (all students are enrolled)
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	88.89%	88.89%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3 (patenting) 96 (adopters of R & D outputs) 3 (R&D outputs w / in last 3 yrs)	4-patenting 195-adopters of R & D outputs) 4 (R&D outputs w / in last 3 yrs)

Output Indicators
1. Number of research outputs completed within the year	18	19
2. Percentage of research outputs presented in national, regional, and international forums within the year	(8 / 18) 44.44%	(10 / 18) 55%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	17
Output Indicators
1. Number of trainees weighted by the length of training	9,500	9,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	95%

E. 12. TARLAC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promotes economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	66.04%	66.50%
2. Percentage of graduates (2 years prior) that are employed	75%	80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	61.90%	63.14%
2. Percentage of undergraduate programs with accreditation	90.24%	92.68%

DECEMBER 29, 2017	OFFICIAL GAZETTE	81
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	100%	100%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	47.36%	47.36%
c. producing technologies for commercialization or livelihood improvement	0%	5.26%
d. whose research work resulted in an extension program	2.63%	2.63%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98.70%	98.70%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	12
Output Indicators
1. Number of research outputs completed within the year	38	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15%	39.52%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	26
Output Indicators
1. Number of trainees weighted by the length of training	2,300	2,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	91	91
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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F. REGION IVA - CALABARZON

F. 1. BATANGAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	67.78%	68%
2. Percentage of graduates (2 years prior) that are employed	65%	70%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	69.82%	72.22%
2. Percentage of undergraduate programs with accreditation	95.60%	96%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	25.00%	26%
c. producing technologies for commercialization or livelihood improvement

DECEMBER 29, 2017	OFFICIAL GAZETTE	83
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	63.73%	70%
2. Percentage of accredited graduate programs	72.00%	73%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	19
Output Indicators
1. Number of research outputs completed within the year	12	12
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	110	116
Output Indicators
1. Number of trainees weighted by the length of training	8795	9235
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	316	332
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	94.50%	95.50%

F. 2. CAVITE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	102.55%	105%
2. Percentage of graduates (2 years prior) that are employed	30%	35%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	60.83% (21,821 / 35,870)	62% (25,100 / 40,500)
2. Percentage of undergraduate programs with accreditation	62% (53 / 86)	96% (86 / 90)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	6% (4 / 63)	9%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	27% (17 / 63)	31%
c. producing technologies for commercialization or livelihood improvement	2% (1 / 63)	3%
d. whose research work resulted in an extension program	3% (2 / 63)	5%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	65% (360 / 650)	75% (450 / 600)
2. Percentage of accredited graduate programs	50% (4 / 8)	70% (5 / 7)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	12
Output Indicators
1. Number of research outputs completed within the year	44	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10% (21 / 204)	15% (18 / 119)

DECEMBER 29, 2017	OFFICIAL GAZETTE	85
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	15
Output Indicators
1. Number of trainees weighted by the length of training	11,810	12,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	12
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	76.40% (7,415 / 9,705)	86%

F. 3. LAGUNA STATE POLYTECHNIC UNIVERSITY

(LAGUNA STATE POLYTECHNIC COLLEGE)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	45.38%	50%
2. Percentage of graduates (2 years prior) that are employed	67.79%	70%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	45%	48%
2. Percentage of undergraduate programs with accreditation	86.36%	90.91%

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GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	120	130
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	11.41%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	164	170
Output Indicators
1. Number of trainees weighted by the length of training	10438.25	10,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	45
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98.93%	100%

F. 4. SOUTHERN LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	87
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	47%	47%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	49%	49%
2. Percentage of undergraduate programs with accreditation	58%	60%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	16%	17%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	32%	31%
c. producing technologies for commercialization or livelihood improvement	0%	1%
d. whose research work resulted in an extension program	0%	1%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	81%	81%
2. Percentage of accredited graduate programs	77%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	22	25
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

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GENERAL APPROPRIATIONS ACT, FY 2018

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	35
Output Indicators
1. Number of trainees weighted by the length of training	3088.25	3000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	31	31
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

F. 5. UNIVERSITY OF RIZAL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.71%	52%
2. Percentage of graduates (2 years prior) that are employed	17.16%	20%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	95.61%	96%
2. Percentage of undergraduate programs with accreditation	75.5%	76%

DECEMBER 29, 2017	OFFICIAL GAZETTE	89
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	(11 / 37	) 30%	37%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	(15 / 37	) 40%	45%
c. producing technologies for commercialization or livelihood improvement	(1 / 37	) 2.70%	3%
d. whose research work resulted in an extension program	(4 / 37	) 11%	11%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	2.60%		3%
2. Percentage of accredited graduate programs	10%		15%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3		3
Output Indicators
1. Number of research outputs completed within the year	26		27
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15.3%		16%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10		11
Output Indicators
1. Number of trainees weighted by the length of training	3862		3863
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10		11
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83%		84%

90	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

G. REGION IVB - MIMAROPA

G. 1. MARINDUQUE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	61.73	% (229 / 371)	63.00%
2. Percentage of graduates (2 years prior) that are employed	56.64	% (405 / 715)	60.02	% (560 / 933)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100.00	% (19 / 19)	100.00	% (20 / 20)
2. Percentage of undergraduate programs with accreditation	100.00	% (19 / 19)	100.00	% (20 / 20)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)

DECEMBER 29, 2017	OFFICIAL GAZETTE	91
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100.00	% (358 / 358)	100.00	% (376 / 376)
2. Percentage of accredited graduate programs	100.00	% (3 / 3)	100.00	% (3 / 3)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7		11
Output Indicators
1. Number of research outputs completed within the year	54		59
2. Percentage of research outputs presented in national, regional, and international forums within the year	100.00	% (142 / 142)	100.00	% (168 / 168)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	19		20
Output Indicators
1. Number of trainees weighted by the length of training	3249.25		3260
2. Number of extension programs organized and supported consistent with the SUC’ s mandated and priority programs
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	87.99	% (2124 / 2414)	88.03	% (2126 / 2415)

G. 2. MINDORO STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

92	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	49.80%	50.29%
2. Percentage of graduates (2 years prior) that are employed	78.71%	80.04%
3. Percentage increase in graduates of CHED-identified and RDC-identified priority program	100%	100%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	71.43%	78.87%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the number of research outputs completed within the year	90.20%	94.23%
2. Percentage increase in the number of research	95.92%	97.33%
3. Percentage increase in the number of research outputs in the last three (3) years utilized by the industry or by other beneficiaries	12.24%	17.33%
Output Indicators
1. Number of research outputs completed within the year	51	52
2. Percentage of research outputs presented in national, regional, and international forums in the last three years	91.33%	96.03%
3. Number of research outputs in the last three (3) years utilized by the industry or by the beneficiaries	8	9

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	9

DECEMBER 29, 2017	OFFICIAL GAZETTE	93
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	16,150	16,200
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	11	11
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83.15%	86.28%

G. 3. OCCIDENTAL MINDORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	46.89%	46.89%
2. Percentage of graduates (2 years prior) that are employed	28.61%	28.61%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.18%	91.18%
2. Percentage of undergraduate programs with accreditation	91.67%	91.67%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	13

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Output Indicators
1. Number of research outputs completed within the year	80	82
2. Percentage of research outputs presented in national, regional, and international forums within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	17
Output Indicators
1. Number of trainees weighted by the length of training	9176	9267
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	70	70
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	91.88%	91.88%

G. 4. PALAWAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60%	65%
2. Percentage of graduates (2 years prior) that are employed	21.5%	25%

DECEMBER 29, 2017	OFFICIAL GAZETTE	95
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	97%	97%
2. Percentage of undergraduate programs with accreditation	44%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	20%	25%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	55%	55%
c. producing technologies for commercialization or livelihood improvement	10%	10%
d. whose research work resulted in an extension program	5%	5%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	89%	89%
2. Percentage of accredited graduate programs	62.5%	62.5%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	33	36
Output Indicators
1. Number of research outputs completed within the year	12	14
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33%	36%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	9

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Output Indicators
1. Number of trainees weighted by the length of training	3,950	4,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	42
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	60%	60%

G. 5. ROMBLON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.19%	52%
2. Percentage of graduates (2 years prior) that are employed	67.05%	68%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	87.61%	90%
2. Percentage of undergraduate programs with accreditation	45.65%	45.65%

DECEMBER 29, 2017	OFFICIAL GAZETTE	97
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	15	15
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10	10
c. producing technologies for commercialization or livelihood improvement	4	4
d. whose research work resulted in an extension program	1	1
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	0%	0%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	45	46
Output Indicators
1. Number of research outputs completed within the year	15	15
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6%	6%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	2
Output Indicators
1. Number of trainees weighted by the length of training	3526	3600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	2
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	96%

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G. 6. WESTERN PHILIPPINES UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	52.31%	53.33%
2. Percentage of graduates (2 years prior) that are employed	90.72%	91.0%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	96.54%	97.0%
2. Percentage of undergraduate programs with accreditation	83.33%	86.67%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	28.44%	31.76%

a. pursuing advanced research degree programs (Ph. D)

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)

c. producing technologies for commercialization or livelihood improvement

d. whose research work resulted in an extension program

DECEMBER 29, 2017	OFFICIAL GAZETTE	99
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	20%	30%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	26	28
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6.45%	7.81%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	28
Output Indicators
1. Number of trainees weighted by the length of training	5,475.8	5,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	17
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	99.16%	99.5%

H. REGION V – BICOL

H. 1. BICOL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	66%	70%
2. Percentage of graduates (2 years prior) that are employed	60%	70%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	74%	75%
2. Percentage of undergraduate programs with accreditation	77%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	43%	50%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98%	98%
2. Percentage of accredited graduate programs	63%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	55	60
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	8%	8%

DECEMBER 29, 2017	OFFICIAL GAZETTE	101
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	67	70
Output Indicators
1. Number of trainees weighted by the length of training	13,334	14,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	100	100
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance

H. 2. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	53.06%	56.05%
2. Percentage of graduates (2 years prior) that are employed	42%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	99%	100%
2. Percentage of undergraduate programs with accreditation	75%	100%

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	11.8%	31.0%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	16	16
2. Percentage of research outputs presented in national, regional, and international forums within the year	66%	70%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	1,588.25	800.00
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	no baseline	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	103
STATE UNIVERSITIES AND COLLEGES

H. 3. CAMARINES NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	56%		59%
2. Percentage of graduates (2 years prior) that are employed	72%		75%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	34%		35%
2. Percentage of undergraduate programs with accreditation	(26 / 27	) 96%	(27 / 27	) 100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	0%		(2 / 14	)% 14.29%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	(1 / 14	) 7.14%	(2 / 14	)% 14.29%
c. producing technologies for commercialization or livelihood improvement	(0 / 14	) 0%	(1 / 14	) 7.14%
d. whose research work resulted in an extension program	(0 / 14	) 0%	(1 / 14	) 7.14%

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Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	10%
2. Percentage of accredited graduate programs	(2 / 4) 50%	(3 / 4) 75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	9	10
2. Percentage of research outputs presented in national, regional, and international forums within the year	59%	60%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	1,100	1,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	2
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	95%

H. 4. CAMARINES SUR POLYTECHNIC COLLEGES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	105
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	68%	70%
2. Percentage of graduates (2 years prior) that are employed	65.00%	69.87%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	70.00%	72.53%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	25.00%	27.77%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	25%	25%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	19	24
2. Percentage of research outputs presented in national, regional, and international forums within the year	32.00%	32.65%

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Community engagement increased

TECHNlCAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	45
Output Indicators
1. Number of trainees weighted by the length of training	2,400	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	29	30
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	80%

H. 5. CATANDUANES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60.31%	62%
2. Percentage of graduates (2 years prior) that are employed	70%	60%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	89%	90%
2. Percentage of undergraduate programs with accreditation	68%	73%

DECEMBER 29, 2017	OFFICIAL GAZETTE	107
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18%	35%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	97%
2. Percentage of accredited graduate programs	42%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	13	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	16
Output Indicators
1. Number of trainees weighted by the length of training	2,857	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	0	80

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GENERAL APPROPRIATIONS ACT, FY 2018

H. 6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM	‘
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	104%	56%
2. Percentage of graduates (2 years prior) that are employed		80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.58%	80%
2. Percentage of undergraduate programs with accreditation	100%	58.82%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:		40%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

DECEMBER 29, 2017	OFFICIAL GAZETTE	109
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	85%
2. Percentage of accredited graduate programs	100%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		10
Output Indicators
1. Number of research outputs completed within the year	58	62
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	19%	4%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities		10
Output Indicators
1. Number of trainees weighted by the length of training	19,281	16,363
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97.92%	95.00%

H. 7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation.

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	37%	40%
2. Percentage of graduates (2 years prior) that are employed Output Indicators	44% (228 / 522)	49% (365 / 746)
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100% (6 / 6)	100% (6 / 6)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	5 / 22 (23% )	6 /22 (27% )
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	14 / 22 (64% )	15 / 22 (68% )
c. producing technologies for commercialization or livelihood improvement	0 / 22	1 / 22 (5% )
d. whose research work resulted in an extension program	2 / 22 (9% )	3 / 22 (14% )
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	67% (2 / 3)	100% (3 / 3)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	41	42
2. Percentage of research outputs presented in national, regional, and international forums within the year	46% (19 / 41)	48% (20 / 42)

DECEMBER 29, 2017	OFFICIAL GAZETTE	111
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	14
Output Indicators
1. Number of trainees weighted by the length of training	4,285	4,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	7
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

H. 8. PARTIDO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.91%	40%
2. Percentage of graduates (2 years prior) that are employed	60%	60%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	52.49% (3,711 / 7,070)	27.48% (2,167 / 7,886)
2. Percentage of undergraduate programs with accreditation	100%(34 / 34)	91.43%(32 / 35)

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	36.36% (4 / 11)	54.55% (6 / 11)
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (296 / 296)	100% (250 / 250)
2. Percentage of accredited graduate programs	100% (4 / 4)	66.67% (4 / 6)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	5
Output Indicators
1. Number of research outputs completed within the year	63	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10% (17 / 170)	4.56% (9 / 197)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	2
Output Indicators
1. Number of trainees weighted by the length of training	17,226.25	11,000.00
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	9
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	77.78% (7 / 9)	44.44% (4 / 9)

DECEMBER 29, 2017	OFFICIAL GAZETTE	113
STATE UNIVERSITIES AND COLLEGES

H. 9. SORSOGON STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	57%	50%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	26%	20%
2. Percentage of undergraduate programs with accreditation	87%	87%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	15%	15%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	15%	15%
c. producing technologies for commercialization or livelihood improvement	15%	15%
d. whose research work resulted in an extension program	15%	15%

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Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	1%	1%
2. Percentage of accredited graduate programs	75%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	71	30
2. Percentage of research outputs presented in national, regional, and international forums within the year	46%	47%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	31	31
Output Indicators
1. Number of trainees weighted by the length of training	12,919	7,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	25	25
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	94%	90%

I. REGION VI - WESTERN VISAYAS

I.1. AKLAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	115
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	52.71%	57.14%
2. Percentage of graduates (2 years prior) that are employed	82.33%	82.33%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	76.38%	76.38%
2. Percentage of undergraduate programs with accreditation
Level I	10.34%
Level II	58.62%	48.28%
Level III	31.04%	41.38%
Level IV		3.45%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	72.22%	72.22%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	66.67%	66.67%
c. producing technologies for commercialization or livelihood improvement	0%	0%
d. whose research work resulted in an extension program	66.67%	66.67%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84.83%	84.83%
2. Percentage of accredited graduate programs	66.67%	66.67%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2

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Output Indicators
1. Number of research outputs completed within the year	25	25
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	36%	36%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	3,641	3,641
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	20
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	91.91%	91.91%

I. 2. CAPIZ STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51%	52%
2. Percentage of graduates (2 years prior) that are employed	77%	77%

DECEMBER 29, 2017	OFFICIAL GAZETTE	117
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	87%	87%
2. Percentage of undergraduate programs with accreditation	68%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75%	75%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	60%	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	33	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	3%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	7

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Output Indicators
1. Number of trainees weighted by the length of training	14,200	14,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	7
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

I.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.7%	55%
2. Percentage of graduates (2 years prior) that are employed	32%	34%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	54%	55%
2. Percentage of undergraduate programs with accreditation	95.83%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	119
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	13
Output Indicators
1. Number of research outputs completed within the year	74	77
2. Percentage of research outputs presented in national, regional, and international forums within the year	42%	44%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	1,704	1,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	13	15
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	66.7%	78%

I. 4. GUIMARAS STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased.

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	57.58%	58.67%
2. Percentage of graduates (2 years prior) that are employed	54%	70.1%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	67.98%	94.41%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	27	30
2. Percentage of research outputs presented in national, regional, and international forums within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	0
Output Indicators
1. Number of trainees weighted by the length of training	3,808	3,960
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	40
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	121
STATE UNIVERSITIES AND COLLEGES

I. 5. ILOILO STATE COLLEGE OF FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	46.86%	47.00%
2. Percentage of graduates (2 years prior) that are employed	71%	75%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	90%	90%
2. Percentage of undergraduate programs with accreditation	86%	89%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	22	24
Output Indicators
1. Number of research outputs completed within the year	96	96
2. Percentage of research outputs presented in national, regional, and international forums within the year	15%	20%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	15
Output Indicators
1. Number of trainees weighted by the length of training	4,435	4,455
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	20
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

I. 6. CENTRAL PHILIPPINES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	81%	85%
2. Percentage of graduates (2 years prior) that are employed	No data available	60%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	55%	55%
2. Percentage of undergraduate programs with accreditation	15%	20%

DECEMBER 29, 2017	OFFICIAL GAZETTE	123
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	5
Output Indicators
1. Number of research outputs completed within the year	37	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	5
Output Indicators
1. Number of trainees weighted by the length of training	1,898	2,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	No data available	90%

I.7.    NORTHERN ILOILO POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	44.62% (340 / 762)	45.1% (345 / 765)
2. Percentage of graduates (2 years prior) that are employed	17% (271 / 1594)	20.03% (387 / 1932)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	71% (6673 / 9403)	72% (6840 / 9500)
2. Percentage of undergraduate programs with accreditation	84.38% (27 / 32)	84.85% (28 / 33)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	13% (3 / 23)	18.52% (5 / 27)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	26% (6 / 23)	29.63% (8 / 27)
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100% (444 / 444)	100% (460 / 460)
2. Percentage of accredited graduate programs	75% (3 / 4)	75% (3 / 4)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	35	63
2. Percentage of research outputs presented in national, regional, and international forums within the year	100% (35 / 35)	100% (63 / 63)

DECEMBER 29, 2017	OFFICIAL GAZETTE	125
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4		10
Output Indicators
1. Number of trainees weighted by the length of training	5561		5714
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	49		54
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95.91	% (3472 / 3620)	98	% (3925 / 4000)

I.8. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60%	51%
2. Percentage of graduates (2 years prior) that are employed	35%	36%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	82%	84%

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Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	32	36
2. Percentage of research outputs presented in national, regional, and international forums within the year	53%	55%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	16
Output Indicators
1. Number of trainees weighted by the length of training	1,741	2,100
2. Number of extension programs organized and supported consistent with the SUC’s a mandated and priority programs	10	16
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	94%

I. 9. UNIVERSITY OF ANTIQUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	127
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	82% (43% / 52%)	85% (44% / 52%)
2. Percentage of graduates (2 years prior) that are employed	15% (284 / 1,878)	16%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	76% (8,955 / 1,1781)	77%
2. Percentage of undergraduate programs with accreditation	56% (20 / 36)	69%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	53% (8 / 15)	55%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	60% (9 / 15)	60%
c. producing technologies for commercialization or livelihood improvement	30% (3 / 15)	30%
d. whose research work resulted in an extension program	13% (2 / 15)	15%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (513 / 513)	100%
2. Percentage of accredited graduate programs	29% (2 / 7)	71%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	26	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20% (16 / 81)	20%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	22
Output Indicators
1. Number of trainees weighted by the length of training	1,527	1,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	9
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	99%	99%

I. 10. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	65.62%	65.62%%
2. Percentage of graduates (2 years prior) that are employed	30%	35%
Output Indicators
1. Percentage of undergraduate students population enrolled in CHED-identified and RDC-identified priority programs	80%	80%
2. Percentage of Undergraduate programs with accreditation	90%	90%

DECEMBER 29, 2017	OFFICIAL GAZETTE	129
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	45%	50%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	25	25
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	28.17%	28.17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	30
Output Indicators
1. Number of trainees weighted by the length of training	3,301.5	3,301.5
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	30	35
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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I. 11. WEST VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

4. Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	66.11%	66.5%
2. Percentage of graduates (2 years prior) that are employed	0%	58.86%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	51.11%	57.02%
2. Percentage of undergraduate programs with accreditation	87.75%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0%	67.19%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement

DECEMBER 29, 2017	OFFICIAL GAZETTE	131
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	51.65%	51.65%
2. Percentage of accredited graduate programs	87.5%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	13
Output Indicators
1. Number of research outputs completed within the year	72	72
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	18.34%	19.02%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	30	34
Output Indicators
1. Number of trainees weighted by the length of training	9,605	9,605
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	22
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97.77%	97.77%

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	1.79%	1.79%
Output Indicators
1. Doctor to hospital bed ratio	1:16	1:16
2. Bed occupancy rate	90.07%	90.07%
3. Average inpatient waiting time for elective surgeries	4 days	4 days

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J. REGION VII - CENTRAL VISAYAS

J. 1. BOHOL ISLAND STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	29.00%	72.50%
2. Percentage of graduates (2 years prior) that are employed	—	66.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	94.00%	94.00%
2. Percentage of undergraduate programs with accreditation	75.00%	76.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	—	100.00%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement

DECEMBER 29, 2017	OFFICIAL GAZETTE	133
STATE UNIVERSITIES AND COLLEGES

d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	—		100.00%
2. Percentage of accredited graduate programs	—		16.60%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	—		6
Output Indicators
1. Number of research outputs completed within the year	25		28
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	56 50.00	% %	64 64.00	% %

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	—		25
Output Indicators
1. Number of trainees weighted by the length of training	7,659		7,659
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	—		6
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90.00%		90.00%

J. 2. CEBU NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	—	2.56%
2. Percentage of graduates (2 years prior) that are employed	36.63%	36.63%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	66.00%	66.00%
2. Percentage of undergraduate programs with accreditation	92.86%	92.86%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	66.67%	67.86%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	75.52%	75.58%
2. Percentage of accredited graduate programs	70.00%	75.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	11
Output Indicators
1. Number of research outputs completed within the year	66	67
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

DECEMBER 29, 2017	OFFICIAL GAZETTE	135
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	11
Output Indicators
1. Number of trainees weighted by the length of training	9,954.5	9,960
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	11
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80.00%	81.00%

J. 3. CEBU TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	57.62%	59.62%
2. Percentage of graduates (2 years prior) that are employed	80.00%	81.00%

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Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	42.88% (13,806 / 32,194)	45.00%
2. Percentage of undergraduate programs with accreditation	64.38% (94 / 146)	80.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	4.00%	4.00%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	4.00%	4.00%
c. producing technologies for commercialization or livelihood improvement	4.00%	4.00%
d. whose research work resulted in an extension program	4.00%	4.00%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	3,041 (3,611 / 5205= 69.37%)	70.00%
2. Percentage of accredited graduate programs		85.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		17%
Output Indicators
1. Number of research outputs completed within the year	143 (130X110%)	143
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20.00%	20.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities
Output Indicators
1. Number of trainees weighted by the length of training	3,000	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	63 in 2017; 89 in 2016	89

DECEMBER 29, 2017	OFFICIAL GAZETTE	137
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	60.00%	60.00%

J. 4. NEGROS ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	46.61% (413 / 886)	46.61%
2. Percentage of graduates (2 years prior) that are employed	No existing data	20%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	69.30% (17,523 / 25,287)	69.30%
2. Percentage of undergraduate programs with accreditation	80.00% (28 / 35)	80.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	43.48% (20 / 46)	45.00%
a. pursuing advanced research degree programs (Ph. D)

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b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	99.92% (1,203 / 1,204)	99.92%
2. Percentage of accredited graduate programs	40.00% (10 / 25)	40.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	32	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	65.62% (21 / 32)	65.62%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUS, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	23
Output Indicators
1. Number of trainees weighted by the length of training	2,758	3,850
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	14
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%

J. 5. SIQUIJOR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

DECEMBER 29, 2017	OFFICIAL GAZETTE	139
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60.53%	61.00%
2. Percentage of graduates (2 years prior) that are employed	70.09%	72.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	34.00%	34.00%
2. Percentage of undergraduate programs with accreditation	80.00%	80.00%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	13
Output Indicators
1. Number of research outputs completed within the year	7	9
2. Percentage of research outputs presented in national, regional, and international forums within the year	33.00%	33.00%

K. REGION VIII - EASTERN VISAYAS

K. 1. EASTERN SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50.43% (647 / 1,283)	54%
2. Percentage of graduates (2 years prior) that are employed	6.86% (155 / 2,260)	6.92% (195 / 2,820)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72.18% (9,136 / 12,657)	73.92% (9,925 / 13,428)
2. Percentage of undergraduate programs with accreditation	60.42% (29 /48)	65% (34 / 52)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	57.89% (22 / 38)	69.23% (27 / 39)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program	9.63% (52 / 540)	9.91% (54 / 545)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs
2. Percentage of accredited graduate programs	87.50% (7 / 8)	88.89% (8 / 9)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	9
Output Indicators
1. Number of research outputs completed within the year	41	72
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	68.75% (33 / 48)	69.44% (50 / 72)

DECEMBER 29, 2017	OFFICIAL GAZETTE	141
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	112	116
Output Indicators
1. Number of trainees weighted by the length of training	9,918	10,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6,530	7,245
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	96.33% (9,554 /9,918)	97% (10,379 / 10,700)

K. 2. EASTERN VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	49.26% (201 / 408)	49.33% (221 / 448)
2. Percentage of graduates (2 years prior) that are employed	59.97% (773 / 1289)	59.98% (850 / 1417)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	62.48% (11,761 / 18,824)	62.48% (12,937 / 20,706)
2. Percentage of undergraduate programs with accreditation	89.69% (87 /97)	92.78% (90 /97)

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Higher education research improved to promote economic, productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage increase in graduate student population enrolled in research degree programs	41.63% (726 / 1744)	82.22% (990 / 1204)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	77% (643 / 835)	78.95% (750 / 950)
2. Percentage of accredited graduate programs	71.43% (10 /14)	85.71% (12 / 14)

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	9
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries	8% (2 / 25)	32.14% (9 / 28)
Output Indicators
1. Number of research outputs completed within the year	21	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal in the last three (3) years	6.76% (5 / 74)	8. 75% (7 / 80)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	13
Output Indicators
1. Number of trainees weighted by the length of training	885	900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	21	30
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	92.32% (817 / 885)	93% (930 / 1000)

K. 3. LEYTE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

DECEMBER 29, 2017	OFFICIAL GAZETTE	143
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	73%	73%
2. Percentage of graduates (2 years prior) that are employed	55%	56%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	78%	78%
2. Percentage of undergraduate programs with accreditation	64%	64%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	N / A	50%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	N / A	50%
c. producing technologies for commercialization or livelihood improvement	N / A	0%
d. whose research work resulted in an extension program	N / A	0%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	4%	5%
2. Percentage of accredited graduate programs	78%	83%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	40	42
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	27.5%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	60,798	61,102
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	86%

K. 4. NAVAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and Quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	145
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.69%	44%
2. Percentage of graduates (2 years prior) that are employed	47.49%	48. %
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	40.98%	40.98%
2. Percentage of undergraduate programs with accreditation	74.07%	74.07%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	50%	100%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	100%	100%
c. producing technologies for commercialization or livelihood improvement		50%
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	3.49%	5.75%
2. Percentage of accredited graduate programs	90%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	65	65
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	16%	16%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	25
Output Indicators
1. Number of trainees weighted by the length of training	841	1,711
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

K. 5. NORTHWEST SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	45%	50%
2. Percentage of graduates (2 years prior) that are employed	28%	30%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	75.7%	77.08%
2. Percentage of undergraduate programs with accreditation	62%	73%

DECEMBER 29, 2017	OFFICIAL GAZETTE	147
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0	20%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	10	11
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	7%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	2,845	2,860
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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K. 6. PALOMPON POLYTECHNIC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	55.78%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	42%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.63%	92.22%
2. Percentage of undergraduate programs with accreditation	85%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	29	33
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

DECEMBER 29, 2017	OFFICIAL GAZETTE	149
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	7
Output Indicators
1. Number of trainees weighted by the length of training	509	535
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	18
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83%	85%

K. 7. SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.20%	52%
2. Percentage of graduates (2 years prior) that are employed	53.95%	54.57%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	88.35%	88.87%
2. Percentage of undergraduate programs with accreditation	95%	95%

150	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	48%	54%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	71%	86%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	36	37
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	24%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAS, SMES, and other stakeholders as a result of extension activities	16	20
Output Indicators
1. Number of trainees weighted by the length of training	3911	4100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	33	35
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	88%	90%

DECEMBER 29, 2017	OFFICIAL GAZETTE	151
STATE UNIVERSITIES AND COLLEGES

K. 8. SOUTHERN LEYTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.46%	60%
2. Percentage of graduates (2 years prior) that are employed	43.78%	50.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	88.46%	88.46%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	25.81%	32.26%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	56.14%	59.65%
c. producing technologies for commercialization or livelihood improvement	8.77%	14.04%
d. whose research work resulted in an extension program	3.51%	7.02%

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GENERAL APPROPRIATIONS ACT, FY 2018

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	62.26%	62.8%
2. Percentage of accredited graduate programs	62.5%	62.5%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	100	% (4)
Output Indicators
1. Number of research outputs completed within the year	21	67	% (35)
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20.83%	57%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	43	% (33)
Output Indicators
1. Number of trainees weighted by the length of training	8128	3	% (8371)
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	64	14	% (73)
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95.07%	95.99%

K. 9. UNIVERSITY OF EASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	153
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	82.59%	86.96%
2. Percentage of graduates (2 years prior) that are employed	86%	88%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	84%	85%
2. Percentage of undergraduate programs with accreditation	95%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	45%	48%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	80%	83%
c. producing technologies for commercialization or livelihood improvement	18%	20%
d. whose research work resulted in an extension program	20%	22%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88%	89%
2. Percentage of accredited graduate programs	46%	48%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	100	110
Output Indicators
1. Number of research outputs completed within the year	40	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	30%	33%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	36
Output Indicators
1. Number of trainees weighted by the length of training	5100	5100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	17
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	90%

K. 10. VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	98%	100%
2. Percentage of graduates (2 years prior) that are employed	80% (983 / 1229)	82% (1168 / 1425)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	85% (9818 / 11611)	86% (11072 / 12944)
2. Percentage of undergraduate programs with accreditation	61% (17 / 28)	67% (22 / 33)

DECEMBER 29, 2017	OFFICIAL GAZETTE	155
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	20% (32 / 159)	22% (35 / 161)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	70% (112 / 159)	73% (118 / 161)
c. producing technologies for commercialization or livelihood improvement	68% (76 / 112)	68% (80 / 118)
d. whose research work resulted in an extension program	63% (70 / 112)	68% (80 / 118)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84% (314 / 374)	85% (318 / 375)
2. Percentage of accredited graduate programs	76% (16 / 21)	86% (18 / 21)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputS in the last three years utilized by the industry or by other beneficiaries	56	58
Output Indicators
1. Number of research outputs completed within the year	42	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	18
Output Indicators
1. Number of trainees weighted by the length of training	24623	25853
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	32	35
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	93%	95%

156	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

L. REGION IX - ZAMBOANGA PENINSULA

L. 1. J. H. CERILLES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	26.92%	30%
2. Percentage of graduates (2 years prior) that are employed	55%	60%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	94.85%	94.89%
2. Percentage of undergraduate programs with accreditation	37% (Level 1)	33.3% (Level 1); 37% (Level 2)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	5
Output Indicators
1. Number of research outputs completed within the year	7	9
2. Percentage of research outputs presented in national, regional, and international forums within the year	85.71% (6 / 7)	90%

DECEMBER 29, 2017	OFFICIAL GAZETTE	157
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	4
Output Indicators
1. Number of trainees weighted by the length of training	779.5	780
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	1
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	92.4% (487 / 527)	93%

L. 2. JOSE RIZAL MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44.29%	44.29%
2. Percentage of graduates (2 years prior) that are employed	36%	36%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	98.22%	98.22%
2. Percentage of undergraduate programs with accreditation	88.14%	88.14%

158	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	30	30
Output Indicators
1. Number of research outputs completed within the year	131	131
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	14.98%	14.98%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	63
Output Indicators
1. Number of trainees weighted by the length of training	11,443.75	11,443.75
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	57	57
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	99.34%	99.443%

L. 3. WESTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	159
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	44% (1,379 / 3,108)	47%
2. Percentage of graduates (2 years prior) that are employed	14% (333 / 2,374)	15%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	62% (7,751 / 12,411)	63%
2. Percentage of undergraduate programs with accreditation	89% (40 / 45)	89%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	9	10
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45% (4 / 9)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	4
Output Indicators
1. Number of trainees weighted by the length of training	4,434	4,656
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	14
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	99% (2,929 / 2,932)	99%

160	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

L. 4. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.49%	44%
2. Percentage of graduates (2 years prior) that are employed	85%	85%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72.26%	73%
2. Percentage of undergraduate programs with accreditation	94.12%	95%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	5	8
2. Percentage of research outputs presented in national, regional, and international forums within the year	45%	48%

DECEMBER 29, 2017	OFFICIAL GAZETTE	161
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	110	110
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

L. 5. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	20.83%	20.83%
2. Percentage of graduates (2 years prior) that are employed	40.12% (270 / 563)	40.12%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	11%	11%
2. Percentage of undergraduate programs with accreditation	72%	72%

162	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	3	3
2. Percentage of research outputs presented in national, regional, and international forums within the year	50%	50%

M. REGION X - NORTHERN MINDANAO

M. 1. BUKIDNON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.01% (out of 55. 67%)	58.01%
2. Percentage of graduates (2 years prior) that are employed	33.08% (526 / 1590)	38%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	40.13% (3424 / 8532)	85%
2. Percentage of undergraduate programs with accreditation	85% (17 /20)	85%

DECEMBER 29, 2017	OFFICIAL GAZETTE	163
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	18. 60% (8 / 43)	18.60%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (544 / 544)	100%
2. Percentage of accredited graduate programs	28.57% (2 / 7)	28. 57% (2 / 7)

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	- (new PI)	4
Output Indicators
1. Number of research outputs completed within the year	13	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	37
Output Indicators
1. Number of trainees weighted by the length of training	3,469	3, 500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	17
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	87% (125 / 144)	88%

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GENERAL APPROPRIATIONS ACT, FY 2018

M. 2. CAMIGUIN POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	39.29%	40.65%
2. Percentage of graduates (2 years prior) that are employed	61.00%	65.51%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	82.40%	82.88%
2. Percentage of undergraduate programs with accreditation	84.62%	84.62%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	83.33%	100%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

DECEMBER 29, 2017	OFFICIAL GAZETTE	165
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	0%	25%
2. Percentage of accredited graduate programs	0%	66.67%

M. 3. CENTRAL MINDANAO UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	63.41%	63.41%
2. Percentage of graduates (2 years prior) that are employed	54%	54%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	93%	93%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	8
Output Indicators
1. Number of research outputs completed within the year	41	41
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	27.68%	27.68%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	93	94
Output Indicators
1. Number of trainees weighted by the length of training	4,315	4,320
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97%	97%

M. 4. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60% (467 / 780)	60%
2. Percentage of graduates (2 years prior) that are employed	65. 69% (982 / 1495)	68%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	97.03%	98%
2. Percentage of undergraduate programs with accreditation	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	167
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	New Performance Indicator	80%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	84.21%	84.21%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5 (New Performance Indicator)	8
Output Indicators
1. Number of research outputs completed within the year	13	13
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	41.07% (23 / 56)	72.97% (27 / 37)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	18
Output Indicators
1. Number of trainees weighted by the length of training	7,325.50	7325.50
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	NEW PERFORMANCE INDICATOR (By Project not by Program)	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98.50%	98.50%

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GENERAL APPROPRIATIONS ACT, FY 2018

M. 5. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	83% (717 / 861)	83% (717 / 861)
2. Percentage of graduates (2 years prior) that are employed	22.38% (499 / 2230)	23.23% (499 / 2148)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	79% (9720 / 12245)	82% (4795 / 5848)
2. Percentage of undergraduate programs with accreditation	68% (30 / 44)	70% (31 / 44)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	73% (89 / 122)	78% (95 / 122)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	61% (74 / 122)	62% (76 / 122)
c. producing technologies for commercialization or livelihood improvement	16% (19 / 122)	17% (21 / 122)
d. whose research work resulted in an extension program	13% (16 / 122)	15% (18 / 122)

DECEMBER 29, 2017	OFFICIAL GAZETTE	169
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs
2. Percentage of accredited graduate programs	88% (35 / 40)	90% (36 / 40)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	180	180
2. Percentage of research outputs presented in national, regional, and international forums within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	132	150
Output Indicators
1. Number of trainees weighted by the length of training	9575	10000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	104	120
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance

M. 6. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

170	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	35%	36%
2. Percentage of graduates (2 years prior) that are employed	70%	77%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	24	25
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	29%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,777	3,780
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	1
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	63%	75%

DECEMBER 29, 2017	OFFICIAL GAZETTE	171
STATE UNIVERSITIES AND COLLEGES

M. 7. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	47%	47%
2. Percentage of graduates (2 years prior) that are employed	57%	57%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	83%	83%
2. Percentage of undergraduate programs with accreditation	85%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N / A	N / A
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

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GENERAL APPROPRIATIONS ACT, FY 2018

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	N / A	N / A
2. Percentage of accredited graduate programs	N / A	N / A

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	16	16
2. Percentage of research outputs presented in national, regional, and international forums within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	10
Output Indicators
1. Number of trainees weighted by the length of training	150	150
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	85%

N. REGION XI - DAVAO

N. 1. COMPOSTELA VALLEY STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	173
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	CVSC does not have graduates yet. The first batch of graduates will be in AY 2018.	13% (118 / 925)
2. Percentage of graduates (2 years prior) that are employed	N / A	N / A
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100% (1,089 / 1,089)	100%(1,179 / 1,179)
2. Percentage of undergraduate programs with accreditation	No graduates yet. By 2018, to apply for accreditation.	27% (3 / 11)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	1	3
2. Percentage of research outputs presented in national, regional, and international forums in the last three (3) years	100% (1 / 1)	100% (10 / 10)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	9
Output Indicators
1. Number of trainees weighted by the length of training	10	50
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	1
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100% (10 / 10)	90% (45 / 50)

174	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

N. 2. DAVAO DEL NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	68. 83%	68.83%
2. Percentage of graduates (2 years prior) that are employed	94%	94%
Output Indicators	0	0
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.93%	91.93%
2. Percentage of undergraduate programs with accreditation	5	5

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0	0
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

DECEMBER 29, 2017	OFFICIAL GAZETTE	175
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	74.59%	74.59%
2. Percentage of accredited graduate programs	20%	20%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	10
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries	56.86%	56.86%
Output Indicators
1. Number of research outputs completed within the year	16	16
2. Percentage of research outputs presented in national, regional, and international forums in the last three years	52.94%	52.94%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	18
Output Indicators
1. Number of trainees weighted by the length of training	936.5	936.5
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	17
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	38.21%	38.21%

N. 3. DAVAO ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of reserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

176	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.03%	45%
2. Percentage of graduates (2 years prior) that are employed	81%	60%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	66%	35.26%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		4
Output Indicators
1. Number of research outputs completed within the year	28	28
2. Percentage of research outputs presented in national, regional, and international forums within the year		300%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities		7
Output Indicators
1. Number of trainees weighted by the length of training		5000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs		50
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance		50%

DECEMBER 29, 2017	OFFICIAL GAZETTE	177
STATE UNIVERSITIES AND COLLEGES

N. 4. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	53%		53%
2. Percentage of graduates (2 years prior) that are employed	43%		45%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100 (2500 / 2500	% )	100 (2550 / 2550	% )
2. Percentage of undergraduate programs with accreditation	91 (11 / 12	% )	100 (12 / 12	% )

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3		5
Output Indicators
1. Number of research outputs completed within the year	5		11
2. Percentage of research outputs presented in national, regional, and international forums within the year	61 (11 / 18	% )	72 (8 / 11	% )

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	22
Output Indicators
1. Number of trainees weighted by the length of training	100	560
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	14
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	92%	94%

N. 5. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	82%	48%
2. Percentage of graduates (2 years prior) that are employed	18%	1%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	90%	72%
2. Percentage of undergraduate programs with accreditation	66%	76%

DECEMBER 29, 2017	OFFICIAL GAZETTE	179
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	1%	1%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	80%	64%
2. Percentage of accredited graduate programs	42%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	1
Output Indicators
1. Number of research outputs completed within the year	75	24
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	28	8
Output Indicators
1. Number of trainees weighted by the length of training	4772	3600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	28	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	89%	90%

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GENERAL APPROPRIATIONS ACT, FY 2018

O. REGION XII - SOCCSKSARGEN

O.1. COTABATO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	40%	42%
2. Percentage of graduates (2 years prior) that are employed	42%	45%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	56%	60%
2. Percentage of undergraduate programs with accreditation	88.24%	94.12%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	30	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	7%	13%

DECEMBER 29, 2017	OFFICIAL GAZETTE	181
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	15
Output Indicators
1. Number of trainees weighted by the length of training	2,800	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	87%

O. 2. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	21.57%	25%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	94.04%	95%
2. Percentage of undergraduate programs with accreditation	100%	100%

182	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM

Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	22.22%	23%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	33.33%	34%
c. producing technologies for commercialization or livelihood improvement	8.70%	8.70%
d. whose research work resulted in an extension program	8.70%	8.70%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	15.17%	16.17%
2. Percentage of accredited graduate programs	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,627	4,446
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

CUSTODIAL CARE PROGRAM

Outcome Indicator
1. Percentage of graduates (CCP residents) employed within year after graduation	35%	39%
Outcome Indicator
1. Percentage of poor / disadvantaged students (CCP residents) served for non-academic needs	90%	92%
2. Percentage of students (CCP residents) who graduate within the prescribed period	4.75%	5%

DECEMBER 29, 2017	OFFICIAL GAZETTE	183
STATE UNIVERSITIES AND COLLEGES

O. 3. SULTAN KUDARAT STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research Improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	38%	40%
2. Percentage of graduates (2 years prior) that are employed	40%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	50%	60%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Output Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	0%	1%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0%	15%
c. producing technologies for commercialization or livelihood improvement	0%	1%
d. whose research work resulted in an extension program	0%	2%

184	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Outcome Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	60%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	7
Output Indicators
1. Number of research outputs completed within the year	10	15
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0%	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Output Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	7
Outcome Indicators
1. Number of trainees weighted by the length of training	1,700	1,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	6
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	95%

O. 4. UNIVERSITY OF SOUTHERN MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	185
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Output Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	30%	30%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	70%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Output Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)	10%	10%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	10%
c. producing technologies for commercialization or livelihood improvement	10%	10%
d. whose research work resulted in an extension program	10%	10%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	10%	10%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicators
Outcome Indicators
1. Number of research outputs completed within the year	5	5
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

186	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	2200	2200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	80%

P. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)

P. 1. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	20%	25%
2. Percentage of graduates (2 years prior) that are employed	60%	65%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	40%	45%
2. Percentage of undergraduate programs with accreditation	45%	50%

DECEMBER 29, 2017	OFFICIAL GAZETTE	187
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	15%
a. pursuing advanced research degree programs (Ph. D)	10%	15%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	13%
c. producing technologies for commercialization or livelihood improvement	15%	17%
d. whose research work resulted in an extension program	10%	12%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	10%
2. Percentage of accredited graduate programs	5%	5%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	2	2
2. Percentage of research outputs presented in national, regional, and international forums within the years	2%	2%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	9
Outcome Indicators
1. Number of trainees weighted by the length of training	75	85
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	55%	65%

188	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

P. 2. BASILAN STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	77%	77%
2. Percentage of graduates (2 years prior) with accreditation	117 / 928 = 12.60%	400 / 928 = 43.10%
Output Indicators 1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	812 / 1235 = 65.74%	65.74%
2. Percentage of undergraduate programs with accreditation	8 / 11 = 72%	72%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	3
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	10%
Output Indicators
1. Number of research outputs completed within the year	18	18
2. Percentage of research outputs presented in national, regional, and international forums within the year	18	18

DECEMBER 29, 2017	OFFICIAL GAZETTE	189
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	3
Output Indicators
1. Number of trainees weighted by the length of training	32.75%	32.75%
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50%	50%
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	95%

P. 3. MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
I. Percentage of first-time licensure exam- takers that pass the licensure exams	49.28%	57.75%
2. Percentage of graduates (2 years prior) that are employed	53.33%	55%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	67.54%	76.10%
2. Percentage of undergraduate programs with accreditation	46.50%	55%

190	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	20% (2 / 10)	20%
c. producing technologies for commercialization or livelihood improvement	2	2
d. whose research work resulted in an extension program	1	1
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	81.50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	227	264
Output Indicators
1. Number of research outputs completed within the year	131	138
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	8.10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	14
Output Indicators
1. Number of trainees weighted by the length of training	32519	33781
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	142	147
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80.45%	82.50%

DECEMBER 29, 2017	OFFICIAL GAZETTE	191
STATE UNIVERSITIES AND COLLEGES

P.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	79.34%	84.00%
2. Percentage of graduates (2 years prior) that are employed	16.12%	21.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	92.28%	92.28%
2. Percentage of undergraduate programs with accreditation	FOR APPLICATION	14%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	58.33%	61.33%
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program

192	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	79.01%	84.01%
2. Percentage of accredited graduate programs	FOR APPLICATION	20%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	21	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	1,200	1,300
2. Number of extension programs organized and supported consistent with the SUC’ s mandated and priority programs	2	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85%

P. 5. SULU STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	193
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	No Submission
School of Nursing	87%	95%
School of Education	15%	50%
2. Percentage of graduates (2 years prior) that are employed	6%	10%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	11%	20%
2. Percentage of undergraduate programs with accreditation	1%	2%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	30
Output Indicators
1. Number of research outputs completed within the year	16	20
2. Percentage of research outputs presented in national, regional, and international forums within the year	1%	2%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	329	450
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	3
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83%	90%

194	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

P. 6. TAWI–TAWI REGIONAL AGRICULTURAL COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	8.09% (19 / 235)	102 / 114 (89%	)
2. Percentage of graduates (2 years prior) that are employed	1.13% (27 / 24)	65 / 70 (83%	)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs with accreditation	3	11
2. Percentage of undergraduate programs with accreditation

Q. REGION XIII – CARAGA

Q. 1. AGUSAN DEL SUP STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

4. Higher education research improved to promote economic productivity and innovation

DECEMBER 29, 2017	OFFICIAL GAZETTE	195
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	45% (24.26 / 53.98)	102.2% of NPR
2. Percentage of graduates (2 years prior) that are employed	84.52%	93%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	—	3
Output Indicators
1. Number of research outputs completed within the year	10	15
2. Percentage of research outputs presented in national, regional, and international forums within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	870	3500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	14
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98.84%	100%

196	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	85.71%	100%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	116%
2. Percentage of accredited graduate programs	—	28%

Q. 2. CARAGA STATE UNIVERSITY

(NORTHERN MINDANAO STATE INSTITUTE OF SCIENCE AND TECHNOLOGY)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	25%	30%

DECEMBER 29, 2017	OFFICIAL GAZETTE	197
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	60%	60%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	10%	10%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	10%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	60%	60%
2. Percentage of accredited graduate programs	10%	10%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	50	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	40%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	1000	1000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10

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3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	70%	70%

Q. 3. SURIGAO DEL SUR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	95%	101.1% (of the NPR)
2. Percentage of graduates (2 years prior) that are employed	56%	56%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	47%	55%
2. Percentage of undergraduate programs with accreditation	58%	58%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph. D)

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STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	60%	70%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	70%	70%
2. Percentage of accredited graduate programs	70%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	25	25
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	36%	36%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	14
Output Indicators
1. Number of trainees weighted by the length of training	14319	14319
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	3
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

Q. 4. SURIGAO STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured.

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	81.51%	85%
2. Percentage of graduates (2 years prior) that are employed	40%	55%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	65%	67%
2. Percentage of undergraduate programs with accreditation	63%	67%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied for any of the following:	66%	70%
a. pursuing advanced research degree programs (Ph. D.)
b. actively pursuing with the last three (3) years (investigate research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research extension work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	83%	84%
2. Percentage of accredited graduate programs	60%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	22	25
2. Percentage of research outputs presented in national, regional, and international forums within the year	25%	30%

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STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	15
Output Indicators
1. Number of trainees weighted by the length of training	1360	1450
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	15
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	93%

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IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1. Required energy supply level attained

2. Sustainable consumption of energy promoted and achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Required energy supply level attained

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM
Outcome Indicators
1. Percentage of stakeholders rating the energy plans and programs as acceptable	85%	85%
2. Percentage of policy recommendations adopted in the short, medium and long-term national energyplans / programs / targets		75%
Output Indicators
1. Number of energy plans prepared and updated	2	2
2. Number of statistical research and studies prepared / updated		6
3. Percentage of project evaluation and monitoring conducted on time	75%	80%

CONVENTIONAL ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of awareness of the target audience of the promoted message or technical advice		80%
2. Percentage of conventional energy projects with satisfactory safety performance		80%
3. Percentage increase in investments in conventional energy development		5%
Output Indicators
1. Number of contracts and / or circulars drafted, prepared and reviewed		3
2. Number of information, education, communication and other promotional activities conducted on conventional energy development	10	11
3. Number of monitoring activities / inspections conducted on conventional energy projects	92	220

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DEPARTMENT OF ENERGY

RENEWABLE ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of renewable energy resources over total energy resource supply	5,438 MW	0.16% increase (based on National Renewable Energy Program (NREP) targets)
2. Percentage increase in investments in renewable energy development	137 operating RE plants	2% (from 137 to 140 operating RE plants)
Output Indicators
1. Percentage of issuances and permits on renewable energy development issued on time	85%	85%
2. Number of information, education, communication, and other promotional activities conducted on renewable energy	20	20
3. Number of inspection conducted on renewable energy development projects	200	282

DOWNSTREAM ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in investment in the downstream oil and gas industry, providing quality fuels and safe technology for environment and consumer protection	Php 52.73B in 2015	1% (Dependent on oil company applications)
2. Percentage increase in the number of participants informed on matters in the downstream oil and gas industry	3,095 in 2016	1% (Dependent on the alloted approved budget)
Output Indicators
1. Percentage of issuances / permits / standards drafted and issued		100%
2. Number of information, education, communication and other promotional activities conducted on the downstream oil and gas sector	20	20
3. Number of downstream oil and gas field work and operational monitoring activities conducted		3,904

ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Reduction in frequency of “red alert” notice	10 in Luzon, 11 in Visayas and 120 in Mindanao	5 in Luzon, 6 in Visayas and 70 in Mindanao
2. Increase in hours operation in off-grid areas with less than 24 hours electricity service	28	55
3. Increase in capacity (MW) that went on line (on-grid)		631 MW in Luzon, 148 MW in Visayas and 670 MW in Mindanao
Output Indicators Power Sector
1. Number of information, education, and communication activities, promotional events, and public consultations conducted	23	40
2. Number of plans / policies prepared, recommended and / or adopted	11 policies and 3 plans in 2016	40
3. Number of stakeholders assisted through technical support / consultation / assistance		18
4. Number of application for COE for investment in the energy sector processed	55	60
E. R. 1-94 Program
1. Number of MOAs for the establishment of Trust Account under ER 1-94	20	20
2. Number of approved electrification and support projects		100
3. Number of inspected completed projects		20

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HOUSEHOLD ELECTRIFICATION DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage increase in household electrifications	90.7% in 2016 (based on 2010 census)	4.18% increase from 2016 baseline data
Output Indicators
1. Number of Approved Household Electrification Projects and issued a letter of approval to the concerned distribution utility		20
2. Number of information, education, communications and other promotional activities conducted on household electrification development	8	8
3. Number of household electrification project inspections conducted	3 (4,709 HHs beneficiary of completed projects)	20 (33, 000 HHs beneficiary of completed projects)

Sustainable consumption of energy promoted and achieved

ENERGY EFFICIENCY AND CONSERVATION PROGRAM
Outcome Indicators
1. Percentage increase in public awareness on EE & C on fuels and electricity	4,000 participants in 2016	10%
2. Percentage increase in the number of government agencies with energy conservation and efficiency technologies	45 establishments in 2016	10%
Output Indicators
1. Number of information, education, communication, and other promotional activities conducted on energy efficiency and conservation		20
2. Percentage of energy audit in government agencies conducted on time	45 establishments in 2016	10%

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM
Outcome Indicator
1. Number of alternative fuels and energy technologies promoted	3	3
Output Indicators
1. Number of technical assistance / evaluation completed on time		4
2. Number of information, education, communication, and other promotional activities conducted on alternative fuels and technology		10
3. Number of policies formulated / permits issued related to alternative fuels & technologies issued on time		2

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DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1. Natural Resources Sustainably Managed

2. Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Natural resources sustainably managed

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage of illegal logging hotspot areas neutralized	17	By the end of 2022, illegal logging hotspots decreased by 50%
2. Percentage of 8.2M ha of forests protected against forest fires, poaching, pest and diseases, etc.	8.2M ha	50% of the baseline data
Output Indicators
1. Number of hectares of open-access / untenured lands of the public domain placed under appropriate management arrangement / tenure	2.8M ha
2. Percentage of wildlife permits, certifications and / or clearance applications acted upon within 7 working days from date of receipt	N / A	100% of wildlife permit applications acted upon

NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of hectares of terrestrial protected areas, wetlands / caves with high biodiversity values that are effectively managed	Poor – 1.87M ha Fair – 2.22M ha Satisfactory – 0. 042M ha Good – 0 ha Excellent – 0 ha	By the end of 2022: Poor – 1.36M ha Fair – 0.069M ha Satisfactory – 0.84M ha Good – 0.97M ha Excellent – 0. 042M ha
2. Number of hectares of marine protected areas with high biodiversity values that are effectively managed	Poor – 3.42M ha Fair – 0 ha Satisfactory – 0.11M ha Good – 0 ha Excellent – 0 ha	By the end of 2022: Poor – 2.17M ha Fair – 0. 97M ha Satisfactory – 1.34M ha Good – 1.12M ha Excellent – 0.11M ha
3. Ownership of public alienable and disposable lands secured (2011-Present)	355,168 lots covering 7,750 ha	By the end of 2022, 360,000 residential patents issued
4. Percentage increase in forest cover	8.2M ha	Increase by 12% by the end of 2022

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Output Indicators
1. Number of terrestrial protected areas / wetlands / caves established / conserved
Inland Wetlands	13	31
Caves	20	58
2. Number of critical habitats established and managed	7	2
3. Number of hectares of coral reefs, mangrove forests, and sea grass beds mapped	N / A	28,427 ha
4. Number of marine protected areas network established	33	17
5. Number of residential and land patents issued within the prescribed timeframe (2011-Present)	355,168 lots covering 7, 750 ha	45,000 residential land patents
6. Number of hectares of open and denuded forestland rehabilitated	7.1M ha	124,220
7. Number of hectares planted area maintained and protected	1.62M ha	623,315 ha

Adaptive capacities of human communities and natural systems improved

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of DENR plans and programs mainstreamed with climate change adaptation and disaster risk reduction	N / A	By the end of 2022, 100% of DENR plans and programs mainstreamed with climate change adaptation and disaster risk reduction
Output Indicators
1. Number of DENR offices provided with training on mainstreaming climate change adaptation and disaster risk reduction	N / A	17 regional offices and 2 bureaus
2. Number of information, education, and communication activities conducted	N / A	17 regions

B. ENVIRONMENTAL MANAGEMENT BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Clean and Healthy Environment Sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Clean and Healthy Environment Sustained

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase of environmentally compliant	85%	2% increase

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projects (from the baseline) 2. Percentage increase in stakeholders’ environmental awareness and participation	N / A	10% increase
3. Assessed potential pollution problems	1	1
Output Indicators
1. Number of projects monitored based on ECC conditions with reports submitted	14,323	14,910
2. Information, Education and Communication materials developed and disseminated	33,019	38,300
3. Number of environmental research studies conducted for policy purposes	1	1

ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM
Outcome Indicators
1. Percentage increase of LGUs complying with the Ecological Solid Waste Management Act	47%	5% increase
2. Percentage increase of industries complying with environmental standards	88%	2% increase
3. Percentage of HUCs and major urban centers within ambient air quality guideline / values (PM 10 / 2.5)	47% (baseline year:2015)	50%
Output Indicators
1. Percentage of permits, clearances, and certificates issued within the prescribed timeframe	74%	80%
2. Number of sites / facilities or areas that have been inspected with report submitted	44,399	48,371
3. Percentage of cases / complaints acted upon within the prescribed timeframe	96%	96%

C. MINES AND GEO-SCIENCES BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1. Natural Resources Sustainably Managed

2. Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Natural Resources Sustainably Managed

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the revenues of government from mineral resources development	-16.12%	5%
2. Percentage of monitored mining permits / contracts complying with laws, rules and regulations	N / A	60%

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Output Indicators
1. Mining applications (including other mining rights related applications) approved / denied / endorsed within the prescribed period	5,513	2,482
2. Number of mining permits / contracts monitored	1,124	788

MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of LGUs informed of their geology and mineral potential	N / A	12
Output Indicators
1. Percentage of total Philippine area surveyed for geology and mineral potential	4%	10%
2. Number of new mineral reservation areas assessed / endorsed for declaration	18	15

Adaptive Capacities of Human Communities and Natural Systems Improved

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of LGUs that included geohazard information in their Disaster Risk Reduction and Mitigation Plan, Comprehensive Land Use Plan, and / or Development Plans	N / A	50%
Output Indicators
1. Number of cities and municipalities where vulnerabilities and risk assessments were conducted	235	200
2. Number of LGUs (cities / municipalities) provided with information, education, and communication campaigns on geohazards	N / A	235
3. Number of LGUs assessed for groundwater resources and vulnerability	19	24

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Adaptive capacities of human communities and natural systems improved

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DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

MAPPING AND RESOURCE INFORMATION PROGRAM
Outcome Indicators
1. Percentage of the Philippines with updated topographic base maps and nautical charts	32%	68%
2. Number of hits / access to the online database	157,378	150,000
Output Indicators
1. Number of maps and charts produced or updated and published	2,077	2,350
2. Percentage of clients who rated the quality of maps and charts produced as satisfactory or better	99.94%	95%

E. NATIONAL WATER RESOURCES BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1. Natural Resources Sustainably Managed

2. Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Natural Resources Sustainably Managed

WATER RESOURCES MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in public awareness of Water Code of the Philippines, Integrated Water Resources Management, Climate Change Adaptation, Core Functions and Services of NWRB	N / A	20%
Output Indicators
1. Number of policies / plans endorsed or implemented	7	6
2. Number of information, education, and communication campaign conducted	N / A	3
3. Percentage of policies / plans endorsed or implemented that were consulted with external stakeholders	N / A	90%

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the number of water use / water utilities regulated (from 2016 to 2018)	N / A	6%
2. Percentage of violators penalized or with cases filed in court	3.4%	10%
3. Percentage reduction in illegal water use	N / A	15%
Output Indicators
1. Number of permit applications (CWP / CPC) acted upon	N / A	712

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(approved / denied)
2. Number of water sources facilities monitored / assessed	N / A	5,234
3. Percentage of water use violations / complaints acted upon within the prescribed timeframe	N / A	50%

Adaptive Capacities of Human Communities and Natural Systems Improved

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM
Outcome Indicators
1. Percentage increase in river basins and critical areas with scientifically robust water information and decision support tools (from 2016 to 2018)	8	75%
2. Number of LGUs adopting / using the developed plans including the operation of the monitoring stations as basis for their groundwater protection and development program	N / A	3
Output Indicators
1. Number of water-constrained areas with Groundwater Management Plan developed	N / A	2
2. Number of water-constrained areas with groundwater monitoring wells established	N / A	2
3. Number of river basins with comprehensive water resources assessment	N / A	1

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Natural Resources Sustainably Managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Natural resources sustainably managed

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM

Outcome Indicators
1. Average score of all ECAN zones	N / A	+3
2. Ratio of total seized wildlife to total wild-sourced trade permits issued	0.52	0.52
Output Indicators
1. Number of Environmentally Critical Areas Network (ECAN) maps updated	N / A	4
2. Percentage of wildlife traffic monitoring units (WTMUs) that are functional	40%	80%

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3. Number of endemic species subjected to population studies	N / A	2

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XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Fiscal sustainability attained

2. Asset and debt effectively managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fiscal sustainability attained

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM
Outcome Indicator(s)
1. Improved tax effort	FY 2011-12.4%, FY 2012-12.9%, FY 2013-13.3%, FY 2014-13.6%, FY 2015-13.7%*, FY 2016-13.8%* *Figures are based on Tax Revenues Gross of Tax Refund / GDP	15.70%
2. Improved government system that ensure transparency in all extractive industry transactions	FY 2014-100%, FY 2015-100%, FY 2016-100%	100%
3. Sustained country’s position at the forefront of international and regional economic finance cooperation	FY 2011-4, FY 2012-4. FY 2013-4, FY 2014-4 FY 2015-5, FY 2016-6	5
Output Indicator(s)
1. Number of plans and policy advisories developed and issued or updated and disseminated	FY 2014-10, FY 2015-6.5 FY 2016-9.75	5
2. Recommended policies on information disclosure and to address barriers to the full implementation of EITI	FY 2014-1, FY 2015-1 FY 2016-1	4
3. Number of offers provided by the Philippines in various fora / international agreements	FY 2014-2, FY 2015-2 FY 2016-2	2

Asset and debt effectively managed

ASSET AND LIABILITY MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of dividends collected from GOCC / collection targets	FY 2014-436%, FY 2015-524% FY 2016-462*	100%
2. Percentage of foreign loans and grants negotiated over targets	FY 2014-434%, FY 2015-956% FY 2016-127%	+15% to 20% of Target (subject to change depending on DBCC targets / NG financial requirements)

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DEPARTMENT OF FINANCE

3. Percentage of released fund over the target	FY 2014-303.30%, FY 2015-105.94%, FY 2016-131.90%	105%
Output Indicator(s)
1. Amount collected as dividend from GOCCs	FY 2014- P 23.966 B, FY 2015- P 31.458 B, FY 2016- P 27.735 B	P 10.0 B
2. Value of foreign loans and grants negotiated	FY 2014-US$ 3,038.97 M, FY 2015-US$ 4,780 M, FY 2016-US$ 634.03 M,	> or = US$ 500 M
3. Number of grants and loans approved	FY 2014-40, FY 2015-108, FY 2016-26	40

B. BUREAU OF CUSTOMS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Revenue collection improved

2. Secured trade facilitation by international standards achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Revenue collection improved

CUSTOMS REVENUE ENHANCEMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in revenue collection	N / A	59.9%
2. Proper / efficient examination and appraisal of imported goods resulted to additional revenues	N / A	4.65%
3. Apprehension of smuggling activities	N / A	60
Output Indicator(s)
1. Amount of duties and taxes collected and percentage to BESF targets	P398,411M	P637,079M
2. Percentage of imported goods cleared within ten (10) days from filing of import declaration	96.61%	96.61%
3. Number of cases filed under the Bureau’s Action Team Against Smugglers (BATAS) Program within fifteen (15) days	N / A	24 cases

Secured trade facilitation by international standards achieved

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM
Outcome Indicator(s)
1. Percentage of enforcement actions undertaken resulting to seizures	N / A	2%
2. Percentage of cargo clearance process improved	N / A	6%

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3. Apprehension of anti-social goods from illegal drugs, counterfeit goods, product of environment crimes, etc.	N / A	50
Output Indicator(s)
1. Number of enforcement actions (alerts) undertaken	852	878
2. Percentage of shipment selected and physically examined or x-rayed	N / A	2%
3. Number of cases of anti-social goods seized	N / A	50

C. BUREAU OF INTERNAL REVENUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Improved Internal Revenue Collections

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Improved Internal Revenue Collections

REVENUE ADMINISTRATION PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of registered business tax payers	3,171,594 business tax payers registered in CY 2016	5% increase in the number of registered tax payers
Output Indicator(s)
1. Filing of Run After Tax Evaders (RATE) cases at DOJ	2016: 72 cases filed	36 cases filed at DOJ
2. Audit effort	2016: P31. 679 B collected or 2.01%	3% of total collection goal
3. Collection performance	2016: P1. 58 T	+ / -2% of DBCC approved goal of P2, 005 B

D. BUREAU OF LOCAL GOVERNMENT FINANCE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal sustainability of LGUs strengthened

DECEMBER 29, 2017	OFFICIAL GAZETTE	215
DEPARTMENT OF FINANCE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fiscal sustainability of LGUs strengthened

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM
Outcome Indicator(s)
1. Ratio of LGU expenditures over total income	0.77	< or = 1
2. Percentage of actual collections of LGU from local taxes and other locally-generated revenue sources versus targets	78%	> or = 83%
3. Number of LGUs not exceeding 20% of their regular income for debt servicing	1,662	> or = 1, 662
Output Indicator(s)
1. Percentage of requests for policy opinions and consultations provided in a timely manner	85%	> or = 90%
2. Percentage of LGU assessed on revenue and assessment performance	60%	> or = 60%
3. Percentage of LGUs evaluated for the issuance of certificate of net debt service ceiling and net borrowing capacity	95%	> or = 95%
Outcome Indicator(s)
1. Percentage of training satisfaction for training programs	90%	> or = 90%
Output Indicator(s)
1. Percentage of treasures and assessors trained over the total number of treasurers / assessors	95%	> or = 95%
2. Percentage of LGU capacitated / informed on local finance policies	95%	> or = 95%
3. Number of trainings conducted for LGUs	47	> or = 60

E. BUREAU OF THE TREASURY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Efficiency in cash management improved

2. Efficiency in debt management achieved

3. Efficiency in accounting of NG financial transactions enhanced

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Efficiency in cash management improved

FINANCIAL ASSET MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Income from investing of excess cash balance and other managed funds earned (In Million Pesos)	N / A	22,263
2. Percentage of total government cash requirement met	N / A	100%
3. Percentage yield / return on cash surplus	N / A	1.5% per annum on NG cash balance
Output Indicator(s)
1. Percentage availability of daily cash balance in the TSA and MDS (In Million Pesos)	N / A	TSA - 50,000 MDS - 5,000

Efficiency in debt management achieved

DEBT AND RISK MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Government financing requirement met (In Million Pesos)	N / A	888,227
2. Refinancing risk efficiently managed	N / A	100% efficiency
3. Efficient debt monitoring and servicing	N / A	100% efficiency
Output Indicator(s)
1. Issuance of government securities consistent with auction schedule / calendar	N / A	At least 5 working days before first quarter auction
2. Percentage of debt maturing in one year to total outstanding debt	N / A	Less than or equal to 15% ATM should be at least 7 yrs
3. Amount and percentage of debt service payment paid on or before due date	N / A	100% paid on time

Efficiency in accounting of NG financial transactions enhanced

NG ACCOUNTING PROGRAM
Outcome Indicator(s)
1. Efficient release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs)	N / A	100% efficiency
2. Percentage of reconciled active cash balances	N / A	80%
3. Timely release of subsidy and equity to Government-Owned and Controlled Corporation (GOCCs)	N / A	3 working days upon receipt of NCA from DBM
Output Indicator(s)
1. Percentage of Journal Entry Voucher submitted to COA on time	N / A	80%
2. Percentage of Bank Reconciliation Statement submitted to COA on time	N / A	80%
3. Release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs) consistent with Release Schedule	N / A	IRA- 10th day of the month Other shares-upon receipt of complete docs from DBM

DECEMBER 29, 2017	OFFICIAL GAZETTE	217
DEPARTMENT OF FINANCE

F. CENTRAL BOARD OF ASSESSMENT APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Due process for fair and equitable real property tax assessment improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Due process for fair and equitable real property tax assessment improved

REAL PROPERTY TAX ADJUDICATION PROGRAM
Outcome Indicator(s)
1. Percentage of cases reviewed over the last five years (5) whose decisions are overturned by a higher court	6%	0%
Output Indicator(s)
1. Percentage of new cases received on appeal from the LBAA that are given due course / acted upon within 30 days after receipt of complete documentation	100%	100%
2. Number of case events / hearings conducted	40	40
3. Percentage of cases submitted for decision that are resolved / decided within 90 days from submission	N /A	90%

G. INSURANCE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Insurance, Pre-Need, and HMO Industries’ growth and stability improved

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PERFORMANCE INFORMATION
ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Insurance, Pre-Need, and HMO Industries’ growth and stability improved

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of supervised / regulated entities meeting the net worth requirements	N / A	100%
2. Percentage of supervised / regulated entities complying with Risk Based Capital (RBC) requirements	N / A	100%
Output Indicator(s)
1. Percentage of supervised / regulated entities examined, verified or monitored	N / A	100%
2. Percentage of received application for new and renewal of licenses processed within the prescribed period	N / A	100%
3. Percentage of applications for premium rates, insurance products, investments, contract forms, policies, reinsurance treaties, facultative placements processed within the prescribed period	N / A	100%

H. NATIONAL TAX RESEARCH CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Philippine Tax System Improved

PERFORMANCE INFORMATION
ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Philippine Tax System Improved

NATIONAL TAX ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage / Number of National Government Agencies monitored and rendered technical assistance in fee revision within the prescribed timeframe	Monitored-35 NGAs Rendered tech. assistance-13	Monitored-37 NGAs Rendered tech. assistance-15
2. Percentage of tax research recommendations considered in tax policy reforms	90%	90%

DECEMBER 29, 2017	OFFICIAL GAZETTE	219
DEPARTMENT OF FINANCE

Output Indicator(s)
1. Number of tax research studies conducted and publications completed	37 tax studies conducted 12 publications completed	37 tax studies conducted 12 publications completed
2. Percentage of tax related legislative bills evaluated / commented within the prescribed timeframe	80%	80%
3. Percentage / Number of GOCCs’ tax subsidy requests evaluated and processed within the prescribed timeframe	4 GOCCs (depends on the number of applicants for tax subsidy)	5 GOCCs / commissary- applicants for tax subsidy

I. PRIVATIZATION AND MANAGEMENT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Effective management and disposition of transferred assets and other government properties

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Effective management and disposition of transferred assets and other government properties

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM
Outcome Indicator(s)
1. Remittance to the Bureau of Treasury	P331,171,364	P659,000,000
2. Privatization proceeds collected	P302,028,390	P732,111,000
3. Average value of privatized assets sold over appraised value	N / A	0
Output Indicator(s)
1. Number of assets / entities currently being managed	131	135

2. Number & value of assets / properties being prepared for disposition for the year (a. include custodianship and pre-selling activities, eg. Inventory, appraisal, etc.; b. the privatization plan should be submitted to the Privatization Council and approval should be implemented, such as the conduct of public bidding)

	N / A	7 P391,983,600
3. Percentage of privatization plan adopted by the the Privatization Council	N / A	50%

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GENERAL APPROPRIATIONS ACT, FY 2018

J. SECURITIES AND EXCHANGE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Corporate and Capital Market Infrastructure strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Corporate and Capital Market Infrastructure strengthened

CORPORATE AND CAPITAL MARKET DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Value of securities registered increased	P 31.3B	P 37.8B
2. Total number of applications for registration, licensure and accreditation processed and approved increased	119,108	135,754
3. Percentage of investment scams / complaints reported by the public and investigated by SEC increased	100%	100%
Output Indicator(s)
1. Number of planned policy measures promulgated / implemented (including memorandum circulars, public consultations, etc.)	13	13
2. Percentage requests for technical assistance that are acted upon within the prescribed timeframe	100%	100%
3. Number of applications for certification examination for capital market participants processed and approved	848	848

CORPORATE AND CAPITAL MARKET REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage of target regulated entities and individuals monitored and evaluated as compliant with SEC rules and regulations increased	0	10%
Output Indicator(s)
1. Percentage of license or permit applications and renewals processed within standard processing timeframe	100%	100%
2. Number of target entities monitored and evaluated	53,489	66,642
3. Percentage of errant firms and individuals imposed the appropriate fines and / or penalties	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	221
DEPARTMENT OF FOREIGN AFFAIRS

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1. Foreign relations strengthened to promote national development and international cooperation

2. Overseas Filipinos protected and engaged, and consular services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Foreign relations strengthened to promote national development and international cooperation

DIPLOMACY PROGRAM
Outcome Indicators
1. National Security: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
2. Economic Diplomacy: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
3. Public and Cultural Diplomacy: Percentage of activities that led to expressions of support, commitment, or interest arising from DFA engagements	90%	90%
Output Indicators
1. National Security
Number of activities organized, initiated or attended by the DFA annually	4,989	4,989
Number of reports submitted by the Department in connection with diplomatic activities	5,219	5,219
2. Economic Diplomacy
Number of activities organized, initiated or attended by the DFA annually	3,177	3,177
Number of reports submitted by the Department in connection with diplomatic activities	4,372	4,372
3. Public and Cultural Diplomacy: Number of activities primarily aimed at enhancing the image of the Philippines in the global community	8,062	8,062

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Overseas Filipinos protected and engaged, and consular services improved
CONSULAR / ATN PROGRAM
Outcome Indicators
1. Percentage of passports issued within the prescribed period	90%	90%
2. Higher satisfaction rating by those who avail themselves of other consular documents	Majority of those who accomplished client feedback forms gave satisfactory rating	Majority of those who accomplished client feedback forms gave satisfactory rating
3. Percentage of cases involving overseas Filipinos resolved as a proportion of total requests and cases handled	90%	90%
Output Indicators
1. Number of passports issued	3,110, 204	3,112,128
2. Number of other consular documents issued	1,502, 457	1,476,000
3. Number of Overseas Filipinos assisted using Assistance to Nationals (ATN) Fund and Legal Assistance Fund (LAF) as well as other interventions aside from ATN Fund and LAF	15,321	50,000

B. FOREIGN SERVICE INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Competency of DFA personnel enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Competency of DFA personnel enhanced

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM
Outcome Indicators
1. Percentage of training programs conducted within the prescribed period	100%	95%
2. Percentage of training programs rated useful by the personnel trained	99%	95%
3. Percentage of policy inputs adopted by the DFA	94%	95%
Output Indicators
1. Number of training programs conducted / implemented	100	73
2. Number of personnel trained	1,364	1,852
3. Number of research / policy papers completed and accepted by the requesting entity	85	70

DECEMBER 29, 2017	OFFICIAL GAZETTE	223
DEPARTMENT OF FOREIGN AFFAIRS

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM
Outcome Indicator
1. Percentage of participants who rated the training course as good or better	90%	90%
Output Indicators
1. Number of training programs provided for other countries	7	7
2. Percentage of foreign technical and cooperation program implemented on time and rated useful	90%	90%

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D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of projects / activities and conferences coordinated, implemented and organized rated good or better	100%	100%
Output Indicator
1. Number of projects / activities and conferences coordinated, implemented and organized	40	40

DECEMBER 29, 2017	OFFICIAL GAZETTE	225
DEPARTMENT OF HEALTH

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Nutrition and health for all improved

2. Accelerated demographic transition

3. Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1. Access to promotive and preventive health care services improved

2. Access to curative and rehabilitative health care services improved

3. Access to safe and quality health commodities, devices and facilities ensured

4. Access to social health protection assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to promotive and preventive health care services improved

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM
Outcome Indicator
1. Performance Governance Strategic Readiness Score		At least 3
Output Indicators
1. Percentage of policy agenda items with issued policies that underwent the consultative participatory process		70%
2. Percentage of research / policy briefs rated as useful or adoptable		80%
3. Number of research / policy briefs completed and disseminated		24

HEALTH SYSTEMS STRENGTHENING PROGRAM
Outcome Indicators
1. Percentage of public health facilities with no stock-outs		30%
2. Human Resource for Health (HRH) to Population Ratio	16 HRH: 10,000 Population (2016)	17 HRH: 10,000 Population
Output Indicators
1. Percentage of LGUs provided with technical assistance on local health systems development		80%
2. Percentage of priority areas supplemented with Human Resource for Health from DOH Deployment Program		100%

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PUBLIC HEALTH PROGRAM
Outcome Indicators
1. Percentage of external clients who rated the technical assistance provided as satisfactory or better		85%
2. Percentage of fully immunized children	45.6% (2015 FHSIS)	95%
3. Modern contraceptive prevalence rate	23.5% (2013)	32.5%
4. Number of malaria-free provinces	32 Provinces (2016)	Additional 13 provinces (cumulative: 45 provinces)
5. Number of filariasis-free provinces	35 Provinces (2016)	Additional 6 provinces (cumulative: 41 provinces)
6. Number of rabies-free areas	41 Areas (2016)	Additional 6 areas (cumulative: 47 areas)
7. Percentage of Anti-Retroviral Treatment (ART) eligible people living with HIV on ART	53% (December 2016)	90%
8. Treatment success rate for all forms of Tuberculosis	91% (2016)	90%
9. Premature mortality rate attributed to cardiovascular disease, cancer, diabetes, and chronic respiratory diseases	170 per 100,000 population (2015)	No annual target
Output Indicators
1. Percentage of LGUs and other health partners provided with technical assistance on public health programs		80%
2. Average percentage of LGUs provided with at least 80% of commodities		80%

EPIDEMIOLOGY AND SURVEILLANCE PROGRAM
Outcome Indicator
1. Percentage of epidemiological and public health surveillance strategic report utilized		80%
Output Indicator
1. Percentage of outbreak / epidemiologic investigations conducted		75%

HEALTH EMERGENCY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of LGUs with institutionalized Disaster Risk Reduction Management for Health (DRRM-H) Systems		40%
Output Indicator
1. Percentage of LGUs provided with technical assistance on the development or updating of DRRM-H Plans		40%

Access to curative and rehabilitative health care services improved

HEALTH FACILITIES OPERATION PROGRAM
Outcome Indicators
1. Hospital infection rate	0.54%	<2%
2. Percentage of drug dependents who completed the treatment program		80%
Output Indicators
1. Percentage of samples tested		100%
2. Number of blood units collected by Blood Service Facilities	34,201	45,000
3. Number of in-patient and out-patient drug abuse cases managed	45,809 (2016)	33,004

DECEMBER 29, 2017	OFFICIAL GAZETTE	227
DEPARTMENT OF HEALTH

Access to safe and quality health commodities, devices and facilities ensured

HEALTH REGULATORY PROGRAM
Outcome Indicators
1. Percentage of health facilities and services compliant to regulatory policies		90%
2. Percentage of establishments / health products compliant to regulatory policies		70%
3. Percentage of Public Health Emergencies of International Concern (PHEIC) and / or Public Health Risks (PHR) rapidly responded at point of entry		95%
Output Indicators
1. Percentage of authorization issued within Citizen Charter Timeline		84%
2. Percentage (Number) of licensed health facilities and services monitored and evaluated for continuous compliance to regulatory policies		90% (471)
3. Percentage (Number) of establishments and health products monitored and evaluated for continuous compliance to regulatory policies	46% (41,231)	60% (69,096)

Access to social health protection assured

SOCIAL HEALTH PROTECTION PROGRAM
Outcome Indicator
1. Percentage of excess net bill covered by Medical Assistance Program (MAP) incurred by poor in-patients admitted in basic accommodation or service ward		100%
Output Indicator
1. Number of patients provided with medical assistance	806,896	600,000

B. COMMISSION ON POPULATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Nutrition and health for all improved

2. Accelerated demographic dividend

3. Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access to population management information and services improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to population management information and services improved

PHILIPPINE POPULATION MANAGEMENT PROGRAM
Outcome Indicators
1. Modern contraceptive prevalence rate	37.6% (2013 NDHS)	47%
2. Percentage of LGUs with POPDEV-sensitive policies, plans and programs		5%
3. Percentage of adolescent birth rate (for ages 10-14 years; ages 15-19 years) per 1,000 women in that age group	57 (ASFR 15-19 age group, 2013 NDHS)	55
Output Indicators
1. Number and percentage of couples reached by RF / FP classes	890,597	1,200,000
2. Number of LGUs provided with technical assistance		85
3. Number and percentage of adolescents and youth provided with ASRH information	30,947	35,000

C. NATIONAL NUTRITION COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Nutrition and health for all improved

2. Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Improved access to quality nutrition and nutrition-sensitive services

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Improved access to quality nutrition and nutrition-sensitive services

NATIONAL NUTRITION MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of target NGAs and NGOs implementing development programs with nutrition objectives or considerations or components		90%
2. Percentage of targeted LGUs implementing quality nutrition programs		90%
3. Percentage of target audience with recall of key nutrition messages		61%

DECEMBER 29, 2017	OFFICIAL GAZETTE	229
DEPARTMENT OF HEALTH

Output Indicators
1. Percentage of targeted national, regional, and local policies and plans formulated and adopted, budgeted, and coordinated	90%
2. Percentage of targeted nutritional promotional materials produced and disseminated and promotional activities undertaken	90%
3. Percentage of targeted stakeholders assisted:
a. LGUs	95%
b. NGAs	95%
c. NGOs	95%

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XIV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Economic opportunities in industry and services expanded

3.	Technology adopted, promoted and accelerated

4.	Innovation stimulated

5.	Infrastructure development accelerated end operations sustained

ORGANIZATIONAL OUTCOME

An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology
ICT GOVERNANCE PROGRAM
Outcome Indicators
1. Improved ranking in the Global e-Government Development Index (EGDI)	Philippines ranked 71st out of 193 countries in 2016	To be in the Top 60 among all countries to be surveyed by 2022
2. Improved ranking in the Global Cybersecurity Index (GCl)	Philippines ranked 37th out of 165 countries in 2017	To be in the Top 50 percentile among all countries to be surveyed by 2022
Output Indicators
1. Number of national ICT plans developed and / or implemented	3	4
2. Number of policies and standards developed and / or implemented	6 policies and 41 standards 88 agencies’ ISSP endorsed	15 policies and 30 standards 150 agencies’ ISSP endorsed
3. Number of recommendations and position papers in ICT-related legislative bills and executive issuances	10	15
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT AND ADVISORY PROGRAM

INNOVATION AND DEVELOPMENT SUB-PROGRAM
Outcome Indicator
1. Increased number of places with broadband access to government services and connectivity	24 municipalities, 24 cities 9 regional government centers	10% increase per year
Output Indicators
1. Number of developed ICT-enabled tools, applications and systems for public use	5 infrastructures 10 applications and systems 1 webhosting service	2 cable landing stations 3 authoritative registries additional government data center

DECEMBER 29, 2017	OFFICIAL GAZETTE	231
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

2. Number of interconnected government agencies	170	Additional 34 government agencies
3. Number of localities with connectivity	24 municipalities 24 cities	Additional 5,308 sites in 1,500 cities
IMPLEMENTATION MANAREMENT AND OPERATIONS SUB-PROGRAM

Outcome Indicator
1. Increased provision of technical assistance to government agencies	5 infrastructures 10 applications and systems 1 webhosting service	10% increase in number of agencies provided with technical assistance per year
Output Indicators
1. Number of technical services provided	5 infrastructures 10 applications and systems 1 webhosting service	National Government Data Center 1 and 3 Fiber Optic Cable (FOC) backbone to 8 locations 1,368 websites in the Government Web Hosting Service 7 IT facilities
2. Number of government agencies who availed the technical services	600 government agencies (mandated and non-mandated)	120 government agencies (mandated and non-mandated)
3. Number of operationalized and enhanced infrastructures		Rehabilitation of 38 DICT buildings, 38 DlCT towers and 28 Access Roads

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM
Outcome Indicators
1. Increase in number of jobs generated in the Next Wave Cities	298,000 jobs generated in 2015	Additional 200,000 jobs generated in the Next Wave Cities by 2022
2. Increase in number of jobs generated in ICT Sector and IT-BPM industry	1.15 Million jobs as of 2016	1.8 Million jobs generated by 2022
3. Increase in income generated from ICT Sector and IT-BPM industry	22.9 Billion USD income in 2016	38.8 Billion USD income by 2022
4. Increase in number of cities included in the Tholons Top 100 Super Cities	6 cities included in 2017	Yearly increase of at least 1 city
Output Indicators
1. Number of capability development activities conducted	137	440
2. Number of ICT users trained	2,110	6,110
3. Number of ICT-enabled centers established in the communities	850	1,000

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Cybercrime prevention, investigation and coordination strengthened

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Cybercrime prevention, investigation and coordination strengthened

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the cybercrime plans and policies as satisfactory or better		50% of stakeholders
2. Increased promotional strategy for Cybercrime Prevention		One (1) interactive website One (1) mobile application
Output Indicators
1. Number of cybercrime cases handled, monitored, and assisted		60
2. Number of cybercrime plans and policies developed		3
3. Percentage of cybercrime cases handled, monitored, and assisted submitted to authorized agency / ies for appropriate action		50%

C. NATIONAL PRIVACY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection achieved

ORGANIZATIONAL OUTCOME

Privacy and data security in information and communication systems supported and enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Privacy and data security in information and communication systems supported and enhanced

REGULATORY AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the privacy plans and policies as satisfactory or better	60%	60%
2. Number of private sectors and government agencies checked for DPA compliance	8	8
Output Indicators
1. Number of Public Information / Education Projects implemented	3	10
2. Percentage of requests for technical assistance responded to within the prescribed time frame	50%	60%
3. Percentage of complaints and investigations resolved	50%	60%
4. Number of international membership or cooperation entered	1	3

DECEMBER 29, 2017	OFFICIAL GAZETTE	233
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

D. NATIONAL TELECOMMUNICATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adopted, promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage increase with access to reliable telecommunication service providers at just and reasonable rates	5,700 Issued New Radio Station License (CMTS)	6,000 Issued New Radio Station License (CMTS)
2. Increased broadband speed at just and reasonable rates	5.5 Mbps	7 Mbps
3. Percentage of consumer satisfaction in broadcast and telecommunications services		85%
Output Indicators
1. Percentage of authorization cases acted upon within the prescribed time	90%	100%
2. Percentage of complaints received against frequency channel assignments made acted upon within the prescribed time	90%	100%
3. Percentage of licenses, permits, registrations and certificates issued within the prescribed time	90%	100%
4. Percentage of consumer complaints acted upon within the prescribed time		100%

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XV. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Local Governance Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Local Governance Improved

LOCAL GOVERNMENT EMPOWERMENT PROGRAM
Outcome Indicator
1. Percentage of assisted LGUs that are implementing relevant policies, plans, programs / projects and /or systems on various governance areas	1,653 PCMs	50%
Output Indicators
1. Number of LGUs provided with pertinent capacity-building / TA services on various governance areas	1,653 PCMs	1,653 PCMs
2. Number of LGUs provided with financial support for the implementation of programs / projects for local government development	306 municipalities	307 municipalities

LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM
Outcome Indicators
1. Percentage of LGUs that consistently receive awards / incentives for good local governance	1,653 PCMs	10%
2. Percentage of LGUs that passed the criteria for good governance	1,653 PCMs	20%
Output Indicators
1. Number of LGUs provided with recognition / incentives in accordance to set timelines	306 municipalities	All SGLG / PCF passers
2. Number of LGUs assessed on good local governance	1,653 PCMs	1,653 (incl. 61 PCMs in ARMM)

DECEMBER 29, 2017	OFFICIAL GAZETTE	235
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

B. BUREAU OF FIRE PROTECTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Protection of communities from destructive fires and other emergencies improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Protection of communities from destructive fires and other emergencies improved

FIRE PREVENTION MANAGEMENT PROGRAM
Outcome Indicators
1. Reduction in the number of fire incidents per 10,000 population	1 (8,840 fire incidents)	1 (10,300 fire incidents)
2. Reduction in the number of fire-related deaths per 200,000 population	1 (285 fire-related deaths)	1 (516 fire-related deaths)
3. Reduction in number of fire-related injuries per 100,000 population	1 (987 fire-related injuries)	1 (1,032 fire-related injuries)
Output Indicators
1. Number of BPLO-registered business establishments inspected and percent to total number of BPLO-registered business and establishments nationwide	1,397,332	1,559,210
2. Number of Fire Safety Inspection Certificate (FSIC) issued to registered business establishments against number of issued FSIC to registered business establishments that has not been the cause of fire	1,294,349	1,139,027 (88%)
3. Number of issued FSIC business establishments against said establishments that are caused by fire	1,233,502	1,110,152 (90%)

FIRE AND EMERGENCY MANAGEMENT PROGRAM
Outcome Indicators
1. Number of fire calls / emergency calls received against responded to the calls	24,500	100%
2. Number of fire calls with low level alarm (up to 3rd alarm) against the total number of fire calls responded	18,173	100%
3. Number of fire calls / emergency calls received against within 7 minutes’ time of arrival	19,961	100%
Output Indicators
1. Percentage of resolved cases with cause and origin determined within the prescribed time	70%	70%
2. Percentage of suspected arson cases filed in court against total number of intentional fire incidents investigated	22%	22%
3. Percentage of households in disaster / calamity-affected barangays rendered with assistance	10%	10%

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C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Safe and Humane Management of all district, city, and municipal jails enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Safe and Humane Management of all district, city, and municipal jails enhanced

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage reduction in the number of escape incidents	29 escape incidents	6% (27 escape incidents)
2. Percentage reduction in the number of jail disturbance	45 jail disturbances	10% (41 jail disturbances)
Output Indicators
1. Improved safekeeping efficiency	99.98%	99.98% of 114,254
2. Percentage of inmates released within 24 hours of their release date	35,750	100%
3. Percentage of inmates provided with welfare and development services	91,403	80% of 114,254

D. LOCAL GOVERNMENT ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Local governance capacity of LGU and DILG LG sector personnel improved

DECEMBER 29, 2017	OFFICIAL GAZETTE	237
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Local governance capacity of LGU and DILG LG sector personnel improved

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees that achieve the learning outcomes of the training they attended (by profile / position, gender, geographical, outcome sector)	80%	80%
2. Percentage of LGUs provided training which achieve learning outcome	1,155	80%
Output Indicators
1. Number of officials / personnel trained (by profile / position, gender, geographical, outcome sector):
a) LGUs	16,930	16,930
b) DILG	2,146	2,146
2. Percentage of training activities commenced according to initial schedule	85%	85%
3. Percentage of training course attendees that rate the training as satisfactory or better:
a) LGUs	92%	92%
b) DILG	96%	96%

E. NATIONAL POLICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Police Professionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Police Professionalized

POLICE SUPERVISION SUB-PROGRAM
Outcome Indicators
1. Percentage of PNP Offices / Units complying with NAPOLCOM issued policies	25% of 1,700 PNP Offices / Units	30% of 1,700 PNP Offices / Units
2. Percentage of stakeholders who rated NAPOLCOM plans and policy advisories as satisfactory or better	60% of 3,863 respondents	60% of 3,863 respondents

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Output Indicators
1. Number of plans and policies issued and updated	40	43
2. Percentage of examination applications processed within the prescribed timeframe	100%	100%
3. Number of inspection and audit reports submitted	65	117

POLICE DISCIPLINARY SUB-PROGRAM
Outcome Indicator
1. Percentage of police officers with administrative cases	3% of actual PNP uniformed strength of 170,000	3% of actual PNP uniformed strength of 170,000
Output Indicators
1. Percentage of complaints investigated	30% of the total complaints received	30% of the total complaints received
2. Percentage of decision on summary dismissal cases of police officers drafted	15% of the total summary dismissal cases received	15% of the total summary dismissal cases received
3. Percentage of decisions on PNP administrative cases drafted by the National Appellate Board and Regional Appellate Board from receipt of complete records	50% of the total PNP administrative cases received	50% of the total PNP administrative cases received

POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM
Outcome Indicator
1. Percentage of client satisfaction on the timeliness of payment of benefit claims		80%
Output Indicators
1. Percentage of benefit claims adjudicated within sixty (60) days from receipt of complete documents	1,300 projected number of claims to be received during the year	30%
2. Percentage of valid claims paid within five (5) working days from receipt of SARO / NCA from DBM	100%	100%

CRIME PREVENTION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of population that say they feel safe in their communities		50%
Output Indicators
1. Number of crime prevention policies issued and programs developed	1	1
2. Number of criminal researches and studies undertaken	2	2
3. Percentage of stakeholders who rated the crime prevention information as satisfactory or better		50%

F. PHILIPPINE NATIONAL POLICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Community safety improved

DECEMBER 29, 2017	OFFICIAL GAZETTE	239
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Community safety improved

CRIME PREVENTION AND SUPPRESSION PROGRAM
Outcome Indicators
1. National Safety Index	66% feeling safety rating	69.3 feeling safety rating
2. Percentage reduction in National Index Crime Rate (NICR)	11.24%	11% reduction (10.00)
Output Indicators
1. Number of foot and mobile patrol operations conducted	11,464,715	5% increase
2. Percentage change in National Index Crime Rate (NICR)	11.24%	5% reduction
3. Percentage of crime incidents responded within 15 minutes (in urban areas)	98.77%	100%

CRIME INVESTIGATION PROGRAM
Outcome Indicator
1. Crime Solution Efficiency	56.70%	11% increase (36.56%)
Output Indicators
1. No. of crime investigation undertaken	583,774	522,301
2. Percentage of most wanted persons / high value targets arrested	15.14%	5% increase
3. Percentage of arrested persons within 30 days upon the receipt of the warrant of arrest	24.27%	5% monthly arrest

G. PHILIPPINE PUBLIC SAFETY COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Professionalized Public Safety Officers

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Professionalized Public Safety Officers

PUBLIC SAFETY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of total uniformed personnel completing the training programs of the PPSC for:
a) Baccalaureate	79% or 828 / 1,050	80% of 1,050
2. Percentage of total uniformed personnel completing the training programs of the PPSC for:
b) Mandatory Courses	27,100	80%

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Output Indicators
1. Number of DILG Uniformed Personnel trained
a) Baccalaureate	840
b) Mandatory Courses	27,100
2. Percentage of training completed within specified time	100%
3. Percentage of students / trainees who rate training courses as satisfactory or better	91%
4. Number of researches completed	140

DECEMBER 29, 2017	OFFICIAL GAZETTE	241
DEPARTMENT OF JUSTICE

XVI. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Justice effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Justice effectively and efficiently administered

LAW ENFORCEMENT PROGRAM

PROSECUTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecution (convictions vis-a-vis acquittal)	77.8%	75%
Output Indicators
1. Percentage of criminal complaints resolved during the period	87.8%	85%
2. Percentage of cases pending within 120 days	50%	50%
WITNESS PROTECTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecution in cases with witnesses covered by the program	87%	87%
Output Indicators
1. Percentage of applications for witness coverage acted upon during the period	94.6%	95%
2. Percentage of witnesses with no untoward incident /s	99.6%	99.6%
SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecutions (in relevant cases handled by DOJ prosecutors)	77.9%	78%
Output Indicators
1. Number of law enforcers and service providers trained	4,724	4,725
2. Percentage of investigations completed (directly handled by personnel of the special units concerned)	84.6%	85%

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CORRECTIONS PROGRAM
Outcome Indicator
1. Percentage of parolees and pardonees not recommitted into prison due to reoffending or other infractions	95.9%	96%
Output Indicators
1. Percentage of inmate records, applications, petitions and other communications relative to parole and executive clemency acted upon during the period	92%	92%
2. Percentage of parole / executive clemency resolutions issued within the prescribed period / s days after Board decision	99%	99%
3. Percentage of victim compensation claims acted upon during the period	87%	87%

LEGAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of requests for legal services acted upon within the prescribed period / s	93%	93%
Output Indicators
1. Percentage of requests for legal services acted upon during the period	99%	99%
2. No. of ADR practitioners trained	500	500
3. Percentage of ADR accreditation applications acted upon during the period	59%	60%

B. BUREAU OF CORRECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

National prisoners effectively and efficiently kept safe and rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
National prisoners effectively and efficiently kept safe and rehabilitated

PRISONERS REHABILITATION PROGRAM
Outcome Indicator
1. Rate of full compliance to prison rules committed by inmate participating in rehabilitation programs	98.55%	98.55%
Output Indicators
1. Inmate participation rate in rehabilitation programs	91.6%	91.6%
2. Number of qualified inmate carpetas forwarded to BPP	2,217	3,500

DECEMBER 29, 2017	OFFICIAL GAZETTE	243
DEPARTMENT OF JUSTICE

PRISONERS CUSTODY AND SAFEKEEPING PROGRAM
Outcome Indicators
1. Percentage of all inmates effectively secured in custody	99.80%	99.80%
2. Congestion rate in national prisons	115%	115%
Output Indicators
1. Average daily number of inmates maintained and safekept	41,069	47,010
2. Prison violence incidents as a percentage of average daily inmate population	0.019%	0.068%

C. BUREAU OF IMMIGRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Immigration enforcement and border control effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Immigration enforcement and border control effectively and efficiently administered

BORDER CONTROL AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of alien arrivals and departure cleared	98.61%	98.70%
Output Indicators
1. Percentage of entry and exits processed upon primary inspection within 45 seconds	99%	99%
2. Percentage of transactions processed not requiring Board action (from filing to implementation) within 6 days	92.8%	93%
3. Percentage of intelligence cases disposed (from referral to arrest / dismissal / referral) within 60 days	92.25%	93%

D. LAND REGISTRATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Land registration services effectively delivered

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Land registration services effectively delivered

LAND TITLING AND REGISTRATION PROGRAM
Outcome Indicators
1. Percentage of titles issued and deeds annotated without errors	91% (938,210 / 1,031,000)	91%
2. Percentage of clients satisfied with agency services	—	65%
Output Indicators
1. Percentage of titles issued 20 days after submission of complete documents	92%	92%
2. Percentage of deeds annotated 20 days after submission of complete documents	92%	92%

E. NATIONAL BUREAU OF INVESTIGATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient and effective investigation ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Efficient and effective investigation ensured

CRIME DETECTION AND INVESTIGATION PROGRAM
Outcome Indicators
1. Percentage of cases recommended for prosecution that were upheld (filed in court) by the National Prosecution Service and Ombudsman (within the year)	57%	57%
2. Percentage of clients that rate the service as satisfactory or better	96%	96%
Output Indicators
1. Number of investigations conducted and acted upon	55,500	55,500
2. Percentage of cases investigated with final recommendation within the specified time	86%	87%
3. Number of applications for NBI clearance processed	6,160,000	6,160,000
4. Percentage of clearance applications processed within the prescribed time of ten (10) minutes	97%	97%

DECEMBER 29, 2017	OFFICIAL GAZETTE	245
DEPARTMENT OF JUSTICE

F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for Government Corporations ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Efficient legal services for Government Corporations ensured

LEGAL SEVICES FOR GOVERNMENT CORPORATIONS PROGRAM
Outcome Indicators
1. Percentage of clients who rated the legal representation and other legal services of OGCC as satisfactory	100%	100%
2. Percentage of cases handled during the year and won	68%	68%
Output Indicators
1. Percentage of court pleadings filed within the prescribed period	100%	100%
2. Number of contracts reviewed in the last three (3) years that have been disputed	None	None
3. Percentage of all contract reviews and legal opinions rendered within the prescribed period	100%	100%

G. OFFICE OF THE SOLICITOR GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal service for government and the public ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Efficient legal service for government and the public ensured

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM
Outcome Indicator
1. Percentage of client agencies who rated the OSG pleadings and services as Very Satisfactory or higher	100% (very satisfactory)	100%
Output Indicators
1. Percentage of cases acted upon within thirty (30) days	98%	98%
2. Percentage of cases acted upon for the year	91%	97%
3. Percentage of SCN petitions acted upon within the period allowed by law	98%	100%

H. PAROLE AND PROBATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Community-based rehabilitation and re-integration of offenders upgraded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Community-based rehabilitation and re-integration of offenders upgraded

PAROLE AND PROBATION PROGRAM
Outcome Indicators
1. Percent of probation investigation recommendations sustained by the courts	95%	95%
2. Percent of supervision recommendations sustained by the courts	95%	95%
3. Percent of clients’ compliance to the terms of their probation and / or parole conditions	97%	97%
Output Indicators
1. Percent of clients participating in the rehabilitation programs	95%	95%
2. Percent of investigation reports submitted to Courts / Board of Pardons and Parole within the prescribed period	95%	95%
3. Number or rehabilitation and intervention services rendered to clients and % increase over previous year	394,280	397,970
4. Percent of VPA mobilized to assist in the rehabilitation program of client	76%	76%

DECEMBER 29, 2017	OFFICIAL GAZETTE	247
DEPARTMENT OF JUSTICE

I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Ill-gotten wealth effectively and efficiently recovered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Ill-gotten wealth effectively and efficiently recovered

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM
Outcome Indicator
1. Percentage of remittance over recovered assets	100%	100%
Output Indicators
1. Amount of assets submitted to the Privatization Council for disposition	P336,014,000	P367,441,000
2. Recovered amount and proceeds from administration of fully taken over sequestered assets	P20,000,000	P21,500,000
3. Percentage of cases requested by the Office of the Solicitor General (OSG) that are investigated within the prescribed timeframe	60%	90%

J. PUBLIC ATTORNEY’S OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Accessible, efficient and effective legal service to indigents and other qualified persons assured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Accessible, efficient and effective legal service to indigents and other qualified persons assured

PUBLIC LEGAL ASSISTANCE PROGRAM
Outcome Indicators
1. Number of available lawyers’ time spent for each service	24 hrs.	24 hrs.
2. Percentage of cases, including the appealed cases, that were favorably disposed	75.86%	76.24%
3. Public attorney to court ratio	1:2	1:1
Output Indicators
1. Percentage of hearings for which no postponement is sought by the PAO legal representative	100%	100%
2. Alternative Dispute Resolution (ADR) success rate	92.2%	92.5%
3. Percentage of request for non-judicial assistance acted upon within two (2) hours	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	249
DEPARTMENT OF LABOR AND EMPLOYMENT

XVII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Employability of workers and competitiveness of MSMEs enhanced

2.	Protection of workers’ rights and maintenance of industrial peace ensured

3.	Social protection for vulnerable workers strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Employability of workers and competitiveness of MSMEs enhanced

EMPLOYMENT FACILITATION PROGRAM
Outcome Indicators
1. Percentage of Special Program for the Employment of Students (SPES) beneficiaries graduated from Tech Voc or College Courses	31%	7-8% increase
2. Placement rate of qualified jobseekers	85%	81%
3. Placement rate of youth assisted under JobStart Philippines	75%	76%
Output Indicators
1. Number of youth-beneficiaries assisted	260,368	186,850
2. Number of qualified jobseekers referred for placement	2,392,186	1,671,225
3. Number of individuals reached through Labor Market Information (LMI)	3,229,806	2,394,304

Protection of workers’ rights and maintenance of industrial peace ensured

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM
Outcome Indicators
1. Compliance rate of establishments inspected (LLCS)	70%	70%
2. Settlement rate (SEnA)	79%	77%
3. Enforcement rates of decisions / orders on:
a. certification election, and	new	90%
b. labor standards cases (writs of execution issued and served)	new	50%
Output Indicators
1. Number of establishments assessed (LLCS)	60,376	54,530
2. Number of beneficiaries / workers served	425,107	428,297
3. Disposition rate of cases handled, including requests for assistance	91%	100%

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Social protection for vulnerable workers strengthened

WORKERS PROTECTION AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of livelihood projects still operational after two (2) years of grant	new	10%
2. Percentage of OFW labor cases resolved	86%	88%
Output Indicators
1. Number of beneficiaries provided with livelihood assistance	115,488	49,887
2. Number of beneficiaries served	1,331,495	1,013,944
3. Percentage of individuals provided services within the prescribed process cycle time (PCT)	new	100%

B. INSTITUTE FOR LABOR STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Utilization of labor and employment researches for policy development and program implementation increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Utilization of labor and employment researches for policy development and program implementation increased

LABOR AND EMPLOYMENT RESEARCH PROGRAM
Outcome Indicators
1. Percentage of users satisfied with research papers	70%	80%
2. Percentage of research papers considered as actual or potential input to policy / program development	70%	70%
Output Indicators
1. Number of research papers completed	15	15
2. Number of research papers disseminated or published	15	15
3. Percentage of requests for technical papers or reports met not later than date of deadline set by the requesting person or agency		80%

DECEMBER 29, 2017	OFFICIAL GAZETTE	251
DEPARTMENT OF LABOR AND EMPLOYMENT

C. NATIONAL CONCILIATION AND MEDIATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Labor-management relations improved

2.	Labor disputes effectively settled / resolved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Labor-management relations improved

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM
Outcome Indicators

1. Percentage of incidence of Preventive Mediation (PM) and Notices of Strike / Lockout (NS / L) cases involving companies with Labor Management Cooperation / Councils / Committees (LMCs) and / or Grievance Machineries (GMs)

a. Percentage of Incidence of PM and NS / L cases involving companies with LMCs		Not more than 10%
b. Percentage of Incidence of PM and NS / L cases involving companies with GMs		Not more than 10%
Output Indicators
1. LMCs facilitated		357
2. LMCs Enhanced		1,329
3. GMs Institutionalized / Operationalized		357
4. GMs Enhanced		1,363

Labor disputes effectively settled / resolved

LABOR CASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of Notices of Strike / Lockout handled which resulted to strike incidence		Not more than 6% of NS / L handled
Output Indicators
1. Disposition rates of:
a. Actual Strike / Lockout (AS / L)		60%
b. Voluntary Arbitration		60%
2. Settlement rates of:
a. Requests for Assistance (RFAs)		70%
b. Preventive Mediation (PM)		85%
c. Notice of Strike / Lockout (NS / L)		70%
3. Percentage of cases / RFAs settled within process cycle time (NS / L, PM, and SENA)		70%

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D. NATIONAL LABOR RELATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Due process in resolving labor disputes ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Due process in resolving labor disputes ensured

LABOR ARBITRATION PROGRAM
Outcome Indicators
1. Percentage increase in cases resolved through conciliation-mediation	59%	59%
Output Indicators
1. Percentage of original / appealed cases processed within nine (9) months or 270 days / six (6) months or 180 days		94%
2. Percentage of decisions affirmed by a higher court	98%	98%
3. Percentage of cases resolved within three (3) months from filing of case	66%	66%

E. NATIONAL MARITIME POLYTECHNIC

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Employability and competitiveness of Filipino Seafarers enhanced

2.	Maritime manpower sector improved through quality research

DECEMBER 29, 2017	OFFICIAL GAZETTE	253
DEPARTMENT OF LABOR AND EMPLOYMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Employability and competitiveness of Filipino Seafarers enhanced

MARITIME SKILLS COMPETENCY PROGRAM
Outcome Indicators
1. Percentage of seafarer-trainees employed a year after completion of training	82%	82%
2. Percentage of seafarer-trainees whose jobs after completion of training are related to skills acquired	54%	55%
Output Indicators
1. Number of trainees	10,000	12,000
2. Percentage of trainees issued with certification within 72 hours from successful completion of all course requirements	100%	100%
3. Percentage of trainees issued a Training Completion Record of Assessment (TCROA) within 72 hours after completion of assessment		100%

Maritime manpower sector improved through quality research

MARITIME RESEARCH PROGRAM
Outcome Indicators
1. Percentage of maritime-stakeholder participants in research dissemination fora who rate the completed researches as good or better	100%	100%
Output Indicators
1. Number of researches completed	2	2
2. Percentage of completed researches disseminated to and utilized by maritime stakeholders within (1) year from completion	100%	100%

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Capacity of MSMEs to implement productivity improvement program enhanced

2.	Fair and reasonable minimum wages in accordance with law ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Capacity of MSMEs to implement productivity improvement program enhanced

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM
Outcome Indicators
1. Percentage of trained MSMEs with productivity improvement program / action plan		50%
2. Percentage of MSMEs assisted on productivity pay advisory with productivity incentive schemes		10%
Output Indicators
1. Number of MSMEs trained / oriented		12, 000
2. Percentage of clients who rated training / technical services as satisfactory or better	100%	100%
3. Number of MSMEs provided with technical assistance on designing productivity based incentive schemes		800

Fair and reasonable minimum wages in accordance with law ensured

WAGE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of wage rates above the poverty threshold		100%
2. Percent of appealed cases on wage orders / exemption cases resolved within the reglementary period / process cycle time of 60 days		98%
Output Indicators
1. Number of clients reached thru advocacy services		270,000
2. Number of wage orders issued, as necessary		as necessary
3. Percentage of wage cases resolved within forty-five (45) days upon receipt of application	100%	98%

G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

ORGANIZATIONAL OUTCOME

Empowerment and Protection of Overseas Filipino Workers ensured

DECEMBER 29, 2017	OFFICIAL GAZETTE	255
DEPARTMENT OF LABOR AND EMPLOYMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Empowerment and Protection of Overseas Filipino Workers ensured

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of clients who rate POEA services as good or better	93.70%	94%
2. Percentage of registered jobseekers placed for overseas employment		5%
Output Indicators
1. Percentage of Overseas Employment Certificates issued within the prescribed period		100%
2. Percentage of documented workers with updated and complete information in the database		50%

OVERSEAS EMPLOYMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of licensed recruitment and manning agencies compliant with recruitment rules and regulations		80%
2. Percentage decrease in the number of illegal recruitment complainants		15%
Output Indicators
1. Percentage of licenses, Special Recruitment Authority and Letter of Acknowledgment issued within the prescribed period		100%
2. Percentage of cases filed up to June of the current year disposed by December of the same year		40%
3. Percentage of licensed recruitment and manning agencies inspected and assessed		80%

H. PROFESSIONAL REGULATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Highly ethical, globally competitive, and recognized Filipino professionals ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Highly ethical, globally competitive, and recognized Filipino professionals ensured

PROFESSIONAL LICENSURE PROGRAM
Outcome Indicators
1. Percentage of graduates in all certificate courses given professional certification		56%

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Output Indicators
1. Percentage of applications for licensure examinations acted upon within two (2) days from filing	100%	100%
2. Percentage of test items prepared / formulated / peer reviewed by the Professional Regulatory Boards		98%
3. Percentage of statistical data for monitoring of school performance generated within one day after the release of examination results		100%

PROFESSIONAL REGULATION PROGRAM
Outcome Indicators
1. Percentage increase in number of professionals registered under various mutual recognition arrangements within ASEAN and other countries including international trade agreements where the Philippines is a signatory		5%
2. Percentage of cases resolved within three (3) months	4%	4%
Output Indicators
1. Percentage of request for professional identification cards (PICs) and registration certificates acted upon within the prescribed timeframe		100%
2. Percentage of complaints with investigations conducted		100%
3. Number of institutions and establishments where professionals are employed that are inspected and monitored		1,062

PROFESSIONAL DATABASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage reduction of process cycle time of frontline services upon conversion to online services		95%
Output Indicators
1. Percentage increase in the number of applicants and professionals provided with online services		371%

I. OVERSEAS WORKERS WELFARE ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

ORGANIZATIONAL OUTCOME

Social Protection for OFWs Enhanced

DECEMBER 29, 2017	OFFICIAL GAZETTE	257
DEPARTMENT OF LABOR AND EMPLOYMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Social Protection for OFWs Enhanced

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM
Outcome Indicators
1. Percentage of scholars employed within six (6) months after graduation		70%
2. Percentage of trainees deployed two (2) weeks after the training		70%
3. Number of business enterprise established		8,500
4. Percentage of workers who rated the repatriation service as satisfactory or better		70%
5. Percentage of beneficiaries who rated insurance benefit program as satisfactory or better		70%
Output Indicators
1. Number of graduates		51,102
2. Percentage of trainees who rated the pre-departure seminar as satisfactory or better		70%
3. Number of livelihood grantees		8,500
4. Percentage of workers repatriated within the prescribed time frame		100%
5. Percentage of claims released within the prescribed time frame		100%

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XVIII. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and security policy and strategy direction provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Defense and security policy and strategy direction provided

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of targets accomplished based on DND-Proper policies as monitored in the DND-wide Program Performance and Budget Execution Review (PPBER) Report	100%	100%
2. Percentage of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by the President and the Cabinet
Output Indicators
1. Number of Defense System of Management (DSOM) Key Document Products developed	99	138
2. Number of International Defense and Security Engagements (IDSE) Key Document Products developed	206	233
3. One (1) DND-wide PPBER Report developed		1

B. GOVERNMENT ARSENAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

DECEMBER 29, 2017	OFFICIAL GAZETTE	259
DEPARTMENT OF NATIONAL DEFENSE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM
Outcome Indicator
1. Percentage of supportability to AFP Small Arms Ammunition (SAA) requirements for two (2) basic loads (combat requirements)	112.34%	116.25%
Output Indicators
1. Number of small arms ammunitions (SAA) manufactured	36.367 M Rounds	40.00 M Rounds
2. Percentage acceptance based on standards	98.00%	98.00%

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and Security Leaders’ Capacity Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Defense and Security Leaders’ Capacity Improved

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM
Outcome Indicator
1. Percentage of research papers accepted by requesting agencies		100%
Output Indicators
1. Number of research papers produced		20
2. Number of publications produced		10

NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of Senior Leaders from DND and AFP who completed MNSA program		64%
2. Teacher to student ratio		1:10
Output Indicators
1. Number of graduates		65
2. Number of enrollees		65

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D. OFFICE OF CIVIL DEFENSE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Resiliency of communities to disasters improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Resiliency of communities to disasters improved

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of volunteers accredited, organized and capacitated	inventory of volunteers year 2015 value 9790	10%
2. Percentage decrease in fatality rate due to human-induced hazards	fatality rate year 2016 value 346	5%
Output Indicators
1. Number of volunteers capacitated		1,512
2. Number of emergency operations centers maintained		19

DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of sectors who rated the DRRM training and resource learning initiatives as satisfactory or better	N / RDRRM Council members, LDRRMOs and stakeholders year 2015 value 70%	70%
2. Percentage increase of sectors assessed and improved	Gawad Kalasag national and regional entries year 2015-2017 value 45%	10%
Output Indicators
1. Number of sectors provided with DRRM training and learning initiatives	N / RDRRM Council members LDRRMOs and stakeholders	266
2. Percentage of sectors assessed on disaster readiness and resiliency	Gawad Kalasag national and regional entries	10%
3. Percentage of sectors provided with information, education and communication campaigns (IECs)	14 Basic Sectors and their attached organizations at the national and regional level	10%

E. PHILIPPINE VETERANS AFFAIRS OFFICE (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

DECEMBER 29, 2017	OFFICIAL GAZETTE	261
DEPARTMENT OF NATIONAL DEFENSE

ORGANIZATIONAL OUTCOME

1.	Filipino veterans empowered

2.	Filipinos’ appreciation and gratitude for veterans’ service demonstrated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Filipino veterans empowered

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM
Outcome Indicator
1. Percentage of regular pensions paid on or before due date	100%	100%
Output Indicators
1. Percentage of benefit claims processed within ten (10) working days upon receipt of completed documents	92%	92%
2. Number of recipients of non-pension benefits	9,910	9,650

VETERANS AFFAIRS MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of veterans who are member of veterans organizations	22.60%	25%
Output Indicators
1. Number of veteran-related engagements	44	42
2. Number of veterans organizations assisted	40	42

Filipinos’ appreciation and gratitude for veterans’ service demonstrated

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM
Outcome Indicator
1. Number of shrine visitors and attendees to commemorative events	480,623	500,000
Output Indicators
1. Number of shrines maintained	8	8
2. Number of veterans’ celebratory events managed	14	13
3. Number of books, journals and other materials published	4	4

F. VETERANS MEMORIAL MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Quality Health Care Services Provided to Veterans and their Dependents

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Quality Health Care Services Provided to Veterans and their Dependents

VETERAN HEALTH CARE PROGRAM
Outcome Indicator
1. Percentage of hospital discharges successfully treated		85%
Output Indicators
In-Patient Care
1. Number of In-patients treated	7,500	7,500
Out-Patient Care
1. Number of out-patients treated	146,00	147,000
2. Percentage of patients attended to upon arrival in the emergency ward:
Category 1 - Immediate simultaneous assessment and treatment		100%
Category 2 - Assessment and treatment within 10 minutes (often simultaneously)		90%
Category 3 - Assessment and treatment start within 30 minutes		90%
Category 4 - Assessment and treatment start within 60 minutes		100%
Category 5 - Assessment and treatment start within 120 minutes		100%

G. ARMED FORCES OF THE PHILIPPINES

G. 1. PHILIPPINE ARMY (LAND FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of army units in ground operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Level of mission capability of army units in ground operations attained

LAND FORCES - DEFENSE PROGRAM
Outcome Indicators
1. Percentage of Tactical Units provided to force employers that are in prescribed readiness condition		40%

DECEMBER 29, 2017	OFFICIAL GAZETTE	263
DEPARTMENT OF NATIONAL DEFENSE

2. Percentage of Ready Reserve Units in prescribed readiness condition		40%
Output Indicators
1. Number of tactical and ready reserve units maintained
a. Tactical Battalions	190	191
b. Ready Reserve Battalions	82	82
2. Percentage of operational readiness of tactical and ready reserve units
a. Tactical Battalions	79%	82%
b. Ready Reserve Battalions	60%	65%
3. Average percentage of effective strength of tactical battalions that can be mobilized within 1 hour as dictated by higher authorities	90%	90%

H. PHILIPPINE AIR FORCE (AIR FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of Air Force Units in air operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Level of mission capability of Air Force Units in air operations attained

AIR FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Tactical Air Operations Group that supported the Unified Commands		100%
Output Indicators
1. Number of supportable aircraft maintained	154	154
2. Percentage of accomplishment of one-hour response to flight-directed mission	90%	90%
3. Percentage of flying hours flown		100%

I. PHILIPPINE NAVY (NAVAL FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

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GENERAL APPROPRIATIONS ACT, FY 2018

ORGANIZATIONAL OUTCOME

Level of mission capability of navy units in naval operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Level of mission capability of navy units in naval operations attained

NAVAL FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Naval units provided to unified commands	100%	100%
Output Indicators
1. Number of Philippine Navy (PN) units deployed and sustained for utilization / employment		184
2. Number of PN units prepared for deployment		38
3. Number of Force-Level Support Services Units sustained		55

J. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Sovereignty of the State and the Filipino people protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Sovereignty of the State and the Filipino people protected

JOINT FORCE PLANNING PROGRAM
Outcome Indicator
1. Percentage of military plans and policies approved and implemented	90%	90%
Output Indicator
1. Number of military plans and policies formulated and adopted / issued	138	138

DECEMBER 29, 2017	OFFICIAL GAZETTE	265
DEPARTMENT OF NATIONAL DEFENSE

JOINT FORCE OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage compliance with strategic initiatives, memorandum of agreement / understanding and other treaties pertaining to Bilateral and Multilateral engagements	100%	100%
Output Indicator
1. Number of Bilateral and Multilateral engagements	140	140
JOINT FORECE SUPPORT OPERATIONS PROGRAM
Outcome Indicator
1. Percentage of successful security operations for president, first family, visiting heads of state / government and other VVIPs	100%	100%
Output Indicators
1. Number of joint operations conducted	192,726	193,226
2. Number of security operations for the president, first family, visiting heads of state / government and other VVIPs conducted	5,944	5,944

JOINT FORCE CAPABILITY PROGRAM
Outcome Indicators
1. Percentage of patients treated returning to duty (AFPMC)	90%	90%
2. Percentage of commanders who rated the new graduates satisfactory or better	90%	90%
Output Indicators
1. Number of patients that received treatment	10,852	10,852
2. Percentage of patients treated within the accepted Length of Stay (LOS) per case	90%	90%
3. Number of students trained
a) Cadets (PMA)	1,100	1,100
b) Personnel (Post-Commission)	146	146
AFP MODERNIZATION SUB-PROGRAM
Outcome Indicator
1. Percentage of signed AFP Modernization project completed and delivered	100%	100%
Output Indicator
1. Number of AFP Modernization contracts signed	10	10

266	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XIX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Ensure Safe and Reliable National Road System

Protect Lives and Properties Against Major Floods

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Ensure Safe and Reliable National Road System

ASSET PRESERVATION PROGRAM
Outcome Indicators
1. An average International Roughness Index (IRI) of 3.7 (fair condition) for Primary Roads (Nl) by 2022	4 N / A %	4 1	% %
2. Percentage of national roads assessed within 3 or 4 star rating
3. Improvement of road roughness index	100%	100%
Output Indicators
1. Length (km) of maintained roads	503.391	631.178
2. Length (km) of rehabilitated / reconstructed / upgraded roads	N / A	400.723
3. Percentage of projects completed in accordance with plans and specifications and contract time	73.75%	100%

NETWORK DEVELOPMENT PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (Nl)	N / A	6.25%
2. Percent increase in national road network	1.11%	4.15%
Output Indicators
1. Length (km) of newly constructed roads	362.211	1,535.354
2. Length (km) of widened roads	N / A	1,298.191
3. Percentage of projects completed within the project timeline and according to specifications	29.50%	100%

BRIDGE PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (Nl)	N / A	15%
Output Indicators
1. Total length (lm) and area (m2) of (new and replacement) constructed bridges	4,594.732 ; N / A	5,099.648 ; 49,847.54
2. Number of maintained and rehabilitated bridges	N / A	500
3. Percentage of projects completed within the project timeline and according to specifications	23.50%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	267
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Protect Lives and Properties Against Major Floods

FLOOD MANAGEMENT PROGRAM
Outcome Indicators
1. Percent decrease of areas prone to flooding in selected river basins with flood control master plan	1%	2%
Output Indicators
1. Number of constructed flood mitigation structures and drainage systems	819	1,936
2. Number of constructed / rehabilitated flood mitigation facilities with major river basins and principal rivers	177	451
3. Percentage of projects completed within the project timeline and according to specifications	56.50%	100%

null

LOCAL PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%
Output Indicators
1. Number of projects (school building, multipurpose buildings, health facilities, water supply system, FMR, etc.)	N / A	7,764.750
2. Percentage of projects completed within the project timeline and according to specifications	N / A	100%

CONVERGENCE AND SPECIAL SUPPORT PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%
Output Indicators
1. Number of projects (school building, multipurpose buildings, health facilities, water supply system, FMR, etc.)	N / A	834
2. Length (km) of constructed local roads	N / A	220.115
3. Percentage of projects completed within the project timeline and according to specifications	24.50%	100%

268	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XX. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM
Outcome Indicators
1. Percentage of projects completed	12%	10%
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences or with IP filed or approved	87%	90%
3. Percentage of priorities in the Harmonized R&D Agenda addressed	81%	80%
Output Indicators
1. Number of projects funded	175	152
2. Percentage of programs / projects received that are evaluated and approved within the standard period of 95 days	75%	77%
3. Percentage of new and on-going projects monitored	100%	100%
4. Number of grantees supported	60	80

S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT
Outcome Indicators
1. Percentage increase in productivity generated	19%	15%
2. Percentage increase in employment generated	14%	7%
3. Percentage of clients who rate the assistance as satisfactory or better	96%	92%
Output Indicators
1. Number of technology interventions, trainings and consultancy services provided	49,784	55,601
2. Number of MSMEs, LGUs, HEIs, communities and other institutions assisted	31,064	23,860
3. Percentage of requests for technical assistance that are acted upon within the ISO standard time	95%	91%

DECEMBER 29, 2017	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage benefit incidence of intervention to local industries and / or institutions	90%	90%
2. Number of partnerships with public and private stakeholders and international organizations	10	10
Output Indicators
1. Number of projects completed	12	12
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	90%	90%
3. Percentage of projects implemented within the approved timeframe	90%	90%

ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Amount (PhP’000) of revenue generated from technology transfer and technical assistance	13,100	15,100
2. Percentage of clients who rate the quality of technical assistance provided as satisfactory or better	90%	90%
3. Percentage benefit incidence of intervention to local industries and / or institutions	90%	90%
Output Indicators
1. Number of knowledge / technologies diffused	10	10
2. Number of technologies transferred / commercialized through technology transfer agreement	3	3
3. Percentage of request for technical assistance that have been provided within the required timeframe	90%	90%

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C. FOOD AND NUTRITION RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage reduction of malnutrition prevalence in a municipality or barangay in each of the priority 25 provinces where S&T-based intervention model can be showcased	15%	15%
Output Indicators
1. Number of projects completed	28	30
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	20%	20%
3. Percentage of projects implemented within the approved time frame	100%	100%

NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM
Outcome Indicator
1. Percentage of national government agencies and local government units that adopt / refer to the results of the National Nutrition Survey	—	100%
Output Indicators
1. Number of nutrition and nutrition-related indicators collected / generated and made available to the public within the prescribed time period	—	400
2. Number of feedback conferences / dissemination fora conducted	—	5
3. Number of projects / studies completed	2	10

FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM
Outcome Indicators
1. Percentage increase in the utilization of science-based intervention (technologies / products / services / models transferred and utilized; tools and guidelines adopted)	20%	20%

DECEMBER 29, 2017	OFFICIAL GAZETTE	271
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2. Percentage of technology transfer beneficiaries that rate the technology as satisfactory or better	—	95%
Output Indicators
1. Number of technology transfer agreements forged	20	20
2. Number of technical services rendered	3,000	3,000
3. Percentage of request for technical services provided within three (3) days of request	95%	95%

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage benefit incidence of intervention to local industries and / or institutions	—	90%
2. Number of partnerships with public and private stakeholders and international organizations	—	3
3. Amount of revenue generated from partnerships	—	Php20M
Output Indicators
1. Number of projects completed	12	12
2. Percentage of projects implemented within the approved time frame	100%	90%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	90%	90%

FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	100%	90%
2. Percentage benefit incidence of intervention to target local industries and / or institutions	—	90%
Output Indicators
1. Number of knowledge / technologies diffused	—	20
2. Number of technologies transferred / commercialized through technology transfer agreement	—	10

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3. Percentage of request for technology transfer that have been provided within the required time frame	100%	90%

FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	2,128	2,000
2. Percentage of request for technical services that have been provided within the required time frame	100%	90%

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage benefit incidence of intervention to local industries and / or institutions	—	70%
2. Number of partnerships with public and private stakeholders and international organizations	—	10
Output Indicators
1. Number of projects completed	14	15
2. Percentage of projects implemented within the approved time frame	88%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	—	70%

INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	—	90%
2. Percentage benefit incidence of intervention to target local industries and / or institutions	—	90%

DECEMBER 29, 2017	OFFICIAL GAZETTE	273
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Output Indicators
1. Number of knowledge / technologies diffused	—	30
2. Number of technologies transferred / commercialized through technology transfer agreement	—	5
3. Percentage of request for technology transfer that have been provided within the required time frame	—	100%

INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	26,501	15,000
2. Percentage of request for technical services that have been provided within the required time frame	100%	90%

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering Innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

METALS INDUSTRY RESEARCH PROGRAM
Outcome Indicators
1. Percentage benefit incidence of intervention to target local industries and / or institutions	70%	80%
2. Number of partnerships with public and private stakeholders and international organizations	30	30
Output Indicators
1. Number of projects completed	49	36
2. Percentage of projects implemented within the approved time frame	96%	95%
3. Percentage of projects completed which are adopted by the industry, published in peer-reviewed journals, presented in national and / or international conferences	60%	70%

METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	70%	80%

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2. Percentage benefit incidence of intervention to target local industries and / or institutions	60%	70%
Output Indicators
1. Number of technologies diffused	20	25
2. Number of technologies transferred through licensing agreement	8	13
3. Percentage of request for technology transfer that have been provided within the required time frame	60%	70%

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	99%	95%
Output Indicators
1. Number of technical services rendered	6,281	6,000
2. Percentage of request for technical services that have been provided within the required time frame	94%	95%

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of science and technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM
Outcome Indicators
1. Percentage of scientists given awards over nominations received	20% (80 / 386)	20% (80 / 386)
2. Number and percentage of policies, recommendations, formulated, submitted to concerned offices and accepted by said offices	6 / 80%	6 / 80%
Output Indicators
1. Percentage of nominations for awards and incentives acted upon within the prescribed period	100%	100%
2. Percentage of benefits and privileges provided to national scientists and academy members within the prescribed period	50% (4 / 7)	50% (4 / 7)
3. Number of recognition, advisory, scientific linkages and PSHC-related activities	20%	20%

DECEMBER 29, 2017	OFFICIAL GAZETTE	275
DEPARTMENT OF SCIENCE AND TECHNOLOGY

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM	25%	26%
Outcome Indicators
1. Percentage of Filipino researchers collaborating on problem-focused multi-disciplinary basic Research and Development programs
2. Percentage increase of stakeholders approving the policies formulated	90%	100%
Output Indicators
1. Number of projects with policy implications presented in stakeholders’ forum	5	5
2. Percentage of participants that rated the forum as satisfactory or better	90%	100%
3. Number of new approved NRCP members	192	212

BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of NRCP basic multi-disciplinary research and development programs addressed	100%	100%
2. Percentage increase of stakeholders approving the policies formulated to improve global competitiveness	90%	100%
Output Indicators
1. Number of projects funded	12	12
2. Number of projects monitored	18	18
3. Percentage of projects completed which are, published in peer-reviewed journals, presented in national and / or international conferences, or with IP-filed or approved	100%	100%

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I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of 82 provinces that have robust science-based weather related information and services in their disaster risk reduction plans	26.81%	59%
Output Indicators
1. Percentage accuracy of typhoon track forecast: error reduced to 100km for 24-hr forecast	90.65%	92%
2. Percentage of timely weather and typhoon warning issued within fifteen (15) minutes of scheduled time	90%	92%
3. Number of seasonal climate forecasts, climate impact assessment, tropical cyclone warning advisory (TCWA) for agriculture and farm weather forecasts and advisories issued	427	210

FLOOD FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Reduced number of casualties, ultimately zero casualty	—	0 casualty
Output Indicators
1. Number of timely and accurate flood warnings issued	2,266	2,320
2. Percentage of timely flood warning issued within fifteen (15) minutes of scheduled time	97.62%	92%
3. Number of hazard maps developed / generated / updated	4	4

RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the forecasting capability services as satisfactory or better	80%	85%
2. Percentage increase of LGUs that use the hazard maps	50%	70%

DECEMBER 29, 2017	OFFICIAL GAZETTE	277
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Output Indicators
1. Number of researches / studies completed / published / applied and development of real innovative / pioneering projects	8	2
2. Percentage of involvement on the localization of instruments, facilities and models through innovation, collaboration and linkages	100%	100%
3. Number of technical assistance on actions / policies adapted by the LGU	1	2

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

NATIONAL AANR SECTOR R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized R&D agenda addressed	90%	90%
2. Number of partnerships with public and private stakeholders and international organizations	103	110
Output Indicators
1. Number of projects funded	335	262
2. Number of projects monitored	525	498
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	89%	90%

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

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ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM	90%	90%
Outcome Indicators
1. Percentage of priorities in the National Unified Health Research Agenda (NUHRA) addressed
2. Number of partnerships with public and private stakeholders and international organizations	70	80
Output Indicators
1. Number of projects funded	75	75
2. Number of projects monitored	200	200
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	45%	45%

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT (PCIEERD)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda addressed	90%	90%
2. Number of partnerships with public and private stakeholders and international organizations	20	20

DECEMBER 29, 2017	OFFICIAL GAZETTE	279
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Output Indicators
1. Number of projects funded	98	100
2. Number of projects monitored	287	330
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	50%	50%

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of bulletins and warnings where the event follows within the predicted time	100%	80%
Output Indicators
1. Number of warnings and bulletins issued	1,276	event-driven
2. Percentage of bulletins and warnings issued within the set standard time	98.75%	80%

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	99.08%	80%
Output Indicators
1. Number of hazards maps, risk assessments reports generated / updated	26	63
2. Number of hazards maps, risk assessments certifications issued to clients	2,031	600
3. Number of technical papers presented in scientific meetings or published / submitted for publication in refereed journals	18	16

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VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM
Outcome Indicators
1. Number of communities / institutions assisted by PHIVOLCS with preparedness / evacuation plans developed	3	4
2. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	93.50%	80%
Output Indicators
1. Number of PHIVOLCS-organized DRR activities conducted	12	18
2. Number of stakeholders trained on DRR	480	720
3. Number of REDAS license issued to trained stakeholders	355	440

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

1.	Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

2.	Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage benefit incidence of intervention to local industries and / or institutions	100%	100%
2. Number of partnerships with public and private stakeholders and international organizations	14	15
3. Amount of revenue generated from partnerships	P109,532,933.60	P100,000,000.00
Output Indicators
1. Percentage of technologies transferred within the expected timeframe	100%	100%
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Number of scientific / technical papers published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	11	12

DECEMBER 29, 2017	OFFICIAL GAZETTE	281
DEPARTMENT OF SCIENCE AND TECHNOLOGY

NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM	99%	99%
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better
2. Percentage benefit incidence of intervention to target local industries and / or institutions	97%	97%
Output Indicators
1. Number of knowledge / technologies diffused	44	20
2. Number of technologies transferred / commercialized through technology transfer agreement	1	1
3. Number of technical services rendered by sector	64,064	55,000

Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM
Outcome Indicators
1. Percentage benefit incidence of nuclear regulatory services among total establishments that need to comply	87%	91%
2. Percent benefit incidence of satisfactory implementation of safeguards agreement and physical security system	100%	100%
3. Percent benefit incidence of satisfactory regulatory issuances	90%	90%
Output Indicators
1. Number of regulations, guides, notices, bulletins or associated documents issued	9	7
2. Number of violation of regulations detected over the last five (5) years as a percentage of the average number of licenses and permits issued over the last five (5) years	4%	15%
3. Number of nuclear security / safeguards and regulatory activities implemented	18	10

O. PHILIPPINE SCIENCE HIGH SCHOOL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased competitiveness of Filipinos in Science and Engineering

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased competitiveness of Filipinos in Science and Engineering
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM
Outcome Indicators	90%	90%
1. Percentage of PSHS graduates pursuing STEM courses
2. Percentage of winnings / awards / recognition from the total number of STEM-related international (ASEAN included) competitions participated by the PSHS Scholars	80%	80%
3. Percentile of PSHS students in Math in the US-based Scholastic Aptitude Test (SAT)	80th percentile	80th percentile
Output Indicators
1. Cohort survival rate: Percentage of scholars who advance to the succeeding grade level until they complete the 6-year scholarship period	90%	90%
2. Percentage of winnings, awards and recognition from total number of national and international competitions participated	90%	90%
3. Rank of the campuses based on the overall UPCAT scores of the PSHS student-takers	Top 20	Top 20
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM
Outcome Indicator
1. Percentage of municipalities with applicants to the National Competitive Examination (NCE)	50%	50%
Output Indicators
1. Number of municipality recipients of promotional activities	137	137
2. Percentage of freshmen who were able to get a General Weighted Average (GWA) of 2.5 or better in the second quarter of the school year	85%	90%

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

DECEMBER 29, 2017	OFFICIAL GAZETTE	283
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage benefit incidence of intervention to local industries and / or institutions	—	90%
2. Number of partnerships with public and private stakeholders and international organizations	2	2
Output Indicators
1. Number of projects completed	9	9
2. Percentage of projects implemented within the approved time frame	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	—	14%

TEXTILE S&T SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	98%	92%
Output Indicators
1. Number of technical services rendered	21,195	21,195
2. Percentage of request for technical services that have been provided within the required time frame	100%	95%

TEXTILE TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	80%	90%
2. Percentage benefit incidence of intervention to target local industries and / or institutions	—	90%
Output Indicators
1. Number of knowledge / technologies diffused	58	58
2. Number of technologies transferred / commercialized through technology transfer agreement	1	5
3. Percentage of request for technology transfer that have been provided within the required time frame		90%

Q. SCIENCE EDUCATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

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ORGANIZATIONAL OUTCOME

Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM
Outcome Indicators
1. Percentage of scholars employed in STEM-related fields	50%	60%
2. Percentage of municipalities served	95%	96%
Output Indicators
1. Number of scholars supported
Undergraduate level	17,491	23,393
Masters program	2,407	3,495
Doctoral program	720	1,526
2. Percentage of scholars graduating within the scheduled full-time program	97%	85%
Undergraduate level	77%	70%
Masters program	42%	40%
Doctoral program	95%	90%
3. Percentage of scholarship payments with a variance of actual payment to scheduled payment of more than one (1) day

SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of beneficiaries who rated the training and promotional program as satisfactory or better	100%	90%
Output Indicators
1. Number of trainings and promotional programs conducted	82	104
2. Number of innovative learning resources developed and disseminated / deployed / established	2	3
3. Number of applications processed within two (2) months of receipt	10	15

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Public Science and Technology awareness increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	285
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public Science and Technology awareness increased

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM
Outcome Indicator
1. Percentage increase in public S&T awareness survey	—	5%
Output Indicators
1. Percentage of clients who rate the library services as satisfactory or better	90%	90%
2. Number of STARBOOKS sites installed	100	100
3. Number of promotion services and advocacy activities conducted	1,408	1,103

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Filipinos protecting and venturing for innovative and emerging technology-based projects increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Filipinos protecting and venturing for innovative and emerging technology based projects increased

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in Intellectual Property protection filing for local technologies in the IPO Philippines	163	228
2. Percentage increase in the commercialization and adoption by industry / community of technologies diffused / supported	5%	5%
Output Indicators
1. Number of pre-commercialization support provided for technologies	54	75
2. Number of inventions, innovations and technologies promoted and commercialized	46	52
3. Percentage of requests that are acted upon within 3 days of request	96%	90%
4. Number of technical advisory services rendered	1,495	1,650

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XXI. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1.	Well-being of poor families improved

2.	Rights of the poor and vulnerable sectors promoted and protected

3.	Immediate relief and early recovery of disanter victims/survivors ensured

4.	Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

5.	Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Well-being of poor families improved

PROMOTIVE SOCIAL WELFARE PROGRAM

Outcome Indicator
1. Percentage of Pantawid households with improved well-being	Survival = 4% Subsistence = 85% Self-Sufficiency = 11%	Assessment result will be available in 2019
Output Indicators
1. Number of Pantawid households provided with conditional cash grants:	4,387,689	4,400,000
a. Regular CCT	4,154,417
b. Modified CCT	233,272
c. Transitioning Households beneficiaries		1, 315,477
2. Number of poor households assisted through the Sustainable Livelihood Program	443,159	345,957
3. Number of households that benefited from completed KC-NCDDP sub-projects	3,857,428	420,345

Rights of the poor and vulnerable sectors promoted and protected

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM

Outcome Indicator
1. Percentage of clients in residential and non-residential care facilities rehabilitated	30%	30%

Output Indicators
1. Number of clients served in residential and non-residential care facilities	12,095	11,733
2. Percentage of facilities with standard client-staff ratio	14%	14%

DECEMBER 29, 2017	OFFICIAL GAZETTE	287
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

SUPPLEMENTARY FEEDING SUB-PROGRAM

Outcome Indicator
1. Percentage of malnourished children in Community Development Centers (CDCs) and Supervised Neighborhood Plays (SNPs) with improved nutritional status	80%	80%

Output Indicators
1. Number of children in CDCs and SNPs provided with supplementary feeding	1,804,735	1,746,199
2. Number of children served through Bangsamoro Umpungan sa Nutrisyon (BangUN) Program	Data not available. Program started in 2017	7,000

Outcome Indicator
1. Number of senior citizens using Social Pension to augment their daily living subsistence and medical needs	Data not available	82%

Output Indicators
1. Number of senior citizens who received social pension within the quarter	1,348,660	3,000,000
2. Number of centenarians provided with cash gift	Data not available	1,895

PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES AND ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM

Outcome Indicator
1. Percentage of clients who rated the services provided as satisfactory or better	Data not available. Survey to to be conducted in 2018
Output Indicators
1. Number of children served through Alternative Family Care Program	1,894	1,484
2. Number of beneficiaries served through Protective Services Program	709,799	728,450
3. Number of clients served through the Comprehensive Program for Street Children, Street Families and Badjaus:
a. Street Children	4,275	4,275
b. Street Families	2,248	2,248

SOCIAL WELFARE FOR DISTRESS OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM

Outcome Indicator
1. Percentage of assisted individuals who are reintegrated to their families and communities	93%	94%

Output Indicators
1. Number of trafficked persons provided with social welfare services	1,713	2,000
2. Number of distressed and undocumented overseas Filipinos provided with social welfare services	26,072	29,253

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Immediate relief and early recovery of disaster victims / survivors ensured

DISASTER RESPONSE AND MANAGEMENT PROGRAM

Outcome Indicator
1. Percentage of disaster-affected households assisted to early recovery	Data not available	100%

Output Indicators
1. Number of LGUs with prepositioned goods	99	100% of LGUs with prepositioning agreement
2. Number of internally-displaced households provided with disaster response services	2,174,779	As the need arises
3. Number of households with damaged houses provided with early recovery services	203,418	As the need arises

Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM

Outcome Indicator
1. Percentage of Social Welfare Agencies (SWAs) with sustained compliance to social welfare and development standards	507 accredited SWAs 713 registered and licensed SWAs	10% of accredited SWAs 5% of licensed SWAs

Output Indicators
1. Number of SWDAs registered and / or licensed	205	199
2. Number of SWAs registered, licensed and accredited	491	445
3. Number of service providers accredited

Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved	4,864	5,024

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM

Outcome Indicator
1. Percentage of Provincial / City / Municipal Social Welfare Development Offices (P / C / MSWDOs) with improved functionality	Data not available	90% or 1,592 LGUs assessed

Output Indicators
1. Percentage of LGUs provided with Technical Assistance (TA)	Data not available	100% of LGUs assessed as Functional and Partially Functional with TA Plan
2. Percentage of LGUs provided with Resource Augmentation (RA)	Data not available	100% of LGUs assessed as Functional and Partially Functional with RA Plan

DECEMBER 29, 2017	OFFICIAL GAZETTE	289
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

B. COUNCIL FOR THE WELFARE OF CHILDREN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the fulfillment of the rights of the child

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Coordination of government actions for the fulfillment of the rights of the child

CHILD RIGHTS COORDINATION PROGRAM

Outcome Indicators
1. Percentage of resolutions implemented by the member agencies	11	50%
2. Percentage of member agencies meeting their commitments to the achievement of the goals and targets in the National Plan of Action for Children	10	60%
3. Percentage increase in the number of LGUs practicing child-friendly local governance	1,177	6% increase from 2016 baseline

Output Indicators
1. Number of policies / resolutions adopted by the Board / Regional Committee / Sub-Committee for the Welfare of Children (RC / SCWC) / Regional Development Councils (RDCs)	CB – 11 RSCWC – 18	CB – 12 RSCWC – 20
2. Average percentage of national plans and policies rated by stakeholders as good or better	85%	90%
3. Number of assessed / audited LGUs on child-friendly practices	1,501	1,576

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C. INTER-COUNTRY ADOPTION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Filipino children in suitable permanent adoptive families abroad protected and secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Filipino children in suitable permanent adoptive families abroad protected and secured

INTER-COUNTRY ADOPTION REGULATORY PROGRAM

Output Indicators
1. Percentage of applications of new accreditation and re-accreditation applications processed within the prescribed timeframe	22 FAAs	100%
2. Number of accredited agencies subjected to inspection and compliance audit	50	50

Outcome Indicators
1. Percentage of local stakeholders complying with policy guidelines		95%
2. Percentage of Foreign Adoption Agencies / Liaison Service Agencies (FAAs / LSAs) compliant to ICAB standards and requirements		100%
3. Number of Child Caring Agencies participating in the Philippine Inter-Country Adoption Program		53

INTER-COUNTRY ADOPTION PROGRAM

Output Indicators
1. Number and percentage of children ready for adoption at the start of year entrusted to foreign adoptive parents		332; 85%
2. Percentage of children matched to prospective adoptive parents within 10 days of receipt of the Inter-Country Adoption (ICA) Clearance	90%	90%

Outcome Indicators
1. Percentage of children entrusted in 2016 with finalized adoption	316	90%
2. Percentage of the number of adoption entrustment that suffered from disruption	Less than 3%	Less than 3%

DECEMBER 29, 2017	OFFICIAL GAZETTE	291
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

D. NATIONAL COUNCIL ON DISABILITY AFFAIRS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERSONS WITH DISABILITY RIGHTS PROGRAM

Outcome Indicators
1. Percentage of resolutions, policies and plans implemented by the member agencies	75%	75%
2. Percentage of Persons with Disability registered in the Department of Health (DOH) – Philippine Registry of Persons with Disability	47,383	25%
3. Number / percentage and percentage increase over previous year of LGUs with programs on Persons with Disability	607 (35%)	10%

Output Indicators
1. Number of national policies, plans and programs updated, issued and disseminated	25	30
2. Number of consultations, trainings and IEC activities conducted		25

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E. JUVENILE JUSTICE AND WELFARE COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

JUVENILE JUSTICE AND WELFARE PROGRAM

Outcome Indicators
1. Number and percentage increase of LGUs with Comprehensive Local Juvenile intervention Program (CLJIP)	400	440 (10%)
2. Number and percentage increase in LGUs with at least 1% IRA utilized on CLJIP implementation	400	440 (10%)
3. Percentage of resolutions implemented by the member agencies	6%	7%

Output Indicators
1. Number of national policies, plans and programs developed, issued, disseminated and updated	33	36
2. Number of LGUs provided with technical assistance	2,515	3,018
3. Percentage of plans and policies rated by stakeholders as good or better		75%

DECEMBER 29, 2017	OFFICIAL GAZETTE	293
DEPARTMENT OF TOURISM

XXII. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Tourism Revenue, Employment and Arrivals Increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Tourism Revenue, Employment and Arrivals Increased

TOURISM POLICY FORMULATION AND PLANNING PROGRAM

Outcome Indicator(s)
1. Number of tourism strategies, policies and action plans implemented	6	7

Output Indicator(s)
1. Number of technical assistance provided to tourism stakeholders	3,353	3,353
2. Number of technical assistance provided to LGUs	2,744	2,744
3. Percentage of entities assisted who rated the technical assistance as satisfactory	92%	92%

TOURISM INDUSTRY TRAINING PROGRAM

Outcome Indicator(s)
1. Percentage of target industry personnel trained that rated the services as satisfactory	90%	90%

Output Indicator(s)
1. Number of training days delivered	1,451	3,995
2. Percentage of attendees / trainees that completed the training	90%	90%
3. Number of LGUs trained	2,438	2,543

STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM

Outcome Indicator(s)
1. Percentage of accredited tourism enterprises that maintained the tourism standards and regulations	90%	90%

Output Indicator(s)
1. Number of tourism standards reviewed	2	2
2. Number of inspections of tourism enterprises conducted	6,076	6,169
3. Percentage of accreditation applications acted upon within the prescribed period	90%	90%

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MARKET AND PRODUCT DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage increase in the number of travel partners selling the Philippines in the identified Opportunity Markets	9%	10%
2. Percentage increase in the number of Philippine properties considering to venture into the new markets and / or willing to offer the new activities	9%	10%
Output Indicator(s)
1. Number of trade development / trade support activities conducted facilitated-invitational / familiarization tours / missions product presentations facilitated	95	102
2. Number of consumer activations conducted-joint and consumer promotions, production of collaterals, tactical ads placed / initiated, PR and publicity activities	95	100
3. Number of products developed and product partners engaged	120	128

B. INTRAMUROS ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	Cultural heritage conserved

2.	Tourism development promoted and visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Cultural heritage conserved

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage of existing sites / structures maintained or conserved and restored	90%	93%
2. Percentage of existing artifacts maintained	20%	25%
3. Percentage increase in visitors	519,865	3%

Output Indicator(s)
1. Number of sites / structures maintained	35	36
2. Number of artifacts maintained	1,200	1,500

DECEMBER 29, 2017	OFFICIAL GAZETTE	295
DEPARTMENT OF TOURISM

INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM

Outcome Indicator(s)
1. Percentage of occupancy of IA commercial properties	72%	85%
2. Percentage increase in occupancy of IA event facilities	2,625	8%
3. Percentage increase in revenue	P60,106,022	3%

Output Indicator(s)
1. Percentage of application for use of event facilities acted upon within 24 hours	98%	98%
2. Number of promotional activities i.e., sales missions, trade fairs, client calls, advertisements, brochures	N / A	20
3. Revenue generated from leasing and rental of facilities	P22,399,704	P23,071,695

Tourism development promoted and visitor experience enriched

INTRAMUROS TOURISM PROMOTIONS PROGRAM

Outcome Indicator(s)
1. Percentage increase in visitor arrivals	1,855,488	3%

Output Indicator(s)
1. Number of events held	N / A	28

INTRAMUROS REGULATORY PROGRAM

Outcome Indicator(s)
1. Percentage compliance of building owners to PD No. 1616	61.25%	65%
2. Percentage compliance of permit and clearance holders	90%	90%

Output Indicator(s)
1. Percentage of establishments and structures inspected / audited	100%	100%
2. Number of building, repair and other ancillary permits processed / issued within 3 days	1,384	1,384

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C. NATIONAL PARKS DEVELOPMENT COMMITTEE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	National parks preserved and developed

2.	Visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
National parks preserved and developed

PARKS MANAGEMENT PROGRAM

Outcome Indicator(s)
1. Percentage change in park visitors	11,484,620	6.23	% (12,200,000)
2. Percentage of visitors who rate the quality of parks as satisfactory or better	92.03%	95%
3. Percentage decrease in park rules violations	320	5%

Output Indicator(s)
1. Percentage reliability of CCTV	94%	95%
2. Percentage of security guards deployed	100%	100%
3. Average percentage of year for which parks are open to the public during normal and business hours	100%	100%

Visitor experience enriched

CULTURAL AND EVENTS PROGRAM

Outcome Indicator(s)
1. Percentage of park visitors who rate the parks’ arts and cultural programs as satisfactory or better	95%	97%
2. Number of attendees for the parks’ arts and cultural programs	5,163	6,922

Output Indicator(s)
1. Number of arts and cultural programs held	1,243	1,280

DECEMBER 29, 2017	OFFICIAL GAZETTE	297
DEPARTMENT OF TRADE AND INDUSTRY

XXIII. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and OFs increased

3.	Consumer welfare improved

ORGANIZATIONAL OUTCOME

1.	Exports and investments increased

2.	Industries developed

3.	MSMEs assisted and developed

4.	Consumer welfare enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Exports and investments increased

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Amount of exports	US$56.3 billion	US$86.1-87.8 billion
2. Amount of approved investments	PhP442 billion	PhP882 billion

Output Indicator(s)
1. Number of exports and investment promotion activities locally and globally	48	47
2. Number of trade policy strategy papers developed for priority product, service, and / or market	12	12
3. Number of exporters assisted	3,514	3,500
4. Number of investors assisted	2,538	2,635

Industries developed

INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Employment generated from the industry increased annually	180,000	434,000
2. Employment generated from the services sector increased annually	579,000	748,000
3. Philippine overall ranking in the World Bank- International Finance Corporation’s Doing Business Report improved	Top 60%	Top 50%

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Output Indicator(s)
1. Number of industry roadmaps, policies, plans, researches, studies and position papers formulated	23	37
2. Number of localization activities, conferences, workshops, consultative sessions and capacity building sessions conducted	9	200
3. Percentage of local investors (MSMEs and / or large companies) assisted who rate DTI assistance as satisfactory or better	90%	92%

MSMEs assisted and developed

MSME DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage of MSMEs assisted to the total number of MSMEs in manufacturing, retail trade, construction and services sectors	16%	16%

Output Indicator(s)
1. Number of MSMEs assisted	144,533	168,610
2. Number of clients assisted by the Negosyo Centers	509,982	500,000
3. Percentage of MSMEs assisted who rate DTI assistance as satisfactory or better	98%	96%

Consumer welfare enhanced

CONSUMER PROTECTION PROGRAM

Outcome Indicator(s)
1. Consumer resolution rate	97%	95%

Output Indicator(s)
1. Percentage of consumer complaints resolved through mediation and arbitration within the prescribed time	97%	93%
2. Percentage of applications for permits / accreditation / licenses / authorities processed within the prescribed time	99%	96%
3. Number of Price Monitoring Reports submitted within the prescribed time	2,207	2,972

CONSUMER EDUCATION AND ADVOCACY PROGRAM

Outcome Indicator(s)
1. Level of consumer awareness increased	73%	79%

Output Indicator(s)
1. Number of consumer awareness and advocacy initiatives undertaken	6,726	14,028
2. Number of consumer education information materials produced	1,638	3,308
3. Percentage of clients who rate the DTI advocacy initiatives as satisfactory or better	98%	95%

DECEMBER 29, 2017	OFFICIAL GAZETTE	299
DEPARTMENT OF TRADE AND INDUSTRY

B. BOARD OF INVESTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and OFs increased

ORGANIZATIONAL OUTCOME

1.	Competitive Industries Developed

2.	Investments Increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Competitive Industries Developed

INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Manufacturing Gross Value Added (GVA) as percentage of Gross Domestic Product (GDP)	23.2%	23.8-24.4%
2. Manufacturing employment as percentage of total employment	8.3%	9.9%
3. Amount of new foreign and domestic investments and percentage increase over last year generated from BOI firms	PhP442 billion	PhP534 billion (10% annual increase)

Output Indicator(s)
1. Number of programs, activities, projects implemented for the identified priority sectors	4	7
2. Number of policies developed and approved in support of Industry Development Program	25	15

Investments Increased

INVESTMENT PROMOTION PROGRAM

Outcome Indicator(s)
1. Amount and percentage increase in the amount of Investment Promotion Agencies (IPA)-approved investments	PhP685.95 billion (-0.1%)	PhP829.99 billion (10% annual increase)
2. Number of employment generated from IPA-approved projects	195,971	236,400

Output Indicator(s)
1. Number of leads generated from organized and conducted investment promotion activities in priority sectors	103	150
2. Percentage of applications for registration processed within five (5) weeks	100%	95%

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C. PHILIPPINE TRADE TRAINING CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and OFs increased

ORGANIZATIONAL OUTCOME

More responsive trade training center

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
More responsive trade training center

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM

Outcome Indicator(s)
1. Percentage of PTTC-assisted MSMEs taking positive actions to become exporters	10.5%	10.5%
2. No. of MSMEs aligned with the international market standards	N / A	5

Output Indicator(s)
1. Number of MSMEs assisted through training	679	788
2. Percentage of MSMEs who rate PTTC assistance as satisfactory or better	98%	98%
3. Percentage of MSMEs requests responded to within three (3) days	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	301
DEPARTMENT OF TRADE AND INDUSTRY

D. DESIGN CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and OFs increased

ORGANIZATIONAL OUTCOME

Strong design culture cultivated and global competitiveness of Philippine products improved through design

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2018 TARGETS
Strong design culture cultivated and global competitiveness of Philippine products improved through design

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage increase in the number of products developed that were commercialized	100	% (376)	10	% (414)
2. Percentage increase in the number of designers and SMEs trained	5	% (63)	11	% (70)
3. Percentage of clients who rate the services as satisfactory or better	96%		96%

Output Indicator(s)
1. Number of design services and technical assistance provided	N / A		2,500
2. Number of intellectual property (IP) applications filed	8		89
3. Number of design promotion activities provided	201		201

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E. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES (CIAP)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and OFs increased

ORGANIZATIONAL OUTCOME

Competitiveness of the construction industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Competitiveness of the construction industry increased

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage of government agencies implementing the Constructors’ Performance Evaluation System (CPES)	2.44%	2.40%
2. Percentage share of construction industry to GDP	6.20%	5.90%

Output Indicator(s)
1. Percentage of critical industry issues and concerns addressed	100%	83%
2. Number of promotional activities conducted	5	7
3. Number of training / certification programs conducted	121	121

CONSTRUCTION INDUSTRY REGULATORY PROGRAM

Outcome Indicator(s)
1. Percentage increase in the number of renewing licensed contractors	8%	5%

Output Indicator(s)
1. Percentage of licensing / registration / project authorization processed within the prescribed time	87%	82%
2. Percentage of licensing and registration cases resolved	42%	42%
3. Percentage of arbitration cases resolved within the prescribed time	100%	80%

DECEMBER 29, 2017	OFFICIAL GAZETTE	303
DEPARTMENT OF TRANSPORTATION

XXXIV. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Rail transport services improved

2.	Air and water transport facilities and services improved

3.	Road transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Rail transport services improved

METRO RAIL TRANSIT (MRT) SUB-PROGRAM

Outcome Indicator(s)
1. % reduction in transfer time from platform to loading	11 minutes (peak hours)	30%
2. % decrease in load factor	N / A	15%

Output Indicator(s)
1. Compliance with approved timetable (90% efficiency)	90%	90%
2. Compliance with the peak-hour train availability requirements (18 trains minimum)	90%	90%
3. Increase in average travel speed (kph)	40	40

Outcome Indicator(s)
1. % increase in number of weekday passengers	1,100,000	5%
2. Increase in average weekday peak-hour headway (minutes)	5	4

Output Indicator(s)
1. % completion of new railway system projects	N / A	15%
2. % completion of expansion of existing railway system projects	N / A	15%

Air and water transport facilities and services improved

AVIATION INFRASTRUCTURE PROGRAM

Outcome Indicator(s)
1. % increase in airport facilities capacity	P2.36 Billion	57% (P3.696 Billion)
2. Average decrease in passenger travel time and flight delay	N / A	20% decrease in passenger travel time and flight delay in 2016

Output Indicator(s)
1. % increase in passenger traffic	62,115,054	16% (72,067,385)
2. % increase in cargo traffic (tons)	937,994	5% (981,026)

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MARITIME INFRASTRUCTURE PROGRAM

Outcome Indicator(s)
1. % increase in passenger traffic	N / A	5% increase in passenger traffic in 2016
2. % increase in vessel traffic	N / A	2% increase in vessel traffic in 2016
3. % decrease in passenger waiting time	N / A	15%
4. % increase in tourist arrivals	N / A	5% increase in tourist arrivals in 2016
Output Indicator(s)
1. No. of social port projects successfully bid out and obligated	N / A	71
2. No. of tourism port projects successfully bid out and obligated	N / A	8
Road transport services improved

MOTOR VEHICLE REGULATORY PROGRAM

Outcome Indicator(s)
1. % reduction in average transaction time of:
- Driver’s license issuance	N / A	10%
- Motor vehicle registration	N / A	5%
2. % decrease in number of apprehensions per major offense	1. 71%	1.71%

Output Indicator(s)
1. % of motor vehicle registration applications processed within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
2. % of driver’s license and permits issued within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
3. No. of apprehension for which a Temporary Operator’s Permit (TOP) is issued	568,531	568,531

LAND PUBLIC TRANSPORTATION PROGRAM

Outcome Indicator(s)
1. % increase in public transport vehicles modernized (improved model year and use of environmentally-friendly fuel)	4%	11%
2. % increase in ridership of public transport service	18%	25%

Output Indicator(s)
1. % of CPC / franchises applicants resolved / decided upon	97%	97%
2. % of holders audited / monitored / penalized for non-compliance with the terms and conditions of the franchise	1%	10%
3. No. of polices formulated, developed, implemented, updated and disseminated	17	26

DECEMBER 29, 2017	OFFICIAL GAZETTE	305
DEPARTMENT OF TRANSPORTATION

B. CIVIL AERONAUTICS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Improve services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Improve services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM

Outcome Indicator(s)
1. % increase in the total operated capacity (seats)	66,048,185	12%
2. % increase in the number of operated routes (routes operated by scheduled carriers)	167	7%

Output Indicator(s)
1. No. of air agreements / negotiations initiated or acted upon within a year	1	7
2. % change of application for operating permits acted upon within the prescribed time	5%	5%

AIR PASSENGER BILL OF RIGHTS PROGRAM

Outcome Indicator(s)
1. % of matters attended by the passenger rights assistance officer	N / A	5%
2. % change in the number of airline violations	225	5%

Output Indicator(s)
1. % of complaints resolved within the prescribed time	5%	5%
2. % of air passenger rights related complaints acted upon within the prescribed time	5%	5%

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C. MARITIME INDUSTRY AUTHORITY (MARINA)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Global competitiveness of maritime industry enhanced

2.	Accessibility, safety and efficiency of maritime transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Global competitiveness of maritime industry enhanced

MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. % increase in the number of operating merchant ships	11,109	3	% (11,442)

Output Indicator(s)
1. No. of policies formulated, updated, issued and disseminated	16	16

Accessibility, safety and efficiency of maritime transport services improved

MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM

Outcome Indicator(s)
1. % of clients who rate the frontline services as satisfactory or better	70%	70%
2. % increase in the number of Filipino seafarers certified as meeting international standards	34,518	10	% (37,969)

Output Indicator(s)
1. % of applications received are acted upon within the standard processing time	100%	100%
2. % of complaints / reports of violations received are acted upon within the standard processing time	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	307
DEPARTMENT OF TRANSPORTATION

D. OFFICE OF TRANSPORTATION COOPERATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation Cooperatives Developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Transportation Cooperatives Developed

TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. % increase in registered cooperatives accredited	438	5%
2. % increase in the membership of accredited cooperatives	56,479	5%
3. % increase in the total value of assets of all accredited transport cooperatives	P4,114,152	5%
4. % increase of accredited cooperatives with Certificate of Good Standing	267	10%

Output Indicator(s)
1. % of transport cooperatives processed for accreditation within the prescribed period	100%	100%
2. No. of TC development services rendered according to client / s satisfaction and execution standards	1,168	1,168

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E. OFFICE FOR TRANSPORTATION SECURITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation systems secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Transportation systems secured

TRANSPORTATION SECURITY PROGRAM

Outcome Indicator(s)
1. % of transportation facilities compliant with transport security plans, programs, rules and regulations	90%	90%
2. % of transportation facilities compliant with national / international standard	90%	90%

Output Indicator(s)
1. No. of risk assessment conducted	37	37
2. No. of security personnel trained and certified within a prescribed timeframe	891	891
3. No. of site inspections and audit / verification conducted within a year	318	318

DECEMBER 29, 2017	OFFICIAL GAZETTE	309
DEPARTMENT OF TRANSPORTATION

F. PHILIPPINE COAST GUARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Security, public order, and safety ensured

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Maritime violations, incidents, and marine pollution reduced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Maritime violations, incidents, and marine pollution reduced

MARITIME SEARCH AND RESCUE PROGRAM

Outcome Indicator(s)
1. % of incidents with successful search and rescue	99%	99%

Output Indicator(s)
1. % of incidents responded to	N / A	92%
2. % of incidents responded to within the prescribed period	N / A	90%
3. No. of Search and Rescue (SAR) conducted	652	642

MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM

Outcome Indicator(s)
1. % of apprehensions of violations (smuggling, illegal fishing, piracy, human trafficking, counternarcotics, etc.)	N / A	70%
2. % of Philippine coast under surveillance patrol more than fifty (50) times a year	25%	26%

Output Indicator(s)
1. No. of kilometers of Philippine coast patrolled / monitored	218,557	218,557
2. % of maritime area patrolled in square Nautical Miles (sq. NM)	N / A	70%

MARINE ENVIRONMENTAL PROTECTION PROGRAM

Outcome Indicator(s)
1. % decrease in the number of marine pollution accidents	N / A	1%

Output Indicator(s)
1. No. of vessels and facilities inspected by PCG on marine pollution regulations	18,621	18,807
2. % of vessels and facilities subjected to two (2) or more marine pollution compliance inspections in the last two (2) years	1.29%	1.29%

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MARITIME SAFETY PROGRAM

Outcome Indicator(s)
1. % decrease in maritime incidents reported pertaining to maritime safety	N / A	1%

Output Indicator(s)
1. No. of Vessel Safety Enforcement Inspection (VSEI) and Pre-Departure Inspection (PDI) conducted	977,465	987,239
2. % of operational efficiency of lighthouses	92%	93%

G. TOLL REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Tollway regulatory services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Tollway regulatory services improved

TOLLWAY REGULATORY PROGRAM

Outcome Indicator(s)
1. % decrease in toll road crashes	8,066	2%
2. % increase in average traffic volume in toll roads	931,399	2%
3. % decrease in the number of complaints received during public hearings on rate increases	15	5%

Output Indicator(s)
1. % of complaints acted upon	41	80%
2. No. of inspection conducted	176	115
3. Increased kilometer-length of toll road	123	98

DECEMBER 29, 2017	OFFICIAL GAZETTE	311
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

XXV. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE DIRECTOR-GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Sound economic and development management effected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Sound economic and development management effected

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM

Outcome Indicator(s)
1. Percentage of policy recommendations adopted	N / A	85% average
2. Percentage of agenda items related to the plans for NEDA Board Committees where NEDA is the Secretariat	N / A	90% average
3. Average client satisfaction rating of members of the following with the secretariat services provided
a. NEDA Board	N / A	At least a 2.5 / 5 or 50% (Satisfactory) average rating
NEDA Board Committees:
b. Social Development Committee	N / A	At least a 3. 5 / 5 or 70% (Very satisfactory) average rating
c. Committee on Tariff and Related Matters	N / A	At least a 2. 5 / 5 or 50% (Satisfactory) average rating
d. National Land Use Committee	N / A	At least a 4. 5 / 5 or 90% (Outstanding) average rating
e. Regional Development Committee	N / A	At least a 4. 5 / 5 or 90% (Outstanding) average rating
f. Other Inter-Agency Committees	N / A	At least a 3.75 / 5 or 75% (Very satisfactory) average rating
g. Regional Development Councils	N / A	At least a 4.45 / 5 or 89% (Very satisfactory) average rating

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Output Indicator(s)
1. Percentage of requests for policy recommendations on socio-economic and development matters prepared or reviewed within the required date and / or time of completion	99% average	97% average
2. Number of plans prepared / updated and submitted within schedule to NEDA Board, RDCom, NLUC, RDCs, and / or Secretary of Socioeconomic Planning respectively, for approval	35 total	14 total 1 RM 4 RDP 4 RSDF 4 RPFP 1 NPP
3. Number of economic reports prepared on or before the release of official statistics for each reference period	58 total	44 total

NATIONAL INVESTMENT PROGRAMMING PROGRAM

Outcome Indicator(s)
1. Average client satisfaction rating of members of the following with the secretariat services provided
NEDA Board Committees:
a. Investment Coordination Committee	N / A	At least a 3.5 / 5 or 70% (Very satisfactory) average rating
b. Infrastructure Committee	N / A	At least a 5 / 5 or 100% (Outstanding) average rating
c. Other Inter-agency Committees	N / A	At least a 4.5 / 5 or 80% (Very satisfactory) average rating
2. Percentage of programs and projects approved by the Investment Coordination Committee included in the Public Investment Program (PIP)	83.33%	At least 90%

Output Indicator(s)
1. Number of annual / medium-term public investment program documents prepared / updated and submitted by every end of the year to the concerned inter-agency bodies for appropriate action	17	13 total 1 PIP 2 TRIP 8 RDIP 2 AIP
2. Percentage of project appraised within target deadline	100%	100%

NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM

Outcome Indicator(s)
1. Adoption of Socio-Economic Report (SER) as basis for Budget Priorities Framework	SER adopted in Parts III and IV of the 2017 BPF	SER adopted in Parts III and IV of the BPF
2. Percentage of requests for monitoring and evaluation (M&E) information for policy and decision-making made readily available to policy-makers and various stakeholders within prescribed period	100%	100%
3. Percentage of agencies with problematic projects alerted / assisted to hasten or put project implementation back on track and / or to address implementation issues	N / A	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	313
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Output Indicator(s)
1. Number of socioeconomic assessment reports prepared and released within schedule
a. Socio-Economic Report (SER)	1	1
b. Regional Development Report (RDR)	15 total	15 total
2. One (1) annual report on the performance of Official Development Assistance (ODA) portfolio prepared and submitted to Congress on or before June 30 annually	1	1
3. Percentage of programs / projects (i.e. Investment Coordination Committee-approved programs / projects with complete requirements) re-evaluated within target deadline	N / A	At least 90%

B. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Alignment of volunteer programs and activities to the national development priorities assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Alignment of volunteer programs and activities to the national development priorities assured

NATIONAL VOLUNTEER SERVICE PROGRAM

Outcome Indicator(s)
1. Percentage of volunteer assisted projects in development priority areas	N / A	82.50% of 660
2. Percentage of target institutions and organizations participating in volunteering for development	N / A	20% of 94

Output Indicator(s)
1. Number of public information and advocacy activities on volunteerism conducted	N / A	11
2. Percentage of programs and projects monitored and evaluated	N / A	65% of 660
3. Number and percentage of organizations / institutions requesting assistance provided with the same within 30 days upon receipt of request	N / A	90% of 12

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C. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Greater private sector participation thru Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Greater private sector participation thru Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM

Outcome Indicator(s)
1. Number of new PPP Projects added to the pipeline	N / A	6

Output Indicator(s)
1. Percentage of PPPC-endorsed projects approved by the ICC or relevant approving body, in the case of LGUs	N / A	80%
2. Percentage of capacity building program milestone activities achieved as targeted per year	100%	100%
3. Percentage of draft policy circulars approved by PPP GB	N / A	70%

DECEMBER 29, 2017	OFFICIAL GAZETTE	315
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

D. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE (FORMERLY STATISTICAL RESEARCH AND TRAINING CENTER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Statistical Capacity of Government Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Statistical Capacity of Government Strengthened

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage of training courses conducted with participants having significant increase in scores between the pre and post evaluation tests	100%	100%
2. Percentage of participants who were awarded certificate of completion	N / A	80%

Output Indicator(s)
1. Total number of training hours provided	1,113	1,185
2. Total number of persons trained	744	1,000

STATISTICAL RESEARCH PROGRAM

Outcome Indicator(s)
1. Percentage of completed research outputs that are utilized by stakeholders and / or adopted by the Philippines Statistical System (PSS)	94%	94%

Output Indicator(s)
1. Number of in-house research project completed	10	10
2. Number of theses / dissertations provided with financial support	1	3
3. Percentage of research studies completed which are published in a refereed journal and / or presented in a users’ or research forum or scientific conference within 12 months after completion	100%	100%

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E. TARIFF COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Competitiveness of local industries enhanced and international trade promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Competitiveness of local industries enhanced and international trade promoted

TARIFF ADMINISTRATION PROGRAM

Outcome Indicator(s)
1. Number of implementing Executive Orders on tariff modification drafted pursuant to Section 1608 of Custom Modernization and Tariff Act (CMTA) based on Committee on Tariff Related Matters (CTRM) final decisions	1	1
2. Percentage of classification rulings issued under Section 1100 of the CMTA not overruled by the Department of Finance (DOF)	N / A	100%

Output Indicator(s)
1. Number of petitions for tariff modification acted upon over the total number of petitions received	2	1
2. Number of applications for tariff classification ruling acted upon over the total number of applications received	351	220
3. Percentage of petitions for tariff modification (with complete supporting documents) which investigation was completed within 30 days after termination of the public hearing / consultation following Section 1608 of the CMTA	100%	100%
4. Percentage of applications for tariff classification ruling (with complete supporting data and sample of subject article) issued within 30 days following Section 1100 of the CMTA	100%	100%

INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM

Outcome Indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements drafted pursuant to Section 1609 of the CMTA based on final CTRM decisions	1	1
2. Percentage of Philippine Tariff Finder (PTF) which reflects updated tariffs within 30 days of issuance of EO on tariff modification and / or change in tariff nomenclature	N / A	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	317
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Output Indicator(s)
1. Number of investigations and public consultations conducted on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements over the total number of requests for investigation / public consultation received	N / A	1
2. Number of tariff lines in PTF updated over the number of tariff lines in an E0 on tariff modification and / or change in tariff nomenclature	N / A	11,059
3. Percentage of investigations and public consultation conducted (upon submission of complete supporting documents) on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements completed within 30 days after termination of the public consultation	N / A	100%
TRADE REMEDY MEASURES PROGRAM

Outcome Indicator(s)
1. Percentage of completed formal investigations on dumping, countervailing and safeguard measure cases following Sections 711, 712 and 713 of the CMTA not overturned under judicial process	100%	100%

Output Indicator(s)
1. Number of applications for trade remedy measures acted upon over the total number of applications received	N / A	2
2. Percentage of formal investigations on dumping, countervailing and safeguard measure cases (with complete supporting documents) completed within 120 days (60 days when certified as urgent) from endorsement of the case from DTI / DA following Sections 711, 712 and 713 of CMTA	100%	100%

F. PHILIPPINE STATISTICS AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Relevant and accessible statistics provided for evidence-based decision making

2.	Citizen’s access to social services facilitated

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant and accessible statistics provided for evidence-based decision making

NATIONAL STATISTICS DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Number of website visits and percentage of favorable feedback	N / A	9 Million / 95%
2. Percentage of requests for civil registry documents granted within the prescribed timeframe	92%	92%

Output Indicator(s)
1. Number of surveys and censuses conducted and Percentage completed within target timeline	N / A	38 / 80%
2. Percentage of statistical products disseminated within the Advance Release Calendar or prescribed period	100%	100%
3. Number of data dissemination and fora conducted	7	41

STATISTICAL POLICY AND COORDINATION PROGRAM

Outcome Indicator(s)
1. Percentage of LGUs adopting statistical standards and classification systems	N / A	25%
2. Percentage of NGAs adopting statistical standards and classification systems	N / A	25%

Output Indicator(s)
1. Percentage of agencies with designated statistics which submitted budget proposals for review and endorsement to the DBM	N / A	60%
2. Number of new and updated statistical and classification systems	N / A	2
3. Number of statistical advocacy activities conducted	N / A	4

Citizen’s access to social services facilitated

CIVIL REGISTRATION PROGRAM

Outcome Indicator(s)
1. Percentage of civil registry documents which can be accessed by public through an online system	N / A	90%
2. Satisfaction rating by the public of the Civil Registration Services (CRS)	77%	77%

Output Indicator(s)
1. Number of servicing outlets maintained	41	41
2. Number of Local Civil Registrars (LCRs) who are trained on laws, regulations and system on civil registration	N / A	100
3. Percentage of civil registry applications issued / completed within prescribed time frame	92%	92%

DECEMBER 29, 2017	OFFICIAL GAZETTE	319
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

XXVI. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved

PRESIDENTIAL COMMUNICATIONS PROGRAM

Outcome Indicator
1. Percentage of news and photo releases used by selected print media		90%

Output Indicators
1. Number of news and photo releases disseminated		2,507
2. Percentage of Presidential events and visits provided with coverage arrangements		95%

B. BUREAU OF BROADCAST SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved

PUBLIC RADIO BROADCASTING PROGRAM

Outcome Indicator
1. Total number of listeners and percentage of market		132,000

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Output Indicators
1. Total number of radio broadcasting hours and percentage increase from previous year	126,100
2. Number of Cities and Municipalities reached and percentage to total	1,489

C. BUREAU OF COMMUNICATIONS SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved

GOVERNMENT COMMUNICATIONS PROGRAM

Outcome Indicator
1. Percentage of the feedback survey respondents from the target audience who gained awareness of presidential policies and government programs after exposure to print and digital information materials and events		90%

Output Indicators
1. Number of communication materials and events produced and disseminated		72,658
2. Percentage of the feedback survey respondents from the target audience who rated the communication materials and events as good or better		90%
3. Percentage of materials and events produced as scheduled		90%

D. NATIONAL PRINTING OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive and self-sustaining printing operations achieved

DECEMBER 29, 2017	OFFICIAL GAZETTE	321
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Responsive and self-sustaining printing operations achieved

NATIONAL PRINTING PROGRAM

Outcome Indicators
1. Ratio of cost operating expense against revenue / income	1:1	2:2
2. Amount and percentage increase of revenue income	128,365,945	141,202,540 / 10%
3. Net income	43,943,702	48,338,072

Output Indicators
1. Number of printing work orders completed	1,400	1,350
2. Percentage of accuracy and completeness of printing work	95%	95%
3. Percentage of printing work orders delivered on time	95%	95%

E. NEWS AND INFORMATION BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved

GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM

Outcome Indicators
1. Percentage of national, provincial and foreign news stories and news photos utilized	106%	100%
2. Percentage of presidential stories and photos, transcripts, news monitoring reports and alerts and clippings utilized	100%	100%
3. Percentage of media arrangement, coordination, accreditation and assistance and press center operations rated as satisfactory or better	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2018

Output Indicators
1. Percentage of news, information and media services provided both locally and internationally	100%
2. Percentage rating on news, information and media services that were provided both locally and internationally	100%
3. Percentage of news, information and media services provided both locally and internationally rendered within prescribed schedule	100%

F. PHILIPPINE INFORMATION AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved

DEVELOPMENT COMMUNICATION PROGRAM

Outcome Indicators
1. Access rate audience of IEC materials developed	85%	90%
2. Percentage of government information officers trained who rate the training as satisfactory or better	90%	90%
3. Percentage of public who are aware / informed of government programs	85%	90%

Output Indicators
1. Percentage of IEC materials produced / disseminated within the prescribed timeframe	90%	95%
2. Percentage of training accomplished within the prescribed timeframe	95%	95%
3. Percentage of consultations held or stakeholders consulted within the prescribed timeframe	95%	95%

DECEMBER 29, 2017	OFFICIAL GAZETTE	323
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public access, engagement and understanding of Presidential polices and government programs achieved

PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM

Outcome Indicators
1. Percentage of presidential events and activities hooked-up and aired by broadcast networks		100%
2. Percentage of likes and shares of presidential events and activities through social media		90%
3. Percentage of satisfactory feedback on requested video and audio materials by the broadcast networks and the general public		100%

Output Indicators
1. Number of presidential events and activities hooked-up and aired by broadcast networks		90%
2. Number of presidential events and activities posted in social media		100%
3. Number of technical support provided to various agencies, local and foreign organizations and broadcast networks meeting the required broadcast quality standard on a prescribed schedule		90%

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XXVI. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved

ANTI-MONEY LAUNDERING PROGRAM
Outcome Indicator
1. Percentage of cases filed which were favorably decided by the courts	95% (38 cases)	100%
Output Indicators
1. Percentage of Money Laundering / Terrorist Financing (ML / TF) cases acted upon based on international and domestic requests received	100% (299 cases)	100%
2. Percentage of AML / CFT trainings conducted on schedule	100% (400 trainings)	100%

B. CLIMATE CHANGE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS

DECEMBER 29, 2017	OFFICIAL GAZETTE	325
OTHER EXECUTIVE OFFICES

Adaptive capacity of communities built, resilience of natural ecosystems to climate change increased, and mitigation opportunities towards sustainable development optimized

CLIMATE CHANGE POLICY AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of National Climate Change Action Plan (NCCAP) activities programmed for implementation	28%	50%
2. Percentage of LGUs in the 18 major river basins with climate change adaptation and disaster risk reduction sensitive land use and development plans	70%	20%
Output Indicators
1. Number of plans and policies developed and issued or updated and disseminated	14	11
2. Percentage of actual capacity building conducted	85%	75%
3. Percentage of trainees who rate the capacity building as good or better	99%	75%

RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of research program / projects approved for implementation	3.57%	10%
2. Number of partnerships with public and private stakeholders and international organizations	11	11
Output Indicators
1. Percentage of project proposals for qualification in the People’s Survival Fund (PSF) endorsed for approval	3.57%	10%
2. Percentage of applications for funding acted upon within 21 days	100%	75%
3. Percentage of climate change projects monitored over the last 2 years	75%	75%

C. COMMISSION ON FILIPINOS OVERSEAS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Access to economic opportunities in industry and services for Micro, Small and Medium Enterprises (MSMEs), cooperatives and Overseas Filipinos (OFs) increased

ORGANIZATIONAL OUTCOME

Filipinos overseas are productive, well-integrated and active in local development initiatives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Filipinos overseas are productive, well-integrated and active in local development initiatives

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OVERSEAS FILIPINO WELFARE PROGRAM
Outcome Indicators
1. Number of programs developed or reviewed or updated	30	25
2. Percentage of program beneficiaries who rate the program services as good or better	96%	80%
3. Percentage of integrated programs at least twice in the last two years	105%	90%
Output Indicators
1. Percentage of overseas Filipinos assisted who rate the services as good or better	95%	90%
2. Percentage of overseas Filipinos who are aware of the programs of the CFO	115%	100%
3. Percentage of requests for assistance responded to within 24 hours	100%	100%

D. COMMISSION ON HIGHER EDUCATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Income-earning ability increased

3.	Technology adoption promoted and accelerated

4.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

HIGHER EDUCATION REGULATION PROGRAM
Outcome Indicators
1. Percentage of Higher Education Institutions (HEIs) with Centers of Excellence, Center of Development, with recognized flagship program, with Autonomous or Deregulated status, or with Level III or Level IV accredited programs	10%	12%
2. Percentage increase of higher education graduates able to demonstrate excellence in the 21st century global knowledge economy	440,000	480,000
3. Percentage of HEIs subjected to reform	0	5%
Output Indicators
1. Number and percentage of public and private HEIs visited / inspected / subjected to standards	1,005 (51.93%)	1,005 (51.93%)

DECEMBER 29, 2017	OFFICIAL GAZETTE	327
OTHER EXECUTIVE OFFICES

2. Percentage of HEIs given incentives for offering quality higher education programs	8%	10%
3. Percentage of permits issued within the prescribed period	33.29%	25%

HIGHER EDUCATION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of tertiary graduates in science, engineering, manufacturing and construction	26%	30%
2. Number and percentage increase of government industry-academe collaboration / cooperation on research and innovation projects and joint ventures, consultancy contracts and supervisory-faculty exchange	44	50
3. Percentage of scholarship grantees from CHED completing their courses in priority programs	87.55%	80%
Output Indicators
1. Number of scholarships and student grants awarded	211,776	433,466
2. Number of faculty members provided with faculty development grants	4,613	5,953
3. Number of research, development and innovation project proposals funded	93	95

E. COMMISSION ON THE FILIPINO LANGUAGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Filipino and other Philippine languages preserved, enriched, and promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Filipino and other Philippine languages preserved, enriched, and promoted

FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of endangered Philippine languages documented, translated, and validated	10% of 23 endangered languages	10% of 23 or 3
2. Percentage of LGUs and NGAs adopting Filipino in their official correspondence	1% of provincial LGUs and NGAs	1%
3. Percentage of NGAs with citizen’s charter translated into Filipino	1% of NGAs	1%
Output Indicators
1. Number of historical works, cultural traditions, ethnolinguistic and government issuances translated into English or Filipino	1,000 pages	1,250 pages

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2. Percentage of policy advice on language and resolutions adopted by CHED, DepEd and other stakeholders	85%	90%
3. Number of incentives, grants, and awards provided for the writing and publication of works in Philippine languages	18	15

F. DANGEROUS DRUGS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

The illegal use of dangerous drugs by Filipinos is prevented and controlled

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
The illegal use of dangerous drugs by Filipinos is prevented and controlled.

DRUG ABUSE PREVENTION AND CONTROL PROGRAM
Outcome Indicators
1. Percentage increase in the program activities implemented by member agencies of DDB	236,649	10% (260,314)
2. Percentage decrease in the estimated number of dangerous drug users by 20% every 5 years	1,755,654	2% (1,720,541)
Output Indicators
1. Number of anti-drug abuse advocacies / activities developed and implemented	22	22
2. Number of individuals trained	6,834	6,834
3. Number of board regulations / resolutions / issuances / policies formulated	619	619

G. ENERGY REGULATORY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Quality and reliability of electricity supply, and reasonable pricing ensured

DECEMBER 29, 2017	OFFICIAL GAZETTE	329
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Quality and reliability of electricity supply, and reasonable pricing ensured

ELECTRIC POWER INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Percentage of cases with prayer for provisional authority acted upon within 75 days from filing	82%	82%
2. Percentage of pleadings filed within the period required / granted by the appellate courts	80%	80%
3. Percentage of show cause orders issued involving Certificate of Compliance (COC) and Retail Electricity Suppliers (RES) licenses within 45 days from the discovery of violation	98%	98%
Output Indicators
1. Percentage of applications for Certificate of Compliance (COC) acted upon from receipt of compliant submission	98%	98%
2. Percentage of sites and facilities inspected and audits conducted which resulted in the issuance of Notice	3.5%	3.5%
3. Percentage of cases (violations, complaints and disputes and petitions / applications) resolved / decided	60%	60%

H. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Local films quality upgraded

2.	Film heritage preserved and protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Local films quality upgraded
FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Ratio of quality films shown to number of films produced		5:6
2. Percentage of films given awards from those provided assistance		20%

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3. Percentage increase in film workers provided employment over previous year		5%
Output Indicators
1. Percentage of local films which applied for Cinema Evaluation Board (CEB) grading		80%
2. Percentage of films Graded “A” or “B” within the prescribed period		85%
3. Percentage of stakeholders who rate the promotional events as good or better	90%	90%

Film heritage preserved and protected

FILM HERITAGE PRESERVATION PROGRAM
Outcome Indicators
1. Percentage of growth in archives holdings		5%
2. Percentage of recoverable films made available for public viewing		0.5%
3. Percentage of persons viewing the preserved films who rate the quality of the preservation as good or better		96%
Output Indicators
1. Number and percentage of films evaluated and considered for restoration	24,000	1% of 25,500
2. Number of audio-visual elements deposited and managed in the Archives	24,000	25,500
3. Number of films restored	1	1

I. GAMES AND AMUSEMENT BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe professional sports and games developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fair and safe professional sports and games developed

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM
Outcome Indicators
1. Increase in revenue collection from off-track betting and professional sports	P17,400,000.00	P18,000,000.00
2. Percentage of license holders / registered entities and permit holders with (two) 2 or more violations recorded over the current year as a percentage of the total number of violators	100% (no violation)	100% (no violation)

DECEMBER 29, 2017	OFFICIAL GAZETTE	331
OTHER EXECUTIVE OFFICES

Output Indicators
1. Percentage of annual inspections of licensed persons and registered entities	100%	100%
2. Percentage of enforcement actions that are resolved within seven (7) days	100%	100%
3. Percentage of licenses and permits issued within two (2) days	100%	100%

J. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development

CORPORATE STANDARDS SERVICES SUB-PROGRAM
Outcome Indicator
1. Percentage of qualified individuals as candidates for GOCC Appointive Director seats included in the talent pool		190%
Output Indicator
1. Percentage of GOCCs with Total Compensation Framework (TCF) and Index of Occupation Services (IOS) recommended for OP approval		90%
Outcome Indicator
1. Percentage of GOCCs with performance scorecard achieving Social Impact, Stakeholders, and Financial targets		“Establish Baseline”
Output Indicators
1. Proportion of GOCCs with identified competition issues recommended for action		100%
2. Percentage of GOCCs with complete documents that are Rationalized / Reorganized	100%	100%
3. Percentage of GOCCs with substantial submission and subjected to Performance Targets Setting during the 3rd quarter of the year		60%

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K. HOUSING AND LAND USE REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Rational use of land and orderly development of communities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Rational use of land and orderly development of communities improved

LAND USE REGULATORY PROGRAM
Outcome Indicators
1. Number and percentage of reviewed Comprehensive Land Use Plans (CLUPs) and Provincial Physical Framework Plans (PPFPs) compliant to land use planning standards and guidelines	11 (% compliant is a new indicator)	12 (70%)
2. Percentage of stakeholders who rated HLURB regulatory processes as satisfactory or better		90%
Output Indicators
1. Percentage of HOA applications for registration approved and registered within the prescribed period		90%
2. Percentage of license to sell applications acted upon within the prescribed period	90%	90%
3. Percentage of inspections that result in issuance of notice of violation	37%	37%

LAND USE ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of decisions elevated to Court of Appeals that are affirmative	90%	90%
2. Percentage of stakeholders who rated HLURB adjudication processes as satisfactory or better		66%
Output Indicators
1. Percentage of decisions rendered out of the total number of cases		46%
2. Percentage of decisions rendered within sixty (60) days out of the total number of cases ripe for resolution	62%	70%
3. Percentage of decisions rendered on HOA disputes within sixty (60) days out of the total number of HOA cases ripe for resolution	67%	70%

DECEMBER 29, 2017	OFFICIAL GAZETTE	333
OTHER EXECUTIVE OFFICES

L. HOUSING AND URBAN DEVELOPMENT COORDINATING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to shelter security expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to shelter security expanded

HOUSING DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Percentage of families provided secure tenure through different modalities (housing need / demand)		28.78%
2. Proportion of socialized and low-cost housing target vis-a-vis housing needs		241,686:1,034,063 (socialized) 54,569:1,034,063 (low-cost)
3. Percentage increase in socialized housing assistance / financing		13.95%
Output Indicators
1. Number of policies developed and issued or updated and disseminated	747	747
2. Number of strategies developed and adopted to address housing needs		4
3. Number of families provided secure tenure (through subdivision survey)		2,000
4. Database and shelter information developed		2

URBAN DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Number of LGUs with draft Local Shelter Plan formulation and local housing project		127
2. Proportion of cities with multi-stakeholder councils or similar bodies for local housing and urban planning needs		15 out of 1, 634 LGUs
3. Percentage increase of slum communities and urban centers redeveloped and / or transformed		1%
Output Indicators
1. Number of LGUs provided with technical assistance in shelter planning		127
2. Number of LGUs provided with technical assistance in establishing systems and mechanisms against professional squatters and squatting syndicates		18
3. Baseline and benchmark studies for urban development		1

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M. MINDANAO DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Development of Mindanao coordinated and facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Development of Mindanao coordinated and facilitated

MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Number and percentage change in the number of institutions adopting the Mindanao 2020 (M2020) / Mindanao Development Corridors (MDC) Plan in their development plans	N / A	4
2. Percentage of policy recommendations adopted / acted upon by stakeholders	75%	75%
3. Percentage of facilitated projects funded by agencies	1	1
Output Indicator(s)
1. Number of plans, policies, programs, projects and other mechanisms implemented / strengthened / institutionalized	56	67
2. Percent of Mindanao-wide / interregional mechanisms that are rated as good or better by the LGUs / NGAs / POs concerned	90%	90%
3. Percent of mechanisms (i. e. focus on facilitation work for investment promotions, dialogues, industry matching, etc.) submitted / completed / made available three (3) working days prior to prescribed deadline	90%	90%

MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM
Outcome Indicator(s)
1. Percentage of acceptability of MinDA’s development mechanisms by stakeholders	N / A	90%
Output Indicator(s)
1. Number of resolutions, partnership agreements, endorsements and other legal mechanisms generated in support to MinDA’ s development initiatives	1	4

MINDANAO INVESTMENTS PROMOTION PROGRAM
Outcome Indicator(s)
1. Percentage of generated investment leads turned into investment projects	N / A	2

DECEMBER 29, 2017	OFFICIAL GAZETTE	335
OTHER EXECUTIVE OFFICES

2. BIMP-EAGA investment priorities adopted / funded upon by stakeholders	N / A	1
Output Indicator(s)
1. Number of investment leads being developed through feasibility studies and value of the projects	N / A	9
2. Number of investment projects ongoing and investments already poured from them	N / A	5

N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM
Outcome Indicators
1. Percentage of entities (theaters, television networks, cable television operators, production outfits, film distributors) under MTRCB’s jurisdiction that are compliant with MTRCB rules		85%
2. Increase in the level of awareness of the Public on the relevance of classification system for movies and television	46	a. 5% decrease in the number of complaints received from public viewers
	46	b. 5% decrease in the number of cases filed for violation of PD 1986 and its implementing rules and regulations
3. Percentage of movie, television, optical media materials that are reviewed and classified		100%
Output Indicators
1. Percentage of materials submitted for classification that are acted upon within ten (10) days from receipt		100%
2. Percentage of cases resolved within ninety (90) days		80%
3. Number of seminars, fora, infomercials and other information dissemination activities conducted	80	85

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O. NATIONAL ANTI-POVERTY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

People-responsive anti-poverty government policies and programs institutionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
People-responsive anti-poverty government policies and programs institutionalized

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM
Outcome Indicators
1. Percentage of NGAs and LGUs that adopted policy recommendations	29	100%
2. Number of government actions to promote poverty alleviation harmonized and synchronized		10
Output Indicators
1. Number and percentage of policy, plan, and program recommendations prepared as scheduled	132	133; 80%
2. Percentage of policy issues resolved in a single. NAPC en banc meeting and rated by stakeholders as satisfactory or better		80%
3. Number and percentage of pieces of information delivered / advocacy events conducted or opened up for public access rated by stakeholders as good or better	13,215	77,655; 80%
Outcome Indicators
1. Number and percentage of NGAs and LGUs that have basic sector representation in their policy making and planning and monitoring structures		6; 80%
2. Ratio of Basic Sectoral Councils’ agenda carried out	30%	40%
Output Indicators
1. Number and percentage of consultative / convergent platforms organized as scheduled	811	561; 80%
2. Percentage of stakeholders who rated the platforms as good or better	100%	80%
3. Number and percentage of trainees who rated the trainings as good or better	4,752	4,084; 80%

DECEMBER 29, 2017	OFFICIAL GAZETTE	337
OTHER EXECUTIVE OFFICES

P. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

P1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS-PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Arts and culture management enhanced through coordinated actions among affiliated cultural agencies
2.	Sense of nationhood and pride in being Filipino strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM
Outcome Indicators
1. Number and percentage increase of institutionalized culture and arts programs among affiliated cultural agencies	8 institutionalized culture and arts programs	1 / 5%
2. Percentage of stakeholders who rated the implementation of policies on coordination as good or better	—	85%
Output Indicators
1. Number of policies on coordination developed with affiliated cultural agencies for the enhancement of culture and arts management	—	2 policies on coordination

Sense of nationhood and pride in being Filipino strengthened

NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of audience for NCCA programs, events and activities	2016: 53,215,915 direct and indirect audience count	5% / 2,660,796 (55,876,711)
2. Percentage increase in the number of participants who expressed deeper appreciation of Philippine culture and arts	—	5%
3. Percentage increase in average value of assets under administration	2016 actual: 1,883 Billion	1.5% (28 Million) 1.911 Billion
Output Indicators
1. Number of projects implemented on advancing “pagkamalikhain” value of creative excellence, strengthening culture-sensitive public governance and development, valuing our diverse culture and inculcating Filipino values for the common good	—	700 projects
2. Number of evaluation reviews of the NCCA investment	2016 actual: 12 times	6 evaluation reviews

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P2. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Management and Preservation of National Shrines and Artifacts strengthened

2.	Awareness, appreciation and access of historical and cultural heritage increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Management and Preservation of National Shrines and Artifacts strengthened

HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of restored historic sites and structures	105	10%
2. Percentage increase in the number of conserved and restored historical artifacts and objects	900	5%
Output Indicators
1. Number of historical objects (monuments, shrines, sites, landmarks, relics and documents) under management	1,047	1,152
2. Percentage of protected and preserved sites open for public viewing	90%	90%
3. Percentage of visitors who rate the quality of preservation as good or better	90%	90%

Awareness, appreciation and access of historical and cultural heritage increased

HISTORICAL COMMEMORATION AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in the number of participants in national events	113,200	10%
2. Percentage increase in the number of media articles published with favorable coverage	30	50%
Output Indicators
1. Number of promotion / special events held (commemorative events, markers, seminars, exhibits, contests, book launch, etc.)	122	134
2. Percentage of requests for information met within the prescribed timeframe	90%	90%
3. Percentage of participants who rated the promotion / special events as satisfactory or better	90%	90%

DECEMBER 29, 2017	OFFICIAL GAZETTE	339
OTHER EXECUTIVE OFFICES

P3. NATIONAL LIBRARY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Collection, access, and preservation of library resources increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Collection, access, and preservation of library resources increased

NATIONAL LIBRARY PROGRAM
Outcome Indicators
1. Average number of daily library users	423 (111,787 users / 264 days)	300 min, 400 max
Output Indicators
1. Number of new library materials acquired	89,091 volumes	60,000 volumes
2. Number of Filipiniana materials preserved	92,207,200 pages	98,207,200 pages
3. Number of research / publications produced	2	5

LIBRARY EXTENSION PROGRAM
Outcome Indicators
1. Percentage increase in users of extension / affiliated (public) libraries	87.66% (841,967) (1,802,474)	10% (180,247) (1,982,721)
Output Indicators
1. Number of extension libraries supported	315 public libraries	325 public libraries
2. Number of extension libraries established	20 public libraries	12 public libraries

P4. NATIONAL ARCHIVES OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Management of Government Records Strengthened
2.	Awareness, Appreciation and Access to Archival Records Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS

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Management of Government Records Strengthened

GOVERNMENT RECORDS MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of government agencies / offices with approved / updated Records Disposition Schedule	338 offices – Executive Branches	4% (15 offices)
2. Number and percentage of government agencies / offices with Records Disposition system implemented	4,315 offices – Executive Branches including Regional Offices and Attached Agencies, GOCCs, GFIs, Water Districts, Judiciary, Constitutional, Legislative, Hospitals and SUCs	970 offices / 22%
3. Percentage of government offices included in the National Inventory of Public Records	129 offices – Region 1 Local Government Units	31% (40 offices)
Output Indicators
1. Number and percentage increase of agencies / offices provided with technical assistance	2016 actual: 1,262 government agencies / offices	63 offices / 5% (1,325 offices)
2. Percentage of requests for authority for disposition of records approved	2016 actual: 68% (956 approved authority / 1,406 requests)	68%

Awareness, Appreciation and Access to Archival Records Strengthened

GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of records served to general public	2016 actual: 23,579	5% / 1,179 (24,758)
2. Percentage increase of users who rated services as good or better	2016 actual: Good – 1,608; Better – 1,309; Best – 4,090 Total respondents – 7,007	10% / 701 (7,708)

Output Indicators
1. Number of pages of archival holdings processed	2016 actual: 6,026,604 pages	6,000,000 pages
2. Number of pages of damaged records restored	2016 actual: 5,965 pages	5,900 pages
3. Number of promotional activities through printed publication, exhibits, and other media	2016 actual: 5 promotional activities	4 promotional activities

Q. NATIONAL COMMISSION ON INDIGENOUS PEOPLE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

Indigenous Cultural Communities/ Indigenous Peoples’ (ICCs/IPs) rights ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured

DECEMBER 29, 2017	OFFICIAL GAZETTE	341
OTHER EXECUTIVE OFFICES

ANCESTRAL DOMAIN / LAND SECURITY AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of Certificate of Ancestral Domain Title (CADT) / Certificate of Ancestral Land Title (CALT) awarded		90%
2. Percentage of compliance with existing Ancestral Domain Sustainable Development and Protection Program (ADSDPP) Guidelines		90%
Output Indicators
1. Percentage of two (2) stages of application for the issuance of CADT / CALT completed within the year		90%
2. Percentage of CADTs / CALTs approved within the year		90%
3. Percentage of completion of two (2) phases of ADSDPP formulation within the year		90%

HUMAN, SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage of livelihood projects funded		43%
2. Percentage of beneficiaries who rate the projects implemented as useful		75%
Output Indicators
1. Number of projects / activities implemented	148	173
2. Number of IP beneficiaries	74,583	76,288

INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of clients who rated the IP rights protection assistance as satisfactory or better		75%
2. Percentage of cases disposed within the prescribed timeframe		60%
Output Indicators
1. Number of projects implemented	62	272
2. Percentage of legal assistance extended within the prescribed timeframe		90%
3. Percentage of cases acted upon within the prescribed timeframe		60%

R. NATIONAL COMMISSION ON MUSLIM FILIPINOS (OFFICE ON MUSLIM AFFAIRS)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Just and lasting peace attained

2.	Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1.	Muslim culture, traditions, and cultural centers preserved, developed and strengthened

2.	Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Muslim culture, traditions, and cultural centers preserved, developed and strengthened

SOCIO-CULTURAL PROGRAM
Outcome Indicators
1. Percentage increase in Muslim communities access to the cultural programs of the Commission	1,136	10% increase in number of Islamic Institutions accessible to Muslim Communities
2. Percentage of stakeholders that rated the quality of the socio-cultural programs of the Commission as satisfactory or better	90%	90% satisfaction rate for all Commission’s programs
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Cultural Program and percentage increase	7,378	7,746 (5% increase)
2. Number of activities / projects conducted under the Socio-Cultural Program	30	30
3. Percentage of Muslim Filipino beneficiaries who rated the socio-cultural programs as satisfactory or better	90%	90%

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

SOCIO-ECONOMIC PROGRAM
Outcome Indicators
1. Increased number of workers or employment generated in Halal industries		5% increase in Muslims employed in halal producing companies
2. Percentage increase in Muslim Filipinos assisted with enhanced economic opportunities	47	10% increase in number of Muslim Filipinos assisted
3. Percentage increase in Muslim communities access to the economic and social services programs of the Commission		10% increase of programs in economic and social services
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Economic Program and percentage increase	47	52 (10% increase)
2. Number of inter-agency and stakeholders activities on Halal conducted	31	31
3. Percentage of Muslim Filipino beneficiaries who rated the socio-economic programs as satisfactory or better	90%	90%

SOCIAL PROTECTION PROGRAM
Outcome Indicators
1. Quality of legal assistance, relief operations and settlement service, peace initiatives and conflict resolution assistance / services, and support to education and advocacy for Muslim Communities rated satisfactory or better	90%	90% satisfaction rate

DECEMBER 29, 2017	OFFICIAL GAZETTE	343
OTHER EXECUTIVE OFFICES

2. Percentage increase of stakeholders with enhanced access to the abovementioned services and programs	30,252	5% increase in the number of Muslims availing social services

Output Indicators
1. Number of peace advocacies / campaigns, legal assistance, relief operations and settlement service, and support to education and advocacy for Muslim	2	15
2. Number of Muslims availing of the abovementioned social services	30,252	40,000
3. Percentage of request from Muslim Filipinos who were given assistance	90%	90%

S. NATIONAL INTELLIGENCE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of intelligence reports utilized by National Security Council / National Security Adviser in his report to the President		90%
2. Percentage of actionable intelligence provided to law enforcement units that led to positive results		100%
3. Percentage of information provided to requesting agencies served as basis in the effective implementation of their mandated functions		100%
Output Indicators
1. Percentage of intelligence reports and estimates for the President, Cabinet, National Security Council, National Security Adviser, and / or law enforcement units produced and disseminated within the prescribed timeframe		100%

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2. Percentage of government security services (Records Check, Background Investigation, Recommendation for the Grant of Security Plates, Security Survey, Security Inspection and Audit) provided within requested time	100%
3. Percentage of inputs to policy and decision-making are disseminated within five (5) days	100%

T. NATIONAL SECURITY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant, responsive, timely and accurate national security policy advice provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Relevant, responsive, timely and accurate national security policy advice provided

NATIONAL SECURITY POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy research and strategic studies adopted by the President and the Cabinet Cluster on Security	100%	100%
Output Indicators
1. Number of reports planned / targeted for the year addressing the National Security Policy (NSP) objectives completed	15,434	15,434
2. Percentage of policy research and strategic studies rated by the stakeholders as satisfactory or better	100%	100%
3. Percentage of real time national security related presidential situational awareness reports submitted within the prescribed timeframe	100%	100%

NATIONAL SECURITY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in national security institutional exchanges / linkages / strategic relations established and sustained	100%	100%
Output Indicators
1. Number of essential elements of information levied to the intelligence sector through NlCA	548	548
2. Percentage of clientele who rated the real-time coordination of national intelligence requirements as satisfactory or better	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	345
OTHER EXECUTIVE OFFICES

U. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

1.	Negotiated political settlement of all internal armed conflicts achieved

2.	Convergent, conflict sensitive and peace promoting (CSPP) delivery of government services in conflict-affected areas improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Negotiated political settlement of all internal armed conflicts achieved

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM
Outcome Indicators
1. Percentage of completion of delivery of the components of the Annex on Normalization namely security, socioeconomic component, confidence-building measures and transitional justice and reconciliation		15%
2. Percentage completion of the implementation of remaining commitments under the Final Peace Agreement (FPA)		50%
3. Number of comprehensive agreements signed		3
4. Percentage completion of the implementation of agreements		75%
Output Indicators
1. Number of mechanisms reconstituted and operationalized for the implementation of the Comprehensive Agreement on the Bangsamoro (CAB)		10
2. Number of mechanisms for the implementation of GPH-MNLF peace agreement established and operationalized		2
3. Number of policies issued and adopted		3
4. Number of mechanisms supporting the transition of non-state armed groups (NSAGs) into legitimate political or socioeconomic organizations established and / or operationalized		4

Convergent, conflict sensitive and peace promoting (CSPP) delivery of government services in conflict-affected areas improved

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PAMANA PROGRAM
Outcome Indicators
1. Percentage of partner NGAs and LGUs implementing plans and programs following CSPP approaches	95%
2. Number of women beneficiaries provided with National Action Plan on Women, Peace and Security (NAP-WPS) interventions	159
3. Number of peace constituencies / stakeholders expressing support for the peace processes	14
Output Indicators
1. Percentage of socio-economic interventions delivered	95%
2. Number of localized NAPWPS implemented	20
3. Percentage of target peace constituencies / stakeholders capacitated on peacebuilding and CSPP approaches towards supporting the peace processes	95%

V. OPTICAL MEDIA BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Optical Media Industry effectively regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Optical Media Industry effectively regulated

OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Maintain the Philippine status of not being included in the 301 Watchlist (USTR)		Not to be included in 301 Watchlist (USTR)
Output Indicators
1. Percentage of registrations and licenses acted upon within the prescribed timeframe		80%
2. Number and percentage of Inspection Orders served on optical media establishments acted upon within the prescribed timeframe		2,400 80%
3. Percentage of:
a. administrative cases filed / charged within fifteen (15) days; and		80%
b. clearances issued within the day		80%

DECEMBER 29, 2017	OFFICIAL GAZETTE	347
OTHER EXECUTIVE OFFICES

W. PASIG RIVER REHABILITATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Environmental Quality Improved

ORGANIZATIONAL OUTCOME

Waterways (Pasig River System) Rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Waterways (Pasig River System) Rehabilitated
PASIG RIVER REHABILITATION PROGRAM

Outcome Indicators
1. Percentage reduction of solid waste in the waterways	35,060 ISFs	61. 63%
2. Percentage of easement made accessible for public use	348,329.16 linear meters	11.88%
3. Percentage of Pasig River rehabilitated	348,329.16 linear meters	1.06%
Output Indicators
1. Total length (or area) of Environmental Preservation Areas (EPAs) developed	348,329.16 linear meters	4,978.26 linear meters
2. Total number of coordination, monitoring, integration and execution (CMIE) efforts organized	58	100 CMIE efforts

X. PHILIPPINE COMMISSION ON WOMEN (NATIONAL COMMISSION ON THE ROLE OF FILIPINO WOMEN)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Gender-Responsiveness of Government Policies, Plans and Programs Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Gender-Responsiveness of Government Policies, Plans and Programs Improved

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WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of NGAs with improved level of gender responsiveness	36 NGAs	50% of target NGAs
Output Indicators
1. Percentage of stakeholders who rated the policy as good or better	70%	70%
2. Percentage of requests for technical support responded to within 15 days	100%	100%
3. Percentage of GAD Plans and Budget (GPB) and Annual Report (AR) submissions of NGAs reviewed within 30 days	30%	30%

Y. PHILIPPINE DRUG ENFORCEMENT AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of drugs suppressed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Supply of drugs suppressed

DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM
Outcome Indicator
1. Percentage decrease in barangay-drug affectation		25% decrease (3,415)
Output Indicators
1. Percentage of high value targets (HVTs) arrested in total arrests	total number of arrests	35% of total number of arrests
2. Number of High Impact Operations (HIOs) conducted and % to total operations conducted during the year	275 (16.46%)	300 are high impact operations
3. Percentage of drug-related information and reports acted upon which resulted to anti-drug operations	total drug-related information and reports acted upon	25% resulted to anti-drug operations

Z. PHILIPPINE RACING COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

DECEMBER 29, 2017	OFFICIAL GAZETTE	349
OTHER EXECUTIVE OFFICES

ORGANIZATIONAL OUTCOME

Fair and safe horse racing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fair and safe horse racing industry developed

HORSE RACING INCENTIVE PROGRAM
Outcome Indicators
1. Projected government revenue generated from gross sales	1,100,000,000	1,200,000,000
2. Generated Direct Employment	1,500	1,500
Output Indicators
1. Number of races conducted as scheduled according to standards	40 stakes races	45 stakes races
2. Amount of prize money and percentage of paid within 3 days after the race	61 million @ 100%	110 million @100%

HORSE RACING REGULATORY PROGRAM
Outcome Indicators
1. No. of license holders with 1 or more recorded violations in the last three years	200 Individuals	200 Individuals
2. Decrease in the number of accidents	26 cases in 2016	5% decrease
Output Indicators
1. Number of applicants for registration, permits, and licenses acted upon within one (1) month	4,000	4,000
2. Number of inspections and investigations undertaken	150	150
3. Percentage of enforcement actions undertaken and resolved as a percentage of the total number of violations	100%	100%

AA. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Universal and transformative social protection for all achieved

3.	Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access of the urban poor to asset reform, human development, basic services and other programs enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATOR (PIs)	BASELINE	2018 TARGETS

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Access of the urban poor to asset reform, human development, basic services and other programs enhanced

URBAN POOR COORDINATION AND SUPPORT PROGRAM
Outcome Indicators
1. Percentage of training participants rating the training as good or better	100%	100%
2. Percentage of Urban Poor Organizations well-informed of the urban poor related laws and government programs and services they may avail		90%
Output Indicators
1. Number of capability building / training to Urban Poor Organizations conducted	461	475
2. Number of Urban Poor Organizations issued Certificate of Accreditation		274
3. Percentage of demolition and eviction activities reported to PCUP monitored		90%

AB. PHILIPPINE SPORTS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Participation in local and international sports competition and source of Filipino athletic talents increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Source of athletic talents widened

AMATEUR SPORTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in grassroots athletes competing in the Philippine National Games and Batang Pinoy Games	24,040	10%
2. Percentage increase in the number of Filipinos participating in Sports-For-All activities	129,948	10%
3. Percentage increase in the number of national athletes participating in international and national competitions	1,454	5%
Output Indicators
1. Number of LGUs sending delegates in PSC competitions	274	5%
2. Number of promotional events / activities held	68	10%
3. Number of national athletes and coaches supported	984	5%

DECEMBER 29, 2017	OFFICIAL GAZETTE	351
OTHER EXECUTIVE OFFICES

AC. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

The Presidential policy reform agenda and the Administration’s program of governance promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
The Presidential policy reform agenda and the Administration’s program of governance promoted

LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of measures in the President’s Legislative Priorities shepherded towards the advance stages of the legislative process	75% (40 bills)	75% (40 bills)
2. Percentage of other congressional measures harmonized and made consistent with the standards and policies of the Administration	100% (50 bills)	100% (50 bills)
3. Percentage of issues addressed to enhance executive-legislative relations	100% (25 bills)	100% (25 bills)
Output Indicators
1. Number of advisories / reports relative to legislative / congressional concerns prepared and submitted to the President / Cabinet	3,746	3,746
2. Number of interventions employed which led to consensus among stakeholders and the harmonization of pending measures in Congress with the policies of the Administration	2,007	2,007
3. Number of presidential activities / engagements with legislators and other stakeholders facilitated	147	147

AD. PRESIDENTIAL MANAGEMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive decision inputs and staff support to the Presidency

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Responsive decision inputs and staff support to the Presidency

PRESIDENTIAL STAFF SUPPORT PROGRAM
Output Indicators
1. Percentage of briefers and / or profiles for Presidential engagements submitted		100%
2. Percentage of directive monitoring reports submitted		100%
3. Percentage of Presidential engagement managed		100%

AE. FERTILIZER AND PESTICIDE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture expanded and access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

Fertilizer and pesticide products and handlers regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fertilizer and pesticide products and handlers regulated

FERTILIZER AND PESTICIDE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of handlers and products monitored / inspected with detected violations	1%	1%
2. Percentage of Notice of Violations and Order issuances that resulted into cases filed / litigated	0%	0%
Output Indicators
1. Percentage of regulatory documents issued within the prescribed time frame	92%	93%
2. Percentage of submitted reports that resulted in the issuance of notice of violations and penalties imposed	1%	1%

DECEMBER 29, 2017	OFFICIAL GAZETTE	353
OTHER EXECUTIVE OFFICES

AF. PHILIPPINE COMPETITION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Consumer welfare improved

2.	Market efficiency improved

ORGANIZATIONAL OUTCOME

Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

COMPETITION POLICY ENFORCEMENT PROGRAM
Outcome Indicator
1. Stakeholder awareness of competition policy in the Philippines		1%
Output Indicators
1. Number of advocacy and communication activities completed		12
2. Percentage of complaints and competition-related issues investigated or studied		90%
3. Percentage of mergers and acquisitions reviewed within the prescribed timeframe		90%

AG. NATIONAL YOUTH COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Coordination of government actions for the development of the youth improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS

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Coordination of government actions for the development of the youth improved

YOUTH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in LGUs with Local Youth Development Plan	20%	30%
2. Percentage of accomplishment of agencies’ commitment to the Philippine Youth Development Plan	10%	30%
Output Indicators
1. Number of youth policy advisories and advocacies accomplished		16
2. Number of youth and youth-serving organizations provided with technical assistance		42,036 youths; 100 youth- serving organizations
3. Number of youth organizations mobilized for various advocacies		600

AH. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

3.	Income-earning ability increased

4.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Employability increased and/or enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Employability increased and / or enhanced

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rate policies / plans as good or better	93%	93%
Output Indicators
1. Number of National, Regional / Provincial TESD plans formulated / updated	98	1 National Progress Report

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage compliance of TVET programs to TESDA, industry, and industry standards and requirements	71%	85%
2. Percentage of TVET graduates that undergo assessment for certification	84%	85%

DECEMBER 29, 2017	OFFICIAL GAZETTE	355
OTHER EXECUTIVE OFFICES

3. Percentage of TVET programs with tie-ups to industry		42%
Output Indicators
1. Percentage of registered accredited TVET programs audited	95%	100%
2. Percentage of skilled workers issued with certification within 7 days of their application	70%	90%
3. Number of consultations, orientations and workshops for development of competency standards / training regulations		200

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of graduates from technical education and skills development scholarship programs that are employed		65%
Output Indicators
1. Number of graduates from technical education and skills development scholarship programs	188,884	232,633
2. Number of training institutions / establishments / assessment centers provided with technical assistance	5,497 (4,012 TVIs & 1,485 ACs)	5,771 (4,211 TVIs & 1,560 ACs)
3. Number of TESDA Technology Institutions (TTIs) graduates	231,859	231,859

AI. COOPERATIVE DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

ORGANIZATIONAL OUTCOME

Growth and viability of cooperative enterprises improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Growth and viability of cooperative enterprises improved

COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage and number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively	N / A	5% (244)-from micro to small 5% (132)-from small to medium
2. Percentage and number of cooperatives implementing best practices	N / A	10% (1,153)
3. Number of cooperative business process facilitated through value chain	N / A	300
Output Indicator(s)
1. Percentage and number of registered cooperatives provided with technical assistance	N / A	50% (10,458)

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2. Percentage of clients who rated the technical assistance or other development intervention as good or better	80%	80%
3. Percentage of technical assistance or other development intervention rendered within the prescribed period	80%	80%

COOPERATIVE REGULATION PROGRAM
Outcome Indicator(s)
1. Percentage of cooperatives compliant with laws, policies and regulations	N / A	50%
Output Indicator(s)
1. Percentage of applications for registration of cooperatives and amendments to their Articles of Cooperation and By-Laws (ACBL) acted upon within the prescribed period	100% (1,320)	100%
2. Percentage of cooperatives which rated registration / amendment processes as good or better	80% (1,721)	80%
3. Percentage of registered cooperatives inspected / examined within the year	100% (14,118)	100%
4. Percentage of non-compliant cooperatives complying with sanctions and directives	60% (1,166)	60%
5. Percentage of violations / complaints acted upon within fifteen (15) days after knowledge of violations or upon receipt of complaint	80% (567)	80%

DECEMBER 29, 2017	OFFICIAL GAZETTE	357
AUTONOMOUS REGION IN MUSLIM MINDANAO

XXVIII. AUTONOMOUS REGION IN MUSLIM MINDANAO

A. AUTONOMOUS REGIONAL GOVERNMENT IN MUSLIM MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and Lasting Peace Attained

ORGANIZATIONAL OUTCOME

1.	Open, transparent, accountable and inclusive governance practiced and sustained in ARMM

2.	Environment for more secured communities in ARMM improved and sustained

3.	Investments, employment and income in ARMM increased

4.	Access of ARMM communities to basic services for human capital development improved

5.	Infrastructure development for socio-economic growth in the region accelerated

6.	Integrity of ecosystems, adaptation to climate change, and disaster resilience of communities in ARMM enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Open, transparent, accountable and inclusive governance practiced and sustained in ARMM

REGIONAL LEGISLATIVE PROGRAM
Outcome Indicators
1. Percentage of bills enacted and implemented	92%	93%
Output Indicators
1. Number and percentage of bills approved	20 / 80%	21 / 85%
2. Number and percentage of resolutions adopted	60 / 95%	60 / 95%
3. Number and percentage of journals published	88 / 75%	88 / 75%

ADMINISTRATION OF REGIONAL AUTONOMY AND FINANCIAL RESOURCES MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of ARMM agencies / LGUs which rated the fund management services as good or better	80%	90%
2. Percentage of ARMM frontline agencies where performance are rated satisfactory or better by their clients	80%	90%
Output Indicators
1. Percentage of recipient ARMM agencies end LGUs which received their funds regularly and on time	85%	95%
2. Percentage of major frontline and locally funded agencies which received their fund regularly and on time	85%	95%

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Environment for more secured communities in ARMM improved and sustained

PEACE, LAW AND ORDER, AND HUMAN RIGHTS PROTECTION AND PROMOTION PROGRAM
Outcome Indicator
1. Percentage decrease in recorded crime incident / insurgency attack	5%	10%
2. Percentage increase on human rights violation cases recommended for prosecution or administrative actions that are acted upon	2%	2%
Output Indicators
1. Number and percentage of families reconciled and reunited (RIDO)	20 / 10%	20 / 10%
2. Number and percentage of victims of human rights abuse provided assistance	696 / 80%	696 / 80%

Investments, employment and income in ARMM increased

AGRICULTURE, FISHERY AND LAND REFORM PROGRAM
Outcome Indicators
1. Percentage of agriculture and fisheries beneficiaries who rated the Technical Assistance as satisfactory or better	55%	63%
2. Percentage of farmers maintaining the ownership of the award to total ARBs whose titles have been issued	10%	23%
3. Percentage increase in agricultural productivity	1.5%	2.5%
4. Percentage increase in agricultural household income	2%	3.5%
Output Indicators
1. Number of agriculture and fisheries beneficiaries rendered Technical Assistance	2,794	3,893
2. Total area acquired, surveyed and distributed to agrarian reform beneficiaries (ARBs) (in hectares)	950	998
3. Number and percentage of submitted cases disposed / resolved	373 / 100%	392 / 100%

EMPLOYMENT PROMOTION AND DEVELOPMENT OF INDUSTRIAL PEACE MAINTENANCE PROGRAM
Outcome Indicators
1. Placement rate of qualified jobseekers	95%	95%
2. Percentage of Special Program for Employment of Students (SPES) beneficiaries who graduated from Tech Voc or College Courses	100%	100%
3. Number of labor and management representatives and other stakeholders who attended the public consultations	400	450
Output Indicators
1. Number and percentage increase of Job Fairs / Special Recruitment Activities (SRA) conducted	30 / 95%	30 / 95%
2. Number and percentage increase of Labor Relations, Human Relations and Productivity orientation-seminars / trainings conducted	20 / 95%	25 / 95%
3. Number and percentage of displaced families / beneficiaries provided with Kabuhayan Starter Kit / Emergency Employment	3,000 / 95%	3,500 / 95%
4. Number of college / voc-tech graduates employed under DOLE-Government Internship Program (GIP)	300	400

DECEMBER 29, 2017	OFFICIAL GAZETTE	359
AUTONOMOUS REGION IN MUSLIM MINDANAO

5. Number and percentage of Wage Orders / Implementing Rules / Resolutions / Memorandum Circulars issued and copies distributed	789 / 95%	830 / 100%

TRADE, INDUSTRY AND INVESTMENT DEVELOPMENT, PROMOTION AND REGULATORY PROGRAM
Outcome Indicators
1. Amount of investments targeted achieved	900 M	2.11 B
2. Percentage increase in revenue from the previous year from trade fairs / exhibits	20%	25%
3. Percentage increase in SMEs	10%	10%
4. Percentage increase in number of domestic and foreign tourists	10%	10%
Output Indicators
1. Number and percentage increase of promotion activities / events conducted (trade fairs / exhibits)	30 / 100%	30 / 100%
2. Number and percentage of Business Name Registration (BNR) processed	1,807 / 10%	1,987 / 10%
3. Number and percentage of SMEs provided skills training / capability building services	25 / 20%	30 / 20%
4. Number and percentage increase of cooperatives monitored / supervised	566 / 100%	5,400 / 100%

Access of ARMM communities to basic services for human capital development improved

HEALTH AND NUTRITION PROGRAM
Outcome Indicators
1. Percentage of fully immunized children	32.17%	81%
2. Modern contraceptive prevalence rate	35%	41%
3. Percentage decrease in occurrence of preventable diseases	5%	5%
4. Percentage of facility based births	58.86%	70%
Output Indicators
1. Number of out-patients and in-patients managed	241,062 / 89,373	365,523 / 121,508
2. Number and percentage of persons given vaccination against preventable diseases	600,542 / 100%	600,542 / 100%
3. Number and percentage of persons with disease provided with health intervention	365,523 / 95%	365,523 / 95%

EDUCATION, SCIENCE AND TECHNOLOGY PROGRAM
Outcome Indicators
1. National Achievement Test (NAT) rating of Grade 6 pupils and 4th year students	Grade 6 : 60%	64%
	4th Year: 41%	46%
2. Number and percentage of higher education institutions (HEIs) receiving support for accreditation	0 / 0%	4 / 5%
3. Percentage of TVI graduates who are employed	10.17%	30%
Output Indicators
1. Number of pupils enrolled in public kindergarten, elementary and secondary schools	Kindergarten: 95,575	97,267
	Elementary: 603,455	648,787
	High School: 140,362	151,619
2. Number and percentage of HEIs evaluated, monitored and supervised	66 / 90%	66 / 90%
3. Percentage of registered TVIs operating in accordance with existing laws and regulations	69%	90%
4. Number and percentage increase of technologies transferred / promoted and commercialized	22 / 0%	22 / 0%
5. Number and percentage increase of R&D activities supported	8 / 0%	8 / 0%

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SOCIAL WELFARE AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage of poor families provided with two (2) or more Social Welfare and Development (SWD) services	26%	30%
2. Percentage of children in Community Development Centers and Supervised Neighborhood Play with maintained and improved nutritional status	5%	10%
3. Percentage of registered / accredited SPSP complying with the prescribed standard	90%	95%
Output Indicators
1. No. and percentage increase of Social Protection Service Providers (SPSP) registered, licensed / accredited and monitored	7,898 / 79%	10,000 / 100%
2. Number and percentage of families / individuals provided with community and center-based services	57,787 / 27%	64,440 / 30%
3. Number and percentage of IDP families who are victims of natural calamities / armed conflict provided with emergency relief assistance	19,740 / 39%	50,000 / 100%

Infrastructure development for socio-economic growth in the region accelerated

TRANSPORTATION AND COMMUNICATION REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in collection remitted to Office of the Regional Treasurer (ORT)	3%	3%
2. Percentage of infra facilities identified as needing repair	2%	2%
Output Indicators
1. Percentage of regulatory documents issued according to prescribed timeline of 5 – 10 minutes	3%	3%
2. Percentage of clients who rated the services as satisfactory or better	85%	90%
3. Number and percentage of transport infrastructure maintained and supervised	4 / 100%	4 / 100%

ROAD NETWORK AND OTHER PUBLIC INFRASTRUCTURE FACILITIES PROGRAM
Outcome Indicators
1. Percentage of the rural population living within 2km of an all-season road	92%	92%
2. Percentage of families with potable water	33%	33%
Output Indicators
1. Number of water supply projects maintained	87	87
2. Number of roads constructed / rehabilitated / improved (km)	361.65	361.65
3. Length of roads maintained (km)	992.51	992.51
4. Number of ports and shore protection maintained	28	64
5. Bridges constructed and maintained (Linear meter)	6,723.88	6,723.88

Integrity of ecosystems, adaptation to climate change, and disaster resilience of communities in ARMM enhanced

ENVIRONMENTAL CONSERVATION AND MANAGEMENT AND HUMAN SETTLEMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of forests and protected areas protected and maintained	16.80%	33.40%

DECEMBER 29, 2017	OFFICIAL GAZETTE	361
AUTONOMOUS REGION IN MUSLIM MINDANAO

2. Percentage of establishments that complied with the environmental conditions for the last two (2) years	90%	95%
3. Number of LGUs provided TA which were able to complete CLUP and prepare ZO	16	16
Output Indicators
1. Percentage of permits / licenses / clearances / patents issued according to prescribed timelines	80%	85%
2. Percentage increase of hectares reforested and rehabilitated	9%	10%
3. Percentage of air and water pollution clearances processed and issued according to prescribed timeline of three (3) hours	90%	95%

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XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced

LEDAC SECRETARIAT SUPPORT PROGRAM
Outcome Indicator(s)
1. Rate of satisfaction of key officials on the secretariat support provided by LEDAC secretariat	Better	Better

2. Set of approved Common Legislative Agenda (CLA) that signifies the commitment of both the Executive and the Legislative to pursue priority legislations that are essential to the realization of the goals of the national economy

	N / A	1 set
3. Percentage (%) of bills included in the approved CLA that have been identified as priority legislations in the Philippine Development Plan (PDP)	N / A	50%
Output Indicator(s)
1. Number of interventions employed to effectively address concerns on CLA	N / A	12 meetings
2. Number of monitoring reports / activities on CLA conducted	N / A	4 reports

DECEMBER 29, 2017	OFFICIAL GAZETTE	363
THE JUDICIARY

XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Independent, Effective and Efficient Administration of Justice

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Independent, Effective and Efficient Administration of Justice

ADJUDICATION PROGRAM
Output Indicators
1. Number of resolutions / decisions
Supreme Court	5,840	6,000
Regional Trial Courts	138,812	207,791
Metropolitan Trial Courts	85,376	85,376
Municipal Trial Courts in Cities	66,086	84,222
Municipal Circuit Trial Courts	17,787	21,626
Municipal Trial Courts	20,062	25,957
Sharia District Courts	14	15
Sharia Circuit Courts	395	435
Child and Family Courts	30,083	41,857
2. Disposition rate of the courts
Supreme Court	45%	41%
Regional Trial Courts	23%	21%
Metropolitan Trial Courts	64%	67%
Municipal Trial Courts in Cities	48%	59%
Municipal Circuit Trial Courts	40%	41%
Municipal Trial Courts	39%	46%
Sharia District Courts	15%	10%
Sharia Circuit Courts	31%	24%
Child and Family Courts	30%	38%

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B. PRESIDENTIAL ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Presidential and Vice Presidential electoral cases/contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fair and speedy resolution of Presidential and Vice Presidential electoral cases / contests achieved

ADJUDICATION OF PRESIDENTIAL AND VICE PRESIDENTIAL ELECTORAL PROTEST PROGRAM
Output Indicators
1. Number of pleadings filed and acted upon	—	80
2. Percentage of contested ballots reviewed and appreciated before expiration of the term of office contested	—	10%
3. Number of case disposals	—	0

C. SANDIGANBAYAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered

DECEMBER 29, 2017	OFFICIAL GAZETTE	365
THE JUDICIARY

CASE MANAGEMENT SUB-PROGRAM
Output Indicators
1. Number of total cases processed (filed, docketed, raffled, assigned and calendared)	4,585	4,199
2. Percentage reduction in aging of court cases from filing to disposition	8.09%	8.41%
Output Indicator
1. Percentage of cases disposed	371 (8.09%)	353 (8.41%)

D. COURT OF APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of cases independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Judgment of cases independently, effectively and efficiently rendered

APPELLATE ADJUDICATION PROGRAM
Outcome Indicators
1. Resolution rate of cases	42%	44%
2. Rate of reduction of aging of cases from filing to disposition	11.94%	12.50%
3. Percentage of court users who believe court is accessible, accurate, timely, knowledgeable and courteous service	95%	95%
Outcome Indicators
1. Number of cases disposed	13,950	14,520
2. Percentage of cased filed this year that were disposed	43%	44%

E. COURT OF TAX APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of tax cases independently, effectively and efficiently administered

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Judgment of tax cases independently, effectively and efficiently administered

TAX APPELLATE ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage of cases disposed of over cases filed	73.09%	76.80%
Output Indicators
1. Number of cases received / handled	1,733	1,371
2. Number of cases disposed	440	352

DECEMBER 29, 2017	OFFICIAL GAZETTE	367
CIVIL SERVICE COMMISSION

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Improved quality of civil servants

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Improved quality of civil servants

CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM

CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of utilization of data for policy and program development of agencies		For baseline setting
2. Percentage of stakeholders who rate the policies as satisfactory or better	88.29%	70%
3. Percentage increase in the number of accredited agencies with PRIME HRM Bronze Level Award		For baseline setting
4. Number / Percentage of agencies with functional Strategic Performance Management System (SPMS)	98.76% (2,478 / 2,509 agencies)	New set of target agencies based on mapping

Output Indicators
1. Percentage of assisted agencies compliant with PRIME HRM Systems	27.90%	10%
	(298 / 1,068 agencies)
(Maturity Level 2: Process-defined HR Systems) [RECOGNITION]
2. Timely updating of Government Human Resource Inventory (Annual)		For baseline setting
3. Percentage / number of authenticated copies of requested records issued within prescribed time		For baseline setting

PUBLIC ASSISTANCE SUB-PROGRAM
Outcome Indicator
Output Indicators
1. Resolution rate (of received and referred complaints via PACD / CCB / 8888)		For baseline setting
2. Percentage / number of Frontline Service Offices (FSO) with Report Card Survey passing rate	88.65% (982 / 1,109 FSOs)	90%
3. Percentage / number of Frontline Service Offices (FSO) covered with Report Card Survey	100% (1,109 / ,1,109 FSOs)	100%

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CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM

CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM
Outcome Indicators
1. Absorption rate in government of eligibility passers		For baseline setting
2. Number / Percentage decrease in disapproved / invalidated appointments		For baseline setting
Output Indicators
1. Number / percentage increase in the pool of eligibles		For baseline setting
2. Number of civil service examination conducted according to time and venue planned		For baseline setting
3. Percentage of appointments acted upon over appointments received within one (1) hour and forty-five (45) minutes	100%	100%

CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM
Outcome Indicator
1. Percentage of trainees reporting application of learning (Level 3 Learning & Development Evaluation of Behavior / Application)		For baseline setting
Output Indicators
1. Number / percentage of Learning & Development participant days		For baseline setting
2. Overall Training Satisfaction Rating	97.29% VS with 63.85% Excellent Rating	94% Very Satisfactory

PUBLIC SECTOR UNIONISM SUB-PROGRAM
Outcome Indicator
1. Percentage decrease of CNA-related disputes (brought before the PSLMC or through Alternative Dispute Resolution)		For baseline setting
Output Indicators
1. Number / percentage of agencies with accredited public sector unions		For baseline setting
2. Number / percentage of accredited PSUs with CNAs		For baseline setting

ADMINISTRATIVE JUSTICE PROGRAM
Outcome Indicator
1. Administrative Case Disposition Rate (Promulgation Rate)		For baseline setting
Output Indicator
1. Case resolution rate		For baseline setting
B. CAREER EXECUTIVE SERVICE BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained

DECEMBER 29, 2017	OFFICIAL GAZETTE	369
CIVIL SERVICE COMMISSION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM
Outcome Indicator
Percentage of CES positions occupied by CESOs and CES eligibles	50%	50%
Output Indicators
1. Percentage of qualified and commendable officials recommended for appointment / adjustment in CES rank within one (1) month from submission of complete requirements	100%	100%
2. Percentage of officials with complete ratings processed within 30 days after the closing of online submission for all government agencies	100%	100%
3. Percentage of participants rating the training programs conducted at least very satisfactory	90%	90%

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XXXII. COMMISSION ON AUDIT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public accountability upheld and efficiency, economy and effectiveness of government programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public accountability upheld and efficiency, economy and effectiveness of government programs improved

GOVERNMENT AUDITING PROGRAM

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission		100%
2. 90% of 10% increase of audit recommendations implemented by agencies		9%
Output Indicators
1. Number of National Government Agencies with Annual Audit Report		1,615
2. Number of National Government audit reports issued on time		1,855
3. Number of National Government audit reports submitted to Congress and to the President		283

CORPORATE GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission		100%
2. 90% of 10% increase of audit recommendations implemented by agencies		9%
Output Indicators
1. Number of Corporate Government Agencies with Annual Audit Report		1,035
2. Number of Corporate Government audit reports issued on time		1,005
3. Number of Corporate Government audit reports submitted to Congress and to the President		479

DECEMBER 29, 2017	OFFICIAL GAZETTE	371
COMMISSION ON AUDIT

LOCAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%
2. 90% of 10% increase of audit recommendations implemented by agencies	9%
Output Indicators
1. Number of Local Government Agencies with Annual Audit Report	14,706
2. Number of Local Government audit reports issued on time	14,487
3. Number of Local Government audit reports submitted to Congress and to the President	391

SPECIAL AUDIT SUB-PROGRAM
Outcome Indicators
1. Number of criminal cases filed in court based on Fraud / Special Audit Reports	23
2. Number of administrative cases adjudicated / docketed by the Ombudsman based on Fraud / Special Audit Report	23
Output Indicators
1. Number of Fraud Case Evaluation Reports submitted by teams from FAO	250
2. Number of Fraud / Special Audit Reports released to audited agencies	57
3. Number of Fraud / Special Audit Reports submitted to the Office of the Ombudsman, Congress and oversight bodies	46

TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM
Outcome Indicators
Percentage of Information System (IS) / Information Technology (IT) / Internal Control (IC) audit / evaluation recommendations accepted and implemented by the auditees	100%
Output Indicators
1. Number of Technical Evaluation Reports rendered	8,922
2. Number of Inspection Reports rendered	12,095
3. Number of Appraisal Reports rendered	1,081
4. Number of IS / IT / IC audits / evaluation conducted	58

GOVERNMENT ACCOUNTANCY PROGRAM
Outcome Indicators
1. 100% of approved Annual Financial Reports (AFRs) and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAOD) submitted / transmitted to the Office of the President and Congress on or before September 30 and April 30, respectively	100%
2. 100% of standards developed / disseminated were implemented	95%
3. 100% of rules and regulations disseminated were implemented	100%

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4. Percentage of increase in the number of agencies using COA-developed computerized applications on government accounting and financial management which submitted their financial statements and other reports for external audit within three to six months of the end of the year	80%
Output Indicators
1. Number of AFRs / ARAOD submitted to the President and Congress on or before September 30 and April 30, respectively	4
2. Number of agency users trained and assisted on the use of the COA developed computerized systems on government accounting and financial management	950
3. Number of government accounting standards, policies, rules and regulations formulated and developed for implementation in government agencies	19
4. Percentage of agencies which implemented COA-developed computerized systems on government and financial management	20%

GOVERNMENT FINANCIAL ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of decided cases that have been settled	69%
2. Percentage of COA Decisions appealed before the Supreme Court	12%
3. Percentage of COA Decisions affirmed by the Supreme Court	90%
Output Indicators
1. Number of pending and new cases decided	1,075
2. Number of decisions of the Directors affirmed by the Commission Proper	408
3. Number of final and executory cases enforced	505

DECEMBER 29, 2017	OFFICIAL GAZETTE	373
COMMISSION ON ELECTIONS

XXXIII. COMMISSION ON ELECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Free, orderly, honest and credible political exercises

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Free, orderly, honest and credible political exercises

VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of increase of new registrants during registration period	2.16% (NLE)	1.08% (NLE)
	7.83% (BSKE)	0% (BSKE)
2. Percentage of cleansed database of registered voters	1.36%	14.80%
Output Indicators
1. Number of Voter Education / Information Campaign conducted	28	24
2. Number of applications for registration, transfer of registration records, change / correction of entries, reactivation, and reinstatements / inclusions filed and acted upon	1,834,242	8,303,538
3. Number of registration records cancelled (death), deleted (AFIS and double entry), deactivated and reactivated	756,216	8,248,411

ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM
Outcome Indicator
1. Increase in public acceptance rating		No Elections
Output Indicators 1. Number of elections held (for years with election)	1	6 (Recall)
2. Number of Command Conferences / Meetings / Discussions conducted with election stakeholders / deputies / media	3	6

ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM
Outcome Indicator
1. Increase in percentage of electoral protests resolved within an election cycle		1.63%
Output Indicators
1. Number of cases filed:
– Election Protest Case, Election Appeal Case (Automated and Barangay)	206	43
– Special Action Case	660	700
– Special Proceedings	216	250
– Election Matter	87	90
– Special Cases	33	0

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2. Number of cases resolved:
– Election Protest Case, Election Appeal Case (Automated and Barangay)	173	64
– Special Action Case	559	490
– Special Proceedings	205	175
– Election Matter	48	63
– Special Cases	9	0

DECEMBER 29, 2017	OFFICIAL GAZETTE	375
OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2. Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Reduced incidence and impact of corruption and red tape

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Reduced incidence and impact of corruption and red tape

ANTI-CORRUPTION INVESTIGATION PROGRAM
Outcome Indicators
1. Percentage of completed fact-finding investigations and lifestyle checks resulting in the filing of criminal and / or administrative cases	16.50%	17.88%
2. Percentage of criminal and civil cases filed in court not resulting in quashal of information or outright dismissal of case	84.40%	86%
Output Indicators
1. Percentage of fact-finding investigations and lifestyle checks completed	20%	20%
2. Percentage of criminal and forfeiture cases investigated and resolved	40%	40%
3. Percentage of criminal and forfeiture cases investigated and resolved within a one-year period	15%	17%

ANTI-CORRUPTION ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of criminal and civil cases tried in court not resulting in an approved demurrer to evidence	10%	10%
2. Percentage of criminal and civil cases decided by the court resulting in conviction of at least 1 accused	25%	25%
3. Percentage of decisions in appealed administrative cases affirmed by the appellate courts	84.50%	85.10%
Output Indicators
1. Percentage of administrative cases adjudicated	40%	40%
2. Percentage of administrative cases adjudicated within a one-year period	14.50%	16%

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OMBUDSMAN PUBLIC ASSISTANCE PROGRAM
Outcome Indicator
1. Percentage of frontline service feedback with a rating of at least very satisfactory Output Indicator	75%	75%
1. Percentage of requests for assistance and grievances resolved or acted upon within the prescribed time	77%	77%

CORRUPTION PREVENTION PROGRAM
Outcome Indicator	75%	75%
1. Percentage of satisfied integrity promotion program beneficiaries Output Indicators
1. Number of integrity assessments conducted or corruption diagnostics conducted	40	40
2. Number of integrity and anti-corruption advocates capacitated and mobilized	9,000	9,000

DECEMBER 29, 2017	OFFICIAL GAZETTE	377
COMMISSION ON HUMAN RIGHTS

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS (CHR)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

1.	Violations of human rights effectively addressed and remedied

2.	Human rights culture evolved and sustained

3.	Human rights mechanism strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Violations of human rights effectively addressed and remedied

HUMAN RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase on human rights violation cases recommended for prosecution or administrative actions that are acted upon		5%
2. Percentage of clients who are satisfied with the quality and timeliness of the delivery of protection services		70%
Output Indicators
1. Percentage of human rights cases resolved within the prescribed period	67%	70%
2. Percentage of claims for financial assistance processed within the prescribed period		70%
3. Number of verified cases of killing, kidnapping, enforced disappearance, arbitrary detention and torture of journalists, associated media person, trade unionists and human rights advocates in the previous 12 months		50
4. Percentage of programmed visitations on jails / detention centers implemented		60%

Human rights culture evolved and sustained

HUMAN RIGHTS PROMOTION PROGRAM

Outcome Indicators
1. Percentage increase in the number of participants who passed the post training tests	3.76%	3%

Output Indicators
1. Percentage of programmed trainings, education activities and information campaigns implemented	85%	85%
2. Percentage of programmed IEC materials developed and disseminated	85%	85%

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Human rights mechanism strengthened

HUMAN RIGHTS POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage increase in bills or draft executive issuances that have incorporated or used human rights policy issuances		10%
Output Indicators
1. Number of programmed policy issuances submitted / released according to target	24	30
2. Percentage of treaty reports and human rights situationer reports issued / submitted on or before prescribed date		75%

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Establishment, restoration, preservation of the Memorial/Museum/Library/Compendium developed and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Establishment, restoration, preservation of the Memorial / Museum / Library / Compendium developed and sustained

HUMAN RIGHTS EDUCATION PROGRAM
Outcome Indicator
1. Percentage of visitors and patrons that rated the museum services as satisfactory or better Output Indicator		75%
1. Percentage of programmed exhibitions, educational activities, websites, offsite shrines, trainings, and information campaigns implemented		70%

DECEMBER 29, 2017	OFFICIAL GAZETTE	379
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A. 1. NATIONAL DAIRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the dairy sector enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Growth and competitiveness of the dairy sector enhanced

DAIRY INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the gross income of dairy farmers	P941,265.65	15%
2. Percentage of children with weight gains over the overall number of children served with milk	2,000 children	90%
Output Indicators
1. Number of dairy farmers / cooperatives trained	0	1,853
2. Increase in the number of dairy animals inventory for build-up of existing local animals and animal infusion in dairy areas	45,439 (2016)	52,457
3. Percentage increase in the number of children served in milk feeding program	1,064 children	88%
4. Volume of milk produced (’000 liters)	15,622.78	17,880.00

A. 2. NATIONAL TOBACCO ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity and income of tobacco farmers increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS

Productivity and income of tobacco farmers increased
TOBACCO INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in farmer’s net income per area / hectare	P70,000	4.30% (P73,000)
2. Percentage increase in yield per area / hectare	2,400 kg	0.21% (2,405 kg)
3. Percentage of completed R&D projects published in national or regional technology publications, journals or newsletters	4	50% (2)
Output Indicators
1. Number of farmer-cooperators / beneficiaries who availed production assistance	0	4,400
2. Number of farmer-cooperators / beneficiaries trained in alternative livelihood	0	450
3. Number of R&D projects completed	0	4

A.3. PHILIPPINE CROP INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Financial risk protection for agricultural producers increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Financial risk protection for agricultural producers increased

CROP INSURANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of subsistence farmers and fisherfolks provided with agricultural insurance	10%	40%
2. Level of insurance coverage on crops and non-crop agricultural assets (indemnity) (in Million pesos)	921.731 (2016)	959.000
Output Indicators
1. Number of subsistence farmers / fisherfolks covered / insured	651,132 (2016)	1,820,033
2. Percentage of premiums subsidized by government-subsistence farmers / Agrarian Reform Beneficiaries / fisherfolks	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	381
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3. Percentage of claims settlement responded within the prescribed time frame	71.98% (2016)	100%

A. 4. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fish ports and other post-harvest facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Fish ports and other post-harvest facilities and services enhanced

FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of fish port / fishery infrastructure facilities and services rated as satisfactory or better	106	122
Output Indicators
1. Number of fish ports constructed / rehabilitated / improved	0	3
2. Percentage of fish port projects completed according to plan schedule	17%	90%

A. 5. PHILIPPINE RICE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Adoption of high-quality seeds of developed/ released rice varieties and other technologies increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Adoption of high-quality seeds of developed / released rice varieties and other technologies increased

RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of farmers who adopted at least three rice and rice-based technologies in the project sites	0	70%
2. Percentage increase in palay yield in the project sites	less than 4 MT / ha less than 2.8 MT / ha	20% (irrigated) 15% (rainfed)
3. Percentage reduction in palay production cost	12 pesos / kg	20%
Output Indicators
1. Number of research projects implemented	114 (2017)	85
2. Percentage of research projects completed within the original / proposed timeframe	100%	100%
3. Number of farmers trained on rice production	314 (2016)	314

A. 6. PHILIPPINE SUGAR CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Credit financing assistance to Sugarcane Planters’ Cooperative / Federation / Associations and Sugar Mills / Refineries increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Credit financing assistance to Sugarcane Planters’ Cooperative / Federation / Associations and Sugar Mills / Refineries increased

CREDIT FINANCING ASSISTANCE PROGRAM
Outcome Indicator
1. Percentage increase in the number of sugar planters’ cooperatives / federations / associations and sugar mills / refineries provided with financial assistance	9 (2016)	89% (8)
Output Indicators
1. No. of new loans granted to sugar planters’ cooperatives / federations / associations and sugar mills / refineries granted	9 (2016)	17
2. Percentage increase in credit financing utilized	147,000,000 (2016)	85% (125,000,000)

DECEMBER 29, 2017	OFFICIAL GAZETTE	383
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. 7. SUGAR REGULATORY ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the sugarcane industry sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Growth and competitiveness of the sugarcane industry sustained

SUGARCANE INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in MMT of Sugar produced	2.238	0.262
2. Increase in yield of sugarcane farms (TC / Ha)	56.25	2.75
3. Percentage (%) increase of farmers adopting samples distributed	25%	5%
Output Indicators
1. Number of block farms established organized or made operational	62	50
2. Number of scholarship beneficiaries funded
CHED	300	500
TESDA	381	1200
SRA	38	50
3. Number of sugarcane farmers / producers who availed of the credit assistance	0	1240
4. Number of product related research and development completed	30	35

B. DEPARTMENT OF ENERGY

B. 1. NATIONAL ELECTRIFICATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

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ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to electrification expanded

NATIONAL RURAL ELECTRIFICATION PROGRAM
Outcome indicator
1. Percentage increase of connections / identified potential consumers	88% potential connections	90% by 2018 up to 100% in 2022
Output indicator
1. No. of sitios completed and energized		1,817 sitios

B. 2. NATIONAL POWER CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to electrification expanded

MISSIONARY ELECTRIFICATION PROGRAM
Outcome Indicators
1. Percentage increase in SPUG dependable capacity		10.88%
2. Percentage increase in transmission line length over the previous year	5.22%	35.95%
3. Percentage Increase in Substation Capacity over the previous year	5.88%	11.11%
Output Indicators
1. Commissioned capacity additions completed		30.65
2. Transmission Lines (ckt-kms) completed		296.35
3. Substation Facilities (MVA) completed		20.00

DECEMBER 29, 2017	OFFICIAL GAZETTE	385
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

C. DEPARTMENT OF FINANCE

C. 1. DEVELOPMENT BANK OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Consumer welfare improved

2.	Access to economic opportunities in industry and services for MSMEs, cooperative, and OFs increased

ORGANIZATIONAL OUTCOME

Balance sheet strengthened and lending to priority and other priority areas increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Balance sheet strengthened and lending to priority and other priority areas increased

DEVELOPMENT FINANCING PROGRAM
Outcome Indicators
1. Compliance with regulatory requirements on Capital Ratios (CAR, Tier 1 Capital Ratio, CET Ratio, as required under the BASEL III compliance of the BSP		greater than or equal to the BSP requirement
2. Percentage increase in net income		10% or P5.501 Billion
3. Past due rate		< 2.5%
Output Indicators
1. Percentage increase in the total loan portfolio over the last year	P243 Billion	20% of P291 Billion
2. Percentage of loans provided for: a) infrastructure projects; and b) MSMEs		10% increase
3. Top 3 Geographical distribution of loans		P166.428 Billion (NCR, Southern Tagalog, Northern Mindanao)

D. DEPARTMENT OF HEALTH

D. 1. LUNG CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable pulmonary health care services assured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to quality and affordable pulmonary health care services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	9%	not more than 9%
2. Treatment success rate	90%	90%
Output Indicators
1. Hospital acquired infection rate	5%	not more than 5%
2. Triage response rate	98%	100%
3. Percentage of indigents assisted to total patients serviced		58%

D. 2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable renal health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to quality and affordable renal health care services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate		Not more than 5%
2. Treatment success rate	98.88%	92%
Output Indicators
1. Hospital acquired infection rate	1.44%	Less than 3%
2. Triage response rate	99.07%	Not less than 95%
3. Percentage of indigents assisted to total patients serviced		20%

D. 3. PHILIPPINE CHILDREN’S MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

DECEMBER 29, 2017	OFFICIAL GAZETTE	387
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Access to quality and affordable tertiary pediatric health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to quality and affordable tertiary pediatric health care services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	3.1%	not more than 5%
2. Treatment success rate	97%	not less than 95%
Output Indicators
1. Hospital acquired infection rate	2.41%	not more than 5%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced		60%

TRAINING AND RESEARCH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees who completed the program and passed certifying board exams		50%
2. Percentage of completed medical research presented and published	77%	78%
Output Indicators
1. Number of accredited training program sustained	33	34
2. Percentage of government professionals trained in affiliations and observership training program		40%
3. Percentage of research projects completed within proposed timeframe	100%	100%

D. 4. PHILIPPINE HEALTH INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Financial risk protection improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Financial risk protection improved

NATIONAL HEALTH INSURANCE PROGRAM
Outcome Indicators
1. Percentage of Filipinos with PhilHealth coverage (population coverage rate)	90.93% (93. 4M / 102.72M)	100%
2. Percentage of indigent members hospitalized without out-of-pocket expenditures	63%	70%
3. Percentage of sponsored program beneficiaries aware of PhilHealth benefits and services	n / a	100%
Output Indicators
1. Number of indigent families and senior citizens covered	100%	100%
2. Percentage of indigent families and senior citizens covered	100%	100%
3. No. of financially incapable families provided NHIP entitlements	n / a	1,250,000

D. 5. PHILIPPINE HEART CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable cardiovascular services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to quality and affordable cardiovascular services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	5.66%	not more than 5%
2. Treatment success rate	94%	95%
Output Indicators
1. Hospital acquired infection rate	1.40%	1.40%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced		67%

DECEMBER 29, 2017	OFFICIAL GAZETTE	389
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

D. 6. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage of researches adopted by the industry	1	100%
2. Percentage of certified T&CM practitioners and accredited facilities available to the public	142	80%
Output Indicators
1. Percentage of research projects completed within the last 3 years with results published in recognized journals or presented in local and international conferences	56%	80%
2. Percentage of research projects completed	100%	100%
3. Percentage of applications for certification of practitioners and accreditation of clinics and TAHC organizations acted upon within 15 days	100%	100%

E. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

E. 1. LOCAL WATER UTILITIES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Access of Filipinos to adequate Level III water supply and sanitation system improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access of Filipinos to adequate Level III water supply and sanitation system improved

WATER SUPPLY AND SANITATION PROGRAM
Outcome Indicators
1. Percentage increase on number of households in operational water district areas with direct access to level III potable water supply and sanitation	34.34%	36.87% (2.53%)
2. Percentage of local water districts eligible to grant FY 2017 Performance-Based Bonus	36%	43%
3. Percentage of population with access to potable operational water supply and adequate sanitation in water district areas	39.22%	43.66%
Output Indicators
1. Number of feasibility study / source development projects started	0	35
2. Number of financial evaluations completed	27	35

F. DEPARTMENT OF TOURISM

F. 1. TOURISM PROMOTIONS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Tourist arrivals and earnings/receipts increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Tourist arrivals and earnings / receipts increased

INTERNATIONAL PROMOTIONS PROGRAM
Outcome Indicator
1. No. of tourist arrivals in TPB’s international market	5,175,214	6,000,000
Output Indicators
1. No. of TPB-organized international promotions and events	9	12
2. No. of TPB-assisted projects / events (e. g. joint book promotions, booked events, won bids)	216	220

DECEMBER 29, 2017	OFFICIAL GAZETTE	391
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3. No. of seller participants in international promotions projects	435	440

DOMESTIC PROMOTIONS PROGRAM
Outcome Indicator
1. No. of tourist arrivals in TPB’s domestic market
Output Indicators
1. No. of TPB-organized domestic promotions and events	8	12
2. No. of seller participants in domestic promotions projects	16 regions	16 regions
	6 DOT attached agencies	6 DOT attached agencies

G. DEPARTMENT OF TRADE AND INDUSTRY

G. 1. AURORA PACIFIC ECONOMIC ZONE AND FREEPOST AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Business located and operating within the economic zone increased

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators		25
2. Number of generated employment		300
3. Amount of generated investment		P25 Million
Output Indicators
1. Number of infrastructure projects started		2
2. Percentage of infrastructure projects implemented in accordance with plans and specifications		100%
3. Number of infrastructure projects completed on schedule		2

G. 2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

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ORGANIZATIONAL OUTCOME

Increased Trade Promotion Activities

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Increased Trade Promotion Activities

EXPORT / TRADE PROMOTION PROGRAM
Outcome Indicators	1,207	1,267
1. Increase in number and percentage of SMEs in Export Promotion activities
2. Percentage of returning SMEs in Signature Events	47%	46%
3. Percentage increase in the amount of potential export orders	35%	5%
Output Indicators	US $304.77M	US $320.00M
1. Total export orders
2. Number of SMEs participating in Export Promotions	1,207	1,267
3. Number of Trade Buyers attending Export Promotion Events	16, 363	17,181

G. 3. PHILIPPINE ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Jobs generated within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
null

Provision of power subsidy
Outcome Indicators
1. Number of generated employment		1,408,977
2. Percentage increase in number of registered locators over last year	340	5%
Output Indicator	P962,213,000	5%
1. Percentage increase in the amount of income generated from operations over last year

DECEMBER 29, 2017	OFFICIAL GAZETTE	393
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

G. 4. SMALL BUSINESS CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased.

ORGANIZATIONAL OUTCOME

Sustainable MSMEs increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Sustainable MSMEs increased

PONDO SA PAGBABAGO AT PAG-ASENSO PROGRAM
Outcome Indicator
1. Number of provinces with highest poverty incidence benefitted by the Program		81
Output Indicators
1. Number of MSME beneficiaries		2,500
2. Pass-on rate by Microfinance Financing Institution		30% per annum

H. DEPARTMENT OF TRANSPORTATION AND COMMUNICATIONS

H. 1. LIGHT RAIL TRANSIT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, secure, responsive and reliable LRT services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Safe, secure, responsive and reliable LRT services provided

SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM

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Outcome Indicators
1. Optimal capacity in train systems achieved, in passengers per square meter (sq. m)	2015 – Line 2 = 5 minutes 2016 – Line 2 = 5 minutes	Line 2 = 4-5 minutes
2. Level of Service (LOS) / Service Quality in General	2015 – Line 2 = with Satisfactory Rating 2016 – Line 2 = with Satisfactory Rating	Line 2 = with Satisfactory Rating

H. 2. PHILIPPINE NATIONAL RAILWAYS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, reliable and efficient rail services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Safe, reliable and efficient rail services provided

RAILWAY SYSTEM MAINTENANCE PROGRAM
Outcome Indicators
1. Amount of rai1-revenues generated	P278,097,282	P549,896,033
2. Percentage of the surveyed riding public who rated the rail services as satisfactory or better	n / a	50%
3. Derailment accidents	0	0
Output Indicators
1. Number of bridges repaired and / or rehabilitated	0	2
2. Percentage increase of passenger trips completed per schedule	98.58%	98.75%
3. Number of passenger ferried / accommodated by safe and more reliable train operation considering 75% load factor	21,829,307	30,015,803
4. Number of stations restored and / or renovated	0	2

I. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

I.1. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Sound, stable and supportive macroeconomic environment sustained

2.	Lifelong learning opportunities for all ensured

DECEMBER 29, 2017	OFFICIAL GAZETTE	395
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Government policies and services, through the aid of policy research, improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Government policies and services, through the aid of policy research, improved

SOCIO-ECONOMIC POLICY RESEARCH PROGRAM
Outcome Indicator
1. Percentage of research projects completed within the last 3 years approved and utilized by policy makers / government agencies / stakeholders	100%	100%
Output Indicators
1. Number of research studies completed within the year	34	34
2. Percentage of research projects completed within the last 3 years submitted / presented to policymakers cited in an internationally referred or PIDS recognized journal	100%	100%

J. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

J.1. PEOPLE’S TELEVISION NETWORK, INCORPORATED

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded

PTV MODERNIZATION PROGRAM
Outcome Indicators
1. Audience share increased by greater than 2% annually	3.125 M average viewers / day	> 2% increase from previous year (3.5 M average viewers / day)

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2. Rate of news and public affairs program increased by greater than 10% annually	10 hrs. average / day	> 10% increase from previous year (13. 5 hrs. average / day)
Output Indicators
1. Audience Share (% Rating)	6.5%	9%
2. Transmission Coverage (% Signal Reach)	42%	45%
3. PTV Brand and Program Development	70%	90% or 54 programs

K. OTHER EXECUTIVE OFFICES

K. 1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Business located and operating within the economic zone increased

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	126	139
2. Number of generated employment	34,697	38,167
3. Amount of generated investment	P5.8 Billion	P6.38 Billion
Output Indicators
1. Number of infrastructure projects started		5
2. Percentage of infrastructure projects implemented in accordance with plans and specifications		100%
3. Number of infrastructure projects completed on schedule		5

K. 2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

DECEMBER 29, 2017	OFFICIAL GAZETTE	397
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of generated employment		2,331
Output Indicators
1. Number of road projects started		3
2. Percentage of completion of road projects		43.33%

K. 3. CREDIT INFORMATION CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and QFs increased

ORGANIZATIONAL OUTCOME

Credit Information System (CIS) ready for contribution and access

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Credit Information System (CIS) ready for contribution and access

General management and supervision
Outcome Indicator
1. Percentage of Financial Institutions or individual users who rated the credit reports as satisfactory or better	n / a	50%
Output Indicator
1. Number of credit reports added to system and percentage over total	n / a	P1,500,000

K. 4. CULTURAL CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

Promotion of Philippine Arts and Culture improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Promotion of Philippine Arts and Culture improved

PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of audiences who patronized CCP shows / productions, trainings and workshops	461,621	470,800
2. Percentage increase in the number of audiences	2.32%	2%
3. Percentage of clients who rated the facilities as good or better	92%	90%
Output Indicators
1. Number of events held in a year	922	950
2. Percentage increase in the number of productions	3.70%	3%

K. 5. DEVELOPMENT ACADEMY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Life long learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved

EDUCATION AND TRAINING PROGRAM
Outcome Indicators
1. Percentage contribution to the pool of trained successors to the CES positions		10%
2. Percentage of REPs institutionalized		20%
3. Percentage of multiplier effect activities implemented by grantees		18%
Output Indicators
1. Number of officers and senior technical personnel provided training / capacitated (intake)		140
2. Percentage of re-entry projects implemented		85%
3. Number of international projects / hostings implemented		17

DECEMBER 29, 2017	OFFICIAL GAZETTE	399
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM
Outcome Indicators
1. Percentage of trained public sector organizations that formulated Innovative Productivity Improvement Project plans	100%
2. Compliance rate of agencies to RBPMS conditions and requirements	100%
3. Percentage increase in the number of ISO 9001 QMS certifications in government	5%
Output Indicators
1. Number of local and international specialist trained	50
2. Number of agencies assisted in Innovative Productivity Improvement Projects (IPIP) development and innovation laboratory projects	4
3. Number of researched on public sector productivity issues completed	2

K.6. HOME GUARANTY CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to housing credit guaranty improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to housing credit guaranty improved

CREDIT GUARANTY PROGRAM ON HOUSING LOANS
Outcome Indicator
1. Percentage increase in the number of active partner banks, developers and other financial institutions	70	7%
Output Indicators
1. Total housing loans guaranteed		10,000 units
2. Total amount of loans guaranteed		P10 Billion
3. Percentage of guaranty enrollment applications completed within 15 working days upon receipt of complete required documentation		100%

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K. 7. NATIONAL FOOD AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Market efficiency improved

ORGANIZATIONAL OUTCOME

Food security for rice and corn ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Food security for rice and corn ensured

BUFFER STOCKING PROGRAM
Outcome Indicator
1. Rate of compliance to the Strategic Rice Reserve at national level	15 days	100%
Output Indicators
1. Volume of domestic palay procured (metric tons)	118,496	388,889
2. Percentage of total stored stocks maintained in good and consumable condition	98%	90%

K. 8. NATIONAL HOME MORTGAGE FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to secure shelter financing of low income families improved

SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM
Outcome Indicators
1. Increase in available funds for the development of housing for low-income families		P400,000,000
2. Decrease in the number of families living in unacceptable housing based on HUDCC Housing Needs Study		1,111

DECEMBER 29, 2017	OFFICIAL GAZETTE	401
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3. Percent of households provided with adequate housing	14,000	8%
Output Indicators
1. Total number of low-income families assisted		1,111
2. Amount of socialized housing loan receivables purchased from socialized housing originators		P500,000,000
3. Value of funds generated to sustain funds for socialized housing programs through securitization of assets		P400,000,000

K. 9. NATIONAL HOUSING AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate housing for low-income families provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Adequate housing for low-income families provided

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM
Outcome Indicators
Sub-program 1: Lot Development and Housing Construction Program
1. Percentage decrease in number of homeless low-income families	8.6%	9.3%
2. Percentage of houses built which remained unoccupied	58%	55%
3. Collection efficiency rate		36%
Output Indicators
Sub-Program 1 : Lot Development and Housing Construction Program
1. Number of lots / house and lot packages / housing units constructed / provided		124,874
2. Percentage of lots / house and lot packages / housing units completed within time agreed upon with beneficiaries		90%
3. Percentage of beneficiaries awarded with housing units who rated the lots / house and lot packages as satisfactory or better		89%

K. 10. NATIONAL IRRIGATION ADMINISTRATION

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GENERAL APPROPRIATIONS ACT, FY 2018

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Access to economic opportunities in industry by small farmers and fisherfolk increased

2.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Irrigation facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Irrigation facilities and services enhanced

IRRIGATION SYSTEMS RESTORATION / REPAIR / REHABILITATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of farmer beneficiaries with increased productivity (average yield / hectare)	20%	50%
2. Percentage increase in the average cropping intensity:
a. National Irrigation Systems	0	9%
b. Communal Irrigation Systems	0	8%
Output Indicators
1. Number of hectares irrigated in all cropping season
a. National Irrigation Systems	1,135,747	1,187,915
b. Communal Irrigation Systems	1,149,164	1,201,776
2. Number of hectares in irrigation systems restored	13,030	6,098
3. Kilometers of canal network repaired / rehabilitated with and without canal lining	459.98	1,210

IRRIGATION SYSTEMS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase of new service area developed	0.99%	2.75%
2. Percentage increase in the number of farmer beneficiaries	1.70%	4.55%
Output Indicators
1. Number of hectares of new service areas developed	16,562	28,000
2. Kilometer of new canals completed ready for irrigation water services	151.53	67

DECEMBER 29, 2017	OFFICIAL GAZETTE	403
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

K. 11. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Life long learning opportunities for all ensured

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Support for researches and scholarships of UPSE sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Support for researches and scholarships of UPSE sustained

TEACHING AND RESEARCH PROGRAM
Outcome Indicators
1. Percentage of graduate students and faculty who were supported and completed their scholarships on time	75%	80%
2. Number of research outputs in the last 3 years utilized by industry or by other beneficiaries	28	12
Output Indicators
1. Number of graduate students and faculty who availed of fellowship grants	42	52
2. Number of faculty research outputs completed within the year	3	6
3. Percentage of research outputs presented in internationally referred or UP recognized journal in the last 3 years	10%	50%

K. 12. PHILIPPINE COCONUT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in agriculture, forestry and fisheries expanded

ORGANIZATIONAL OUTCOME

Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced

COCONUT INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of coconut farmers	P28,142.38	P50,000
2. Percentage increase in yield of coconut palm products	45 nuts / tree / year	56 nuts / tree / year (24%)
3. Increase in recovery rate	60%	65%
Output Indicators
1. Number of consolidated / federated KAANIB SCFOs / Cooperatives at the provincial level	40	60
2. Number of KAANIB SCFOs / Cooperatives generating own revenue (village level)	242	280
3. Number of agro industrial hubs established, maintained or operationalized	5	20
Output Indicators
1. Number of coconut seedlings planted	19,829,512	20,000,000
2. Number of seedlings that survived in the last three (3) years	35,217,351	30,300,000
3. Increase in area planted with coconut seeds (in hectares)	3,500,000	3,678,000
Output Indicators
1. Number of coconut product research conducted	5	5
2. Number of coconut product research completed	5	n / a

OIL PALM INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of oil palm farmers (per hectare)	P50,000	P65,000 (30%)
2. Percentage increase in yield of oil palm products	10T / ha	13T / ha (30%)
Output Indicator
1. Percentage of palms planted of the total palms for planting	0.64%	1.07%
Output Indicators
1. Number of oil palm product research conducted	4	3
2. Number of oil palm product research completed	2	1

K.13. PHILIPPINE POSTAL CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient and on-time delivery of communications, goods and payment services enhanced

DECEMBER 29, 2017	OFFICIAL GAZETTE	405
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Efficient and on-time delivery of communications, goods and payment services enhanced

POSTAL SERVICE PROGRAM
Outcome Indicator
1. Volume of mail posted	8,867,540 (franking privilege)	12,471,506
Output Indicator
1. Percentage increase of revenues from last year	3,545,366 (2016)	at least 27%

K. 14. SOCIAL HOUSING FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low-income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Access to secure shelter financing of low-income families improved

HIGH DENSITY HOUSING PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	4,285 ISFs	5,287 ISFs
2. Collection Efficiency Rate	76.60%	84%
Output Indicators
1. Total number of ISFs residing in danger areas provided with land tenure security and upgraded site	4,285 ISFs	5,287 ISFs
2. Amount of loans released to legally-organized associations of ISFs residing in danger areas	P1,659,540,913.8	P773,630,000
3. Projects completed and awarded to households during the year	3 out of 10 HDH Projects	90% of FY 2016 taken out projects
4. Percentage of High Density Housing projects processed within turnaround time	100%	90%

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K. 15. SOUTHERN PHILIPPINES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Developmental projects for the improvement of Southern Philippines sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Developmental projects for the improvement of Southern Philippines sustained

General management and supervision
Outcome Indicator
1. Income generated by SPDA from existing projects		P1,123 Million
Output Indicator
1. Number of jobs generated from existing projects		16

K. 16. SUBIC BAY METROPOLITAN AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Jobs generated within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Jobs generated within the economic zone increased

Provision of power subsidy
Outcome Indicators
1. Number of generated employment		119,516
Output Indicators
1. Amount of income from operations		P 3,251,070,782

DECEMBER 29, 2017	OFFICIAL GAZETTE	407
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

K. 17. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Business located and operating within the economic zone increased

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	30	33
2. Number of generated employment	1,532	1,855
3. Amount of generated investment	P1,504 Million	P1,711.8 Million
Output Indicators
1. Number of infrastructure projects started	2	4
2. Percentage of infrastructure projects implemented in accordance with plans and specification		100%
3. Number of infrastructure projects completed on schedule		4

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XXXVI. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

1.	Ecological, safe and efficient solid waste disposal and management ensured

2.	Safe and smooth flow of traffic in Metro Manila thoroughfares assured

3.	Flood mitigation assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2018 TARGETS
Ecological, safe and efficient solid waste disposal and management ensured

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM
Outcome Indicators
1. Available capacity of current landfill space	21 yrs 6 mos lifespan	20 yrs 2 mos lifespan
2. Percentage of solid waste diverted as a result of recycling activities of LGUs	57% diversion rate	60% diversion rate
3. Percentage compliance of landfills of ECC requirements and other environmental regulations	100%	100%
Output Indicators
1. Percentage of daily reports on sanitary landfills filed	100%	100%
2. Number of monitoring activities conducted by MMDA and Multi-Partite Monitoring Team (MMT) to ensure operational environmental compliance	Quarterly monitoring	Quarterly monitoring
3. Number of information, education campaign on solid waste management conducted	240 seminars	324 seminars

Safe and smooth flow of traffic in Metro Manila thoroughfares assured

METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM
Outcome Indicators
1. Decrease in average travel time along major thoroughfares	2.47 mins / km	2.47 mins / km
2. Average time to resolve traffic obstruction along Metro Manila major thoroughfares	15 mins	15 mins
3. Percentage decrease of corruption reported in traffic operations	2.55%	50%
Output Indicators
1. Percentage of traffic obstructions / accident reports responded to within fifteen (15) minutes	100%	100%
2. Number and percentage of traffic constables deployed at designated major intersections and thoroughfares at all times	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	409
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

3. Percentage of reliability of traffic signal lights, countdown timers and CCTVs	96%	97%

Flood mitigation assured

METROPOLITAN MANILA FLOOD CONTROL PROGRAM
Outcome Indicators
1. Time of flood water subsidence (for rainfall intensity of less than 40mm / hr)	20 mins	within 20 mins
2. Percentage decrease in flooded areas	10%	10%
Output Indicators
1. Percentage reliability of all pumping stations and Effective Flood Control Operation System	100%	100%
2. Percentage of waterways and drainage systems declogged and desilted	100%	100%
3. Projects completed prior to on-set of rainy season	100%	100%

DECEMBER 29, 2017	OFFICIAL GAZETTE	409-A

STAFFING SUMMARY

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I. CONGRESS OF THE PHILIPPINES

A. Senate

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

President of the Senate	1	2,806
Senator	23	54,694
Secretary of the Senate	1	2,378
Sergeant-At-Aras IV	1	1,722
Deputy Secretary of the Senate	3	5,166
Director VI	6	10,332
Director V	8	12,336
Legislative Staff Head	28	43,164
Director VI	14	19,319
Head Executive Assistant	48	59,276
Director III	73	90,153
Director II	37	40,885
Director I	52	51,441

Total Key Positions	295	393,672

Other Positions

Administrative	3	840
Support to Technical	1,864	860,167
Technical	10	5,263

Total Other Positions	1,877	866,270

For the Difference Between the Authorized and Actual Salaries		27,330

Total Permanent Positions	2,172	1,287,272

Total Permanent Filled Positions	1,922	1,172,386

A.I. Senate Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the Senate Electoral Tribunal	1	1,722
Deputy Secretary of the Senate Electoral Tribunal	1	1,542
Director IV	1	1,380
Director III	16	19,760

Total Key Positions	19	24,404

DECEMBER 29, 2017	OFFICIAL GAZETTE	411
STAFFING SUMMARY, CONGRESS

Other Positions

Support to Technical	132	69,712
Technical	5	2,740

Total Other Positions	137	72,452

For the Difference Between the Authorized and Actual Salaries		242

Total Permanent Positions	156	97,098

Total Permanent Filled Positions	106	62,149

I. Commission on Appointments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the Commission on Appointments	1	2,378
Sergeant-At-Aras IV	1	1,722
Deputy Secretary of the Commission on Appointments	3	5,166
Legislative Staff Head	26	40,092
Director III	9	11,115

Total Key Positions	40	60,473

Other Positions

Support to Technical	245	119,431
Technical	3	2,483

Total Other Positions	248	121,914

For the Difference Between the Authorized and Actual Salaries		5,750

Total Permanent Positions	288	188,137

Total Permanent Filled Positions	216	152,227

412	OFFICIAL GAZETTE	VOL. 113, NO. 1
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C. House of Representatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Speaker of the House of Representatives	1	2,806
Member of the House of Representatives	286	680,113
Secretary-General of the House of Representatives	1	2,378
Sergeant-At-Arms IV	1	1,722
Deputy Secretary-General of the House of Representatives	11	18,946
Director V	20	30,839
Director IV	12	16,560
Director III	1	1,235
Director II	60	66,304
Chief Political Affairs Officer	287	317,220
Supervising Legislative Staff Officer III	2	1,978

Total Key Positions	682	1,140,101

Other Positions

Administrative	10	1,831
Support to Technical	3,033	1,210,685
Technical	186	168,646

Total Other Positions	3,229	1,381,162

For the difference between the Authorized and Actual Salaries		247,154

Total Permanent Positions	3,911	2,768,417

Total Permanent Filled Positions	3,687	2,605,187

C.1. House Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the House Electoral Tribunal	1	1,722
Deputy Secretary of the House Electoral Tribunal	1	1,542
Director IV	1	1,380
Director III	1	1,235
Attorney VI	5	5,526
Director II	16	17,682
Supervising legislative Staff Officer II	1	880

DECEMBER 29, 2017	OFFICIAL GAZETTE	413
STAFFING SUMMARY, CONGRESS

Total Key Positions	26	29,967

Other Positions
Support to Technical	167	67,281

Total Other Positions	167	67,281

For the Difference Between the Authorized and Actual Salaries		2,088

Total Permanent Positions	193	99,336

Total Permanent Filled Positions	120	66,094

414	OFFICIAL GAZETTE	VOL. 113, NO. 1
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II. OFFICE OF THE PRESIDENT

A. The President’s Offices

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

President of the Philippines	1	3,473
Executive Secretary	1	2,378
Presidential Spokesman	1	2,378
Presidential Assistant II	4	9,512
Commissioner III	4	6,890
Presidential Assistant I	11	18,945
Deputy Executive Secretary	4	6,888
Executive Director IV	1	1,542
Director V	1	1,542
Assistant Executive Secretary	8	12,336
Director IV	27	37,259
Deputy Executive Director IV	2	2,760
Director III	22	27,170
Director II	4	4,420
Attorney VI	9	9,948
Director I	1	989
Presidential Staff Officer VI	49	43,114
Internal Auditor V	3	2,640
Information Technology Officer III	3	2,640
Engineer V	2	1,760
Architect V	1	880

Total Key Positions	159	199,464

Other Positions

Administrative	580	118,257
Support to Technical	21	10,145
Technical	490	216,717

Total Other Positions	1,091	345,119

For the difference between the Authorized and Actual Salaries		8,667

Total Permanent Positions	1,250	553,250

Total Permanent Filled Positions	782	339,641

DECEMBER 29, 2017	OFFICIAL GAZETTE	415
STAFFING SUMMARY, OFFICE OF THE VICE-PRESIDENT

III. OFFICE OF THE VICE-PRESIDENT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Vice-President of the Philippines	1	2,806
Chief of Staff (OVP)	1	1,722
Assistant Chief of Staff (OVP)	1	1,542
Director IV	2	2,760
Chief Administrative Officer	2	1,760
Information Technology Officer III	1	880
Chief Accountant	1	880
Vice Presidential Staff Officer VI	6	5,280

Total Key Positions	15	17,630

Other Positions

Administrative	58	20,253
Support to Technical	4	2,408
Technical	57	28,355

Total Other Positions	119	51,016

For the difference between the Authorized and Actual Salaries		590

Total Permanent Positions	134	69,236

Total Permanent Filled Positions	112	58,698

416	OFFICIAL GAZETTE	VOL. 113, NO. 1
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IV. DEPARTMENT OF AGRARIAN REFORM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	2,378
Department Undersecretary	5	8,612
Board Member III	3	4,625
Department Assistant Secretary	3	4,625
Executive Director III	1	1,380
Regional Agrarian Reform Adjudicator	15	20,697
Director IV	27	37,257
Provincial Agrarian Reform Adjudicator	58	71,625
Head Executive Assistant	1	1,235
Director III	27	33,343
Provincial Agrarian Reform Program Officer II	78	86,213
Attorney VI	1	1,105
Provincial Agrarian Reform Program Officer I	57	56,387
Attorney V	96	94,945
Chief Accountant	1	880
Project Development Officer V	2	1,760
Planning Officer V	3	2,640
Internal Auditor	1	880
Information Technology Officer III	2	1,760
Information Officer V	1	880
Chief Agrarian Reform Program Officer	187	164,554
Chief Administrative Officer	91	80,080
Municipal Agrarian Reform Program Officer	102	57,573

Total Key Positions	763	735,434

Other Positions

Administrative	2,197	454,857
Support to Technical	1,263	388,654
Technical	7,632	2,407,676

Total Other Positions	11,092	3,251,187

For the difference between the Authorized and Actual Salaries		94,511

Total Permanent Positions	11,855	4,081,132

Total Permanent Filled Positions	8,504	2,848,944

DECEMBER 29, 2017	OFFICIAL GAZETTE	417
STAFFING SUMMARY, DA

V. DEPARTMENT OF AGRICULTURE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,612
Department Assistant Secretary	6	9,250
Director IV	31	42,780
Director III	35	43,225
Head Executive Assistant	1	1,235
Director II	1	1,105
Provincial Agricultural Officer	1	1,105
Attorney V	2	1,978
Chief Agriculturist	51	44,880
Chief Administrative Officer	23	20,240
Project Evaluation Officer V	10	8,800
Chief Foreign Affairs Research Specialist	1	880
Chief Accountant	1	880
Chemist V	1	880
Information Technology Officer III	4	3,520
Agricultural Center Chief IV	14	12,317
Information Officer V	3	2,640
Market Specialist V	1	880
Planning Officer V	3	2,640
Project Development Officer V	2	1,760
Engineer V	3	2,640
Development Management Officer V	15	13,200
Training Center Superintendent II	16	14,074
Veterinarian V	3	2,640
Chief Science Research Specialist	17	14,960

Total Key Positions	251	259,499

Other Positions

Administrative	1,969	444,815
Support to Technical	728	240,125
Technical	5,617	1,920,636

Total Other Positions	8,314	2,605,576

For the difference between the Authorized and Actual Salaries		30,346

Total Permanent Positions	8,565	2,895,421

Total Permanent Filled Positions	6,248	2,206,123

418	OFFICIAL GAZETTE	VOL. 113, NO. 1
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B. Agricultural Credit Policy Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,542
Deputy Executive Director IV	2	2,760
Director II	6	6,631
Information Technology Officer III	1	880
Financial Analyst V	2	1,760
Planning Officer V	1	880
Project Evaluation Officer V	2	1,760
Project Development Officer V	1	880
Chief Administrative Officer	2	1,760

Total Key Positions	18	18,853

Other Positions

Administrative	11	2,544
Technical	14	6,819

Total Other Positions	25	9,363

For the difference between the Authorized and Actual Salaries		1,148

Total Permanent Positions	43	29,364

Total Permanent Filled Positions	36	26,923

C. Bureau of Fisheries and Aquatic Resources

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

Director IV	1	1,380
Director III	1	1,235
Director II	15	16,575
Attorney V	1	989
Chief Aquaculturist	13	11,440
Chief Fishing Regulations Officer	2	1,760
Agricultural Center Chief IV	1	880
Planning Officer V	1	880
Market Specialist V	1	880

Total Key Positions	36	36,019

DECEMBER 29, 2017	OFFICIAL GAZETTE	419
STAFFING SUMMARY, DA

Other Positions

Administrative	320	67,200
Support to Technical	17	7,799
Technical	1,906	611,618

Total Other Positions	2,243	686,617

For the difference between the Authorized and Actual Salaries		13,087

Total Permanent Positions	2,279	735,723

Total Permanent Filled Positions	1,412	451,623

D. National Heat Inspection Service

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Director II	16	17,685
Planning Officer V	1	880
Chief Heat Control officer	5	4,400
Chief Administrative officer	1	880

Total Key Positions	25	26,460

Other Positions

Administrative	16	5,804
Support to Technical	2	962
Technical	319	107,279

Total Other Positions	337	114,045

For the difference between the Authorized and Actual Salaries		5,657

Total Permanent Positions	362	146,162

Total Permanent Filled Positions	312	126,513

E. Philippine Carabao Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235

420	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Agricultural Center Chief IV	12	10,560
Information Officer V	1	880
Project Development Officer V	1	880
Chief Administrative Officer	1	880

Total Key Positions	17	15,815

Other Positions

Administrative	21	5,797
Support to Technical	10	4,309
Technical	173	56,330

Total Other Positions	204	66,436

For the difference between the Authorized and Actual Salaries		5,265

Total Permanent Positions	221	87,516

Total Permanent Filled Positions	200	79,113

F. Philippine Center for Postharvest Development and Mechanization

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Director I	3	2,968
Planning Officer V	1	880
Chief Science Research Specialist	8	7,040
Chief Administrative Officer	2	1,760

Total Key Positions	16	15,263

Other Positions

Administrative	44	15,520
Support to Technical	8	3,290
Technical	64	26,810

Total Other Positions	116	42,620

For the difference between the Authorized and Actual Salaries		2,588

Total Permanent Positions	132	60,471

Total Permanent Filled Positions	117	52,662

DECEMBER 29, 2017	OFFICIAL GAZETTE	421
STAFFING SUMMARY, DA

G. Philippine Council for Agriculture and Fisheries

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	2	2,760
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Planning Officer V	1	880
Development Management Officer V	2	1,760

Total Key Positions	7	7,515

Other Positions

Administrative	47	11,179
Support to Technical	10	2,985
Technical	68	26,900

Total Other Positions	125	41,064

For the difference between the Authorized and Actual Salaries		1,750

Total Permanent Positions	132	50,329

Total Permanent Filled Positions	76	29,568

H. Philippine Fiber Industry Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Director II	9	9,945
Director I	1	989
Chief Fiber Development Officer	3	2,640
Chief Science Research Specialist	1	880
Chief Administrative Officer	1	880
Planning Officer V	1	880

Total Key Positions	18	18,829

422	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Other Positions

Administrative	99	23,947
Support to Technical	48	15,971
Technical	313	102,635

Total Other Positions	460	142,553

For the difference between the Authorized and Actual Salaries		2,889

Total Permanent Positions	478	164,271

Total Permanent Filled Positions	346	123,014

DECEMBER 29, 2017	OFFICIAL GAZETTE	423
STAFFING SUMMARY, DBM

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	6	10,334
Department Assistant Secretary	6	9,250
Director IV	35	48,300
Director III	29	35,815
Attorney VI	4	4,421
Planning Officer V	2	1,760
Internal Auditor V	2	1,760
Information Technology Officer III	4	3,518
Information Officer V	1	880
Chief Budget and Management Specialist	86	75,645
Chief Administrative Officer	13	11,440
Training Specialist V	2	1,760
Chief Accountant	1	880

Total Key Positions	192	208,141

Other Positions

Administrative	329	112,397
Support to Technical	91	29,007
Technical	662	293,148

Total Other Positions	1,082	434,552

For the difference between the Authorized and Actual Salaries		9,442

Total Permanent Positions	1,274	652,135

Total Permanent Filled Positions	756	413,712

B. Government Procurement Policy Board – Technical Support Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	1,722
Deputy Executive Director IV	2	2,760

Total Key Positions	3	4,482

424	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Other Positions
Administrative	9	3,637
Support to Technical	1	705
Technical	36	21,873

Total Other Positions	46	26,215

For the difference between the Authorized and Actual Salaries		131

Total Permanent Positions	49	30,828

Total Permanent Filled Positions	33	20,011

DECEMBER 29, 2017	OFFICIAL GAZETTE	425
STAFFING SUMMARY, DEPED

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,612
Department Assistant Secretary	5	7,708
Director IV	34	46,920
Executive Director II	2	2,470
Head Executive Assistant	1	1,235
Director III	27	33,345
Schools Division Superintendent	209	230,945
Attorney V	2	1,978
Assistant Schools Division Superintendent	254	251,241
Vocational School Superintendent I	2	1,978
Chief Education Program Specialist	10	8,800
Chief Administrative Officer	44	38,720
Chief Education Supervisor	515	453,177
Chief Accountant	1	880
Project Development Officer V	12	10,560
Planning Officer V	1	880
Internal Auditor V	2	1,760
Information Technology Officer III	3	2,640
Executive Assistant V	1	880
Engineer V	1	880
Teachers’ Camp Superintendent	1	880
Chief Health Program Officer	1	880
Vocational School Administrator II	6	4,722
Vocational School Administrator I	3	2,115

Total Key Positions	1,143	1,116,584

Other Positions

Administrative	30,353	6,498,829
Support to Technical	2,587	854,422
Technical	827,251	237,146,737

Total Other Positions	860,191	244,499,988

For the difference between the Authorized and Actual Salaries		3,591,496

Total Permanent Positions	861,334	249,208,068

Total Permanent Filled Positions	772,130	224,136,679

426	OFFICIAL GAZETTE	VOL. 113, NO. 1
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B. Early Childhood Care and Development Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	2,378
Executive Director V	1	1,722
Deputy Executive Director IV	1	1,380

Total Key Positions	3	5,480

Total Permanent Positions	3	5,480

Total Permanent Filled Positions	1	1,722

C. National Book Development Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Director I	2	1,979
Project Development Officer V	4	3,520
Chief Administrative Officer	1	880
Board Secretary V	1	880
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1
Members (Ex-Officio)	9

Total Key Positions	10	9,874

Other Positions

Administrative	31	8,356
Support to Technical	8	4,185
Technical	30	12,943

Total Other Positions	69	25,484

For the difference between the Authorized and Actual Salaries		302

Total Permanent Positions	79	35,660

Total Permanent Filled Positions	31	13,539

DECEMBER 29, 2017	OFFICIAL GAZETTE	427
STAFFING SUMMARY, DEPED

D. National Council for Children’s Television

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380

Total Key Positions	1	1,380

Other Positions

Administrative	1	705
Support to Technical	1	381
Technical	3	938

Total Other Positions	5	2,024

Total Permanent Positions	6	3,404

Total Permanent Filled Positions	6	3,404

E. National Museum

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	2	2,470
Chief Administrative Officer	10	8,800
Museum Curator II	8	7,040

Total Key Positions	21	19,690

Other Positions

Administrative	243	60,207
Support to Technical	19	5,234
Technical	285	95,555

Total Other Positions	547	160,996

For the difference between the Authorized and Actual Salaries		3,350

Total Permanent Positions	568	184,036

Total Permanent Filled Positions	254	74,804

428	OFFICIAL GAZETTE	VOL. 113, NO. 1
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F. Philippine High School for the Arts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235

Total Key Positions	2	2,615

Other Positions

Administrative	26	6,264
Support to Technical	3	786
Technical	34	14,615

Total Other Positions	63	21,665

For the difference between the Authorized and Actual Salaries		285

Total Permanent Positions	65	24,565

Total Permanent Filled Positions	43	16,400

DECEMBER 29, 2017	OFFICIAL GAZETTE	429
STAFFING SUMMARY, SUCS

VIII. STATE UNIVERSITIES AND COLLEGES

A. University of the Philippines System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

UP President	1	2,378
UP Executive Vice-President	1	1,722
UP Vice-President	4	6,168
University Secretary II	1	1,542
Chancellor II	6	9,252
Chancellor I	15	20,699
Director IV	2	2,760
Executive Director III	1	1,380
Director III	1	1,235
Director II	20	22,101
Director I	19	18,791
Attorney V	2	1,978
Medical Officer V	1	989
Chief Accountant	5	4,400
Social Welfare Officer V	1	880
Architect V	2	1,760
Records Officer V	1	880
Project Development Officer V	1	880
Pharmmacist VI	1	880
Nutritionist-Dietitian VI	1	880
Information Technology Officer III	2	1,760
Guidance Services Specialist V	1	880
Engineer V	3	2,640
College Librarian V	4	3,520
College Business Manager IV	4	3,520
Registrar V	4	3,520
Chief Scholarship Affairs Officer	1	880
Special Police Chief	2	1,760
Chief Administrative Officer	30	26,394

Total Key Positions	137	146,429

Other Positions

Administrative	4,525	991,134
Support to Technical	4,294	1,392,626
Technical	4,616	4,799,602

Total Other Positions	13,435	7,183,362

For the difference between the Authorized and Actual Salaries		365,980

Total Permanent Positions	13,572	7,695,771

Total Permanent Filled Positions	12,102	7,160,893

430	OFFICIAL GAZETTE	VOL. 113, NO. 1
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B. NATIONAL CAPITAL REGION

B.1 Eulogio ‘Amang’ Rodriguez Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
SUC Vice-President II	1	1,105
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,244

Other Positions
Administrative	50	11,636
Support to Technical	16	5,403
Technical	337	116,340

Total Other Positions	403	133,379

For the difference between the Authorized and Actual Salaries		2,620

Total Permanent Positions	407	140,443

Total Permanent Filled Positions	282	95,700

B.2 Marikina Polytechnic College

(Marikina Institute of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President I	1	1,235

Total Key Positions	1	1,235

Other Positions
Administrative	45	7,338
Support to Technical	21	6,489
Technical	195	58,882

Total Other Positions	261	72,709

For the difference between the Authorized and Actual Salaries		643

Total Permanent Positions	262	74,587

DECEMBER 29, 2017	OFFICIAL GAZETTE	431
STAFFING SUMMARY, SUCS

Total Permanent Filled Positions	186	53,520

B.3 Philippine Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	2	2,760
Chief Administrative Officer	2	1,759

Total Key Positions	5	6,241

Other Positions

Administrative	167	36,101
Support to Technical	39	11,792
Technical	404	250,904

Total Other Positions	610	298,797

For the difference between the Authorized and Actual Salaries		4,363

Total Permanent Positions	615	309,401

Total Permanent Filled Positions	485	240,958

B.4 Philippine State College of Aeronautics

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
SUC Vice-President I	1	989
Director I	1	989
Chief Administrative Officer	1	880

Total Key Positions	4	4,093

Other Positions

Administrative	50	11,138
Support to Technical	13	4,714
Technical	181	66,380

Total Other Positions	244	82,232

For the difference between the Authorized and Actual Salaries		1,068

432	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Permanent Positions	248	87,393

Total Permanent Filled Positions	133	48,056

D.5 Polytechnic University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Executive Vice-President	1	1,542
SUC Vice-President IV	1	1,380
Medical Officer V	2	1,979
Attorney V	1	989
Registrar V	1	880
Chief Administrative Officer	5	4,398

Total Key Positions	12	12,890

Other Positions

Administrative	422	78,988
Support to Technical	96	34,850
Technical	1,537	681,307

Total Other Positions	2,055	795,145

For the difference between the Authorized and Actual Salaries		5,599

Total Permanent Positions	2,067	813,634

Total Permanent Filled Positions	1,814	738,990

D.6 Rizal Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President III	1	1,542
SUC Vice-President II	1	1,105
Chief Administrative Officer	1	880

Total Key Positions	3	3,527

Other Positions

Administrative	86	17,832

DECEMBER 29, 2017	OFFICIAL GAZETTE	433
STAFFING SUMMARY, SUCS

Support to Technical	15	5,737
Technical	525	205,251

Total Other Positions	626	228,820

For the difference between the Authorized and Actual Salaries		2,840

Total Permanent Positions	629	235,187

Total Permanent Filled Positions	366	143,811

B.7 Technological University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	3	4,139
Director II	2	2,210
Chief Administrative Officer	5	4,399

Total Key Positions	11	12,470

Other Positions

Administrative	227	53,476
Support to Technical	65	22,210
Technical	746	332,037

Total Other Positions	1,038	407,723

For the difference between the Authorized and Actual Salaries		7,240

Total Permanent Positions	1,049	427,433

Total Permanent Filled Positions	826	315,686

C. REGION I - ILOCOS

C.1 Don Mariano Marcos Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	1	1,380
Director IV	1	1,380

434	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Chief Administrative Officer	3	2,639

Total Key Positions	6	7,121

Other Positions

Administrative	329	69,746
Support to Technical	134	28,803
Technical	865	476,302

Total Other Positions	1,328	574,851

For the difference between the Authorized and Actual Salaries		8,684

Total Permanent Positions	1,334	590,656

Total Permanent Filled Positions	1,065	408,777

C.2 Ilocos Sur Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380

Total Key Positions	1	1,380

Other Positions

Administrative	115	23,352
Support to Technical	14	4,196
Technical	253	96,452

Total Other Positions	382	124,000

For the difference between the Authorized and Actual Salaries		641

Total Permanent Positions	383	126,021

Total Permanent Filled Positions	328	107,497

C.3 Mariano Marcos State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	2	2,760

DECEMBER 29, 2017	OFFICIAL GAZETTE	435
STAFFING SUMMARY, SUCS

Chief Administrative Officer	2	1,759

Total Key Positions	5	6,241

Other Positions

Administrative	265	55,781
Support to Technical	88	20,452
Technical	605	308,829

Total Other Positions	958	385,062

For the difference between the Authorized and Actual Salaries		3,352

Total Permanent Positions	963	394,655

Total Permanent Filled Positions	658	249,567

C.4 North Luzon Philippines State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Administrative	14	2,717
Support to Technical	4	1,187
Technical	82	28,650

Total Other Positions	100	32,554

For the difference between the Authorized and Actual Salaries		52

Total Permanent Positions	102	34,721

Total Permanent Filled Positions	85	29,263

C.5 Pangasinan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	1	1,380

436	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Chief Administrative Officer	2	1,759

Total Key Positions	4	4,861

Other Positions

Administrative	209	41,957
Support to Technical	45	11,344
Technical	655	257,807

Total Other Positions	909	311,108

For the difference between the Authorized and Actual Salaries		2,878

Total Permanent Positions	913	318,847

Total Permanent Filled Positions	838	269,624

C.6 University of Northern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,481

Other Positions

Administrative	137	299,414
Support to Technical	8	3,516
Technical	450	217,454

Total Other Positions	595	250,384

For the difference between the Authorized and Actual Salaries		2,647

Total Permanent Positions	598	256,512

Total Permanent Filled Positions	543	237,787

D. CORDILLERA ADMINISTRATIVE REGION

D.1 Abra State Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	437
STAFFING SUMMARY, SUCS

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	57	12,321
Support to Technical	11	2,668
Technical	198	82,972

Total Other Positions	266	97,961

For the difference between the Authorized and Actual Salaries		648

Total Permanent Positions	268	100,869

Total Permanent Filled Positions	210	82,472

D.2 Apayao State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Position	2	2,260

Other Positions

Administrative	21	5,884
Support to Technical	3	1,047
Technical	97	39,859

Total Other Positions	121	46,790

For the difference between the Authorized and Actual Salaries		1,172

Total Permanent Positions	123	50,222

Total Permanent Filled Positions	103	43,927

D.3 Benguet State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

438	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	1	1,380
Chief Administrative Officer	2	1,759
Associate Professor V	1	787

Total Key Positions	5	5,648

Other Positions

Administrative	230	48,138
Support to Technical	65	15,191
Technical	469	231,521

Total Other Positions	764	294,850

For the difference between the Authorized and Actual Salaries		4,497

Total Permanent Positions	769	304,995

Total Permanent Filled Positions	696	259,280

D.4 Ifugao State University

(Ifugao State College of Agriculture and Forestry)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	76	17,698
Support to Technical	25	6,547
Technical	276	114,635

Total Other Positions	377	138,880

For the difference between the Authorized and Actual Salaries		448

Total Permanent Positions	380	142,629

Total Permanent Filled Positions	340	129,951

D.5 Kalinga-Apayao State University

(Kalinga-Apayao State College)

DECEMBER 29, 2017	OFFICIAL GAZETTE	439
STAFFING SUMMARY, SUCS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	46	10,854
Support to Technical	9	2,066
Technical	246	108,306

Total Other Positions	301	121,226

For the difference between the Authorized and Actual Salaries		677

Total Permanent Positions	304	125,204

Total Permanent Filled Positions	191	92,987

D.6 Mountain Province State Polytechnic University

(Mountain Province State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President III	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	3	3,657

Other Positions

Administrative	59	13,017
Support to Technical	6	2,055
Technical	212	84,827

Total Other Positions	277	99,899

For the difference between the Authorized and Actual Salaries		502

Total Permanent Positions	280	104,058

Total Permanent Filled Positions	207	83,049

440	OFFICIAL GAZETTE	VOL. 113, NO. 1
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E. REGION II – CAGAYAN VALLEY

E.1 Batanes State College

(Batanes Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	3	1,109
Technical	52	17,011

Total Other Positions	55	18,120

For the difference between the Authorized and Actual Salaries		90

Total Permanent Positions	57	20,325

Total Permanent Filled Positions	47	15,951

E.2 Cagayan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	200	34,962
Support to Technical	95	22,706
Technical	815	352,958

Total Other Positions	1,110	410,626

For the difference between the Authorized and Actual Salaries		5,785

Total Permanent Positions	1,113	419,712

DECEMBER 29, 2017	OFFICIAL GAZETTE	441
STAFFING SUMMARY, SUCS

Total Permanent Filled Positions	923	345,900

E.3 Isabela State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	2	2,760
College Administrator II	I	1,105
Chief Administrative Officer	2	1,759

Total Key Positions	6	7,346

Other Positions

Administrative	285	57,221
Support to Technical	54	12,680
Technical	944	462,848

Total Other Positions	1,283	532,749

For the difference between the Authorized and Actual Salaries		8,326

Total Permanent Positions	1,289	548,421

Total Permanent Filled Positions	1,202	502,473

E.4 Nueva Vizcaya State University

(Nueva Vizcaya State Institute of Technology and

(Nueva Vizcaya State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,760

Total Key Positions	3	3,302

Other Positions

Administrative	190	40,230
Technical	452	220,526

Total Other Positions	642	260,756

442	OFFICIAL GAZETTE	VOL. 113, NO. 1
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For the difference between the Authorized and Actual Salaries		1,405

Total Permanent Positions	645	265,463

Total Permanent Filled Positions	567	231,464

E.5 Quirino State University

(Quirino State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
College Administrator I	1	989
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,128

Other Positions

Administrative	20	4,971
Support to Technical	8	1,486
Technical	244	78,428

Total Other Positions	272	84,885

For the difference between the Authorized and Actual Salaries		938

Total Permanent Positions	276	89,951

Total Permanent Filled Positions	274	88,696

F. REGION III - CENTRAL LUZON

F.1 Aurora State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	42	10,106

DECEMBER 29, 2017	OFFICIAL GAZETTE	443
STAFFING SUMMARY, SUCS

Support to Technical	3	900
Technical	92	36,939

Total Other Positions	137	47,945

For the difference between the Authorized and Actual Salaries		641

Total Permanent Positions	139	50,846

Total Permanent Filled Positions	133	49,583

F.2 Bataan Peninsula State University

(Bataan Polytechnic State College and (Bataan State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	129	29,804
Support to Technical	8	2,919
Technical	405	163,823

Total Other Positions	542	196,546

For the difference between the Authorized and Actual Salaries		1,142

Total Permanent Positions	545	200,989

Total Permanent Filled Positions	417	162,177

F.3 Bulacan Agricultural State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President I	1	1,235

Total Key Positions	1	1,235

Other Positions

444	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Administrative	39	8,878
Support to Technical	1	348
Technical	143	60,393

Total Other Positions	183	69,619

For the difference between the Authorized and Actual Salaries		341

Total Permanent Positions	184	71,195

Total Permanent Filled Positions	173	66,971

F.4 Bulacan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	90	22,459
Support to Technical	1	705
Technical	744	320,936

Total Other Positions	835	344,100

For the difference between the Authorized and Actual Salaries		2,563

Total Permanent Positions	838	349,964

Total Permanent Filled Positions	507	255,829

F.5 Central Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Executive Vice-President	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	4	5,023

Other Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	445
STAFFING SUMMARY, SUCS

Administrative	404	81,979
Support to Technical	21	7,251
Technical	522	275,685

Total Other Positions	947	364,915

For the difference between the Authorized and Actual Salaries		3,847

Total Permanent Positions	951	373,785

Total Permanent Filled Positions	914	357,057

F.6 Don Honorio Ventura Technological University

(Don Honorio Ventura College of Arts and Trades)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President I	1	989
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,290

Other Positions

Administrative	47	14,601
Support to Technical	1	705
Technical	341	125,191

Total Other Positions	389	140,497

For the difference between the Authorized and Actual Salaries		(3,530)

Total Permanent Positions	393	141,257

Total Permanent Filled Positions	264	104,378

F.7 Nueva Ecija University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President III	1	1,235
Chief Administrative Officer	2	1,759

446	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Key Positions	4	4,536

Other Positions

Administrative	156	34,738
Support to Technical	4	1,926
Technical	521	215,629

Total Other Positions	681	252,293

For the difference between the Authorized and Actual Salaries		1,724

Total Permanent Positions	685	258,553

Total Permanent Filled Positions	439	186,627

F.8 Pampanga State Agricultural University

(Pampanga Agricultural College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President III	1	1,235
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,536

Other Positions

Administrative	94	20,781
Support to Technical	3	1,067
Technical	239	108,599

Total Other Positions	336	130,447

For the difference between the Authorized and Actual Salaries		1,946

Total Permanent Positions	340	136,929

Total Permanent Filled Positions	325	132,091

F.9 Philippine Merchant Marine Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	447
STAFFING SUMMARY, SUCS

SUC President I	1	1,235
SUC Vice-President I	1	989
Chief Administrative Officer	1	880

Total Key Positions	3	3,104

Other Positions

Administrative	106	17,802
Support to Technical	25	7,141
Technical	87	37,670

Total Other Positions	218	62,613

For the difference between the Authorized and Actual Salaries		1,276

Total Permanent Positions	221	66,993

Total Permanent Filled Positions	183	55,347

F.10 Ramon Magsaysay Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President III	1	1,542
SUC Vice-President III	1	1,235
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,536

Other Positions

Administrative	57	15,741
Support to Technical	12	4,509
Technical	354	128,149

Total Other Positions	423	148,399

For the difference between the Authorized and Actual Salaries		1,168

Total Permanent Positions	427	154,103

Total Permanent Filled Positions	291	115,464

F.11 Tarlac College of Agriculture

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

448	OFFICIAL GAZETTE	VOL. 113, NO. 1
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SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	107	23,164
Support to Technical	3	677
Technical	227	111,631

Total Other Positions	337	135,472

For the difference between the Authorized and Actual Salaries		1,274

Total Permanent Positions	340	140,047

Total Permanent Filled Positions	263	102,096

F.12 Tarlac State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	67	17,890
Support to Technical	1	266
Technical	353	163,273

Total Other Positions	421	181,429

For the difference between the Authorized and Actual Salaries		2,121

Total Permanent Positions	424	186,851

Total Permanent Filled Positions	372	169,998

G. REGION IV – SOUTHERN TAGALOG AND PALAWAN

REGION IV – A (CALABARZON)

G.1 Batangas State University

(Pablo Borbon Memorial Institute of Technology)

STAFFING SUMMARY

DECEMBER 29, 2017	OFFICIAL GAZETTE	449
STAFFING SUMMARY, SUCS

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
College Administrator II	1	1,105
Chief Administrative Officer	2	1,759
Vocational School Administrator I	1	705

Total Key Positions	5	5,111

Other Positions

Administrative	90	17,707
Support to Technical	4	1,005
Technical	685	256,162

Total Other Positions	779	274,874

For the difference between the Authorized and Actual Salaries		1,758

Total Permanent Positions	784	281,743

Total Permanent Filled Positions	527	199,728

G.2 Cavite State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President III	1	1,235
College Administrator II	1	1,105
College Administrator I	1	989
Chief Administrative Officer	2	1,759

Total Key Positions	6	6,810

Other Positions

Administrative	131	25,480
Support to Technical	23	5,677
Technical	710	279,277

Total Other Positions	864	310,434

For the difference between the Authorized and Actual Salaries		1,476

Total Permanent Positions	870	318,720

Total Permanent Filled Positions	564	219,815

450	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

G.3 Laguna State Polytechnic University

(Laguna State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	87	18,356
Support to Technical	7	1,585
Technical	565	212,997

Total Other Positions	659	232,938

For the difference between the Authorized and Actual Salaries		360

Total Permanent Positions	661	235,558

Total Permanent Filled Positions	487	185,280

G.4 Southern Luzon State University

(Southern Luzon Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
College Administrator I	1	989
Chief Administrative Officer	1	880

Total Key Positions	3	3,104

Other Positions

Administrative	63	13,311
Support to Technical	13	2,188
Technical	384	158,256

Total Other Positions	460	173,755

DECEMBER 29, 2017	OFFICIAL GAZETTE	451
STAFFING SUMMARY, SUCS

For the difference between the Authorized and Actual Salaries		1,616

Total Permanent Positions	463	178,475

Total Permanent Filled Positions	381	150,938

G.5 University of Rizal System

(Rizal Polytechnic College and Rizal State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	3	2,639

Total Key Positions	4	4,181

Other Positions

Administrative	90	20,472
Support to Technical	23	3,162
Technical	626	265,070

Total Other Positions	739	288,704

For the difference between the Authorized and Actual Salaries		2,270

Total Permanent Positions	743	295,155

Total Permanent Filled Positions	621	250,776

REGION IV – B (MIMAROPA)

N.1 Marinduque State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	33	6,817
Support to Technical	11	2,939

452	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Technical	235	84,884
Total Other Positions	279	94,640

For the difference between the Authorized and Actual Salaries		502

Total Permanent Positions	281	97,402

Total Permanent Filled Positions	169	65,814

N.2 Mindoro State University

(Mindoro State College of Agriculture and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	52	11,210
Support to Technical	21	5,087
Technical	249	87,729

Total Other Positions	322	104,026

For the difference between the Authorized and Actual Salaries		672

Total Permanent Positions	324	106,958

Total Permanent Filled Positions	248	84,873

N.3 Occidental Mindoro State College

(Occidental Mindoro National College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

DECEMBER 29, 2017	OFFICIAL GAZETTE	453
STAFFING SUMMARY, SUCS

Other Positions

Administrative	77	15,074
Support to Technical	26	6,778
Technical	300	106,201

Total Other Positions	403	128,053

For the difference between the Authorized and Actual Salaries		983

Total Permanent Positions	405	131,296

Total Permanent Filled Positions	289	99,526

N.4 Palawan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	102	20,288
Support to Technical	5	1,532
Technical	584	211,515

Total Other Positions	691	233,335

For the difference between the Authorized and Actual Salaries		2,050

Total Permanent Positions	693	237,645

Total Permanent Filled Positions	424	157,537

N.5 Romblon State University

(Romblon State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880
Vocational School Administrator I	1	705

454	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Key Positions	3	2,965

Other Positions

Administrative	82	15,352
Support to Technical	24	6,440
Technical	329	124,747

Total Other Positions	435	146,539

For the difference between the Authorized and Actual Salaries		1,104

Total Permanent Positions	438	150,608

Total Permanent Filled Positions	331	120,358

N.6 Western Philippines University

(State Polytechnic College of Palawan)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President II	1	1,105
Chief Administrative Officer	1	880

Total Key Positions	3	3,527

Other Positions

Administrative	78	15,357
Support to Technical	24	4,972
Technical	291	117,496

Total Other Positions	393	137,825

For the difference between the Authorized and Actual Salaries		1,405

Total Permanent Positions	396	142,757

Total Permanent Filled Positions	301	112,958

I. REGION V – BICOL

I.1 Bicol State College of Applied Sciences and Technology University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	455
STAFFING SUMMARY, SUCS

Key Positions

SUC President IV	1	1,235

Total Key Positions	1	1,235

Other Positions

Administrative	31	6,269
Support to Technical	7	2,982
Technical	133	57,532

Total Other Positions	171	66,783

For the difference between the Authorized and Actual Salaries		602

Total Permanent Positions	172	68,620

Total Permanent Filled Positions	132	54,035

I.2 Bicol University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,481

Other Positions

Administrative	289	61,964
Support to Technical	63	16,933
Technical	791	399,908

Total Other Positions	1,143	478,805

For the difference between the Authorized and Actual Salaries		3,896

Total Permanent Positions	1,146	486,182

Total Permanent Filled Positions	902	400,619

I.3 Camarines Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

456	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	59	13,371
Support to Technical	20	6,078
Technical	340	121,934

Total Other Positions	419	141,383

For the difference between the Authorized and Actual Salaries		765

Total Permanent Positions	421	144,408

Total Permanent Filled Positions	334	115,061

I.4 Camarines Sur Polytechnic Colleges

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	31	7,554
Support to Technical	4	1,574
Technical	150	56,171

Total Other Positions	185	65,299

For the difference between the Authorized and Actual Salaries		818

Total Permanent Positions	187	68,377

Total Permanent Filled Positions	112	47,803

I.5 Catanduanes State University

(Catanduanes State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

DECEMBER 29, 2017	OFFICIAL GAZETTE	457
STAFFING SUMMARY, SUCS

Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	1	880

Total Key Positions	2	2,422

Other Positions

Administrative	181	36,558
Support to Technical	31	9,517
Technical	332	154,424

Total Other Positions	544	200,499

For the difference between the Authorized and Actual Salaries		1,532

Total Permanent Positions	546	204,453

Total Permanent Filled Positions	385	139,339

I.6 Central Bicol State University of Agriculture

(Camarines Sur State Agricultural College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	1	889

Total Key Positions	2	2,422

Other Positions

Administrative	107	21,043
Support to Technical	30	8,662
Technical	416	193,484

Total Other Positions	553	223,189

For the difference between the Authorized and Actual Salaries		1,798

Total Permanent Positions	555	227,409

Total Permanent Filled Positions	383	169,208

I.7 Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology

STAFFING SUMMARY

458	OFFICIAL GAZETTE	VOL. 113, NO. 1
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(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	32	7,120
Support to Technical	9	2,770
Technical	120	53,944

Total Other Positions	161	63,834

For the difference between the Authorized and Actual Salaries		(175)

Total Permanent Positions	163	65,919

Total Permanent Filled Positions	108	49,162

I.8 Partido State University

(Partido State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	65	16,142
Support to Technical	20	6,094
Technical	310	127,640

Total Other Positions	395	149,876

For the difference between the Authorized and Actual Salaries		617

Total Permanent Positions	398	153,794

Total Permanent Filled Positions	284	119,669

I.9 Sorsogon State College

DECEMBER 29, 2017	OFFICIAL GAZETTE	459
STAFFING SUMMARY, SUCS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
SUC Vice-President II	1	1,105
Chief Administrative Officer	1	880

Total Key Positions	3	3,365

Other Positions

Administrative	77	17,252
Support to Technical	17	5,435
Technical	290	119,834

Total Other Positions	384	142,521

For the difference between the Authorized and Actual Salaries		(872)

Total Permanent Positions	387	145,014

Total Permanent Filled Positions	302	119,846

J. REGION VI – WESTERN VISAYAS

J.l. Aklan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,139

Other Positions

Administrative	104	19,883
Support to Technical	45	11,928
Technical	342	190,016

Total Other Positions	491	221,827

For the difference between the Authorized and Actual Salaries		2,097

Total Permanent Positions	494	227,063

Total Permanent Filled Positions	380	174,299

460	OFFICIAL GAZETTE	VOL. 113, NO. 1
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J.2 Capiz State University

(Panay State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Internal Auditor	1	890
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,181

Other Positions

Administrative	150	33,540
Support to Technical	50	15,840
Technical	539	318,818

Total Other Positions	739	368,198

For the difference between the Authorized and Actual Salaries		2,612

Total Permanent Positions	743	374,991

Total Permanent Filled Positions	659	334,686

J.3 Carlos C. Hilado Memorial State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,139

Other Positions

Administrative	70	15,133
Support to Technical	17	4,787
Technical	398	141,094

Total Other Positions	485	161,014

For the difference between the Authorized and Actual Salaries		817

DECEMBER 29, 2017	OFFICIAL GAZETTE	461
STAFFING SUMMARY, SUCS

Total Permanent Positions	488	164,970

Total Permanent Filled Positions	341	124,075

J.4 Central Philippines State University

(Negros State College of Agriculture)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	830

Total Key Positions	2	2,115

Other Positions

Administrative	21	6,083
Support to Technical	10	2,468
Technical	249	75,824

Total Other Positions	280	84,375

For the difference between the Authorized and Actual Salaries		438

Total Permanent Positions	282	86,928

Total Permanent Filled Positions	152	52,296

J.5 Guinaras State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	14	4,312
Support to Technical	4	1,553
Technical	84	34,716

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Total Other Positions	102	40,581

For the difference between the Authorized and Actual Salaries		217

Total Permanent Positions	104	42,913

Total Permanent Filled Positions	84	36,761

J.6 Iloilo Science and Technology University

(Western Visayas College of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	118	25,415
Support to Technical	33	10,387
Technical	485	220,328

Total Other Positions	636	256,130

For the difference between the Authorized and Actual Salaries		2,121

Total Permanent Positions	639	261,552

Total Permanent Filled Positions	577	240,020

J.7 Iloilo State University of Science and Technology

(Iloilo State College of Fisheries)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	690
Chief Administrative Officer	1	880

Total Key Positions	2	1,570

Other Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	463
STAFFING SUMMARY, SUCS

Administrative	105	20,478
Support to Technical	42	11,959
Technical	266	130,972

Total Other Positions	413	163,409

For the difference between the Authorized and Actual Salaries		1,388

Total Permanent Positions	415	166,367

Total Permanent Filled Positions	305	122,654

J.8 Northern Iloilo State University

(Northern Iloilo Polytechnic State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
College Administrator I	1	989
Chief Administrative Officer	1	880

Total Key Positions	3	3,249

Other Positions

Administrative	101	21,108
Support to Technical	39	10,847
Technical	423	171,680

Total Other Positions	563	203,635

For the difference between the Authorized and Actual Salaries		1,559

Total Permanent Positions	566	208,443

Total Permanent Filled Positions	504	185,712

J.9 Northern Negros State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380

464	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	13	3,498
Support to Technical	4	1,338
Technical	147	52,851

Total Other Positions	164	57,687

For the difference between the Authorized and Actual Salaries		271

Total Permanent Positions	166	60,218

Total Permanent Filled Positions	67	33,242

J.10 University of Antique

(Polytechnic State College of Antique)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	81	16,409
Support to Technical	26	7,135
Technical	339	122,961

Total Other Positions	446	146,505

For the difference between the Authorized and Actual Salaries		990

Total Permanent Filled Positions	449	150,796

Total Permanent Filled Positions	304	109,815

J.11 West Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	465
STAFFING SUMMARY, SUCS

Key Positions

SUC President IV	1	861
Medical Center Chief II	1	1,235
Chief of Medical Professional Staff II	1	1,105
Chief Administrative Officer	4	3,518

Total Key Positions	7	6,719

Other Positions

Administrative	359	80,776
Support to Technical	99	31,264
Technical	1,228	551,023

Total Other Positions	1,686	663,063

For the difference between the Authorized and Actual Salaries		2,271

Total Permanent Positions	1,693	672,053

Total Permanent Filled Positions	1,461	579,415

K. REGION VII – CENTRAL VISAYAS

K.l Bohol Island State University

(Central Visayas State College of Agriculture, Forestry and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
SUC Vice-President II	1	1,105
Chief Administrative Officer	1	880
Vocational School Administrator II	1	787

Total Key Positions	4	4,152

Other Positions

Administrative	114	23,890
Support to Technical	1	417
Technical	515	179,313

Total Other Positions	630	203,620

For the difference between the Authorized and Actual Salaries		1,300

Total Permanent Positions	634	209,072

Total Permanent Filled Positions	338	122,831

466	OFFICIAL GAZETTE	VOL. 113, NO. 1
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K.2 Cebu Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President III	1	1,235
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,536

Other Positions

Administrative	54	13,042
Technical	268	116,970

Total Other Positions	322	130,012

For the difference between the Authorized and Actual Salaries		732

Total Permanent Positions	326	135,280

Total Permanent Filled Positions	201	95,179

K.3 Cebu Technological University

Cebu State College of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	1	1,380
Vocational School Superintendent II	1	1,105
Chief Administrative Officer	2	1,759

Total Key Positions	5	5,966

Other Positions

Administrative	240	52,008
Support to Technical	2	1,410
Technical	911	362,622

Total Other Positions	1,153	416,040

DECEMBER 29, 2017	OFFICIAL GAZETTE	467
STAFFING SUMMARY, SUCS

For the difference between the Authorized and Actual Salaries		2,634

Total Permanent Positions	1,158	424,640

Total Permanent Filled Positions	735	299,715

K.4 Negros Oriental State University

(Central Visayas Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	69	14,924
Technical	466	187,573

Total Other Positions	535	202,497

For the difference between the Authorized and Actual Salaries		1,560

Total Permanent Positions	538	207,358

Total Permanent Filled Positions	330	132,097

K.5 Siquijor State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	25	7,097
Technical	74	35,878

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Total Other Positions	99	42,975

For the difference between the Authorized and Actual Salaries		(1,382)

Total Permanent Positions	101	43,853

Total Permanent Filled Positions	79	36,778

L. REGION VIII – EASTERN VISAYAS

L.1 Eastern Samar State University

(Eastern Samar State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	191	36,540
Support to Technical	25	3,599
Technical	471	171,172

Total Other Positions	687	211,311

For the difference between the Authorized and Actual Salaries		1,366

Total Permanent Positions	690	215,978

Total Permanent Filled Positions	685	213,997

L.2 Eastern Visayas State University

(Leyte Institute of Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
College Administrator II	1	1,105

DECEMBER 29, 2017	OFFICIAL GAZETTE	469
STAFFING SUMMARY, SUCS

Chief Administrative Officer	2	1,759

Total Key Positions	4	4,406

Other Positions

Administrative	136	27,466
Support to Technical	9	1,298
Technical	497	215,932

Total Other Positions	642	244,696

For the difference between the Authorized and Actual Salaries		2,360

Total Permanent Positions	646	251,462

Total Permanent Filled Positions	546	217,910

L.3 Leyte Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	74	16,652
Support to Technical	3	456
Technical	239	92,860

Total Other Positions	316	109,968

For the difference between the Authorized and Actual Salaries		931

Total Permanent Positions	319	114,200

Total Permanent Filled Positions	220	88,166

L.4 Naval State University (Naval Institute of Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

470	OFFICIAL GAZETTE	VOL. 113, NO. 1
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SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	67	14,876
Support to Technical	9	1,245
Technical	264	93,473

Total Other Positions	340	109,594

For the difference between the Authorized and Actual Salaries		923

Total Permanent Positions	343	113,818

Total Permanent Filled Positions	203	71,197

L.5 Northwest Samar State University

(Samar State College of Agriculture and Forestry)

(Tiburcio Tancinco Memorial Institute of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,760

Total Key Positions	3	3,302

Other Positions

Administrative	68	13,793
Support to Technical	2	394
Technical	228	81,839

Total Other Positions	298	96,026

For the difference between the Authorized and Actual Salaries		1,004

Total Permanent Positions	301	100,332

Total Permanent Filled Positions	214	75,644

L.6 Palompon Polytechnic State University

(Palompon Institute of Technology)

STAFFING SUMMARY

DECEMBER 29, 2017	OFFICIAL GAZETTE	471
STAFFING SUMMARY, SUCS

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	65	14,445
Support to Technical	6	867
Technical	200	79,494

Total Other Positions	271	94,806

For the difference between the Authorized and Actual Salaries		810

Total Permanent Positions	274	98,917

Total Permanent Filled Positions	204	74,113

L.7 Samar State University

(Samar State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	104	22,772
Support to Technical	6	885
Technical	304	108,966

Total Other Positions	414	132,623

For the difference between the Authorized and Actual Salaries		1,661

Total Permanent Positions	417	137,585

Total Permanent Filled Positions	322	108,868

472	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

L.8 Southern Leyte State University

(Southern Leyte State College of Science and Technology and Tomas Oppus Normal College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
College Administrator II	3	3,315
Chief Administrative Officer	1	880

Total Key Positions	5	5,575

Other Positions

Administrative	156	35,085
Support to Technical	9	1,886
Technical	316	124,185

Total Other Positions	481	161,156

For the difference between the Authorized and Actual Salaries		1,694

Total Permanent Positions	486	168,425

Total Permanent Filled Positions	403	141,469

L.9 University of Eastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	166	39,625
Support to Technical	32	5,369
Technical	502	223,647

Total Other Positions	700	268,641

For the difference between the Authorized and Actual Salaries		2,419

DECEMBER 29, 2017	OFFICIAL GAZETTE	473
STAFFING SUMMARY, SUCS

Total Permanent Positions	703	274,361

Total Permanent Filled Positions	624	244,281

L.10 Visayas State University

(Leyte State University)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,481

Other Positions

Administrative	328	68,322
Support to Technical	25	4,488
Technical	624	275,863

Total Other Positions	977	348,673

For the difference between the Authorized and Actual Salaries		5,707

Total Permanent Positions	980	357,861

Total Permanent Filled Positions	897	326,432

M. REGION IX – ZAMBOANGA PENINSULA

M.1 J. H. Cerilles State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
College Administrator II	1	989

Total Key Positions	2	2,224

Other Positions

Administrative	56	12,162

474	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Support to Technical	12	2,387
Technical	222	78,088

Total Other Positions	290	92,637

For the difference between the Authorized and Actual Salaries		428

Total Permanent Positions	292	95,289

Total Permanent Filled Positions	188	66,655

M.2. Jose Rizal Memorial State University (Jose Rizal Memorial State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
SUC Vice-President II	1	1,105
Chief Administrative Officer	1	880

Total Key Positions	3	3,365

Other Positions

Administrative	103	20,000
Support to Technical	19	3,850
Technical	404	177,215

Total Other Positions	526	201,065

For the difference between the Authorized and Actual Salaries		1,006

Total Permanent Positions	529	205,436

Total Permanent Filled Positions	473	187,401

M.3 Western Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President III	2	2,470
Chief Administrative Officer	2	1,759

Total Key Positions	5	5,771

DECEMBER 29, 2017	OFFICIAL GAZETTE	475
STAFFING SUMMARY, SUCS

Other Positions

Administrative	125	25,101
Support to Technical	9	1,903
Technical	605	287,358

Total Other Positions	739	314,362

For the difference between the Authorized and Actual Salaries		3,586

Total Permanent Positions	744	323,719

Total Permanent Filled Positions	639	265,217

M.4 Zamboanga City State Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380

Total Key Positions	1	1,380

Other Positions

Administrative	53	13,009
Technical	151	70,334

Total Other Positions	204	83,343

For the difference between the Authorized and Actual Salaries		545

Total Permanent Positions	205	85,268

Total Permanent Filled Positions	184	76,090

M.5 Zamboanga State College of Marine Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

476	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Other Positions

Administrative	89	18,087
Support to Technical	11	2,549
Technical	153	67,552

Total Other Positions	253	88,188

For the difference between the Authorized and Actual Salaries		1,258

Total Permanent Positions	255	91,706

Total Permanent Filled Positions	217	76,889

N. REGION X – NORTHERN MINDANAO

N.1 Bukidnon State University

(Bukidnon State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,542
Chief Administrative Officer	2	1,759

Total Key Positions	3	3,301

Other Positions

Administrative	40	9,933
Support to Technical	1	705
Technical	356	138,085

Total Other Positions	397	148,723

For the difference between the Authorized and Actual Salaries		(1,007)

Total Permanent Positions	400	151,017

Total Permanent Filled Positions	362	135,616

N.2 Camiguin Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	477
STAFFING SUMMARY, SUCS

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	24	5,437
Technical	95	34,812

Total Other Positions	119	40,249

For the difference between the Authorized and Actual Salaries		292

Total Permanent Positions	121	42,801

Total Permanent Filled Positions	73	26,987

N.3 Central Mindanao University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President III	2	2,470
Chief Administrative Officer	2	1,759

Total Key Positions	5	5,951

Other Positions

Administrative	389	66,583
Support to Technical	71	18,113
Technical	441	204,125

Total Other Positions	901	288,821

For the difference between the Authorized and Actual Salaries		(4,378)

Total Permanent Positions	906	290,394

Total Permanent Filled Positions	768	245,432

N.4 HSU-Iligan Institute of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

478	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Key Positions

Chancellor II	1	1,542
Chancellor I	3	4,140
Director II	2	2,210
Medical Officer V	1	989
Director I	3	2,967
Chief Administrative Officer	6	5,278
Security Officer V	1	880
Chief Accountant	1	880

Total Key Positions	18	18,886

Other Positions

Administrative	292	62,463
Support to Technical	118	35,848
Technical	587	415,963

Total Other Positions	997	514,274

For the difference between the Authorized and Actual Salaries		13,275

Total Permanent Positions	1,015	546,435

Total Permanent Filled Positions	868	488,390

N.5 Northwestern Mindanao State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	12	3,358
Technical	58	19,321

Total Other Positions	70	22,679

For the difference between the Authorized and Actual Salaries		131

Total Permanent Positions	72	24,925

Total Permanent Filled Positions	68	23,840

DECEMBER 29, 2017	OFFICIAL GAZETTE	479
STAFFING SUMMARY, SUCS

N.6 University of Science and Technology of Southern Philippines – Cagayan de Oro Campus

(Mindanao University of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President II	1	1,105
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,586

Other Positions

Administrative	57	12,222
Support to Technical	3	1,153
Technical	404	154,583

Total Other Positions	464	167,958

For the difference between the Authorized and Actual Salaries		1,173

Total Permanent Positions	468	173,717

Total Permanent Filled Positions	304	121,384

N.7 University of Science and Technology of Southern Philippines – Claveria Campus

(Misamis Oriental State College of Agriculture and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	23	5,809
Support to Technical	3	882
Technical	52	30,425

Total Other Positions	78	37,116

480	OFFICIAL GAZETTE	VOL. 113, NO. 1
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For the difference between the Authorized and Actual Salaries		241

Total Permanent Positions	80	39,617

Total Permanent Filled Positions	73	36,471

O. REGION XI – DAVAO REGION

O.1 Compostela Valley State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235

Total Key Positions	1	1,235

Other Positions

Administrative	10	2,506
Support to Technical	2	484
Technical	63	17,200

Total Other Positions	75	20,190

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	76	21,425

Total Permanent Filled Positions	70	19,831

O.2 Davao del Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	35	6,524
Support to Technical	12	2,471

DECEMBER 29, 2017	OFFICIAL GAZETTE	481
STAFFING SUMMARY, SUCS

Technical	90	36,138

Total Other Positions	137	45,133

For the difference between the Authorized and Actual Salaries		1,168

Total Permanent Positions	139	48,416

Total Permanent Filled Positions	118	42,080

O.3 Davao Oriental State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	38	8,848
Support to Technical	5	1,518
Technical	168	64,147

Total Other Positions	211	74,513

For the difference between the Authorized and Actual Salaries		838

Total Permanent Positions	213	77,466

Total Permanent Filled Positions	186	67,874

O.4 Southern Philippines Agri-Business and Marine and Aquatic School of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

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Administrative	28	6,271
Support to Technical	4	1,311
Technical	139	51,653

Total Other Positions	171	59,235

For the difference between the Authorized and Actual Salaries		924

Total Permanent Positions	173	62,274

Total Permanent Filled Positions	108	43,873

O.5 University of Southeastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
SUC Vice-President II	1	1,105
Chief Administrative Officer	2	1,759

Total Key Positions	4	4,244

Other Positions

Administrative	127	25,260
Support to Technical	13	4,231
Technical	477	223,701

Total Other Positions	617	253,192

For the difference between the Authorized and Actual Salaries		2,317

Total Permanent Positions	621	259,753

Total Permanent Filled Positions	433	191,368

P. REGION XII – SOCCSKSARGEN

P.1 Cotabato City State Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	1 880

DECEMBER 29, 2017	OFFICIAL GAZETTE	483
STAFFING SUMMARY, SUCS

Total Key Positions	2	2,115

Other Positions

Administrative	34	6,675
Support to Technical	1	348
Technical	192	69,331

Total Other Positions	227	76,354

For the difference between the Authorized and Actual Salaries		1,972

Total Permanent Positions	229	80,441

Total Permanent Filled Positions	204	68,471

P.2 Cotabato Foundation College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
SUC Vice-President I	1	989
Chief Administrative Officer	1	880

Total Key Positions	3	3,104

Other Positions

Administrative	92	18,621
Support to Technical	17	3,283
Technical	135	52,819

Total Other Positions	244	74,723

For the difference between the Authorized and Actual Salaries		619

Total Permanent Positions	247	78,446

Total Permanent Filled Positions	198	61,293

P.3 Sultan Kudarat State University

(Sultan Kudarat Polytechnic State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

484	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	36	8,228
Support to Technical	11	2,730
Technical	365	140,631

Total Other Positions	412	151,589

For the difference between the Authorized and Actual Salaries		1,620

Total Permanent Positions	414	155,324

Total Permanent Filled Positions	263	110,238

P.4 University of Southern Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,542
SUC Vice-President III	1	1,235
Medical Officer V	1	989
Chief Administrative Officer	2	1,759

Total Key Positions	5	5,525

Other Positions

Administrative	152	30,795
Support to Technical	40	12,223
Technical	542	268,500

Total Other Positions	734	311,518

For the difference between the Authorized and Actual Salaries		4,205

Total Permanent Positions	739	321,248

Total Permanent Filled Positions	636	270,397

Q. REGION XIII – CARAGA ADMINISTRATIVE REGION

Q.1 Agusan del Sur State College of Agriculture And Technology

DECEMBER 29, 2017	OFFICIAL GAZETTE	485
STAFFING SUMMARY, SUCS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	29	7,337
Support to Technical	1	291
Technical	102	34,617

Total Other Positions	132	42,245

For the difference between the Authorized and Actual Salaries		271

Total Permanent Positions	134	44,776

Total Permanent Filled Positions	84	29,718

Q.2 Caraga State University

(Northern Mindanao State Institute of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	54	12,286
Technical	248	96,840

Total Other Positions	302	109,126

For the difference between the Authorized and Actual Salaries		982

Total Permanent Positions	304	112,368

Total Permanent Filled Positions	287	104,904

486	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Q.3 Surigao del Sur State University

(Surigao del Sur Polytechnic State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions
Administrative	94	20,338
Support to Technical	13	1,785
Technical	357	122,275

Total Other Positions	464	144,398

For the difference between the Authorized and Actual Salaries		683

Total Permanent Positions	466	147,341

Total Permanent Filled Positions	331	108,895

Q.4 Surigao State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,380
Chief Administrative Officer	1	880

Total Key Positions	2	2,260

Other Positions

Administrative	50	12,184
Support to Technical	2	591
Technical	320	123,096

Total Other Positions	372	135,871

For the difference between the Authorized and Actual Salaries		449

DECEMBER 29, 2017	OFFICIAL GAZETTE	487
STAFFING SUMMARY, SUCS

Total Permanent Positions	374	138,580

Total Permanent Filled Positions	232	94,150

R. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)

R.l Adiong Memorial Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	16	4,644
Technical	35	11,481

Total Other Positions	51	16,125

For the difference between the Authorized and Actual Salaries		79

Total Permanent Positions	53	18,319

Total Permanent Filled Positions	53	18,319

R.2 Basilan State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	33	7,737
Support to Technical	3	726
Technical	103	36,294

Total Other Positions	139	44,757

488	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

For the difference between the Authorized and Actual Salaries		385

Total Permanent Positions	141	47,257

Total Permanent Filled Positions	127	42,700

R.3 Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
Chancellor II	4	6,168
SUC Executive Vice-President	1	1,542
University Secretary I	1	1,380
SUC Vice-President IV	3	4,140
Chancellor I	5	6,900
SUC Vice-President III	2	2,470
Vocational School Superintendent II	3	3,315
Director II	12	13,264
Medical Officer V	1	989
Director I	8	7,914
Assistant Superintendent of Printing	1	989
College Business Manager IV	1	880
Chief Administrative Officer	11	9,676
Chief Accountant	1	880
Security Officer V	1	880
Engineer V	1	880

Total Key Positions	57	63,989

Other Positions

Administrative	1,672	318,738
Support to Technical	418	117,728
Technical	2,113	1,258,369

Total Other Positions	4,203	1,694,835

For the difference between the Authorized and Actual Salaries		66,627

Total Permanent Positions	4,260	1,825,451

Total Permanent Filled Positions	4,201	1,798,028

R.4 MSU-Tawi-Tawi College of Technology and Oceanography

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

DECEMBER 29, 2017	OFFICIAL GAZETTE	489
STAFFING SUMMARY, SUCS

Permanent Positions

Key Positions

Chancellor II	1	1,542
Chancellor I	3	4,140
Director II	3	3,315
Planning Officer V	1	880
Chief Administrative Officer	1	880

Total Key Positions	9	10,757

Other Positions

Administrative	360	66,146
Support to Technical	123	30,201
Technical	389	192,822

Total Other Positions	872	289,169

For the difference between the Authorized and Actual Salaries		5,999

Total Permanent Positions	881	305,925

Total Permanent Filled Positions	881	305,926

R.5 Sulu State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	32	6,916
Support to Technical	1	457
Technical	142	54,191

Total Other Positions	175	61,564

For the difference between the Authorized and Actual Salaries		852

Total Permanent Positions	177	64,531

Total Permanent Filled Positions	141	52,932

R.6 Tawi-Tawi Regional Agricultural College

490	OFFICIAL GAZETTE	VOL. 113, NO. 1
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STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,235
Chief Administrative Officer	1	880

Total Key Positions	2	2,115

Other Positions

Administrative	19	5,042
Support to Technical	4	921
Technical	149	51,047

Total Other Positions	172	57,010

For the difference between the Authorized and Actual Salaries		800

Total Permanent Positions	174	59,925

Total Permanent Filled Positions	170	58,136

DECEMBER 29, 2017	OFFICIAL GAZETTE	491
STAFFING SUMMARY, DOE

IX. DEPARTMENT OF ENERGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	6	10,333
Department Assistant Secretary	5	7,709
Director IV	6	8,280
Director III	15	18,525
Head Executive Assistant	1	1,235
Attorney V	5	4,945
Information Technology Officer III	2	1,760
Chief Technical Audit Specialist	3	2,640
Chief Science Research Specialist	29	25,520
Chief Investments Specialist	1	880
Chief Administrative Officer	6	5,280
Internal Auditor V	1	880
Chief Accountant	1	880

Total Key Positions	82	91,245

Other Positions

Administrative	250	70,243
Support to Technical	83	35,647
Technical	557	247,414

Total Other Positions	890	353,304

For the difference between the Authorized and Actual Salaries		9,562

Total Permanent Positions	972	454,111

Total Permanent Filled Positions	729	352,311

492	OFFICIAL GAZETTE	VOL. 113, NO. 1
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X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,612
Department Assistant Secretary	7	10,791
Director IV	29	40,016
Director III	43	53,101
Head Executive Assistant	1	1,235
Provincial Environment and Natural Resources Officer	74	81,770
Attorney V	22	21,758
Community Development Officer V	1	880
Statistician V	1	880
Records Officer V	1	880
Chief Science Research Specialist	7	6,159
Chief Forest Management Specialist	5	4,400
Community Environment and Natural Resources Officer	141	124,079
Chief Ecosystems Management Specialist	5	4,400
Land Management Officer V	2	1,760
Chief Administrative Officer	76	66,880
Internal Auditor V	2	1,760
Information Technology Officer III	2	1,760
Park Operations Superintendent V	4	3,519
Planning Officer V	18	15,840
Project Evaluation Officer V	4	3,520
Chief Accountant	1	880
Engineer V	17	14,960
Development Management Officer V	78	68,640

Total Key Positions	547	540,858

Other Positions

Administrative	4,819	1,039,291
Support to Technical	1,899	561,925
Technical	12,246	3,167,812

Total Other Positions	18,964	4,769,028

For the difference between the Authorized and Actual Salaries		53,443

Total Permanent Positions	19,511	5,363,329

Total Permanent Filled Positions	15,276	4,333,414

DECEMBER 29, 2017	OFFICIAL GAZETTE	493
STAFFING SUMMARY, DENR

B. Environmental Management Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	5	6,175
Director II	16	17,680
Attorney V	1	989
Chief Environmental Management Specialist	35	30,800
Chief Science Research Specialist	1	880
Chief Administrative Officer	17	14,960
Planning Officer V	1	880

Total Key Positions	77	73,744

Other Positions

Administrative	348	96,032
Support to Technical	108	34,020
Technical	1,247	515,385

Total Other Positions	1,703	645,437

For the difference between the Authorized and Actual Salaries		3,504

Total Permanent Positions	1,780	722,685

Total Permanent Filled Positions	1,299	541,821

C. Mines and Geo-Sciences Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Director II	15	16,575
Chief Science Research Specialist	16	14,080
Chief Geologist	17	14,960
Development Management Officer V	1	880
Planning Officer V	1	880
Engineer V	17	14,960

494	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Chief Administrative Officer	17	14,960

Total Key Positions	86	79,910

Other Positions

Administrative	365	91,669
Support to Technical	217	62,606
Technical	681	341,245

Total Other Positions	1,263	495,520

For the difference between the Authorized and Actual Salaries		13,158

Total Permanent Positions	1,349	588,588

Total Permanent Filled Positions	932	401,709

D. National Mapping and Research Information Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Administrator III	1	1,722
Deputy Administrator II	2	2,760
Director II	4	4,420
Director I	3	2,967
Chief Remote Sensing Technologist	4	3,520
Engineer V	5	4,400
Chief Administrative Officer	2	1,760
Information Technology Officer III	2	1,760
Oceanographer V	1	880
Planning Officer V	1	880
Information Officer V	1	880

Total Key Positions	26	25,949

Other Positions

Administrative	91	23,085
Support to Technical	16	4,668
Technical	343	127,699

Total Other Positions	450	155,452

For the difference between the Authorized and Actual Salaries		4,031

Total Permanent Positions	476	185,432

Total Permanent Filled Positions	389	151,872

Total Uniformed Personnel	264	66,976
Total Filled Uniformed Personnel	224	53,447

Total Filled Permanent and Uniformed	613	205,319

DECEMBER 29, 2017	OFFICIAL GAZETTE	495
STAFFING SUMMARY, DENR

E. National Water Resources Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Attorney V	2	1,978
Chief Water Resources Development Officer	2	1,760
Chief Administrative Officer	1	880
Member (Ex-Officio)	9
Chairman (Ex-Officio)	1

Total Key Positions	7	7,233

Other Positions

Administrative	53	12,271
Support to Technical	25	10,941
Technical	41	19,009

Total Other Positions	119	42,221

For the difference between the Authorized and Actual Salaries		1,392

Total Permanent Positions	126	50,846

Total Permanent Filled Positions	95	42,589

F. Palawan Council for Sustainable Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Director II	2	2,211
Chief Administrative Officer	1	880
Project Development Officer V	7	6,160
Member (Ex-Officio)	8
Vice Chairman (Ex-Officio)	1
Chairman (Ex-Officio)	1

Total Key Positions	11	10,631

Other Positions

Administrative	22	4,533

496	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Support to Technical	5	1,978
Technical	38	16,840

Total Other Positions	65	23,351

For the difference between the Authorized and Actual Salaries		1,216

Total Permanent Positions	76	35,198

Total Permanent Filled Positions	75	34,738

DECEMBER 29, 2017	OFFICIAL GAZETTE	497
STAFFING SUMMARY, DOF

XI. DEPARTMENT OF FINANCE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	6	10,333
Department Assistant Secretary	6	9,251
Project Manager IV	1	1,380
Executive Director III	2	2,760
Director IV	13	17,940
Deputy Executive Director III	3	3,705
Project Manager III	12	14,819
Head Executive Assistant	1	1,235
Director III	10	12,350
Attorney V	4	3,956
Chief Financial Management Specialist	3	2,640
Chief Administrative Officer	9	7,920
Chief Tax Specialist	12	10,560
Chief Accountant	1	880
Planning Officer V	4	3,520
Management and Audit Analyst V	1	880
Intelligence Officer V	1	880
Information Technology Officer III	2	1,760
Financial Analyst V	2	1,760
Economist V	3	2,640
Statistician V	1	880
Development Management Officer V	1	880

Total Key Positions	99	115,307

Other Positions

Administrative	310	97,719
Support to Technical	120	52,584
Technical	281	160,642

Total Other Positions	711	310,945

For the difference between the Authorized and Actual Salaries		4,723

Total Permanent Positions	810	430,975

Total Permanent Filled Positions	370	208,104

B. Bureau of Customs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

498	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Key Positions

Commissioner of Customs	1	1,722
Deputy Commissioner of Customs	6	8,280
Director III	11	13,585
Director II	2	2,210
Collector of Customs VI	10	11,050
Attorney V	5	4,945
Collector of Customs V	24	23,742
Medical Officer V	1	989
Information Technology Officer III	4	3,520
Collector of Customs IV	19	16,711
Chief Tax Specialist	1	880
Chief Customs Operations Officer	60	52,781
Chief Administrative Officer	5	4,400
Intelligence Officer V	1	880
Statistician V	1	880
Special Police Chief	1	880
Management and Audit Analyst V	5	4,400
Chief Accountant	2	1,760
Collector of Customs III	8	6,296
Collector of Customs II	13	9,165
Collector of Customs I	10	6,310

Total Key Positions	190	175,386

Other Positions

Administrative	2,427	435,727
Support to Technical	1,382	350,824
Technical	2,265	808,278

Total Other Positions	6,074	1,594,829

For the difference between the Authorized and Actual Salaries		34,573

Total Permanent Positions	6,264	1,804,788

Total Permanent Filled Positions	3,031	854,788

C. Bureau of Internal Revenue

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner of Internal Revenue	1	1,722
Deputy Commissioner of Internal Revenue	5	6,900
Assistant Commissioner of Internal Revenue	15	18,525
Director III	1	1,235
Director II	41	45,306
Director I	26	25,714
Attorney V	27	26,703
Information Technology Officer III	17	14,960
Information Officer V	1	880

DECEMBER 29, 2017	OFFICIAL GAZETTE	499
STAFFING SUMMARY, DOF

Executive Assistant V	1	880
Chief Revenue Officer IV	196	172,479
Chief Administrative Officer	20	17,600
Chief Accountant	19	16,720

Total Key Positions	370	349,624

Other Positions

Administrative	4,684	1,118,692
Support to Technical	1,070	414,054
Technical	15,520	5,242,182

Total Other Positions	21,274	6,774,928

For the difference between the Authorized and Actual Salaries		99,423

Total Permanent Positions	21,644	7,223,975

Total Permanent Filled Positions	10,044	3,203,291

D. Bureau of Local Government Finance

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Director II	19	20,995
Director I	1	989
Attorney V	2	1,978
Chief Tax Specialist	1	880
Local Treasury Operations Officer V	1	880
Chief Administrative Officer	2	1,760
Local Assessment Operations Officer V	1	880
Information Technology Officer III	1	880
Fiscal Examiner V	1	880
Development Management Officer V	1	880

Total Key Positions	33	34,852

Other Positions

Administrative	178	42,667
Support to Technical	42	15,847
Technical	187	87,504

Total Other Positions	407	146,018

For the difference between the Authorized and Actual Salaries		3,454

Total Permanent Positions	440	184,324

Total Permanent Filled Positions	269	114,845

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E. Bureau of the Treasury

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Treasurer of the Philippines	1	1,722
Deputy Treasurer of the Philippines	4	6,168
Director III	8	9,880
Director II	14	15,470
Chief Treasury Operations Officer II	112	98,559

Total Key Positions	139	131,799

Other Positions

Administrative	630	184,017
Support to Technical	132	38,222
Technical	382	176,460

Total Other Positions	1,144	398,699

For the difference between the Authorized and Actual Salaries		11,447

Total Permanent Positions	1,283	541,945

Total Permanent Filled Positions	695	328,735

F. Central Board of Assessment Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director III	1	1,235
Director II	2	2,211
Attorney V	3	2,968

Total Key Positions	6	6,414

Other Positions

Administrative	19	4,455
Support to Technical	1	417

Total Other Positions	20	4,872

For the difference between the Authorized and Actual Salaries		176

DECEMBER 29, 2017	OFFICIAL GAZETTE	501
STAFFING SUMMARY, DOF

Total Permanent Positions	26	11,462

Total Permanent Filled Positions	22	10,534

G. National Tax Research Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	2	2,470
Attorney V	1	989
Economist V	1	880
Chief Tax Specialist	6	5,280
Statistician V	1	880
Chief Administrative Officer	1	880

Total Key Positions	13	12,759

Other Positions

Administrative	72	16,988
Support to Technical	15	5,880
Technical	52	20,423

Total Other Positions	139	43,291

For the difference between the Authorized and Actual Salaries		366

Total Permanent Positions	152	56,416

Total Permanent Filled Positions	81	31,971

H. Securities and Exchange Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SEC Chairperson	1	7,175
SEC Commissioner	4	19,133
SEC General Counsel	1	1,986
SEC Commission Secretary	1	1,655
SEC General Accountant	1	1,655
SEC Director	8	13,237
SEC Director	3	3,903

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SEC Director	4	3,981
SEC Director	27	26,868

Total Key Positions	50	79,593

Other Positions

Administrative	192	79,859
Support to Technical	41	21,424
Technical	208	133,964

Total Other Positions	441	235,247

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	491	314,840

Total Permanent Filled Positions	423	266,574

DECEMBER 29, 2017	OFFICIAL GAZETTE	503
STAFFING SUMMARY, DFA

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Chief of Mission, Class I	59	101,611
Department Undersecretary	5	8,612
Department Legislative Liaison Officer	1	1,542
Chief of Mission, Class II	59	90,976
Career Minister	17	23,460
Foreign Service Officer, Class I	79	97,565
Foreign Service Officer, Class II	88	97,255
Foreign Service Officer, Class III	10	9,891
Senior Foreign Affairs Adviser	1	880
Foreign Service Officer, Class IV	5	4,399
Chief Administrative Officer	1	880
Chief Accountant	1	880

Total Key Positions	327	440,329

Other Positions

Administrative	87	40,099
Support to Technical	673	145,989
Technical	1,348	812,228

Total Other Positions	2,108	998,316

For the difference between the Authorized and Actual Salaries		18,413

Total Permanent Positions	2,435	1,457,058

Total Permanent Filled Positions	2,109	1,155,691

B. Foreign Service Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880

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Training Specialist V	1	880
Chief Foreign Affairs Research Specialist	1	880

Total Key Positions	5	5,255

Other Positions

Administrative	32	7,767
Support to Technical	19	5,731
Technical	40	15,445

Total Other Positions	91	28,943

For the difference between the Authorized and Actual Salaries		668

Total Permanent Positions	96	34,866

Total Permanent Filled Positions	91	32,118

C. Technical Cooperation Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions

Administrative	4	1,053

Total Other Positions	4	1,053

For the difference between the Authorized and Actual Salaries		18

Total Permanent Positions	4	1,071

Total Permanent Filled Positions	3	752

D. UNESCO National Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,542
Deputy Executive Director II	1	1,105

Total Key Positions	2	2,647

DECEMBER 29, 2017	OFFICIAL GAZETTE	505
STAFFING SUMMARY, DFA

Other Positions

Administrative	8	1,782
Technical	4	1,967

Total Other Positions	12	3,749

For the difference between the Authorized and Actual Salaries		46

Total Permanent Positions	14	6,442

Total Permanent Filled Positions	12	4,716

506	OFFICIAL GAZETTE	VOL. 113, NO. 1
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XIII. DEPARTMENT OF HEALTH

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
FDA Director General	1	1,722
Department Undersecretary	6	10,334
Department Assistant Secretary	6	9,250
FDA Deputy Director General	2	3,084
Director IV	38	52,440
Director III	27	33,345
Medical Center Chief II	40	49,400
Head Executive Assistant	1	1,235
Medical Center Chief I	12	13,260
Director II	7	7,735
Chief of Medical Professional Staff II	39	43,096
Chief of Hospital III	5	5,525
Chief of Hospital II	23	22,748
District Health Officer I	2	1,978
Director I	1	989
Chief of Medical Professional Staff I	12	11,868
Medical Officer V	48	47,474
Attorney V	4	3,956
Information Officer V	1	880
Health Physicist IV	2	1,760
Health Education and Promotion Officer V	3	2,640
Financial Management Officer II	2	1,760
Engineer V	3	2,640
Development Management Officer V	1	880
Food-Drug Regulation Officer V	3	2,640
Chief Science Research Specialist	1	880
Chief Health Program Officer	2	1,760
Chief Administrative Officer	39	34,319
Information Technology Officer III	2	1,760
Chief Accountant	1	880
Nurse VII	17	14,960
Licensing Officer V	2	1,760
Internal Auditor V	2	1,760

Total Key Positions	356	393,096

Other Positions

Administrative	12,095	2,495,747
Support to Technical	4,430	1,202,192
Technical	52,623	21,358,650

Total Other Positions	69,148	25,056,589

For the difference between the Authorized and Actual Salaries		113,756

Total Permanent Positions	69,504	25,563,441

Total Permanent Filled Positions	49,403	17,525,787

DECEMBER 29, 2017	OFFICIAL GAZETTE	507
STAFFING SUMMARY, DOH

B. Commission on Population

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Director I	15	14,835
Information Technology Officer III	1	880
Information Officer V	1	880
Planning Officer V	1	880
Project Evaluation Officer V	1	880
Chief Administrative Officer	2	1,760

Total Key Positions	23	22,730

Other Positions

Administrative	185	40,892
Support to Technical	36	10,027
Technical	203	68,234

Total Other Positions	424	119,153

For the difference between the Authorized and Actual Salaries		869

Total Permanent Positions	447	142,752

Total Permanent Filled Positions	319	113,073

C. National Nutrition Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Nutrition Program Coordinator	14	13,850
Nutrition Officer V	3	2,640
Financial and Management Officer II	1	880
Chief Administrative Officer	1	880

Total Key Positions	22	22,100

Other Positions

Administrative	55	11,349

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Technical	38	16,209

Total Other Positions	93	27,558

For the difference between the Authorized and Actual Salaries		(355)

Total Permanent Positions	115	49,303

Total Permanent Filled Positions	103	44,362

DECEMBER 29, 2017	OFFICIAL GAZETTE	509
STAFFING SUMMARY, DICT

XIV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	1,722
Deputy Executive Director V	2	3,083
Director IV	5	6,900
Director III	3	3,705
Director II	13	14,368
Director I	10	9,893
Attorney V	1	989
Telecommunications District Officer	1	880
Project Evaluation Officer V	1	880
Planning Officer V	6	5,280
Information Technology Officer III	14	12,317
Financial and Management Officer II	1	880
Engineer V	3	2,640
Training Specialist V	2	1,760
Chief Administrative Officer	5	4,400

Total Key Positions	68	69,697

Other Positions

Administrative	297	75,130
Support to Technical	65	20,184
Technical	1,212	437,796

Total Other Positions	1,574	533,110

For the difference between the Authorized and Actual Salaries		9,190

Total Permanent Positions	1,642	611,997

Total Permanent Filled Positions	1,010	312,441

B. National Privacy Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Privacy Commissioner	1	2,378
Deputy Privacy Commissioner	2	3,445
Executive Director IV	1	1,542
Director IV	4	5,520
Attorney V	5	4,945

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Information Officer V	1	880
Chief Administrative Officer	3	2,640
Information Technology Officer III	2	1,760

Total Key Positions	19	23,110

Other Positions

Administrative	42	15,614
Support to Technical	4	2,076
Technical	58	29,562

Total Other Positions	104	47,252

Total Permanent Positions	123	70,362

Total Permanent Filled Positions	67	38,384

C. National Telecommunications Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner II	1	1,542
Commissioner I	2	2,760
Director II	21	23,205
Attorney V	2	1,978
Chief Communications Development Officer	4	3,520
Engineer V	20	17,600
Chief Administrative Officer	16	14,080
Management and Audit Analyst V	1	880
Planning Officer V	1	880
Financial and Management Officer II	1	880

Total Key Positions	69	67,325

Other Positions

Administrative	230	46,205
Support to Technical	39	18,283
Technical	194	61,002

Total Other Positions	463	125,490

For the difference between the Authorized and Actual Salaries		6,122

Total Permanent Positions	532	198,937

Total Permanent Filled Positions	498	182,485

DECEMBER 29, 2017	OFFICIAL GAZETTE	511
STAFFING SUMMARY, DILG

XV. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,611
Department Assistant Secretary	5	7,709
Director IV	27	37,260
Head Executive Assistant	1	1,235
Director III	20	24,700
Local Government Operations Officer VIII	105	116,052
Attorney V	3	2,967
Internal Auditor V	2	1,760
Information Technology Officer III	3	2,640
Information Officer V	1	880
Engineer V	1	880
Chief Administrative Officer	21	18,480
Local Government Operations Officer VII	40	35,200
Public Relations Officer V	1	880
Project Evaluation Officer V	1	880
Planning Officer V	1	880
Chief Accountant	1	880
Local Government Operations Officer VI	326	229,703

Total Key Positions	565	493,975

Other Positions

Administrative	1,332	290,369
Support to Technical	157	72,480
Technical	2,832	1,370,115

Total Other Positions	4,321	1,732,964

For the difference between the Authorized and Actual Salaries		55,474

Total Permanent Positions	4,886	2,282,413

Total Permanent Filled Positions	4,296	2,026,527

B. Bureau of Fire Protection

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	2	1,760
Planning Officer V	1	880

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Chief Administrative Officer	3	2,640

Total Key Positions	6	5,280

Other Positions

Administrative	259	48,115
Support to Technical	219	61,399

Total Other Positions	478	109,514

For the difference between the Authorized and Actual Salaries		2,401

Total Permanent Positions	484	117,195

Total Permanent Filled Positions	424	104,348

Total Uniformed Personnel	24,286	5,273,243
Total Filled Uniformed Personnel	21,704	4,761,914

TOTAL	22,128	4,866,262

C. Bureau of Jail Management and Penology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director II	1	1,105
Inmate Guidance Chief	1	880
Intelligence Officer V	1	880
Planning Officer V	1	880
Presidential Staff Officer VI	1	880
Chief Administrative officer	3	2,640

Total Key Positions	8	7,265

Other Positions

Administrative	36	8,673
Support to Technical	36	10,614
Technical	5	1,550

Total Other Positions	77	20,837

For the difference between the Authorized and Actual Salaries		1,667

Total Permanent Positions	85	29,769

Total Permanent Filled Positions	85	29,764

Total Uniformed Personnel	12,399	2,815,980
Total Filled Uniformed Personnel	11,644	2,630,161

TOTAL	11,729	2,659,925

DECEMBER 29, 2017	OFFICIAL GAZETTE	513
STAFFING SUMMARY, DILG

D. Local Government Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	1	880
Local Government Operations Officer VII	3	2,640

Total Key Positions	6	6,135

Other Positions

Administrative	23	6,880
Support to Technical	2	747
Technical	23	11,180

Total Other Positions	48	18,807

For the difference between the Authorized and Actual Salaries		342

Total Permanent Positions	54	25,284

Total Permanent Filled Positions	52	24,407

E. National Police Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Member IV	4	6,889
Deputy Executive Director IV	1	1,380
Chairman, Police Regional Appellate Board	19	23,465
Director III	22	27,170
Head Executive Assistant	1	1,235
Director II	21	23,206
Attorney V	17	16,813
Law Enforcement Evaluation Officer V	1	880
Information Technology Officer III	1	880
Engineer V	1	880
Chief Communications Development Officer	1	880
Chief Administrative Officer	21	18,480
Project Evaluation Officer V	1	880
Logistics Management Officer V	1	880
Police Inspector V	1	880
Planning Officer V	3	2,640

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Board Secretary V	1	880
Chief Accountant	1	880
Chairman (Ex-Officio)	1

Total Key Positions	118	129,198

Other Positions

Administrative	749	169,789
Support to Technical	129	46,845
Technical	315	192,920

Total Other Positions	1,193	409,554

For the difference between the Authorized and Actual Salaries		13,820

Total Permanent Positions	1,311	552,572

Total Permanent Filled Positions	1,015	438,750

F. Philippine National Police

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Inspector General	1	1,542
Director I	3	2,967
Attorney V	3	2,967
Chief Administrative Officer	6	5,280
Chief Accountant	2	1,760
Document Examiner V	1	880
Planning Officer V	1	880
Information Technology Officer III	3	2,640
Chemist V	1	880

Total Key Positions	21	19,796

Other Positions
Administrative	11,900	2,180,766
Support to Technical	1,358	352,437
Technical	44	13,465

Total Other Positions	13,302	2,546,668

For the difference between the Authorized and Actual Salaries		22,048

Total Permanent Positions	13,323	2,588,512

Total Permanent Filled Positions	11,506	2,231,743

Total Uniformed Personnel	194,410	44,867,203
Total Filled Uniformed Personnel	168,472	38,572,171

TOTAL	179,978	40,803,914

DECEMBER 29, 2017	OFFICIAL GAZETTE	515
STAFFING SUMMARY, DILG

G. Philippine Public Safety College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	1,722
SUC Vice-President IV	2	2,760
Director II	1	1,105
Director I	2	1,978
Chief Education Program Specialist	4	3,520
Planning Officer V	1	880
Chief Administrative Officer	5	4,400

Total Key Positions	16	16,365

Other Positions
Administrative	115	31,497
Support to Technical	49	16,264
Technical	158	56,891

Total Other Positions	322	104,652

For the difference between the Authorized and Actual Salaries		3,543

Total Permanent Positions	338	124,560

Total Permanent Filled Positions	265	92,143

Total Uniformed Personnel	1,050	345,555
Total Filled Uniformed Personnel	1,050	345,555

TOTAL	1,315	437,698

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XVI. DEPARTMENT OF JUSTICE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Chief State Counsel	1	1,722
Prosecutor V	50	86,120
Commission Chairman III	1	1,722
Prosecutor General	1	1,722
Department Undersecretary	5	8,612
Executive Director V	1	1,722
Prosecutor IV	241	371,527
Department Legislative Liaison Officer	1	1,542
Assistant Chief State Counsel	2	3,083
Commission Member III	2	3,083
Department Assistant Secretary	5	7,708
Prosecutor III	560	772,672
Executive Director III	2	2,760
Director IV	7	9,660
State Counsel V	6	8,279
State Counsel IV	12	14,819
Head Executive Assistant	1	1,235
Deputy Executive Director III	2	2,470
Prosecutor II	1,226	1,514,012
State Counsel III	14	15,474
Prosecutor I	543	600,176
Director II	2	2,210
State Counsel II	14	13,849
Investigation Agent VI	1	989
Chief Parole Officer	2	1,979
Attorney V	4	3,957
Information Officer V	1	880
Economist V	2	1,760
Chief Administrative Officer	10	8,800
Chief Accountant	1	880
Training Specialist V	1	880
State Counsel I	15	13,194
Planning Officer V	2	1,760
Librarian V	1	880
Investigation Agent V	1	880
Internal Auditor V	2	1,760
Information Technology Officer III	1	880

Total Key Positions	2,744	3,488,036

Other Positions
Administrative	1,169	259,141
Support to Technical	1,801	440,627
Technical	350	249,125

Total Other Positions	3,320	948,893

For the difference between the Authorized and Actual Salaries		64,666

Total Permanent Positions	6,064	4,501,595

Total Permanent Filled Positions	4,780	3,920,414

DECEMBER 29, 2017	OFFICIAL GAZETTE	517
STAFFING SUMMARY, DOJ

B. Bureau of Corrections

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	1,542
Director IV	2	2,760
Penal Institution Superintendent IV	3	3,316
Medical Officer V	1	989
Chief of Hospital II	1	989
Chief Administrative Officer	4	3,520
Chief Accountant	1	880
Inmate Guidance Chief	1	880
Chief Penal Institution Program Officer	1	880
Chief of Hospital I	4	3,520

Total Key Positions	19	19,276

Other Positions

Administrative	398	76,422
Support to Technical	2,471	442,023
Technical	109	43,001

Total Other Positions	2,978	561,446

For the difference between the Authorized and Actual Salaries		14,474

Total Permanent Positions	2,997	595,196

Total Permanent Filled Positions	2,557	498,704

C. Bureau of Immigration

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner III	1	1,722
Deputy Commissioner III	2	3,083
Attorney V	2	1,978
Deputy Executive Director I	1	989
Chief Immigration Officer	3	2,640
Intelligence Officer V	1	980
Chief Administrative Officer	2	1,760

Total Key Positions	12	13,052

518	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Other Positions

Administrative	355	65,350
Support to Technical	86	18,021
Technical	2,311	641,751

Total Other Positions	2,752	725,122

For the difference between the Authorized and Actual Salaries		6,262

Total Permanent Positions	2,764	744,436

Total Permanent Filled Positions	1,690	428,842

D. Land Registration Authority

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	1,722
Deputy Administrator III	2	3,083
Register of Deeds IV	15	18,524
Director II	4	4,420
Deputy Register of Deeds IV	15	14,839
Attorney V	3	2,967
Register of Deeds III	41	40,560
Deeds Registry Inspector V	1	989
Records Officer V	1	880
Information Technology Officer III	1	880
Engineer V	2	1,760
Chief Administrative Officer	3	2,640
Chief Accountant	1	880

Total Key Positions	90	94,144

Other Positions

Administrative	1,256	229,925
Support to Technical	303	84,458
Technical	1,383	470,992

Total Other Positions	2,942	785,375

For the difference between the Authorized and Actual Salaries		15,418

Total Permanent Positions	3,032	894,937

Total Permanent Filled Positions	2,026	550,710

DECEMBER 29, 2017	OFFICIAL GAZETTE	519
STAFFING SUMMARY, DOJ

E. National Bureau of Investigation

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	1,722
Director V	1	1,542
Director III	6	7,410
Director II	15	16,575
Director I	17	16,813
Attorney V	1	989
Investigation Agent VI	69	68,256
Medico-Legal Officer V	1	989
Identification Officer II	2	1,760
Engineer V	1	880
Crime Investigator V	1	880
Chief Administrative Officer	4	3,520
Chief Accountant	1	880
Information Technology Officer III	1	880
Polygraph Examiner V	1	880
Chemist V	1	880
Planning Officer V	1	880
Training Specialist V	1	880
Investigation Agent V	108	94,998

Total Key Positions	233	221,614

Other Positions

Administrative	430	84,035
Support to Technical	486	99,134
Technical	868	452,535

Total Other Positions	1,784	635,704

For the difference between the Authorized and Actual Salaries		18,454

Total Permanent Positions	2,017	875,772

Total Permanent Filled Positions	1,480	617,373

F. Office of the Government Corporate Counsel

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Government Corporate Counsel	1	1,722
Deputy Government Corporate Counsel	1	1,542

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Assistant Government Corporate Counsel	10	15,416
Government Corporate Attorney IV	10	13,798
Government Corporate Attorney III	14	17,289
Government Corporate Attorney II	17	18,790
Government Corporate Attorney I	4	3,957
Chief Administrative Officer	1	880

Total Key Positions	58	73,394

Other Positions

Administrative	33	7,583
Support to Technical	33	8,166
Technical	2	1,162

Total Other Positions	68	16,911

For the difference between the Authorized and Actual Salaries		1,780

Total Permanent Positions	126	92,085

Total Permanent Filled Positions	103	73,905

G. Office of the Solicitor General

STAFFING SUMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Solicitor-General	1	2,378
Assistant Solicitor-General	22	37,893
Director IV	4	5,520
Head Executive Assistant	1	1,235
Associate Solicitor III	40	44,212
Chief Administrative Officer	3	2,640

Total Key Positions	71	93,878

Other Positions

Administrative	503	163,817
Support to Technical	85	23,256
Technical	329	382,439

Total Other Positions	917	569,512

For the difference between the Authorized and Actual Salaries		2,431
Total Permanent Positions	988	665,821

Total Permanent Filled Positions	697	468,866

DECEMBER 29, 2017	OFFICIAL GAZETTE	521
STAFFING SUMMARY, DOJ

H. Parole and Probation Administration

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	1,542
Director IV	1	1,380
Director II	16	17,680
Director I	16	15,824
Attorney V	1	989
Chief Probation Officer	185	162,725
Chief Administrative Officer	3	2,640
Planning Officer V	1	880

Total Key Positions	224	203,660

Other Positions

Administrative	389	76,209
Support to Technical	13	4,267
Technical	690	302,619

Total Other Positions	1,092	383,095

For the difference between the Authorized and Actual Salaries		9,935

Total Permanent Positions	1,316	596,690

Total Permanent Filled Position	1,033	478,545

I. Presidential Commission on Good Government

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Commission Member IV	4	6,890
Director IV	5	6,900
Attorney V	4	3,957
Special Investigator V	1	880
Chief Administrative Officer	7	6,158
Chief Accountant	1	880
Planning Officer V	1	880
Board Secretary V	1	880
Property Appraiser V	1	880
Information Technology Officer III	1	880
Development Management Officer V	1	880

Total Key Positions	28	32,443

522	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Other Positions

Administrative	68	21,941
Support to Technical	33	14,906
Technical	18	8,560

Total Other Positions	119	45,407

For the difference between the Authorized and Actual Salaries		1,133

Total Permanent Positions	147	78,983

Total Permanent Filled Positions	61	34,499

J. Public Attorney’s Office

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Public Attorney	1	1,722
Deputy Chief Public Attorney	2	3,083
Public Attorney V	16	24,672
Public Attorney IV	19	26,220
Public Attorney III	370	456,922
Public Attorney II	795	878,716
Director II	2	2,210
Public Attorney I	127	125,637
Planning Officer V	1	880
Chief Administrative Officer	1	880

Total Key Positions	1,334	1,520,942

Other Positions

Administrative	633	121,990
Support to Technical	366	74,434
Technical	782	780,504

Total Other Positions	1,781	976,928

For the difference between the Authorized and Actual Salaries		31,994

Total Permanent Positions	3,115	2,529,864

Total Permanent Filled Positions	2,682	2,074,183

DECEMBER 29, 2017	OFFICIAL GAZETTE	523
STAFFING SUMMARY, DOLE

XVII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,612
Department Assistant Secretary	6	9,250
Director IV	29	40,020
Head Executive Assistant	1	1,235
Director III	16	19,760
Director II	15	16,578
Attorney V	4	3,956
Planning Officer V	1	880
Internal Auditor V	2	1,760
Information Technology Officer III	1	880
Chief Labor and Employment Officer	93	81,816
Chief Administrative Officer	24	21,120
Project Evaluation Officer V	1	880
Chief Accountant	1	880

Total Key Positions	200	210,005

Other Positions

Administrative	524	141,917
Support to Technical	252	93,720
Technical	1,570	736,247

Total Other Positions	2,346	971,884

For the difference between the Authorized and Actual Salaries		17,167

Total Permanent Positions	2,546	1,199,056

Total Permanent Filled Positions	2,181	1,022,760

B. Institute for Labor Studies

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380

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Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Chief Labor and Employment Officer	4	3,520

Total Key Positions	7	7,015

Other Positions

Administrative	14	4,448
Support to Technical	6	1,830
Technical	19	9,009

Total Other Positions	39	15,287

For the difference between the Authorized and Actual Salaries		160

Total Permanent Positions	46	22,462

Total Permanent Filled Positions	42	18,439

C. National Conciliation and Mediation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,542
Deputy Executive Director IV	2	2,760
Director II	16	17,680
Conciliator-Mediator	1	989
Chief Labor and Employment Officer	3	2,640
Chief Administrative Officer	3	2,640

Total Key Positions	26	28,251

Other Positions

Administrative	81	19,989
Support to Technical	30	7,203
Technical	93	63,082

Total Other Positions	204	90,274

For the difference between the Authorized and Actual Salaries		2,122

Total Permanent Positions	230	120,647

Total Permanent Filled Positions	201	102,974

DECEMBER 29, 2017	OFFICIAL GAZETTE	525
STAFFING SUMMARY, DOLE

D. National Labor Relations Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Commission Member IV	23	39,614
Executive Clerk of Court IV	1	1,542
Labor Arbiter	171	263,614
Executive Clerk of Court II	7	8,645
Director II	2	2,210
Attorney VI	48	53,056
Attorney V	2	1,978
Chief Administrative Officer	2	1,760

Total Key Positions	257	374,797

Other Positions

Administrative	391	86,803
Support to Technical	350	91,315
Technical	274	192,623

Total Other Positions	1,015	370,741

For the difference between the Authorized and Actual Salaries		17,401

Total Permanent Positions	1,272	762,939

Total Permanent Filled Positions	1,038	643,926

E. National Maritime Polytechnic

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Chief Science Research Specialist	1	880

Total Key Positions	4	4,375

Other Positions

Administrative	33	8,772
Support to Technical	19	7,004
Technical	27	11,497

526	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Other Positions	79	27,273

For the difference between the Authorized and Actual Salaries		700

Total Permanent Positions	83	32,348

Total Permanent Filled Positions	77	29,112

F. National Wages and Productivity Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,542
Deputy Executive Director IV	2	2,760
Director II	3	3,315
Board Secretary VI	16	15,824
Attorney V	1	989
Chief Labor and Employment Officer	3	2,640
Chief Administrative Officer	2	1,760
Planning Officer V	1	880
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	29	29,710

Other Positions

Administrative	47	11,688
Support to Technical	41	20,830
Technical	70	33,028

Total Other Positions	158	65,546

For the difference between the Authorized and Actual Salaries		1,878

Total Permanent Positions	187	97,134

Total Permanent Filled Positions	175	87,847

G. Philippine Overseas Employment Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	527
STAFFING SUMMARY, DOLE

Executive Director V	1	1,722
Deputy Executive Director V	3	4,625
Director IV	4	5,520
Director II	16	17,680
Attorney VI	2	2,211
Attorney V	5	4,945
Chief Accountant	1	880
Information Technology Officer III	1	880
Chief Labor and Employment Officer	19	16,720
Planning Officer V	1	880
Chief Administrative Officer	7	6,160

Total Key Positions	60	62,223

Other Positions

Administrative	167	53,768
Support to Technical	38	14,981
Technical	245	123,889

Total Other Positions	450	192,638

For the difference between the Authorized and Actual Salaries		3,928

Total Permanent Positions	510	258,789

Total Permanent Filled Positions	313	164,029

H. Professional Regulation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Commission Member IV	2	3,445
Assistant Commissioner, Constitutional Commission	1	1,542
Director II	3	3,315
Attorney V	3	2,967
Director I	10	9,890
Board Secretary V	1	880
Planning Officer V	2	1,760
Internal Auditor V	1	880
Information Technology Officer III	3	2,640
Chief Professional Regulations Officer	13	11,440
Chief Administrative Officer	6	5,280
Statistician V	1	880
Chief Accountant	1	880

Total Key Positions	48	48,177

Other Positions

Administrative	265	55,761
Support to Technical	102	40,012
Technical	192	75,344

528	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Positions	559	171,117

For the difference between the Authorized and Actual Salaries		2,134

Total Permanent Positions	607	221,428

Total Permanent Filled Positions	370	117,731

II. Overseas Workers Welfare Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	1,722
Deputy Executive Director V	2	3,083
Director IV	3	4,140
Director II	21	23,205
Overseas Workers Welfare Officer VI	1	989
Attorney V	1	989
Chief Accountant	1	880
Internal Auditor V	1	880
Information Technology Officer III	1	880
Overseas Workers Welfare Officer V	24	21,120
Chief Administrative Officer	8	7,040

Total Key Positions	64	64,928

Other Positions

Administrative	155	69,614
Support to Technical	43	27,351
Technical	139	52,415

Total Other Positions	337	149,380

For the difference between the Authorized and Actual Salaries		6,885

Total Permanent Positions	401	221,193

Total Permanent Filled Positions	387	213,699

DECEMBER 29, 2017	OFFICIAL GAZETTE	529
STAFFING SUMMARY, DND

XVIII. Department of National Defense

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,612
Department Assistant Secretary	5	7,708
Director IV	10	13,800
Director III	1	1,235
Head Executive Assistant	1	1,235
Attorney V	2	1,978
Internal Auditor V	2	1,760
Intelligence Officer V	1	880
Information Technology Officer III	2	1,760
Engineer V	1	880
Chief Defense Research Officer	2	1,760
Chief Administrative Officer	10	8,800
Logistics Management Officer V	2	1,760
Planning Officer V	2	1,760
Chief Accountant	1	880

Total Key Positions	48	57,186

Other Positions

Administrative	151	33,660
Support to Technical	90	42,107
Technical	32	12,733

Total Other Positions	273	88,500
For the difference between the Authorized and Actual Salaries		(30)

Total Permanent Positions	321	145,656

Total Permanent Filled Positions	240	113,243

B. Government Arsenal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	2	1,760
Planning Officer V	1	880
Production Planning and Control Officer V	3	2,640
Engineer V	2	1,760

530	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Key Positions	10	9,655

Other Positions

Administrative	165	31,498
Support to Technical	49	12,542
Technical	463	95,582

Total Other Positions	677	139,622

For the difference between the Authorized and Actual Salaries		3,372

Total Permanent Positions	687	152,649

Total Permanent Filled Positions	609	131,762

C. National Defense College of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	2	1,760
Chief Defense Research Officer	1	880

Total Key Positions	5	5,255

Other Positions

Administrative	40	9,118
Technical	21	11,353

Total Other Positions	61	20,471

For the difference between the Authorized and Actual Salaries		824

Total Permanent Positions	66	26,550

Total Permanent Filled Positions	59	23,095

D. Office of Civil Defense

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	1,722
Deputy Administrator III	2	3,083

DECEMBER 29, 2017	OFFICIAL GAZETTE	531
STAFFING SUMMARY, DND

Director III	5	6,175
Director II	17	18,785
Director I	1	989
Civil Defense Officer V	17	14,960
Chief Administrative Officer	1	880
Training Specialist V	1	880
Planning Officer V	1	880

Total Key Positions	46	48,354

Other Positions

Administrative	125	34,772
Support to Technical	128	36,945
Technical	345	124,856

Total Other Positions	598	196,573

For the difference between the Authorized and Actual Salaries		1,138

Total Permanent Positions	644	246,065

Total Permanent Filled Positions	374	129,854

E. Philippine Veterans Affairs Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Special Presidential Representative	1	1,542
Director V	1	1,542
Director IV	1	1,380
Director III	1	1,235
Medical Officer V	1	989
Attorney V	1	989
Chief Administrative Officer	3	2,640
Chief Veterans Assistance Officer	3	2,640
Chief Shrine Curator	1	880

Total Key Positions	13	13,837

Other Positions

Administrative	166	29,994
Support to Technical	30	8,506
Technical	197	58,881

Total Other Positions	393	97,381

For the difference between the Authorized and Actual Salaries		2,576

Total Permanent Positions	406	113,794

Total Permanent Filled Positions	343	94,377

532	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

F. Veterans Memorial Medical Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief of Medical Professional Staff II	1	1,105
Medical Specialist IV	14	13,850
Chief Administrative Officer	2	1,760

Total Key Positions	19	19,330

Other Positions

Administrative	286	53,125
Support to Technical	278	44,665
Technical	822	339,102

Total Other Positions	1,386	436,892

For the difference between the Authorized and Actual Salaries		10,542

Total Permanent Positions	1,405	466,764

Total Permanent Filled Positions	1,284	426,040

Gl. Philippine Army (Land Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Accountant	1	880
Chief Administrative Officer	3	2,640
Chemist V	1	880

Total Key Positions	5	4,400

Other Positions

Administrative	984	201,480
Support to Technical	646	162,248
Technical	35	7,893

Total Other Positions	1,665	371,621

For the difference between the Authorized and Actual Salaries		3,361

DECEMBER 29, 2017	OFFICIAL GAZETTE	533
STAFFING SUMMARY, DND

Total Permanent Positions	1,670	379,382

Total Permanent Filled Positions	1,282	294,063

Total Military Personnel	95,894	20,523,961
Total Filled Military Personnel	87,002	19,027,377

Total	88,284	19,321,440

G2. Philippine Air Force (Air Force)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	3	2,640
Chief Accountant	1	880

Total Key Positions	4	3,520

Other Positions

Administrative	962	173,163
Support to Technical	590	145,780
Technical	271	81,807

Total Other Positions	1,823	400,750

For the difference between the Authorized and Actual Salaries		4,197

Total Permanent Positions	1,827	408,467

Total Permanent Filled Positions	1,245	273,213

Total Military Personnel	17,612	4,243,694
Total Filled Military Personnel	16,857	4,031,550

Total	18,102	4,304,763

G3. Philippine Navy (Naval Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	3	2,640
Chief Accountant	1	880

534	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Key Positions	4	3,520

Other Positions

Administrative	631	125,976
Support to Technical	286	72,730
Technical	498	129,596

Total Other Positions	1,415	328,302

For the difference between the Authorized and Actual Salaries		1,814

Total Permanent Positions	1,419	333,636

Total Permanent Filled Positions	1,025	238,474

Total Military Personnel	23,312	5,550,140
Total Filled Military Personnel	23,312	5,550,140

Total	24,337	5,788,614

G4. General Headquarters, AFP and AFP Wide Support and Separate Units (AFPWSSUs)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Medical Center Chief II	1	1,235
Chief of Medical Professional Staff II	1	1,105
Director I	1	989
Chief Administrative Officer	7	6,160
Chief Accountant	1	880

Total Key Positions	11	10,369

Other Positions

Administrative	1,562	303,478
Support to Technical	677	167,341
Technical	1,695	479,329

Total Other Positions	3,934	950,148

For the difference between the Authorized and Actual Salaries		7,195

Total Permanent Positions	3,945	967,712

Total Permanent Filled Positions	2,782	646,103

Total Military Personnel	3,031	1,147,652
Total Filled Military Personnel	2,899	1,118,171

Total	5,681	1,764,274

DECEMBER 29, 2017	OFFICIAL GAZETTE	535
STAFFING SUMMARY, DPWH

XIX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	2,378
Department Undersecretary	7	12,057
Department Assistant Secretary	3	4,625
Executive Director IV	1	1,542
Project Manager IV	7	9,658
Director IV	32	44,156
Director III	23	28,404
Project Manager III	15	18,524
Head Executive Assistant	1	1,235
Project Manager II	20	22,106
Regional Equipment Engineer	1	989
Project Manager I	30	29,678
District Engineer	168	166,197
Attorney V	4	3,956
Architech V	1	880
Information Technology Officer III	2	1,760
Information Officer V	1	880
Fiscal Controller V	1	880
Engineer V	139	122,309
Chief Environment Management Specialist	1	880
Chief Administrative Officer	41	36,080
Internal Auditor V	2	1,760
Chief Accountant	1	880

Total Key Positions	502	511,814

Other Positions

Administrative	5,151	1,263,015
Support to Technical	3,600	700,470
Technical	10,248	3,979,951

Total Other Positions	18,999	5,943,436

For the difference between the Authorized and Actual Salaries		113,751

Total Permanent Positions	19,501	6,569,001

Total Permanent Filled Positions	17,724	6,012,407

536	OFFICIAL GAZETTE	VOL. 113, NO. 1
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XX. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	4	6,888
Department Assistant Secretary	3	4,626
Director IV	20	27,600
Head Executive Assistant	1	1,235
Attorney V	1	989
Chief Accountant	1	880
Planning Officer V	2	1,760
Chief Science Research Specialist	18	15,840
Project Development Officer V	1	880
Chief Administrative Officer	20	17,600

Total Key Positions	72	80,676

Other Positions

Administrative	194	63,343
Support to Technical	35	15,377
Technical	505	210,759

Total Other Positions	734	289,479

For the difference between the Authorized and Actual Salaries		7,152

Total Permanent Positions	806	377,307

Total Permanent Filled Positions	720	334,226

B. Advanced Science and Technology Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Chief Science Research Specialist	4	3,519
Chief Administrative Officer	1	880

Total Key Positions	6	5,779

DECEMBER 29, 2017	OFFICIAL GAZETTE	537
STAFFING SUMMARY, DOST

Other Positions

Administrative	20	6,316
Support to Technical	6	1,528
Technical	53	21,954

Total Other Positions	79	29,798

For the difference between the Authorized and Actual Salaries		498

Total Permanent Positions	85	36,075

Total Permanent Filled Positions	64	29,523

C. Food and Nutrition Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	1	880
Chief Science Research Specialist	3	2,640

Total Key Positions	6	6,135

Other Positions

Administrative	34	9,095
Support to Technical	5	2,025
Technical	141	53,307

Total Other Positions	180	64,427

For the difference between the Authorized and Actual Salaries		1,511

Total Permanent Positions	186	72,073

Total Permanent Filled Positions	163	63,228

D. Forest Products Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235

538	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Chief Administrative Officer	1	880
Chief Science Research Specialist	3	2,640

Total Key Positions	6	6,135

Other Positions

Administrative	42	10,885
Support to Technical	8	2,075
Technical	136	49,271

Total Other Positions	186	62,231

For the difference between the Authorized and Actual Salaries		3,431

Total Permanent Positions	192	71,797

Total Permanent Filled Positions	186	69,862

E. Industrial Technology Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	2	2,470
Chief Administrative Officer	2	1,760
Chief Science Research Specialist	9	7,920

Total Key Positions	14	13,530

Other Positions

Administrative	42	11,551
Support to Technical	2	500
Technical	311	116,080

Total Other Positions	355	128,131

For the difference between the Authorized and Actual Salaries		2,942

Total Permanent Positions	369	144,603

Total Permanent Filled Positions	329	128,172

F. Metals Industry Research and Development Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	539
STAFFING SUMMARY, DOST

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Chief Administrative Officer	1	880
Planning Officer V	1	880
Chief Science Research Specialist	4	3,520

Total Key Positions	9	9,130

Other Positions

Administrative	56	16,572
Support to Technical	45	11,883
Technical	116	44,046

Total Other Positions	217	72,501

For the difference between the Authorized and Actual Salaries		1,601

Total Permanent Positions	226	83,232

Total Permanent Filled Positions	214	79,835

G. National Academy of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Information Officer V	1	880
Chief Administrative Officer	1	880

Total Key Positions	3	3,140

Other Positions

Administrative	5	1,412
Technical	3	1,262

Total Other Positions	8	2,674

For the difference between the Authorized and Actual Salaries		334

Total Permanent Positions	11	6,148

Total Permanent Filled Positions	11	6,148

540	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

H. National Research Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Chief Science Research Specialist	2	1,760
Chief Administrative Officer	1	880

Total Key Positions	4	4,020

Other Positions

Administrative	11	3,698
Support to Technical	5	1,954
Technical	17	5,442

Total Other Positions	33	11,094

For the difference between the Authorized and Actual Salaries		276

Total Permanent Positions	37	15,390

Total Permanent Filled Positions	35	14,848

I. Philippine Atmospheric, Geophysical and Astronomical Services Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator I	1	1,380
Director III	3	3,705
Chief Administrative Officer	2	1,760
Weather Services Chief	10	8,800

Total Key Positions	16	15,645

Other Positions

Administrative	78	23,054
Support to Technical	4	1,504
Technical	936	262,973

Total Other Positions	1,018	287,531

For the difference between the Authorized and Actual Salaries		2,460

Total Permanent Positions	1,034	305,636

Total Permanent Filled Positions	841	257,504

DECEMBER 29, 2017	OFFICIAL GAZETTE	541
STAFFING SUMMARY, DOST

J. Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	3	3,705
Chief Administrative Officer	1	880
Chief Science Research Specialist	12	10,560

Total Key Positions	17	16,525

Other Positions

Administrative	76	18,202
Support to Technical	2	591
Technical	159	65,095

Total Other Positions	237	83,888

For the difference between the Authorized and Actual Salaries		1,845

Total Permanent Positions	254	102,258

Total Permanent Filled Positions	226	88,987

K. Philippine Council for Health Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Chief Science Research Specialist	3	2,640
Chief Administrative Officer	1	880

Total Key Positions	5	4,900

Other Positions

Administrative	19	5,399
Technical	36	15,142

Total Other Positions	55	20,541

For the difference between the Authorized and Actual Salaries		478

Total Permanent Positions	60	25,919

Total Permanent Filled Positions	56	24,048

542	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

L. Philippine Council for Industry, Energy and Energing Technology Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Chief Science Research Specialist	6	5,280

Total Key Positions	9	8,775

Other Positions

Administrative	17	5,040
Support to Technical	4	1,529
Technical	41	19,206

Total Other Positions	62	25,775

For the difference between the Authorized and Actual Salaries		535

Total Permanent Positions	71	35,085

Total Permanent Filled Positions	62	31,555

M. Philippine Institute of Volcanology and Seismology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	1	880
Chief Science Research Specialist	4	3,520

Total Key Positions	7	7,015

Other Positions

Administrative	34	8,355
Support to Technical	6	2,004
Technical	190	57,865

Total Other Positions	230	68,224

For the difference between the Authorized and Actual Salaries		1,518

Total Permanent Positions	237	76,757

Total Permanent Filled Positions	205	63,452

DECEMBER 29, 2017	OFFICIAL GAZETTE	543
STAFFING SUMMARY, DOST

N. Philippine Nuclear Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	1	880
Chief Science Research Specialist	4	3,520

Total Key Positions	7	7,015

Other Positions

Administrative	50	12,345
Support to Technical	10	3,496
Technical	195	77,982

Total Other Positions	255	93,823

For the difference between the Authorized and Actual Salaries		1,228

Total Permanent Positions	262	102,066

Total Permanent Filled Positions	207	78,755

O. Philippine Science High School

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,380
Director III	16	19,760
Deputy Executive Director III	1	1,235
Chief Science Research Specialist	1	880
Chief Administrative Officer	1	880

Total Key Positions	20	24,135

Other Positions
Administrative	222	65,488
Support to Technical	35	8,989
Technical	1,107	535,705

Total Other Positions	1,364	610,182

For the difference between the Authorized and Actual Salaries		227

Total Permanent Positions	1,384	634,544

Total Permanent Filled Positions	902	394,024

544	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

P. Philippine Textile Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,380
Chief Science Research Specialist	2	1,760
Chief Administrative Officer	1	880

Total Key Positions	4	4,020

Other Positions
Administrative	26	6,796
Support to Technical	1	162
Technical	58	19,639

Total Other Positions	85	26,597

For the difference between the Authorized and Actual Salaries		501

Total Permanent Positions	89	31,118

Total Permanent Filled Positions	78	26,238

Q. Science Education Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	1	880
Chief Science Research Specialist	3	2,640

Total Key Positions	6	6,135

Other Positions

Administrative	11	3,982
Support to Technical	2	305
Technical	39	16,172

Total Other Positions	52	20,959

For the difference between the Authorized and Actual Salaries		458

Total Permanent Positions	58	27,552

Total Permanent Filled Positions	44	20,865

DECEMBER 29, 2017	OFFICIAL GAZETTE	545
STAFFING SUMMARY, DOST

R. Science and Technology Information Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,380
Chief Science Research Specialist	2	1,760
Chief Administrative Officer	1	880

Total Key Positions	4	4,020

Other Positions

Administrative	16	5,005
Support to Technical	11	3,361
Technical	23	9,637

Total Other Positions	50	18,003

For the difference between the Authorized and Actual Salaries		263

Total Permanent Positions	54	22,286

Total Permanent Filled Positions	52	21,535

S. Technology Application and Promotion Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Chief Science Research Specialist	3	2,640
Chief Administrative Officer	1	880

Total Key Positions	5	4,900

Other Positions

Administrative	18	5,102
Support to Technical	2	805
Technical	34	15,991

Total Other Positions	54	21,898

For the difference between the Authorized and Actual Salaries		271

Total Permanent Positions	59	27,069

Total Permanent Filled Positions	56	25,913

546	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XXI. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	7	12,057
Department Assistant Secretary	7	10,791
Director IV	28	38,640
Director III	29	35,815
Head Executive Assistant	1	1,235
Attorney V	2	1,978
Project Development Officer V	1	880
Planning Officer V	2	1,759
Internal Auditor V	1	880
Information Technology Officer III	2	1,760
Information Officer V	3	2,640
Chief Administrative Officer	24	21,120
Social Welfare Officer V	51	44,873
Training Center Superintendent II	3	2,640
Chief Accountant	1	880

Total Key Positions	163	180,326

Other Positions

Administrative	1,182	273,824
Support to Technical	467	120,290
Technical	1,414	517,626

Total Other Positions	3,063	911,740

For the difference between the Authorized and Actual Salaries		20,102

Total Permanent Positions	3,226	1,112,168

Total Permanent Filled Positions	2,729	949,224

B. Council for the Welfare of Children

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	1,722

DECEMBER 29, 2017	OFFICIAL GAZETTE	547
STAFFING SUMMARY, DSWD

Deputy Executive Director IV	1	1,380

Total Key Positions	2	3,102

Other Positions

Administrative	11	3,602
Technical	18	7,883

Total Other Positions	29	11,485

For the difference between the Authorized and Actual Salaries		205

Total Permanent Positions	31	14,792

Total Permanent Filled Positions	29	14,156

C. Inter-Country Adoption Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380

Total Key Positions	1	1,380

Other Positions

Administrative	7	2,695
Technical	25	9,043

Total Other Positions	32	11,738

For the difference between the Authorized and Actual Salaries		323

Total Permanent Positions	33	13,441

Total Permanent Filled Positions	33	13,442

D. National Council on Disability Affairs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380

548	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Deputy Executive Director III	1	1,235
Project Development Officer V	1	880
Planning Officer V	1	880
Information Officer V	1	880
Chief Administrative Officer	1	880
Chairman (Ex-Officio)	1
Member (Ex-Officio)	18

Total Key Positions	6	6,135

Other Positions

Administrative	30	7,126
Support to Technical	4	1,611
Technical	21	10,098

Total Other Positions	55	18,835

For the difference between the Authorized and Actual Salaries		1,004

Total Permanent Positions	61	25,974

Total Permanent Filled Positions	51	21,991

E. Juvenille Justice and Welfare Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Social Welfare Officer V	2	1,760

Total Key Positions	5	5,255

Other Positions

Administrative	31	7,629
Technical	32	15,730

Total Other Positions	63	23,359

For the difference between the Authorized and Actual Salaries		25

Total Permanent Positions	68	28,639

Total Permanent Filled Positions	61	25,725

DECEMBER 29, 2017	OFFICIAL GAZETTE	549
STAFFING SUMMARY, DOT

XXII. DEPARTMENT OF TOURISM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	6	10,333
Department Assistant Secretary	6	9,252
Director IV	28	38,640
Head Executive Assistant	1	1,235
Attorney V	2	1,978
Chief Accountant	1	880
Information Technology Officer III	1	880
Chief Tourism Operations Officer	16	14,080
Internal Auditor V	2	1,760
Chief Administrative Officer	4	3,520

Total Key Positions	68	84,936

Other Positions

Administrative	238	68,496
Support to Technical	35	10,877
Technical	413	182,483

Total Other Positions	686	261,856

For the difference between the Authorized and Actual Salaries		5,500

Total Permanent Positions	754	352,292
Total Permanent Filled Positions	488	231,515

*	The number of Undersecretary and Assistant Secretary positions shall be adjusted based on the provisions of existing laws.

B. Intramuros Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	1,722
Chief Historic Sites Development Officer	2	1,760
Chief Tourism Operations Officer	1	880
Planning Officer V	1	880
Sales and Promotion Supervisor V	1	880
Chief Administrative Officer	1	880

550	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Key Positions	7	7,002

Other Positions

Administrative	32	8,259
Support to Technical	3	1,262
Technical	17	7,199

Total Other Positions	52	16,720

For the difference between the Authorized and Actual Salaries		863

Total Permanent Positions	59	24,585

Total Permanent Filled Positions	46	18,410

C. National Parks Development Committee

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Administrative Officer	2	1,760
Park Operations Superintendent V	1	880
Planning Officer V	1	880
Media Production Specialist V	1	880

Total Key Positions	7	7,015

Other Positions

Administrative	68	14,863
Support to Technical	23	7,676
Technical	129	21,170

Total Other Positions	220	43,709

For the difference between the Authorized and Actual Salaries		2,196

Total Permanent Positions	227	52,920

Total Permanent Filled Positions	206	42,838

DECEMBER 29, 2017	OFFICIAL GAZETTE	551
STAFFING SUMMARY, DTI

XXIII. DEPARTMENT OF TRADE AND INDUSTRY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,612
Department Assistant Secretary	4	6,166
Director IV	35	48,300
Special Trade Representative	12	16,557
Director III	27	33,345
Head Executive Assistant	1	1,235
Provincial Trade and Industry Officer	76	84,001
Attorney V	3	2,968
Information Technology Officer III	1	880
Information Officer V	1	880
Chief Industry-Trade Development Specialist	164	144,285
Chief Administrative Officer	18	15,840
Planning Officer V	2	1,760
Chief Accountant	1	880
Project Development Officer V	1	880

Total Key Positions	352	368,967

Other Positions

Administrative	667	165,389
Support to Technical	87	41,360
Technical	1,436	608,198

Total Other Positions	2,190	814,947

For the difference between the Authorized and Actual Salaries		23,261

Total Permanent Positions	2,542	1,212,175

Total Permanent Filled Positions	2,102	992,964

B. Board of Investments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Board Governor	3	4,625
Executive Director IV	3	4,625

552	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Director III	10	12,350
Attorney V	2	1,978
Chief Administrative Officer	3	2,640
Chief Investment Specialist	21	18,480
Chief Accountant	1	880
Planning Officer V	1	880
Information Technology Officer III	1	880
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	2
Chairman (Ex-Officio)	1

Total Key Positions	45	47,338

Other Positions

Administrative	66	18,246
Support to Technical	13	6,770
Technical	181	78,679

Total Other Positions	260	103,695

For the difference between the Authorized and Actual Salaries		2,835

Total Permanent Positions	305	153,868

Total Permanent Filled Positions	225	111,922

C. Construction Industry Authority of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	5	6,900
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Chief Trade-Industry Development Specialist	8	7,040

Total Key Positions	15	16,055

Other Positions

Administrative	42	9,550
Support to Technical	11	4,154
Technical	60	26,925

Total Other Positions	113	40,629

For the difference between the Authorized and Actual Salaries		1,594

Total Permanent Positions	128	58,278

Total Permanent Filled Positions	68	30,292

DECEMBER 29, 2017	OFFICIAL GAZETTE	553
STAFFING SUMMARY, DTI

D. Design Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Administrative Officer V (for Judiciary and Congress)	1	880
Chief Trade-Industry Development Specialist	1	880
Financial and Management Officer II	1	880
Chief Industrial Design Specialist	3	2,640

Total Key Positions	8	7,895

Other Positions

Administrative	38	10,285
Support to Technical	5	1,643
Technical	96	40,013

Total Other Positions	139	51,941

For the difference between the Authorized and Actual Salaries		935

Total Permanent Positions	147	60,771

Total Permanent Filled Positions	35	14,865

E. Philippine Trade Training Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Information Officer V	1	880
Planning Officer V	1	880
Chief Trade-Industry Development Specialist	2	1,760

Total Key Positions	7	7,015

Other Positions

Administrative	18	5,427

554	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Support to Technical	7	2,060
Technical	23	9,306

Total Other Positions	48	16,793

For the difference between the Authorized and Actual Salaries		823

Total Permanent Positions	55	24,631

Total Permanent Filled Positions	49	21,521

DECEMBER 29, 2017	OFFICIAL GAZETTE	555
STAFFING SUMMARY, DOTr

XXIV. DEPARTMENT OF TRANSPORTATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Department Undersecretary	5	8,612
Board Chairman II	1	1,542
Department Assistant Secretary	13	20,042
Director V	1	1,542
Board Member III	2	3,083
Director IV	6	8,280
Executive Director III	1	1,380
Head Executive Assistant	1	1,235
Director III	15	18,525
Project Manager II	7	7,737
Director II	28	30,940
Director I	13	12,857
Attorney V	7	6,923
Chief Accountant	1	880
Internal Auditor V	2	1,760
Information Technology Officer III	3	2,640
Engineer V	6	5,278
Chief Transportation Regulation Officer	52	45,759
Chief Transportation Development Officer	23	20,239
Chief Communications Development Officer	1	880
Chief Administrative Officer V	44	38,720
Supervising Transportation Regulation Officer	113	79,663
Supervising Transportation Development Officer	7	4,932
Engineer IV	1	705

Total Key Positions	354	326,532

Other Positions

Administrative	2,583	580,298
Support to Technical	445	139,165
Technical	1,279	396,924

Total Other Positions	4,307	1,116,387

For the difference between the Authorized and Actual Salaries		34,502

Total Permanent Positions	4,661	1,477,421

Total Permanent Filled Positions	3,502	1,044,956

556	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

B. Civil Aeronautics Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Attorney V	2	1,978
Chief Transportation Regulation Officer	1	880
Chief Transportation Development Officer	1	880
Financial Analyst V	1	880
Chief Administrative Officer	2	1,760

Total Key Positions	9	8,993

Other Positions

Administrative	34	9,002
Support to Technical	22	8,873
Technical	21	8,444

Total Other Positions	77	26,319

For the difference between the Authorized and Actual Salaries		739

Total Permanent Positions	86	36,051

Total Permanent Filled Positions	70	30,475

C. Maritime Industry Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,542
Executive Director III	1	1,380
Deputy Executive Director IV	2	2,760
Deputy Executive Director III	1	1,235
Director II	22	24,310
Maritime Education & Training Standards Supervisor	10	11,053
Attorney V	4	3,956
Planning Officer V	2	1,760
Information Technology Officer III	2	1,760
Chief Shipping Operations Specialist	2	1,760
Chief Shipbuilding Specialist	1	880
Chief Maritime Industry Development Specialist	13	11,440

DECEMBER 29, 2017	OFFICIAL GAZETTE	557
STAFFING SUMMARY, DOTr

Chief Administrative Officer	4	3,520
Chief Accountant	1	880
Chairman (Ex-Officio)	1
Member (Ex-Officio)	6

Total Key Positions	66	68,236

Other Positions

Administrative	240	58,115
Support to Technical	64	23,452
Technical	376	164,419

Total Other Positions	680	245,986

For the difference between the Authorized and Actual Salaries		5,320

Total Permanent Positions	746	319,542

Total Permanent Filled Positions	595	253,601

D. Office of Transportation Cooperatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman I	1	1,380
Executive Director II	1	1,235
Chief Administrative Officer V	1	880
Planning Officer V	1	880
Chief Cooperatives Development Specialist	1	880
Member (Ex-Officio)	6

Total Key Positions	5	5,255

Other Positions

Administrative	24	5,291
Support to Technical	9	3,460
Technical	4	1,646

Total Other Positions	37	10,397

For the difference between the Authorized and Actual Salaries		324

Total Permanent Positions	42	15,976

Total Permanent Filled Positions	34	13,539

558	OFFICIAL GAZETTE	VOL. 113, NO. 1
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E. Office for Transportation Security

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	1,722
Deputy Administrator III	1	1,542
Director IV	5	6,900
Attorney V	2	1,979
Chief Transportation Regulation Officer	5	4,400
Chief Administrative Officer	2	1,760

Total Key Positions	16	18,303

Other Positions

Administrative	29	10,186
Support to Technical	7	4,422
Technical	174	66,584

Total Other Positions	210	81,192

For the difference between the Authorized and Actual Salaries		233

Total Permanent Positions	226	99,728

Total Permanent Filled Positions	62	171,177

F. Philippine Coast Guard

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	1	880

Total Key Positions	1	880

Other Positions

Administrative	123	27,415
Support to Technical	334	58,352
Technical	48	14,605

Total Other Positions	505	100,372

DECEMBER 29, 2017	OFFICIAL GAZETTE	559
STAFFING SUMMARY, DOTr

For the difference between the Authorized and Actual Salaries		1,347

Total Permanent Positions	506	102,599

Total Permanent Filled Positions	352	62,046

Total Uniformed Personnel	12,930	2,730,158
Total Filled Uniformed Personnel	8,792	1,953,282

Total Filled Permanent and Uniformed	9,144	2,015,328

G. Toll Regulatory Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director II	1	1,235
Chief Public Utilities Regulation Officer	1	880
Chief Administrative Officer	1	880

Total Key Positions	3	2,995

Other Positions

Administrative	10	2,857
Support to Technical	2	667
Technical	14	5,652

Total Other Positions	26	9,176

For the difference between the Authorized and Actual Salaries		315

Total Permanent Positions	29	12,486

Total Permanent Filled Positions	27	11,926

560	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XXV. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. Office of the Director-General

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	2,378
Deputy Director-General	4	6,890
Assistant Director-General	3	4,625
Director IV	30	41,400
Director III	24	29,640
Head Executive Assistant	1	1,235
Attorney V	3	2,967
Planning Officer V	1	880
Information Technology Officer III	2	1,760
Information Officer V	2	1,760
Chief Economic Development Specialist	97	85,360
Chief Administrative Officer	21	18,480
Chief Accountant	1	880

Total Key Positions	190	198,255

Other Positions

Administrative	432	114,040
Support to Technical	23	10,533
Technical	642	309,788

Total Other Positions	1,097	434,361

For the difference between the Authorized and Actual Salaries		12,514

Total Permanent Positions	1,287	645,130

Total Permanent Filled Positions	1,064	530,600

B. Philippine National Volunteer Service Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Chief Volunteer Service Officer	1	880

Total Key Positions	2	2,260

DECEMBER 29, 2017	OFFICIAL GAZETTE	561
STAFFING SUMMARY, NEDA

Other Positions

Administrative	13	3,822
Support to Technical	2	543
Technical	10	4,884

Total Other Positions	25	9,249

For the difference between the Authorized and Actual Salaries		342

Total Permanent Positions	27	11,851

Total Permanent Filled Positions	21	9,943

C. Public-Private Partnership Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	1,722
Deputy Executive Director V	2	3,083
Director IV	6	8,280
Director III	4	4,940
Attorney V	1	989

Total Key Positions	14	19,014

Other Positions

Administrative	23	10,078
Support to Technical	24	14,257
Technical	54	29,196

Total Other Positions	101	53,531

For the difference between the Authorized and Actual Salaries		165

Total Permanent Positions	115	72,710

Total Permanent Filled Positions	92	56,762

D. Philippine Statistical Research and Training Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380

562	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Chief Statistical Specialist	2	1,760
Chief Administrative Officer	1	880
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	4	4,020

Other Positions

Administrative	13	3,853
Support to Technical	2	805
Technical	26	10,483

Total Other Positions	41	15,141

For the difference between the Authorized and Actual Salaries		202

Total Permanent Positions	45	19,363

Total Permanent Filled Positions	17	8,284

E. Tariff Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	1,722
Commission Member III	2	3,083
Director III	2	2,470
Director II	1	1,105
Attorney V	1	989
Chief Tariff Specialist	4	3,520
Chief Administrative Officer	2	1,760
Information Technology Officer III	1	880

Total Key Positions	14	15,529

Other Positions

Administrative	45	13,517
Support to Technical	5	2,093
Technical	47	20,788

Total Other Positions	97	36,398

For the difference between the Authorized and Actual Salaries		806

Total Permanent Positions	111	52,733

Total Permanent Filled Positions	67	33,046

DECEMBER 29, 2017	OFFICIAL GAZETTE	563
STAFFING SUMMARY, NEDA

F. Philippine Statistics Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Statistician	1	1,722
Deputy National Statistician	3	4,625
Assistant National Statistician	7	9,660
Director III	4	4,940
Director II	17	18,785
Chief Administrative Officer	20	17,600
Chief Accountant	1	880
Information Technology Officer III	3	2,640
Information Officer V	1	880
Registration Officer V	2	1,760
Chief Statistical Specialist	130	114,366

Total Key Positions	189	177,858

Other Positions

Administrative	954	231,125
Technical	1,657	580,539

Total Other Positions	2,611	811,664

For the difference between the Authorized and Actual Salaries		11,817

Total Permanent Positions	2,800	1,001,339

Total Permanent Filled Positions	1,906	689,509

564	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XXVI. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. Presidential Communications Operations Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Press Secretary	1	2,378
Deputy Press Secretary	5	8,612
Director V	1	1,542
Assistant Cabinet Secretary	1	1,542
Assistant Press Secretary	6	9,250
Director IV	1	1,380
Director III	3	3,705
Head Executive Assistant	1	1,235
Planning Officer V	1	880
Information Technology Officer III	1	880
Executive News Editor	1	880
Chief Administrative Officer	2	1,760
Chief Accountant	1	880

Total Key Positions	25	34,924

Other Positions

Administrative	82	20,841
Support to Technical	19	8,289

Total Other Positions	101	29,130

For the difference between the Authorized and Actual Salaries		660

Total Permanent Positions	126	64,714

Total Permanent Filled Positions	60	35,188

B. Bureau of Broadcast Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Broadcast Operations Chief	5	4,400
Engineer V	1	880
Chief Administrative Officer	2	1,760

Total Key Positions	10	9,655

DECEMBER 29, 2017	OFFICIAL GAZETTE	565
STAFFING SUMMARY, PCOO

Other Positions

Administrative	226	53,952
Support to Technical	46	17,551
Technical	686	235,123

Total Other Positions	958	306,626

For the difference between the Authorized and Actual Salaries		7,986

Total Permanent Positions	968	324,267

Total Permanent Filled Positions	438	147,890

C. Bureau of Communications Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Information Officer V	1	880
Planning Officer V	1	880
Production Planning and Control Officer V	1	880
Chief Administrative Officer	1	880

Total Key Positions	5	4,900

Other Positions

Administrative	61	13,623
Support to Technical	6	3,128
Technical	22	9,526

Total Other Positions	89	26,277

For the difference between the Authorized and Actual Salaries		464

Total Permanent Positions	94	31,641

Total Permanent Filled Positions	41	14,626

D. National Printing Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Superintendent of Printing	1	1,105

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Assistant Superintendent of Printing	1	989
Engineer V	1	880
Printing Operation Chief	4	3,520
Chief Administrative Officer	2	1,760
Sales and Promotion Supervisor V	1	880
Production Planning and Control Officer V	1	880

Total Key Positions	13	12,629

Other Positions

Administrative	200	44,204
Support to Technical	27	8,706
Technical	249	64,662

Total Other Positions	476	117,572

For the difference between the Authorized and Actual Salaries		1,995

Total Permanent Positions	489	132,196

Total Permanent Filled Positions	396	8,813

E. News and Information Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief Administrative Officer	1	880
Media Accreditation and Relations Officer V	1	880
Executive News Editor	2	1,760

Total Key Positions	6	6,135

Other Positions

Administrative	56	12,209
Support to Technical	43	12,870
Technical	161	60,328

Total Other Positions	260	85,407

For the difference between the Authorized and Actual Salaries		2,711

Total Permanent Positions	266	94,253

Total Permanent Filled Positions	169	58,834

DECEMBER 29, 2017	OFFICIAL GAZETTE	567
STAFFING SUMMARY, PCOO

F. Philippine Information Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	1,722
Director V	1	1,542
Director IV	1	1,380
Information Officer V	1	880
Chief Administrative Officer	2	1,760

Total Key Positions	6	7,284

Other Positions

Administrative	98	21,527
Support to Technical	52	12,327
Technical	256	110,717

Total Other Positions	406	144,571

For the difference between the Authorized and Actual Salaries		4,143

Total Permanent Positions	412	155,998

Total Permanent Filled Positions	373	140,519

G. Presidential Broadcast Staff (ATMM)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Development Management Officer V	1	880
Media Production Specialist V	2	1,760
Chief Administrative Officer	1	880

Total Key Positions	5	4,900

Other Positions

Administrative	34	7,783
Support to Technical	16	5,003
Technical	78	26,050

Total Other Positions	128	38,836

For the difference between the Authorized and Actual Salaries		1,466

Total Permanent Positions	133	45,202

Total Permanent Filled Positions	118	40,429

568	OFFICIAL GAZETTE	VOL. 113, NO. 1
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XXVII. OTHER EXECUTIVE OFFICES

A. Climate Change Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	2,378
Commission Member IV	2	3,445
Deputy Executive Director V	1	1,542
Attorney V	1	989
Information Officer V	1	880
International Science Relations Officer V	1	880
Chief Administrative Officer	1	880
Planning Officer V	2	1,760
Chairman (Ex-Officio)	1

Total Key Positions	10	12,754

Other Positions

Administrative	18	5,873
Technical	18	8,030

Total Other Positions	36	13,903

Total Permanent Positions	46	26,657

Total Permanent Filled Positions	39	23,110

B. Commission on Filipinos Overseas

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Executive Director V	1	1,722
Chief Administrative Officer	1	880
Information Technology Officer III	1	880
Chief Emigrant Services Officer	3	2,640
Vice-Chairman (Ex-Officio)	1
Member (Ex-Officio)	1

Total Key Positions	7	8,500

Other Positions

Administrative	18	4,538
Technical	40	17,047

DECEMBER 29, 2017	OFFICIAL GAZETTE	569
STAFFING SUMMARY, OEO

Total Other Positions	58	21,585

For the difference between the Authorized and Actual Salaries		490

Total Permanent Positions	65	30,575

Total Permanent Filled Positions	57	23,204

C. Commission on Higher Education

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Board Chairman IV	1	2,378
Commission Member IV	4	6,890
Commissioner III	4	6,890
Executive Director IV	1	1,542
Director IV	22	30,360
Deputy Executive Director IV	1	1,380
Director III	7	8,645
Attorney V	2	1,978
Information Technology Officer III	1	880
Chief Education Program Specialist	27	23,760
Chief Administrative Officer	19	16,720
Chief Accountant	2	1,760

Total Key Positions	92	105,561

Other Positions

Administrative	261	70,950
Technical	288	146,945

Total Other Positions	549	217,895

For the difference between the Authorized and Actual Salaries		6,229

Total Permanent Positions	641	329,685

Total Permanent Filled Positions	549	283,878

D. Commission on the Filipino Language

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Commission Member IV	2	3,445

570	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Director IV	1	1,380
Chief Language Researcher	4	3,520
Chief Administrative Officer	1	880

Total Key Positions	9	11,603

Other Positions

Administrative	26	6,977
Support to Technical	1	705
Technical	29	14,367

Total Other Positions	56	22,049

For the difference between the Authorized and Actual Salaries		621

Total Permanent Positions	65	34,273

Total Permanent Filled Positions	56	30,443

E. Cooperative Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)

	No.	Amount
Permanent Positions

Key Positions

Board Chairman III	1	1,722
Board Member III	6	9,250
Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Director II	17	18,785
Chief Cooperatives Development Specialist	3	2,640
Chief Administrative Officer	2	1,760
Planning Officer V	1	880

Total Key Positions	32	37,652

Other Positions

Administrative	232	45,626
Support to Technical	31	16,720
Technical	441	164,453

Total Other Positions	704	226,799

For the difference between the Authorized and Actual Salaries		7,368

Total Permanent Positions	736	271,819

Total Permanent Filled Positions	626	242,259

DECEMBER 29, 2017	OFFICIAL GAZETTE	571
STAFFING SUMMARY, OEO

F. Dangerous Drugs Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	2,378
Board Member IV	2	3,444
Executive Director V	1	1,722
Deputy Executive Director V	2	3,084
Attorney V	1	989
Health Education and Promotion Officer V	1	880
Chief Administrative Officer	1	880
Statistician V	1	880
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	10	14,257

Other Positions

Administrative	62	13,673
Support to Technical	11	4,479
Technical	36	14,163

Total Other Positions	109	32,315

For the difference between the Authorized and Actual Salaries		782

Total Permanent Positions	119	47,354

Total Permanent Filled Positions	93	36,139

G. Energy Regulatory Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	1,611
Commission Member IV	4	5,029
Executive Director III	1	1,177
Director III	7	6,779
Head Executive Assistant	1	833
Administrative Officer V	5	4,165
Attorney V	5	4,190
Chief Energy Regulation Officer	11	9,250

572	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Engineer V	1	833
Financial and Management Officer II	1	858
Information Officer V	2	1,666
Information and Technology Officer III	1	845
Planning Officer V	1	833

Total Key Positions	41	38,069

Other Positions

Administrative	109	38,414
Technical	231	111,067

Total Other Positions	340	149,481

For the difference between the Authorized and Actual Salaries		546

Total Permanent Positions	381	188,096

Total Permanent Filled Positions	245	122,043

H. Fertilizer and Pesticide Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Chemist V	1	880
Chief Agriculturist	2	1,760
Planning Officer V	1	880
Chief Administrative Officer	1	880

Total Key Positions	8	8,250

Other Positions

Administrative	23	6,273
Support to Technical	1	457
Technical	137	54,528

Total Other Positions	161	61,258

For the difference between the Authorized and Actual Salaries		1,050

Total Permanent Positions	169	70,558

Total Permanent Filled Positions	84	37,083

DECEMBER 29, 2017	OFFICIAL GAZETTE	573
STAFFING SUMMARY, OEO

I. Film Development Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman III	1	1,722
Executive Director III	1	1,380
Chief Administrative Officer	1	880
Project Development Officer V	2	1,759

Total Key Positions	5	5,741

Other Positions

Administrative	3	1,205
Support to Technical	2	699
Technical	9	3,495

Total Other Positions	14	5,399

For the difference between the Authorized and Actual Salaries		235

Total Permanent Positions	19	11,375

Total Permanent Filled Positions	19	11,374

J. Games and Amusements Board

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,542
Board Member II	2	2,760
Attorney V	1	989
Chief Sports and Games Regulation Officer	3	2,640
Chief Administrative Officer	1	880

Total Key Positions	8	8,811

Other Positions

Administrative	33	11,383
Support to Technical	9	3,249
Technical	111	30,145

574	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Other Positions	153	44,777

For the difference between the Authorized and Actual Salaries		1,339

Total Permanent Positions	161	54,927

Total Permanent Filled Positions	155	53,138

K. Governance Commission for Government-Owned or Controlled Corporations

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Commission Member IV	2	3,445
Director IV	5	6,900
Director III	3	3,705
Corporate Governance Officer V	9	7,920
Information Technology Officer III	2	1,760
Chief Administrative Officer	4	3,520
Planning Officer V	1	880

Total Key Positions	27	30,508

Other Positions

Administrative	14	5,810
Support to Technical	8	7,362
Technical	50	23,557

Total Other Positions	72	36,729

For the difference between the Authorized and Actual Salaries		20

Total Permanent Positions	99	67,257

Total Permanent Filled Positions	68	48,733

L. Housing and Land Use Regulatory Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,542
Board Member II	3	4,139

DECEMBER 29, 2017	OFFICIAL GAZETTE	575
STAFFING SUMMARY, OEO

Director II	14	15,474
Attorney V	4	3,957
Chief Administrative Officer	10	8,796
Housing and Homesite Regulation Officer VI	20	17,592
Chief Accountant	1	880
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1

Total Key Positions	53	52,380

Other Positions

Administrative	75	15,681
Support to Technical	21	16,532
Technical	292	110,957

Total Other Positions	388	143,170

For the difference between the Authorized and Actual Salaries		4,888

Total Permanent Positions	441	200,438

Total Permanent Filled Positions	397	182,406

M. Housing and Urban Development Coordinating Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	2,378
Executive Director V	1	1,722
Deputy Executive Director V	2	3,083
Director IV	1	1,380
Director II	4	4,421
Planning Officer V	2	1,760
Chief Administrative Officer	1	880

Total Key Positions	12	15,624

Other Positions

Administrative	23	6,931
Technical	44	18,634

Total Other Positions	67	25,565

For the difference between the Authorized and Actual Salaries		1,203

Total Permanent Positions	79	42,392

Total Permanent Filled Positions	69	32,492

576	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

N. Mindanao Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	2,378
Executive Director V	1	1,722
Deputy Executive Director V	1	1,542
Director IV	3	4,140
Director III	2	2,470
Development Management Officer V	10	8,800
Chief Administrative Officer	2	1,760
Information Technology Officer III	1	380

Total Key Positions	21	23,692

Other Positions

Administrative	17	3,203
Support to Technical	6	3,984
Technical	56	24,369

Total Other Positions	79	31,556

For the difference between the Authorized and Actual Salaries		323

Total Permanent Positions	100	55,571

Total Permanent Filled Positions	84	44,118

O. Movie and Television Review and Classification Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,542
Executive Director II	1	1,235
Attorney V	1	989
Registration Officer V	1	880

DECEMBER 29, 2017	OFFICIAL GAZETTE	577
STAFFING SUMMARY, OEO

Chief Administrative Officer	1	880
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	30

Total Key Positions	5	5,526

Other Positions

Administrative	23	6,213
Support to Technical	11	2,676
Technical	21	7,157

Total Other Positions	55	16,046

For the difference between the Authorized and Actual Salaries		193

Total Permanent Positions	60	21,765

Total Permanent Filled Positions	46	17,055

P. National Anti-Poverty Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	2,378
Deputy Director-General	2	3,445
Director III	4	4,940
Head Executive Assistant	1	1,235
Vice-Chairman (Ex-Officio)	2

Total Key Positions	8	11,998

Other Positions

Administrative	15	7,309
Support to Technical	2	1,385
Technical	25	14,055

Total Other Positions	42	22,749

For the difference between the Authorized and Actual Salaries		(275)

Total Permanent Positions	50	34,472

Total Permanent Filled Positions	45	31,134

578	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Q. National Commission for Culture and the Arts

Q.l. National Commission for Culture and the Arts (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Accountant	1	880
Planning Officer V	2	1,760
Chief Administrative Officer	1	880
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1

Total Key Positions	6	6,135

Other Positions

Administrative	12	3,347
Support to Technical	1	564
Technical	15	6,489

Total Other Positions	28	10,400

For the difference between the Authorized and Actual Salaries		256

Total Permanent Positions	34	16,791

Total Permanent Filled Positions	33	16,332

Q.2. National Historical Commission of the Philippines (National Historical Institute)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	1,722
Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Chief History Researcher	1	880
Chief Historic Sites Development Officer	1	880

DECEMBER 29, 2017	OFFICIAL GAZETTE	579
STAFFING SUMMARY, OEO

Chief Science Research Specialist	1	880
Chief Administrative Officer	1	880
Member (Part-Time)	4
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1

Total Key Positions	8	9,092

Other Positions

Administrative	69	14,733
Support to Technical	8	1,718
Technical	150	48,242

Total Other Positions	227	64,693

For the difference between the Authorized and Actual Salaries		4,574

Total Permanent Positions	235	78,359

Total Permanent Filled Positions	161	49,457

Q.3. National Library of the Philippines (The National Library)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,380
Director III	1	1,235
Chief Administrative officer	1	880
Librarian V	7	6,160
Information Technology Officer III	1	880

Total Key Positions	11	10,535

Other Positions

Administrative	59	11,733
Support to Technical	7	1,396
Technical	73	28,860

Total Other Positions	139	41,989

For the difference between the Authorized and Actual Salaries		992

Total Permanent Positions	150	53,516

Total Permanent Filled Positions	135	46,946

580	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Q.4. National Archives of the Philippines (Records Management and Archives Office)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Chief Administrative Officer	1	880
Chief Records Management Analyst	2	1,760
Training Specialist V	1	880
Chief Archivist	1	880

Total Key Positions	8	8,250

Other Positions

Administrative	51	9,475
Support to Technical	1	210
Technical	93	29,439

Total Other Positions	145	39,124

For the difference between the Authorized and Actual Salaries		841

Total Permanent Positions	153	48,215

Total Permanent Filled Positions	124	38,387

R. National Commission on Indigenous Peoples

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Commission Member IV	6	10,334
Executive Director IV	1	1,542
Director IV	19	26,220
Attorney VI	12	13,260
Medical Officer V	1	989
Attorney V	2	1,978
Planning Officer V	1	880
Engineer V	1	880
Development Management Officer V	63	55,440
Community Affairs Officer V	1	880
Chief Administrative Officer	17	14,960
Chief Accountant	1	880

Total Key Positions	126	130,621

DECEMBER 29, 2017	OFFICIAL GAZETTE	581
STAFFING SUMMARY, OEO

Other Positions

Administrative	511	106,022
Support to Technical	19	7,661
Technical	934	294,848

Total Other Positions	1,464	408,531

For the difference between the Authorized and Actual Salaries		16,911

Total Permanent Positions	1,590	556,063

Total Permanent Filled Position	1,324	461,893

S. National Commission on Muslim Filipinos (Office on Muslim Affairs)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Executive Director IV	1	1,542
Commission Member III	8	12,333
Director IV	18	24,840
Deputy Executive Director IV	1	1,380
Director III	3	3,705
Head Executive Assistant	1	1,235
Attorney V	12	11,868
Project Evaluation Officer V	1	880
Planning Officer V	1	880
Information Officer V	1	880
Development Management Officer V	57	50,160
Chief Administrative Officer	15	13,200
Chief Accountant	1	880

Total Key Positions	121	126,161

Other Positions

Administrative	348	81,745
Support to Technical	60	23,549
Technical	395	173,467

Total Other Positions	803	278,761

For the difference between the Authorized and Actual Salaries		9,124

Total Permanent Positions	924	414,046

Total Permanent Filled Positions	730	323,302

582	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

T. National Intelligence Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	1,722
Director V	1	1,542
Director IV	7	9,660
Director III	2	2,470
Director II	24	26,520
Director I	15	14,835
Chief Accountant	1	880
Planning Officer V	1	880
National Intelligence Specialist V	47	41,358
Internal Auditor V	1	880
Information Technology Officer III	1	880
Chief Administrative Officer	8	7,040

Total Key Positions	109	108,667

Other Positions

Administrative	145	33,388
Support to Technical	100	22,256
Technical	463	134,707

Total Other Positions	708	190,351

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	817	299,018

Total Permanent Filled Positions	769	280,001

U. National Security Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	2,378
Deputy Director-General	3	5,167
Assistant Director-General	3	4,625
Director V	1	1,542

DECEMBER 29, 2017	OFFICIAL GAZETTE	583
STAFFING SUMMARY, OEO

Director IV	2	2,760
Director III	6	7,410
National Security Specialist V	14	12,317

Total Key Positions	30	36,199

Other Positions

Administrative	20	4,130
Support to Technical	10	1,968
Technical	47	25,332

Total Other Positions	77	31,430

For the difference between the Authorized and Actual Salaries		1,563

Total Permanent Positions	107	69,192

Total Permanent Filled Positions	79	54,357

V. National Youth Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	1,722
Commission Member III	5	7,708
Executive Director III	1	1,380
Presidential Staff Officer VI	3	2,640
Chief Administrative Officer	1	880
Member (Ex-Officio)	1

Total Key Positions	11	14,330

Other Positions

Administrative	17	4,521
Support to Technical	20	7,357
Technical	39	14,962

Total Other Positions	76	26,840

For the difference between the Authorized and Actual Salaries		910

Total Permanent Positions	87	42,080

Total Permanent Filled Positions	71	31,595

584	OFFICIAL GAZETTE	VOL. 113, No. 1
GENERAL APPROPRIATIONS ACT, FY 2018

M. Optical Media Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,542
Executive Director II	1	1,235
Attorney V	1	989
Member (Ex-Officio)	8

Total Key Positions	3	3,766

Other Positions

Administrative	26	7,159
Support to Technical	8	3,711
Technical	40	14,843

Total Other Positions	74	25,713

For the difference between the Authorized and Actual Salaries		509

Total Permanent Positions	77	29,988

Total Permanent Filled Positions	64	25,698

X. Pasig River Rehabilitation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Chief Administrative Officer	1	880

Total Key Positions	4	4,730

Other Positions

Administrative	9	2,458
Technical	6	4,228

Total Other Positions	15	6,686

For the difference between the Authorized and Actual Salaries		123

Total Permanent Positions	19	11,539

Total Permanent Filled Positions	19	11,538

DECEMBER 29, 2017	OFFICIAL GAZETTE	585
STAFFING SUMMARY, OEO

Y. Philippine Commission on Women (National Commission on the Role of Filipino Women)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Chief Administrative Officer	1	880
Information Officer V	1	880
Chief GAD Specialist	3	2,640
Member (Ex-Officio)	22
Chairman (Ex-Officio)	1

Total Key Positions	8	8,250

Other Positions

Administrative	32	7,613
Support to Technical	3	938
Technical	41	18,489

Total Other Positions	76	27,040

For the difference between the Authorized and Actual Salaries		476

Total Permanent Positions	84	35,766

Total Permanent Filled Positions	62	25,120

Z. Philippine Competition Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	Amount
Permanent Positions

Key Positions

Chairman	1	6,378
Commissioner	4	17,007
PCC Executive Director	1	2,642
PCC Director IV	5	10,158
PCC Director III	3	4,410
PCC Head Executive Assistant	1	1,470
PCC Attorney V	4	5,400
PCC Information Technology Officer III	1	1,043
PCC Chief Administrative Officer	3	3,128
PCC Chief Accountant	1	1,043
PCC Planning Officer V	1	1,043
PCC Investigation Agent V	1	1,043
PCC Competition Policy Research Officer V	1	1,043
PCC Information Officer V	1	1,043
PCC Training Specialist V	1	1,043

586	OFFICIAL GAZETTE	VOL. 113, NO. 1
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Total Key Positions	29	57,894

Other Positions

Administrative	71	27,455
Support to Technical	18	10,713
Technical	82	46,056

Total Other Positions	171	84,224

For the difference between the Authorized and Actual Salaries
Total Permanent Positions	200	142,118

Total Permanent Filled Positions	200	142,118

AA. Philippine Drug Enforcement Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	1,722
Director V	2	3,084
Director III	28	34,580
Director II	23	25,415
Attorney V	4	3,956
Chief Accountant	1	880
Intelligence Officer V	3	2,640
Chemist V	3	2,640
Information Technology Officer III	1	880
Information Officer V	2	1,760
Dangerous Drugs Regulation Officer V	2	1,760
Investigation Agent V	26	22,878
Planning Officer V	1	880
Special Investigator V	1	880
Training Specialist V	1	880
Chief Administrative Officer	23	20,240

Total Key Positions	122	125,075

Other Positions

Administrative	451	107,446
Support to Technical	374	115,475
Technical	1,324	397,724

Total Other Positions	2,149	620,645

For the difference between the Authorized and Actual Salaries		5,972

Total Permanent Positions	2,271	751,692

Total Permanent Filled Positions	1,780	612,560

DECEMBER 29, 2017	OFFICIAL GAZETTE	587
STAFFING SUMMARY, OEO

AB. Philippine Racing Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Attorney V	1	989
Chief Sports and Games Regulation Officer	2	1,760
Chief Accountant	1	880
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	6	6,244

Other Positions

Administrative	36	9,230
Support to Technical	5	2,245
Technical	35	11,348

Total Other Positions	76	22,823

For the difference between the Authorized and Actual Salaries		818

Total Permanent Positions	82	29,885

Total Permanent Filled Positions	71	26,078

AC. Philippine Sports Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	1,722
Commission Member III	4	6,166
Executive Director III	1	1,380
Deputy Executive Director III	2	2,470
Chief Administrative Officer	2	1,760
Chief Sports and Games Regulation Officer	2	1,760
Chief Accountant	1	880

Total Key Positions	13	16,138

Other Positions

Administrative	75	18,197
Support to Technical	10	3,470
Technical	29	12,729

588	OFFICIAL GAZETTE	VOL. 113, No. 1
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Total Other Positions	114	34,396

For the difference between the Authorized and Actual Salaries		1,193

Total Permanent Positions	127	51,727

Total Permanent Filled Positions	110	43,553

AD. Presidential Commission for the Urban Poor

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	1,722
Commission Member II	4	5,519
Chief Administrative Officer	1	880
Development Management Officer V	3	2,640

Total Key Positions	9	10,761

Other Positions

Administrative	48	10,021
Support to Technical	5	2,026
Technical	120	44,370

Total Other Positions	173	56,417

For the difference between the Authorized and Actual Salaries		1,905

Total Permanent Positions	182	69,083

Total Permanent Filled Positions	149	61,189

AE. Presidential Legislative Liaison Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presidential Adviser on Legislative Affairs	1	2,378
Presidential Legislative Assistant	2	3,445
Presidential Legislative Liaison Officer III	2	3,083
Presidential Legislative Liaison Officer II	1	1,380
Head Executive Assistant	1	1,235

DECEMBER 29, 2017	OFFICIAL GAZETTE	589
STAFFING SUMMARY, OEO

Presidential Legislative Liaison Officer I	8	7,037
Chief Administrative Officer	1	880

Total Key Positions	16	19,438

Other Positions

Administrative	17	5,097
Technical	5	3,524

Total Other Positions	22	8,621

For the difference between the Authorized and Actual Salaries		729

Total Permanent Positions	38	28,788

Total Permanent Filled Positions	34	25,495

AF. Presidential Management Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Cabinet Secretary	1	2,378
Director VI	3	5,167
Director V	7	10,791
Director IV	17	23,460
Director III	12	14,820
Attorney V	1	989
Chief Accountant	1	880
Presidential Staff Officer VI	32	28,156
Planning Officer V	1	880
Chief Administrative Officer	9	7,920

Total Key Positions	84	95,441

Other Positions

Administrative	128	32,696
Support to Technical	14	7,594
Technical	176	80,202

Total Other Positions	318	120,492

For the difference between the Authorized and Actual Salaries		5,541

Total Permanent Positions	402	221,474

Total Permanent Filled Positions	301	159,603

590	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

AG. Technical Education Skills Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	Amount
Permanent Positions

Key Positions

Executive Director V	1	1,722
Deputy Executive Director V	4	6,166
Director IV	23	31,740
Director III	83	102,504
College Administrator II	1	1,105
Vocational School Superintendent II	1	1,105
Attorney VI	1	1,105
Vocational School Superintendent I	6	5,934
Board Secretary VI	1	989
Vocational School Administrator III	21	18,480
Information Technology Officer III	1	880
Chief Technical Education and Skills
Development Specialist	35	30,800
Chief Administrative Officer	17	14,960
Chief Accountant	1	880
Vocational School Administrator II	10	7,870
Vocational School Administrator I	8	5,640

Total Key Positions	214	231,880

Other Positions

Administrative	1,281	311,767
Support to Technical	136	33,375
Technical	2,467	947,251

Total Other Positions	3,884	1,292,393

For the difference between the Authorized and Actual Salaries		24,394

Total Permanent Positions	4,098	1,548,667

Total Permanent Filled Positions	3,398	1,308,175

DECEMBER 29, 2017	OFFICIAL GAZETTE	591
STAFFING SUMMARY, ARMM

XXVIII. AUTONOMOUS REGION IN MUSLIM MINDANAO

A. Autonomous Regional Government in Muslim Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Regional Governor	1	2,378
Regional Vice Governor	1	1,722
Speaker, Regional Assembly	1	1,722
Regional Cabinet Secretary	10	15,416
Deputy Regional Governor	3	4,625
Member, Regional Assembly	26	40,083
Commission Chairman II	2	3,084
Regional Executive Secretary	1	1,542
Regional Legislative Secretary	1	1,542
Regional Chief of Staff	1	1,380
Commission Member II	4	5,520
Director IV	2	2,760
Executive Director III	1	1,380
Secretary of the Regional Commission on Appointments	1	1,380
Administrator I	1	1,380
Board Chairman I	1	1,380
Executive Director II	2	2,470
Director III	11	13,585
Board Member I	3	3,705
Assistant Regional Cabinet Secretary	12	14,820
Assistant Regional Executive Secretary	1	1,235
Regional Treasurer	1	1,235
Director II	17	18,786
Provincial Environment and Natural Resources Officer	5	5,525
Provincial Agrarian Reform Program Officer II	2	2,210
Local Government Operations Officer VIII	5	5,525
Provincial Agricultural Officer	4	4,420
Executive Director I	1	1,105
Provincial Trade and Industry Officer	4	4,422
Schools Division Superintendent	8	8,840
Provincial Health Officer II	4	4,420
Vocational School Superintendent II	2	2,210
Provincial Health Officer I	5	4,946
District Engineer	7	6,923
City Health Officer II	1	989
Board Secretary VI	1	989
Attorney V	4	3,956
Medical Officer V	13	12,857
Assistant Schools Division Superintendent	8	7,913
Director I	1	989
Engineer V	6	5,280
Development Management Officer V	2	1,760
Community Environment and Natural Resources Officer	10	8,799
Chief Transportation Regulation Officer	2	1,760
Chief Transportation Development Officer	2	1,760
Chief Trade-Industry Development Specialist	7	6,157
Chief Science Research Specialist	1	880

592	OFFICIAL GAZETTE	VOL. 113, No. 1
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Chief Maritime Industry Development Specialist	1	880
Chief Labor and Employment Officer	1	880
Chief Investments Specialist	2	1,760
Chief Forest Management Specialist	1	880
Chief Environmental Management Specialist	1	880
Chief Education Program Specialist	3	2,640
Chief Tourism Operations Officer	1	880
Chief Communications Development Officer	1	880
Chief Agriculturist	2	1,760
Chief Agrarian Reform Program Officer	3	2,640
City Health Officer I	1	880
Chief Administrative Officer	29	25,520
Chief Accountant	2	1,760
Autonomous Region Legislative Staff Officer VI	6	5,280
Financial and Management Officer II	5	4,400
Airport Manager III	1	880
Social Welfare Officer V	6	5,280
Sergeant-At-Arms I	2	1,760
Security Officer V	1	880
Rural Health Physician	87	76,524
Planning Officer V	7	6,160
Local Treasury Operations Officer V	1	880
Local Government Operations Officer VII	6	5,280
Librarian V	1	880
Land Management Officer V	1	880
Intelligence Officer V	1	880
Housing and Homesite Regulation Officer VI	1	880
Vocational School Administrator II	2	1,574
Local Government Operations Officer VI	1	705

Total Key Positions	386	403,128

Other Positions

Administrative	3,517	769,065
Support to Technical	633	192,813
Technical	32,457	8,985,582

Total Other Positions	36,607	9,947,460

For the difference between the Authorized and Actual Salaries		355,044

Total Permanent Positions	36,993	10,705,632

Total Permanent Filled Positions	32,140	9,342,676

DECEMBER 29, 2017	OFFICIAL GAZETTE	593
STAFFING SUMMARY, JLEC

XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. Legislative-Executive Development Advisory Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions

Technical	3	2,114

Total Other Positions	3	2,114

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	3	2,114

Total Permanent Filled Positions	3	2,114

594	OFFICIAL GAZETTE	VOL. 113, No. 1
GENERAL APPROPRIATIONS ACT, FY 2018

XXX. THE JUDICIARY

A. Supreme Court of the Philippines and the Lower Courts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Justice of the Supreme Court	1	2,806
PHILJA Chancellor	1	2,378
Associate Justice of the Supreme Court	14	33,292
Council Member IV	4	6,890
Executive Clerk of Court V	1	1,722
Court Administrator of the Supreme Court	1	1,722
PHILJA Vice-Chancellor	1	1,722
Deputy Court Administrator of the Supreme Court	3	5,166
Jurisconsult	1	1,722
Assistant Court Administrator of the Supreme Court	3	5,166
PHILJA Executive Secretary	1	1,542
Director V	3	4,626
Chief Justice Staff Head	2	3,083
Regional Trial Court Judge	1,294	1,994,835
Executive Clerk of Court IV	4	6,168
Sharia District Court Judge	5	7,708
Metro Trial Court Judge	164	226,283
Executive Clerk of Court III	3	4,140
Judicial Staff Head	28	38,634
Director IV	28	38,640
Court Attorney VI	121	149,425
Head Executive Assistant	1	1,235
Director III	24	29,640
City Trial Court Judge	253	312,435
Sharia Circuit Court Judge	51	56,370
Municipal Circuit Trial Court Judge	469	518,384
Clerk of Court VII	9	9,948
Municipal Trial Court Judge	363	401,222
Director II	2	2,210
PHILJA Attorney V	2	2,211
Court Attorney V	54	59,686
PHILJA Attorney IV	7	6,923
Medical Officer V	1	989
Director I	2	1,979
Court Attorney IV	78	77,162
Clerk of Court VI	301	297,769
Chief Judicial Staff Officer	1	989
Assistant Superintendent of Printing	1	989
Supply Officer V	2	1,760
Statistician V	1	880
Records Officer V	12	10,560
Project Development Officer V	1	880
Planning Officer V	1	880
Management and Audit Analyst V	3	2,640
Librarian V	2	1,760
Information Technology Officer III	4	3,520
Information Officer V	2	1,760
Human Resource Management Officer V	8	7,040

DECEMBER 29, 2017	OFFICIAL GAZETTE	595
STAFFING SUMMARY, JLEC

Fiscal Examiner V	2	1,760
Fiscal Controller V	1	880
Financial and Management Officer II	1	880
Development Management Officer V	1	880
Court Attorney III	1	880
PHILJA Attorney III	2	1,760
Clerk of Court V	1,238	1,088,931
Chief Accountant	1	880
Cashier V	3	2,640
Security Officer V	1	880
Building Official	1	880
Budget Officer V	2	1,760
Administrative Officer V (for Judiciary and Congress)	7	6,160
Clerk of Court IV	80	62,979

Total Key Positions	4,679	5,521,641

Other Positions

Administrative	10,757	1,850,920
Support to Technical	19,297	4,669,588
Technical	2,497	1,143,656

Total Other Positions	32,551	7,664,164

For the difference between the Authorized and Actual Salaries		299,978

Total Permanent Positions	37,230	13,485,783

Total Permanent Filled Positions	25,154	8,987,738

B. Presidential Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Clerk of the Electoral Tribunal	1	1,722
Deputy Clerk of the Electoral Tribunal	1	1,542
Chief Judicial Staff Officer	21	20,775

Total Key Positions	23	24,039

Other Positions

Administrative	28	4,258
Support to Technical	32	6,844
Technical	68	42,209

Total Other Positions	128	53,311

For the difference between the Authorized and Actual Salaries		198

596	OFFICIAL GAZETTE	VOL. 113, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2018

Total Permanent Positions	151	77,548

Total Permanent Filled Positions	56	29,039

C. Sandiganbayan

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Presiding Justice, Sandiganbayan	1	2,378
Associate Justice, Sandiganbayan	20	34,448
Executive Clerk of Court IV	1	1,542
Executive Clerk of Court III	7	9,658
Director III	1	1,235
Court Attorney V	21	23,211
Court Attorney IV	23	22,752
Information Technology Officer III	1	880
Financial and Management Officer II	1	880
Records Officer V	1	880
Administrative Officer V (for Judiciary and Congress)	1	880

Total Key Positions	78	98,744

Other Positions

Administrative	208	39,573
Support to Technical	133	55,445
Technical	28	15,385

Total Other Positions	369	110,403

For the difference between the Authorized and Actual Salaries		3,608

Total Permanent Positions	447	212,755

Total Permanent Filled Positions	367	173,078

D. Court of Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Appeals	1	2,378
Associate Justice, Court of Appeals	68	117,123
Executive Clerk of Court IV	1	1,542

DECEMBER 29, 2017	OFFICIAL GAZETTE	597
STAFFING SUMMARY, JLEC

Executive Clerk of Court III	9	12,418
Executive Clerk of Court II	17	20,994
Court of Appeals Reporter II	1	1,235
Court Attorney V	139	153,637
Court of Appeals Reporter I	1	1,105
Court Attorney IV	140	138,498
Medical Officer V	1	989
Chief Accountant	1	880
Cashier V	1	880
Budget Officer V	1	880
Human Resource Management Officer V	1	880
Administrative Officer V (for Judiciary and Congress)	1	880
Supply Officer V	1	880
Records Officer V	1	880
Management and Audit Analyst V	1	880
Librarian V	1	880
Information Technology Officer III	1	880
Information Officer V	1	880

Total Key Positions	389	459,599

Other Positions

Administrative	717	130,974
Support to Technical	539	276,270
Technical	97	23,352

Total Other Positions	1,353	430,596

For the difference between the Authorized and Actual Salaries		18,154

Total Permanent Positions	1,742	908,349

Total Permanent Filled Positions	1,553	834,775

E. Court of Tax Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice	1	2,378
Associate Justice	8	13,778
Executive Clerk of Court IV	1	1,542
Director IV	2	2,760
Executive Clerk of Court III	4	5,519
Executive Clerk of Court II	3	3,705
Director II	2	2,210
Court Attorney V	18	19,897
Court Attorney IV	2	1,978
Chief Tax Specialist	1	880
Chief Accountant	1	880
Cashier V	1	880
Budget Officer V	1	880

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Information Technology Officer III	1	880
Administrative Officer V (for Judiciary and Congress)	2	1,760
Supply Officer V	1	880
Management and Audit Analyst V	1	880
Total Key Positions	50	61,687

Other Positions

Administrative	162	45,323
Support to Technical	73	32,257
Technical	52	39,125

Total Other Positions	287	116,705

For the difference between the Authorized and Actual Salaries		2,406

Total Permanent Positions	337	180,798

Total Permanent Filled Positions	265	154,043

DECEMBER 29, 2017	OFFICIAL GAZETTE	599
STAFFING SUMMARY, CSC

XXXI. CIVIL SERVICE COMMISSION (CSC)

A. Civil Service Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	2,378
Commissioner, Constitutional Commission	2	3,444
Assistant Commissioner, Constitutional Commission	4	6,168
Director IV	29	40,020
Director III	33	40,755
Director II	94	103,870
Attorney VI	21	23,205
Conciliator	6	5,935
Librarian V	1	880
Chief Personnel Specialist	106	93,279
Chief Administrative Officer	3	2,640
Chief Accountant	1	880

Total Key Positions	301	323,454

Other Positions

Administrative	346	88,895
Support to Technical	26	17,071
Technical	665	339,812

Total Other Positions	1,037	445,778

For the difference between the Authorized and Actual Salaries		18,835

Total Permanent Positions	1,338	788,067

Total Permanent Filled Positions	1,176	687,173

B. Career Executive Service Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,542
Director III	2	2,470
Attorney V	1	989
Chief Personnel Specialist	3	2,640
Chief Administrative Officer	1	880

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Total Key Positions	8	8,521

Other Positions

Administrative	18	4,911
Support to Technical	5	2,432
Technical	19	9,581

Total Other Positions	42	16,924

For the difference between the Authorized and Actual Salaries		(1,127)

Total Permanent Positions	50	24,318

Total Permanent Filled Positions	45	20,295

DECEMBER 29, 2017	OFFICIAL GAZETTE	601
STAFFING SUMMARY, COA

XXXII. COMMISSION ON AUDIT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	2,378
Commissioner, Constitutional Commission	2	3,445
Assistant Commissioner, Constitutional Commission	8	12,336
Director IV	42	57,960
Head Executive Assistant	1	1,235
Director III	37	45,695
Attorney VI	37	40,885
State Technical Audit Specialist V	25	27,625
State Auditor V	353	390,154
Director II	1	1,105
Medical Officer V	1	989
Board Secretary VI	1	989
Information Technology Officer III	3	2,640
Chief Administrative Officer	30	26,400
Chief Accountant	1	880
Training Specialist V	2	1,760
State Auditor IV	1,407	1,237,582
Internal Auditor V	2	1,759

Total Key Positions	1,954	1,855,817

Other Positions

Administrative	1,901	522,562
Technical	10,247	5,194,866

Total Other Positions	12,148	5,717,428

For the difference between the Authorized and Actual Salaries		128,709

Total Permanent Positions	14,102	7,701,954

Total Permanent Filled Positions	8,175	4,712,286

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XXXIII. COMMISSION ON ELECTIONS (COMELEC)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	2,378
Commissioner, Constitutional Commission	6	10,334
Executive Director IV	1	1,542
Deputy Executive Director IV	2	2,760
Director IV	26	35,880
Director III	26	32,110
Clerk of the Commission	1	1,235
Head Executive Assistant	1	1,235
Provincial Election Supervisor IV	29	32,054
Attorney VI	17	18,789
Provincial Election Supervisor III	26	25,723
Board Secretary VI	1	989
Attorney V	1	989
Medical Officer V	1	989
Administrative Officer V (for Judiciary and Congress)	1	880
Statistician V	1	880
Records Officer V	1	880
Public Relations Officer V	1	880
Planning Officer V	1	880
Management and Audit Analyst V	1	880
Information Technology Officer III	3	2,640
Provincial Election Supervisor II	20	17,593
Information Officer V	1	880
Identification Officer II	1	880
Chief Administrative Officer	8	7,040
Chief Accountant	2	1,760
Provincial Election Supervisor I	4	3,148

Total Key Positions	184	206,228

Other Positions

Administrative	878	170,457
Support to Technical	358	130,956
Technical	4,209	1,282,773

Total Other Positions	5,445	1,584,186

For the difference between the Authorized and Actual Salaries		34,716

Total Permanent Positions	5,629	1,825,130

Total Permanent Filled Positions	4,708	1,542,697

DECEMBER 29, 2017	OFFICIAL GAZETTE	603
STAFFING SUMMARY, OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Ombudsman	1	2,378
Deputy Ombudsman	4	6,888
Special Prosecutor	1	1,722
Overall Deputy Ombudsman	1	1,722
Deputy Special Prosecutor	5	7,710
Assistant Ombudsman	15	23,129
Assistant Special Prosecutor III	30	41,398
Graft Investigation and Prosecution Officer IV	34	46,918
Graft Investigation Officer III	9	12,420
Director IV	19	26,220
Head Executive Assistant	1	1,235
Graft Investigation and Prosecution Officer III	153	188,949
Assistant Special Prosecutor II	60	74,100
Graft Investigation Officer II	56	69,157
Assistant Special Prosecutor I	54	59,686
Graft Investigation Officer I	44	48,632
Graft Investigation and Prosecution Officer II	190	210,007
Director II	2	2,210
Graft Investigation and Prosecution Officer I	37	36,605
Project Development Officer V	1	880
Media Accreditation and Relations Officer V	1	880
Information Technology Officer III	2	1,760
Information Officer V	1	880
Graft Prevention and Control Officer V	35	30,786
Chief Administrative Officer	15	13,198
Project Evaluation Officer V	2	1,760
Chief Accountant	1	880

Total Key Positions	774	912,110

Other Positions

Administrative	616	154,885
Support to Technical	316	108,514
Technical	506	262,620

Total Other Positions	1,438	526,019

For the difference between the Authorized and Actual Salaries		16,964

Total Permanent Positions	2,212	1,455,093

Total Permanent Filled Positions	1,196	768,206

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XXXV. COMMISSION ON HUMAN RIGHTS (CHR)

A. COMMISSION ON HUMAN RIGHTS (CHR)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	2,378
Commission Member IV	4	6,890
Executive Director IV	1	1,542
Director IV	5	6,900
Director III	4	4,940
Head Executive Assistant	1	1,235
Attorney VI	21	23,210
Chief Administrative Officer	3	2,640
Special Investigator V	1	880
Security Officer V	1	880
Planning Officer V	1	880
Medico-Legal Officer IV	1	880
Information Technology Officer III	1	880
Training Specialist V	1	880
Information Officer V	3	2,640
Development Management Officer V	4	3,520
Project Development Officer V	1	880
Chief Accountant	1	880

Total Key Positions	55	62,935

Other Positions

Administrative	232	52,813
Support to Technical	156	57,626
Technical	411	206,538

Total Other Positions	799	316,977

For the difference between the Authorized and Actual Salaries		7,232

Total Permanent Positions	854	387,144

Total Permanent Filled Positions	526	224,483

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 29, 2017	OFFICIAL GAZETTE	605
STAFFING SUMMARY, CHR

Key Positions

Executive Director III	1	1,380
Deputy Executive Director III	1	1,235
Chief Administrative Officer	1	880
Chief History Researcher	1	880
Museum Curator II	1	880
Chief Archivist	1	880

Total Key Positions	6	6,135

Other Positions

Administrative	9	3,116
Support to Technical	1	417
Technical	14	5,304

Total Other Positions	24	8,837

Total Permanent Positions	30	14,972

Total Permanent Filled Positions

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XXXVI. ALLOCATION TO LOCAL GOVERNMENT UNITS

A. Metropolitan Manila Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council/Commission/Board Chairman III	1	1,722
Engineer V	2	1,760

Total Key Positions	3	3,482

Other Positions

Administrative	31	6,244
Support to Technical	23	3,771
Technical	75	31,763

Total Other Positions	129	41,778

For the difference between the Authorized and Actual Salaries		393

Total Permanent Positions	132	45,653

Total Permanent Filled Positions	102	34,482